[front cover]

October 31, 2002

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of two bridges going over water]

Giftrust(reg.sm)

[american century logo and text logo (reg. sm)]

[inside front cover]
Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You

James E. Stowers III with James E. Stowers, Jr.

Change is a reality for every business, but American Century's more than 40 years of investment management experience speaks to our ability to evolve as conditions warrant. This fall, we made several changes to our senior management structure.

Mark Mallon was named chief investment officer (CIO) of American Century
Investment Management, Inc. (ACIM), our investment management subsidiary. In his new role, Mark oversees more than 160 investment professionals who are managing approximately $75 billion in our International, U.S. Growth, Value, Quantitative
Equity, and Fixed Income portfolios. He continues to co-manage our Large Company
Value and Tax-Managed Value funds. Mark replaces Randy Merk, who left the firm in August.

Mark's top priority was to name successor CIOs for the two disciplines he previously managed. His appointments of Phil Davidson as CIO for Value Equity and John Schniedwind as CIO for Quantitative Equity recognize the significance of these disciplines. Phil, a chief architect of our value strategy, has two decades of investment experience. He remains a senior portfolio manager on our
Value and Equity Income funds. John, a 20-year American Century veteran, has been a leader in our Quantitative Equity group since its inception. He continues to co-manage our Income & Growth fund.

After spending the past two years researching and developing sophisticated investment management technologies, Jim Stowers III returns to the position of
CIO for U.S. Growth while retaining his roles on the Ultra and Veedot investment teams. For more than two decades, Jim has been a guiding force behind our earnings acceleration investment approach. He succeeds C. Kim Goodwin, who resigned in September.

Lastly, Bill Lyons, president and CEO of American Century Companies, takes on additional responsibilities as president of ACIM. Bill's assumption of the executive duties in ACIM allows our investment professionals to remain sharply focused on portfolio management.

We have built a legacy of investment management excellence, and we intend to keep it going through these challenging times. With our new team in place, you can be assured that American Century will continue its intense commitment to producing the best possible returns for you.

Sincerely,

/s/ James E. Stowers, Jr                 /s/ James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Market Perspective ........................................................    1
GIFTRUST

FINANCIAL STATEMENTS

OTHER INFORMATION
Management ................................................................   18
Background Information

Market Perspective from Jim Stowers III

[photo of Jum Stowers III]

Jim Stowers III, chief investment officer, U.S. Growth Equities

The year ended October 31, 2002, was a challenging period for stock investors as shifting sentiments triggered a selloff that affected all corners of the equity universe. While the S&P 500's 15.11% decline illustrates the downdraft's impact on the broad market, a deeper look reveals that there were few places for equity investors to hide. For example, the Russell 1000 Growth Index, which measures the performance of the market's largest growth-oriented stocks, fell 19.62%, and the Russell 2000 Growth Index, which represents smaller growth issues, dropped
21.57%. Value-oriented stocks fared somewhat better, but delivered negative results as well.

A GOOD START

The 12 months covered by this report got off to a positive start in the fourth quarter of last year when investors pushed stocks higher on hopes that the recession would end and corporate profits would recover. In early 2002, the economy continued to gain momentum, but corporate profits did not. The rally stalled as companies disappointed investors with declining profits and modest outlooks for the future.

Shaky sentiment took a turn for the worse during the summer when the stock market was racked by corporate scandals, weak profits, sputtering economic growth and worries about war. The combination of these negative trends drove a punishing decline that saw the S&P 500 lose more than 15% of its value between
Memorial Day and Labor Day and caused many investors to abandon stocks altogether.

LOOKING AHEAD

Though the fiscal year closed with a strong rally as stocks bounced off the five-year lows they hit in early October, there's no way of knowing whether the rise can be sustained. Certainly, there are reasons to be optimistic. The economy is beginning to show more vitality, and we're starting to see corporate earnings improve--two forces that must be present for the market to sustain positive returns. That said, we also must recognize that factors such as a pause in the economy's progress or continuing uncertainty about war could delay a market upswing we all want to see.

These conditions make stock selection more important than ever. With an uneven recovery helping some companies more than others, investment

MARKET RETURNS

For 12 months ended October 31, 2002
-------------------------------------------------------------------------------
    S&P 500 Index                                                   -15.11%
-------------------------------------------------------------------------------
    S&P MidCap 400 Index                                             -4.78%
-------------------------------------------------------------------------------
    Russell 2000 Index                                              -11.57%
-------------------------------------------------------------------------------
Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

                                                                    (continued)

1

Market Perspective

success depends on getting it right, one company at a time--the very approach that guides our domestic growth funds. The veteran managers that lead our domestic growth portfolios (averaging more than 10 years of investment experience) are very discriminating. They are keeping their portfolios focused on businesses whose earnings, revenues and other key fundamentals are growing at an accelerating rate. Though recent negative performance reflects the impact of the bear market, investing in companies demonstrating these characteristics has helped our teams generate enviable results compared to their peers.

In the months ahead, you can be assured that the investment professionals who are managing your assets will continue to apply the growth strategies that have proven successful over time. Every decision that they make will be predicated on providing you with solid long-term results.

MARKET PERFORMANCE--GROWTH OF $1.00

For the 12 months ended October 31, 2002

These indices represent the performance of large-, medium-, and small-capitalization stocks.

2

Giftrust - Performance

 TOTAL RETURNS AS OF OCTOBER 31, 2002
---------------------------------------------------------------------------------------
                                       GIFTRUST(1)   RUSSELL MIDCAP      RUSSELL 2000
                                                        GROWTH             GROWTH
---------------------------------------------------------------------------------------
   6 months(2)                         -22.25%          -22.98%           -28.95%
---------------------------------------------------------------------------------------
   1 Year                              -15.38%          -17.61%           -21.57%
---------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------
   3 Years                             -15.52%          -13.21%           -14.54%
---------------------------------------------------------------------------------------
   5 Years                              -8.10%           -1.62%            -7.45%
---------------------------------------------------------------------------------------
   10 Years                              6.04%            7.43%             3.59%
---------------------------------------------------------------------------------------
   Life of Fund                         11.67%            N/A(3)         4.82%(4)
---------------------------------------------------------------------------------------

(1) Inception was 11/25/83.

(2) Returns for less than one year are not annualized.

(3) Benchmark began 12/31/85.

(4) Since 11/30/83, the date nearest the fund's inception for which data are available.

See page 21-23 for information about indices and returns.

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1992

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
------------------------------------------------------------------------------------------------------------
                  1993    1994      1995     1996     1997     1998     1999     2000      2001      2002
------------------------------------------------------------------------------------------------------------
Giftrust         55.84%  18.75%    32.52%    9.72%    1.95%  -31.55%   59.05%   63.10%   -56.36%    -15.38%
------------------------------------------------------------------------------------------------------------
Russell 2000
Growth           27.67%  -0.91%    20.59%   13.33%   21.08%  -15.86%   29.28%   16.16%   -31.50%    -21.57%
------------------------------------------------------------------------------------------------------------
Russell Midcap
Growth           18.60%   2.54%    24.24%   17.95%   24.61%    2.43%   37.66%   38.67%   -42.78%    -17.61%
------------------------------------------------------------------------------------------------------------

The charts on the performance page give historical return data for Giftrust.
Returns for the indices are provided for comparison. Giftrust's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

3

Giftrust - Performance Review

[photo of Kurt Stalzer and Linda Peterson]

A commentary by Kurt Stalzer and Linda Peterson, portfolio managers on the
Giftrust investment team.

OUR RESULTS

Giftrust fell 15.38% during the twelve months ending October 31, 2002, beating the 17.92% decline of the average mid-cap growth fund tracked by Lipper Inc.
Giftrust's new benchmark, the Russell Midcap Growth Index, dropped 17.61%.

In January, American Century's Investment Oversight Committee (IOC) approved the
Russell Midcap Growth Index as the new benchmark for Giftrust. The IOC made the change because the index's higher mid-cap weighting offered a better representation of the stocks that we consider for the Giftrust portfolio and provided a more accurate guideline by which to measure Giftrust's performance.

AN UNFORGIVING MARKET

The last six months of Giftrust's fiscal year stood in stark contrast to the first six months. In our April report, we noted that the economy's emergence from recession pushed the major indices and the portfolio into positive territory. Over the summer, however, conditions deteriorated. Corporate accounting scandals, threats of war, and data pointing to a slowing U.S. economy depressed equity markets worldwide. A litany of poor earnings reports and business outlooks raised more doubts about the economy's health. Then in August and September, plunging consumer confidence and weak retail sales threatened to topple the economy's critical prop of consumer spending.

The negative sentiment touched nearly every segment of the market. There were virtually no safe havens for investors; both growth and value issues, from large to small, posted declines. In this environment, we adhered to our disciplined, bottom-up approach to finding mid-sized companies possessing strong fundamental data supporting sustainable accelerating growth. We believe Giftrust's performance compared to its benchmark and peers demonstrated the merit of our approach.

PORTFOLIO AT A GLANCE
                                                  AS OF 10/31/02
-------------------------------------------------------------------------------
Net Assets                                        $755.8 million
-------------------------------------------------------------------------------
                                          10/31/02              10/31/01
-------------------------------------------------------------------------------
No. of Companies                             87                    88
-------------------------------------------------------------------------------
P/E Ratio                                   30.8                  33.0
-------------------------------------------------------------------------------
Median Market                               $3.1                  $2.6.
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $4.7                  $4.7
Market Capitalization                      billion              billion
-------------------------------------------------------------------------------
Portfolio Turnover                          140%                  196%
-------------------------------------------------------------------------------
Expense Ratio                               1.00%                 1.00%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                    (continued)

4

Giftrust - Performance Review

DODGING THE BEAR

Our bottom-up process helped us find growing companies in places some growth managers may have overlooked. For example, our top performer was Ball Corp., a manufacturer of packaging for food and beverage companies. Ball weathered several years of consolidation in the packaging industry, putting it in a position to charge more for its products and improve its cash flow and earnings.

Investments in the energy sector also generated positive returns. Oil services companies, such as Cooper Cameron, which provide products and services used by drillers, saw their stock prices climb when the market anticipated an increase in drilling activity due to high commodity prices.

Following more than a year of shrinking advertising sales due to the sluggish economy, we identified media companies enjoying the beginning of a recovery in advertising spending. For example, radio broadcasters experienced steadily improving revenue growth as advertising demand firmed.

Even though investors became worried that consumer spending was weakening, many of our holdings in companies that make and sell consumer

TOP FIVE INDUSTRIES
                                            % OF FUND INVESTMENTS
----------------------------------------------------------------------
                                          AS OF                AS OF
                                        10/31/02              4/30/02
----------------------------------------------------------------------
Medical Products
& Supplies                               11.4%                  5.0%
----------------------------------------------------------------------
Information Services                      8.3%                  6.7%
----------------------------------------------------------------------
Medical Providers
& Services                                8.1%                  7.1%
----------------------------------------------------------------------
Media                                     6.6%                  4.2%
----------------------------------------------------------------------
Industrial Parts                          5.9%                  3.0%
----------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
                                          AS OF                AS OF
                                        10/31/02              4/30/02
----------------------------------------------------------------------
U.S. Common Stocks &
Equity Futures                           94.2%                 94.1%
----------------------------------------------------------------------
Foreign Stocks                            2.1%                  2.0%
----------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    96.3%                 96.1%
----------------------------------------------------------------------
Temporary
Cash Investments                          3.7%                  3.9%
----------------------------------------------------------------------

products generated positive returns. The strength of the consumer was reflected in the performance of our investments in retailers specializing in such niche product lines as electronics, home decor, and motorcycles. Harley-Davidson posted record revenues and earnings, driven by sales of special-edition bikes and bike gear produced in commemoration of its 100th anniversary in 2003.

UNDERWEIGHT TECHNOLOGY

In a bear market, success often results from what you don't own. Our relatively light weighting in the technology sector aided performance throughout the year as our company-by-company approach steered us away from non-accelerating businesses in the technology sector.

However, a mid-summer slump in technology spending affected even businesses that appeared positioned to weather the capital-spending downturn, including many semiconductor firms. Semiconductor stocks advanced early this year when optimism was high that the technology sector had bottomed and demand was beginning to turn up. But they were among the first to fall when tech earnings did not rebound as fast as expected. Companies possessing broad customer bases, such as
Microchip Technology, held up best. On the other

                                                                     (continued)

5

Giftrust - Performance Review

hand, Cirrus Logic, a supplier of high-performance chips for consumer entertainment electronics, declined when the company reduced its revenue forecast due to disappointing sales of Microsoft's Xbox, and we sold the stock.

An area in the tech sector that proved rewarding for most of the year was the defense and aerospace industry. Shares of defense contractors rose as the government stepped up procurement spending, a result of the largest military budget increase in nearly 20 years.

MIXED RESULTS FROM HEALTH CARE

During difficult times, investors seeking safe havens frequently are drawn to the relatively steady earnings of health care businesses. However, the group stumbled on a variety of industry-specific developments. Medical providers were hurt by proposed legislation that would cut their reimbursements for treating patients on Medicare. Drug and biotechnology companies were bruised when revenues on key drugs did not meet investor expectations. They also encountered setbacks due to the FDA's slowness in approving new drugs. These factors weighed on our position in biotech firm Enzon, and we sold the stock.

On the positive side, the portfolio profited from investments in manufacturers of medical products. For instance, Steris Corp. benefited from an upswing in capital expenditures on sterilization equipment by health care and pharmaceutical facilities. Throughout

TOP TEN HOLDINGS

                                              % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        10/31/02               4/30/02
-------------------------------------------------------------------------------
Westwood One, Inc.                        2.7%                  1.7%
-------------------------------------------------------------------------------
Omnicare, Inc.                            2.5%                  2.4%
-------------------------------------------------------------------------------
Microchip
Technology Inc.                           2.2%                  2.2%
-------------------------------------------------------------------------------
Affiliated Computer
Services Inc.                             2.2%                  2.6%
-------------------------------------------------------------------------------
Accredo Health Inc.                       2.1%                  1.0%
-------------------------------------------------------------------------------
Cooper Cameron Corp.                      2.0%                  1.7%
-------------------------------------------------------------------------------
Alliant Techsystems Inc.                  1.9%                  0.8%
-------------------------------------------------------------------------------
Black & Decker
Corporation                               1.9%                  1.3%
-------------------------------------------------------------------------------
American Standard
Companies Inc.                            1.9%                  1.3%
-------------------------------------------------------------------------------
Bard (C.R.), Inc.                         1.8%                    -
-------------------------------------------------------------------------------

the year, we reduced our weighting in the health care sector and shifted our exposure away from providers of services and toward manufacturers of medical products and supplies.

STAYING THE COURSE

The stock market is facing its first three-year losing streak since World War
II, but we are encouraged by the resilience the market has recently demonstrated. Regardless of how long it takes for the market to gain some additional traction, we will adhere to our investment process and search for investment opportunities among mid-sized companies that appear able to sustain or improve their accelerating growth rates. We believe judicious stock selection following a thorough review of the fundamentals can position Giftrust for long-term outperformance.

Investment terms are defined in the Glossary.

6

Giftrust - Schedule of Investments

OCTOBER 31, 2002

Shares                        ($ in Thousands)                      Value
-------------------------------------------------------------------------------
COMMON STOCKS - 90.4%

BANKS - 0.3%
--------------------------------------------------------------------------------
     48,600    Commerce Bancorp, Inc.                          $     2,231
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.2%
-----------------------------------------------------------------
     267,000    CV Therapeutics, Inc.(1)                             6,409
----------------------------------------------------------------------------
     306,400    Gilead Sciences, Inc.(1)                            10,634
----------------------------------------------------------------------------
                                                                    17,043
----------------------------------------------------------------------------
CHEMICALS - 2.5%
-----------------------------------------------------------------
     115,400    Avery Dennison Corp.                                 7,183
----------------------------------------------------------------------------
     317,600    Pactiv Corporation(1)                                6,301
----------------------------------------------------------------------------
     132,900    Valspar Corp.                                        5,551
----------------------------------------------------------------------------
                                                                    19,035
----------------------------------------------------------------------------
CLOTHING STORES - 0.8%
----------------------------------------------------------------------------
     258,300    Pacific Sunwear of California(1)                     6,038
----------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 3.3%
----------------------------------------------------------------------------
     293,661    American Power Conversion Corp.(1)                   3,796
----------------------------------------------------------------------------
     205,731    Avocent Corp.(1)                                     4,120
----------------------------------------------------------------------------
     291,200    Diebold, Inc.                                       10,382
----------------------------------------------------------------------------
     113,200    Zebra Technologies Corp. Cl A(1)                     6,963
----------------------------------------------------------------------------
                                                                    25,261
----------------------------------------------------------------------------
COMPUTER SOFTWARE - 1.5%
----------------------------------------------------------------------------
     212,900    Intuit Inc.(1)                                      11,045
----------------------------------------------------------------------------
CONSUMER DURABLES - 0.3%
----------------------------------------------------------------------------
      40,400    Mohawk Industries, Inc.(1)                           2,163
----------------------------------------------------------------------------
DEFENSE/AEROSPACE - 3.4%
----------------------------------------------------------------------------
      246,500    Alliant Techsystems Inc.(1)                        14,827
-----------------------------------------------------------------------------
      195,500    Lockheed Martin Corp.                              11,319
-----------------------------------------------------------------------------
                                                                    26,146
-----------------------------------------------------------------------------
DEPARTMENT STORES - 1.0%
-----------------------------------------------------------------------------
      254,200    Family Dollar Stores, Inc.                          7,827
-----------------------------------------------------------------------------
DRUGS - 1.6%
-----------------------------------------------------------------------------
       153,634  Teva Pharmaceutical
                Industries Ltd. ADR                                 11,895
-----------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION - 2.5%
-------------------------------------------------------------------
       119,200    EOG Resources Inc.                                 4,414
------------------------------------------------------------------------------
       197,200    Ocean Energy, Inc.                                 3,674
------------------------------------------------------------------------------
       166,300    Pioneer Natural Resources Co.(1)                   4,136
------------------------------------------------------------------------------
       298,200    XTO Energy Inc.                                    7,171
------------------------------------------------------------------------------
                                                                    19,395
------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 1.1%
------------------------------------------------------------------------------
       244,100    Stericycle, Inc.(1)                                8,126
------------------------------------------------------------------------------
FOOD & BEVERAGE - 2.1%
------------------------------------------------------------------------------
       178,959    American Italian Pasta Co. Cl A(1)                 6,165
------------------------------------------------------------------------------
       274,300    Performance Food Group Co.(1)                     10,182
------------------------------------------------------------------------------
                                                                    16,347
------------------------------------------------------------------------------

Shares                        ($ in Thousands)                       Value
------------------------------------------------------------------------------
HEAVY MACHINERY - 0.6%
------------------------------------------------------------------------------
        98,400   Deere & Co.                                          4,565
------------------------------------------------------------------------------
HOTELS - 1.7%
------------------------------------------------------------------------------
       522,300   Hilton Hotels Corp.                                  6,424
-----------------------------------------------------------------------------
       213,600   MGM Mirage(1)                                        6,643
-----------------------------------------------------------------------------
                                                                     13,067
-----------------------------------------------------------------------------
INDUSTRIAL PARTS - 5.9%
-----------------------------------------------------------------------------
       213,400   American Standard Companies Inc.(1)                 14,234
-----------------------------------------------------------------------------
       316,000   Black & Decker Corporation                          14,775
-----------------------------------------------------------------------------
       240,538   Fastenal Company                                     8,175
-----------------------------------------------------------------------------
        37,600   Grainger (W.W.), Inc.                                1,822
-----------------------------------------------------------------------------
        51,877   Ingersoll-Rand Company                               2,023
-----------------------------------------------------------------------------
       113,000   Pentair, Inc.                                        3,734
-----------------------------------------------------------------------------
                                                                     44,763
-----------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.4%
-------------------------------------------------------------------------------
       320,966   Manpower Inc.                                       10,945
-------------------------------------------------------------------------------
INFORMATION SERVICES - 8.3%
-------------------------------------------------------------------------------
       361,800   Affiliated Computer Services Inc.(1)                16,662
-----------------------------------------------------------------------------
       113,400   BISYS Group, Inc. (The)(1)                           2,030
-----------------------------------------------------------------------------
       279,400   ChoicePoint Inc.(1)                                 10,578
-----------------------------------------------------------------------------
        63,500   Computer Sciences Corp.(1)                           2,050
-----------------------------------------------------------------------------
       342,579   Corporate Executive Board Co. (The)(1)              11,369
-----------------------------------------------------------------------------
       196,763   Getty Images Inc.(1)                                 5,637
-----------------------------------------------------------------------------
       310,200   Paychex, Inc.                                        8,943
-----------------------------------------------------------------------------
       174,200   Pec Solutions Inc.(1)                                6,040
-----------------------------------------------------------------------------
                                                                     63,309
-----------------------------------------------------------------------------
LIFE & HEALTH INSURANCE - 1.6%
-----------------------------------------------------------------------------
       391,100   Aflac Inc.                                          11,905
-----------------------------------------------------------------------------
MEDIA - 6.6%
-----------------------------------------------------------------------------
       321,200   Cox Radio Inc. Cl A(1)                               7,625
-----------------------------------------------------------------------------
       558,900   Cumulus Media Inc.(1)                                9,594
-----------------------------------------------------------------------------
       255,700   Entercom Communications Corp.(1)                    12,586
-----------------------------------------------------------------------------
       564,100   Westwood One, Inc.(1)                               20,476
-----------------------------------------------------------------------------
                                                                     50,281
-----------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES - 11.4%
----------------------------------------------------------------------------
       258,800   Alcon, Inc.(1)                                      10,616
----------------------------------------------------------------------------
       246,800   Bard (C.R.), Inc.                                   13,804
----------------------------------------------------------------------------
        65,300   Beckman Coulter Inc.                                 1,819
----------------------------------------------------------------------------
       160,600   Boston Scientific Corp.(1)                           6,043
----------------------------------------------------------------------------
       109,900   Cooper Companies, Inc. (The)                         5,825
----------------------------------------------------------------------------
       239,800   Dentsply International Inc.                          8,845
----------------------------------------------------------------------------
       242,200   Edwards Lifesciences Corporation(1)                  6,222
----------------------------------------------------------------------------
       261,000   Henry Schein, Inc.(1)                               13,097
----------------------------------------------------------------------------
       187,300   St. Jude Medical, Inc.(1)                            6,670
----------------------------------------------------------------------------
       476,300   Steris Corp.(1)                                     12,636
----------------------------------------------------------------------------
                                                                     85,577
----------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

7

Giftrust - Schedule of Investments

OCTOBER 31, 2002

Shares                        ($ in Thousands)                        Value
-------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES - 8.1%
----------------------------------------------------------------------------
       350,340    Accredo Health Inc.(1)                               16,191
-----------------------------------------------------------------------------
       289,700    First Health Group Corp.(1)                           7,503
-----------------------------------------------------------------------------
       394,800    Health Management Associates, Inc.(1)                 7,549
-----------------------------------------------------------------------------
       258,300    LifePoint Hospitals Inc.(1)                           8,094
-----------------------------------------------------------------------------
       884,855    Omnicare, Inc.(2)                                    19,228
-----------------------------------------------------------------------------
        44,400    Wellpoint Health Networks Inc.(1)                     3,339
-----------------------------------------------------------------------------
                                                                       61,904
-----------------------------------------------------------------------------
MINING & METALS - 1.2%
-----------------------------------------------------------------------------
       193,300    Ball Corporation                                      9,362
-----------------------------------------------------------------------------
MOTOR VEHICLES & PARTS - 1.4%
-----------------------------------------------------------------------------
       212,700    Genuine Parts Company                                 6,283
-----------------------------------------------------------------------------
        88,700    Harley-Davidson, Inc.                                 4,639
-----------------------------------------------------------------------------
                                                                       10,922
-----------------------------------------------------------------------------
OIL SERVICES - 5.7%
-----------------------------------------------------------------------------
       326,200    BJ Services Co.(1)                                    9,894
-----------------------------------------------------------------------------
       331,700    Cooper Cameron Corp.(1)                              15,463
-----------------------------------------------------------------------------
       269,200    ENSCO International Inc.                              7,279
-----------------------------------------------------------------------------
       269,600    Weatherford International Ltd.(1)(2)                 10,795
-----------------------------------------------------------------------------
                                                                       43,431
-----------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE - 0.7%
-----------------------------------------------------------------------------
        34,400    MGIC Investment Corp.                                 1,443
-----------------------------------------------------------------------------
       109,100    Radian Group Inc.                                     3,848
-----------------------------------------------------------------------------
                                                                        5,291
-----------------------------------------------------------------------------
RAILROADS - 0.5%
-----------------------------------------------------------------------------
         89,500    Canadian National Railway Co. ORD                    3,794
-----------------------------------------------------------------------------
RESTAURANTS - 1.4%
-----------------------------------------------------------------------------
        467,500    Yum! Brands, Inc.(1)(2)                             10,533
-----------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT - 2.2%
-----------------------------------------------------------------------------
        125,300    Affiliated Managers Group Inc.(1)                    6,506
------------------------------------------------------------------------------
        315,200    Franklin Resources, Inc.                            10,398
------------------------------------------------------------------------------
                                                                       16,904
------------------------------------------------------------------------------
SEMICONDUCTOR - 3.9%
------------------------------------------------------------------------------
        148,400    Linear Technology Corp.                              4,103
------------------------------------------------------------------------------
        187,847    Maxim Integrated Products, Inc.(1)                   5,978
------------------------------------------------------------------------------
        684,050    Microchip Technology Inc.(1)                        16,688
------------------------------------------------------------------------------
        143,000    Power Integrations, Inc.(1)                          2,524
------------------------------------------------------------------------------
                                                                       29,293
------------------------------------------------------------------------------

Shares                        ($ in Thousands)                         Value
------------------------------------------------------------------------------
SPECIALTY STORES - 4.3%
------------------------------------------------------------------------------
         35,600   CDW Computer Centers, Inc.(1)                        1,885
-----------------------------------------------------------------------------
        408,000   Dollar Tree Stores, Inc.(1)                         10,724
-----------------------------------------------------------------------------
        379,500   Insight Enterprises, Inc.(1)                         2,903
-----------------------------------------------------------------------------
        460,300   PETCO Animal Supplies, Inc.(1)                      11,524
-----------------------------------------------------------------------------
        103,400   Pier 1 Imports, Inc.                                 1,949
-----------------------------------------------------------------------------
        244,300   Staples, Inc.(1)                                     3,767
-----------------------------------------------------------------------------
                                                                      32,752
-----------------------------------------------------------------------------
TRUCKING, SHIPPING &
AIR FREIGHT - 0.9%
-----------------------------------------------------------------------------
        215,800   Arkansas Best Corporation(1)                         6,468
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $674,433)                                                      687,618
---------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES* - 5.9%

Repurchase Agreement, Credit Suisse First
Boston Corp., (U.S. Treasury obligations),
in a joint trading account at 1.84%,
dated 10/31/02, due 11/1/02
(Delivery value $38,002)                                              38,000
-----------------------------------------------------------------------------
Repurchase Agreement, State Street Corp.,
(U.S. Treasury obligations), in a joint trading
account at 1.84%, dated 10/31/02,
due 11/1/02 (Delivery value $6,924)                                    6,923
-----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES
(Cost $44,923)                                                        44,923
-----------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS - 3.7%

Repurchase Agreement, State Street Corp.,
(U.S. Treasury obligations), in a joint trading
account at 1.84%, dated 10/31/02,
due 11/1/02 (Delivery value $28,078)
(Cost $28,077)                                                        28,077
-----------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 100.0%
(Cost $747,433)                                                     $760,618
=============================================================================

See Notes to Financial Statements.

8

Giftrust - Schedule of Investments

OCTOBER 31, 2002

 EQUITY FUTURES CONTRACTS*

                                                 ($ in Thousands)

   Purchased                Expiration Date   Underlying Face    Unrealized Gain
                                              Amount at Value
--------------------------------------------------------------------------------
454 NASDAQ 100 Futures      December 2002         $44,923            $2,058
                                              ==================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
ORD = Foreign Ordinary Share
(1)  Non-income producing.
(2)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

OCTOBER 31, 2002

ASSETS  (In Thousands Except Per-Share Amounts)
---------------------------------------------------------------
Investment securities, at value (cost of $747,433) (Note 6)       $760,618
---------------------------------------------------------------
Cash                                                                    19
---------------------------------------------------------------
Collateral for securities loaned, at value (Note 4)                143,750
---------------------------------------------------------------
Receivable for investments sold                                      5,453
---------------------------------------------------------------
Dividends, interest, and other income receivable                       147
---------------------------------------------------------------------------
                                                                   909,987
---------------------------------------------------------------------------
LIABILITIES
Payable for securities loaned, at value (Note 4)                   143,750
---------------------------------------------------------------
Payable for investments purchased                                    9,788
---------------------------------------------------------------
Payable for variation margin on futures contracts                       67
---------------------------------------------------------------
Accrued management fees (Note 2)                                       627
---------------------------------------------------------------------------
                                                                   154,232
---------------------------------------------------------------------------
NET ASSETS                                                        $755,755
===========================================================================
CAPITAL SHARES, $0.01 PAR VALUE
---------------------------------------------------------------
Authorized                                                         200,000
---------------------------------------------------------------------------
Outstanding                                                         63,623
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                           $11.88
===========================================================================
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                         $1,344,808
---------------------------------------------------------------
Accumulated net realized loss on investment transactions          (604,296)
---------------------------------------------------------------
Net unrealized appreciation on investments (Note 6)                 15,243
---------------------------------------------------------------------------
                                                               $   755,755
===========================================================================

See Notes to Financial Statements.

10

Statement of Operations

YEAR ENDED OCTOBER 31, 2002

INVESTMENT LOSS  (In Thousands)
INCOME:
--------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $23)                        $  2,92
--------------------------------------------------------------------
Interest                                                                  1,665
--------------------------------------------------------------------
Securities lending                                                          499
--------------------------------------------------------------------------------
                                                                          5,086
--------------------------------------------------------------------------------

EXPENSES (Note 2):
--------------------------------------------------------------------
Management fees                                                           8,744
--------------------------------------------------------------------
Directors' fees and expenses                                                  9
--------------------------------------------------------------------------------
                                                                          8,753
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      (3,667)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investment transactions (Note 3)                  (139,368)
--------------------------------------------------------------------
Change in net unrealized appreciation on investments (Note 6)             5,223
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                       (134,145)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(137,812)
================================================================================

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2002 AND OCTOBER 31, 2001

DECREASE IN NET ASSETS                              2002         2001
=======================================================================
OPERATIONS                                           (In Thousands)
Net investment loss                          $     (3,667)  $  (1,363)
------------------------------------------
Net realized loss                                (139,368)   (461,206)
------------------------------------------
Change in net unrealized appreciation               5,223    (719,766)
-----------------------------------------------------------------------
Net decrease in net assets
resulting from operations                        (137,812) (1,182,335)
-----------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains                              --      (410,854)
-----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                          24,279      47,332
------------------------------------------
Proceeds from reinvestment of distributions          --       410,514
------------------------------------------
Payments for shares redeemed                      (11,020)    (70,422)
-----------------------------------------------------------------------
Net increase in net assets from
capital share transactions                         13,259     387,424
-----------------------------------------------------------------------
NET DECREASE IN NET ASSETS                       (124,553) (1,205,765
=======================================================================
NET ASSETS
Beginning of period                               880,308   2,086,073
-----------------------------------------------------------------------
End of period                                    $755,755    $880,308
=======================================================================
TRANSACTIONS IN SHARES OF THE FUND
Sold                                                1,738       2,355
-------------------------------------------
Issued in reinvestment of distributions               --       17,162
-------------------------------------------
Redeemed                                             (816)     (4,542)
-----------------------------------------------------------------------
Net increase                                          922      14,975
=======================================================================

See Notes to Financial Statements.

12

Notes to Financial Statements

OCTOBER 31, 2002

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Giftrust Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues its investment objective by investing primarily in common stocks. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require  use of estimates by fund management.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Security lending income is recorded daily on the accrual basis.

FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

                                                                    (continued)

13

Notes to Financial Statements

OCTOBER 31, 2002

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on the funds' average daily closing net assets during the previous month. The annual management fee for the fund is 1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services
Corporation.

During the year ended October 31, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (see Note 5). The fund also has a securities lending agreement with JPMorgan Chase Bank (Chase) (see Note 4). Chase is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2002, were $1,093,883,133 and $1,088,710,740, respectively.

4. SECURITIES LENDING

At October 31, 2002, securities valued at $140,612,814 were on loan through the lending agent, Chase, to certain approved borrowers. Chase receives and maintains collateral in the form of cash, U.S. Treasury or Government Agency securities and/or letters of credit for the fund. The value of cash collateral received at year end is disclosed in the Statement of Assets and Liabilities.
The total value of all collateral received, at this date, was valued at
$143,750,275. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2002.

                                                                    (continued)

14

Notes to Financial Statements

OCTOBER 31, 2002

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2002 and October 31, 2001 were as follows:

                                                           2002         2001
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM                                       (In Thousands)
--------------------------------------------------------------------------------
Ordinary income                                             --          --
--------------------------------------------------------------------------------
Long-term capital gains                                     --       $410,854
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of October 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST  (In Thousands)
--------------------------------------------------------------------------------
Federal tax cost of investments                                        $752,149
================================================================================
Gross tax appreciation of investments
                                                                        $46,361
--------------------------------------------------------------------
Gross tax depreciation of investments                                   (37,892)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                     $  8,46
================================================================================
Net tax appreciation (depreciation) of derivatives                          --
--------------------------------------------------------------------------------
Net tax appreciation                                                    $  8,46
================================================================================
Accumulated capital losses                                            $(597,522)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 and 2010.

                                                                    (continued)

15

Giftrust - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
--------------------------------------------------------------------------------

                                           2002       2001      2000      1999       1998
===============================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period     $14.04      $43.71    $26.80    $16.85    $25.46
-----------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Loss(1)                  (0.06)      (0.02)    (0.32)    (0.14)    (0.12)
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                  (2.10)     (21.07)    17.23     10.09     (7.74)
-----------------------------------------------------------------------------------------------
  Total From Investment Operations        (2.16)     (21.09)    16.91      9.95     (7.86)
-----------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                --          --        --        --      (0.75)
-----------------------------------
  From Net Realized Gains                   --       (8.58)       --        --       --(2)
-----------------------------------------------------------------------------------------------
  Total Distributions                       --       (8.58)       --        --      (0.75)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $11.88     $14.04     $43.71    $26.80    $16.85
===============================================================================================
  TOTAL RETURN(3)                        (15.38)%   (56.36)%    63.10%    59.05%   (31.55)%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets                      1.00%       1.00%     1.00%     1.00%      1.00%
-----------------------------------
Ratio of Net Investment Loss
to Average Net Assets                    (0.42)%    (0.11)%   (0.75)%    (0.66)%    (0.54)%
------------------------------------
Portfolio Turnover Rate                     140%       196%       92%       117%       147%
------------------------------------
Net Assets, End of Period (in millions)     $756       $880    $2,086     $1,250       $757
-----------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment
    income and capital gains distributions, if any.

See Notes to Financial Statements.

16

Independent Auditors' Report

The Board of Directors and Shareholders, American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Giftrust Fund, (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2002, and the
related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Giftrust Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 6, 2002

17

Management

The individuals listed below serve as directors or officers of the funds. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the fund's also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (62)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 21
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Strategic Account Implementation Manager,
Applied Industrial Technologies, Inc., a corporation
engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (70)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Retired, formerly a general surgeo
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (57)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director,
Midwest Research Institute
-------------------------------------------------------------------------------
D.D. (DEL) HOCK (67)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director,
RMI.NET Inc., Hathaway
Corporation and  J.D. Edwards & Company
-------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
   2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

18

Management

INDEPENDENT DIRECTORS (CONTINUED)
-------------------------------------------------------------------------------
DONALD H. PRATT (64)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice
Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director,
Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (59)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (56)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President, Finance--Global Markets
Group, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director,
DST Systems, Inc.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (40)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS
-------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (78)(1)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:
Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 43
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chairman, Director, and controlling shareholder,
ACC; Chairman, ACIM, ACSC, and other ACC
subsidiaries; Director, ACIM, ACSC, and other
ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
JAMES E. STOWERS III (43)(1)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 11
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Co-Chairman, ACC (September 2000 to present);
Chief Executive Officer, ACC (June 1996 to
September 2000); Chief Executive Officer, ACIM,
ACSC, and other ACC subsidiaries; Director,
ACC, ACIM, ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

19

Management

OFFICERS
-------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chief Executive Officer, ACC and other ACC
subsidiaries (September 2000 to present);
President, ACC (June 1997 to present); Chief
Operating Officer, ACC (June 1996 to September
2000); General Counsel, ACC, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1989 to
June 1998); Executive Vice President, ACC
(January 1995 to June 1997); Also serves as:
Executive Vice President and Chief Operating
Officer, ACIM, ACIS, ACSC, and other ACC
subsidiaries, and Executive Vice President of
other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice
President
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chief Administrative Officer, ACC (August 1997
to present); Chief Financial Officer, ACC (May
1995 to October 2002); President, ACSC (January
1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive
Vice President and Chief Financial Officer,
ACIM, ACIS, and other ACC subsidiaries, and
Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice
President, Treasurer, and Chief Accounting Officer
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice
President and General Counsel
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1998 to present);
General Counsel, ACC, ACIM, ACIS, ACSC,
and other ACC subsidiaries (June 1998 to
present); Consultant to mutual fund industry
(May 1997 to April 1998)
-------------------------------------------------------------------------------
ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President, ACSC (February 2000 to present);
Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President, Corporate Tax, ACSC (April 1998
to present); Vice President, ACIM, ACIS, and
other ACC subsidiaries (April 1999 to present);
President, American Century Employee Benefit
Services, Inc. (January 2000 to December 2000);
Treasurer, American Century Employee Benefit
Services, Inc. (December 2000 to present);
Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of
Taxation, ACSC (July 1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

20

Background Information

PORTFOLIO MANAGERS
GIFTRUST
--------------------------------------------------------------------------------
    Linda Peterson, CFA
--------------------------------------------------------------------------------
    Kurt Stalzer
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY GIFTRUST generally invests in the securities of medium-sized companies that exhibit accelerating growth. Shares of Giftrust can be given only as a gift to someone other than yourself or your spouse, and all investments must remain in the fund for a minimum of 18 years or until the recipient reaches the age of majority, whichever is later. Historically, smaller-cap stocks have been more volatile than the stocks of larger, more established companies. Therefore, the fund is subject to significant price volatility but offers high long-term growth potential.

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 INDEX, a market-value weighted index, consists of 400 domestic stocks chosen for market size, liquidity, and industry group presentation.

     The RUSSELL 2000 INDEX was created by Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies.
The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

     The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index. The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

                                                                    (continued)

21

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) more than
$8.4 billion. This is Lipper's market capitalization breakpoint as of October
31, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $1.9 billion and $8.4 billion. This is Lipper's market capitalization breakpoint as of October 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

22

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$1.9 billion. This is Lipper's market capitalization breakpoint as of October
31, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME-- taxable and tax-free bond funds that can provide current income.  They generally offer lower volatility levels than stock funds.

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

23

Glossary

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

MODERATE--these funds generally provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

24

Notes

25

Notes

26

[inside back cover]

                             AMERICAN CENTURY FUNDS

--------------------------------------------------------------------------------
                                     GROWTH
--------------------------------------------------------------------------------
AGGRESSIVE RISK

    DOMESTIC EQUITY                        INTERNATIONAL
    Veedot(reg.sm)                         Emerging Markets
    New Opportunities                      International Opportunities
    New Opportunities II                   International Discovery**
    Giftrust(reg.sm)                       International Growth
    Vista                                  Global Growth
    Heritage
    Growth                                 SPECIALTY
    Ultra(reg.sm)                          Technology
    Select                                 Life Sciences

--------------------------------------------------------------------------------
                               GROWTH AND INCOME
--------------------------------------------------------------------------------

MODERATE RISK

    ASSET ALLOCATION                       DOMESTIC EQUITY
    Balanced                               Equity Growth
    Strategic Allocation: Aggressive       Equity Index
    Strategic Allocation: Moderate         Large Company Value
    Strategic Allocation: Conservative     Tax-Managed Value
                                           Income & Growth
    SPECIALTY                              Value
    Global Gold                            Equity Income
    Global Natural Resources**
    Real Estate
    Utilities

AGGRESSIVE RISK

    DOMESTIC EQUITY
    Small Cap Quantitative
    Small Cap Value**

--------------------------------------------------------------------------------
                                     INCOME
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Ginnie Mae                             CA Intermediate-Term Tax-Free
    Inflation-Adjusted Bond                AZ Municipal Bond
    Short-Term Government                  FL Municipal Bond
                                           Tax-Free Bond
                                           CA Limited-Term Tax-Free

MODERATE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Government Bond                        CA Long-Term Tax-Free
    Target 2005*
    Diversified Bond

AGGRESSIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Target 2030*                           CA High-Yield Municipal
    Target 2025*                           High-Yield Municipal
    Target 2020*
    Target 2015*
    Target 2010*
    High-Yield
    International Bond

--------------------------------------------------------------------------------
                              CAPITAL PRESERVATION
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE MONEY MARKETS                  TAX-FREE MONEY MARKETS
    Prime Money Market                     FL Municipal Money Market
    Government Agency Money Market         CA Tax-Free Money Market
    Capital Preservation                   Tax-Free Money Market
    Premium Money Market

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------

American Century Investments                               PRSRT STD
P.O. Box 419200                                        U.S. POSTAGE PAID
Kansas City, MO 64141-6200                              AMERICAN CENTURY
                                                            COMPANIES

0212                           American Century Investment Services, Inc.
SH-ANN-32230S                  (c)2002 American Century Services Corporation

[front cover]

October 31, 2002

American Century
Annual Report

[photo]

High-Yield

                                  [american century logo and text logo (reg.sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You

[photo]
James E. Stowers III with James E. Stowers, Jr.

The fiscal year ended October 31, 2002, spanned a turbulent time. The period began with a flurry of post-September 11 stimulative moves that powered the national economy forward through the first quarter of 2002. But that momentum faded as geopolitical flare-ups and corporate scandals eroded confidence, making investors and businesses increasingly timid.

As a result, U.S. economic growth stumbled in the second quarter and hit a "soft patch" at the end of the third quarter. Those slowdowns, combined with the possibility of war with Iraq, contributed to a cautious atmosphere as the fiscal year closed. In that risk-averse environment, high-quality bonds significantly outperformed stocks. Even some lower-quality bonds received a boost. Despite the financial pressures on corporations and disclosures of accounting irregularities that rocked some sectors of the high-yield bond market, American Century
High-Yield posted a positive return for the reporting period.

The fiscal year brought other important changes. Randy Merk, president and chief investment officer (CIO) of American Century Investment Management (ACIM),
resigned to pursue other opportunities, resulting in a realignment of ACIM's senior leadership team. Mark Mallon, previously CIO of ACIM's value/quantitative equity group, became the new ACIM CIO,  and Bill Lyons, president and CEO of
American Century Companies, became the new ACIM president, in addition to his other duties.

Bill's new responsibilities reinforce our commitment to investment management as the core of our business. "This move aligns overall company operations more closely with ACIM," says Bill. "Mark's focus is on investment performance and ensuring that the right people are in place with the right tools to do their jobs. On the other hand, I will make sure that ACIM works in an integrated fashion with the other parts of our business."

In these changing times, we appreciate your continued confidence in our management team and in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

HIGH-YIELD

FINANCIAL STATEMENTS

OTHER INFORMATION
Management ................................................................   19
Share Class and Retirement Account Information ............................   22
Background Information

High-Yield - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                  HIGH-YIELD     CSFB HIGH YIELD
                                                                    INDEX II(2)
--------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 9/30/97)
--------------------------------------------------------------------------------
   6 months(1)                                      -4.26%           -7.10%
--------------------------------------------------------------------------------
   1 Year                                            1.43%           -0.06%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                                          -3.13%           -0.16%
--------------------------------------------------------------------------------
   5 Years                                          -1.38%            0.55%
--------------------------------------------------------------------------------
   Life of Class                                    -1.42%            0.52%(3)
--------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 3/8/02)
--------------------------------------------------------------------------------
   6 months(1)                                      -4.38%           -7.10%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   Life of Class(1)                                 -2.72%           -3.47%(4)
--------------------------------------------------------------------------------
                                  HIGH-YIELD      HIGH-YIELD     CSFB HIGH YIELD
                                  (NO CDSC*)      (WITH CDSC)       INDEX II
--------------------------------------------------------------------------------
C CLASS (INCEPTION 12/10/01)
--------------------------------------------------------------------------------
   6 months(1)                      -4.62%          -5.31%           -7.10%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   Life of Class(1)                 -2.49%          -3.18%          -3.19%(5)
--------------------------------------------------------------------------------

*CDSC stands for "contingent deferred sales charge." High-Yield's CDSC is charged to investors if they redeem C Class shares within 18 months of purchase.
The SEC requires that mutual funds provide performance information net of the
CDSC in all cases where the charge could be applied. Returns "with CDSC" reflect the deduction of the applicable CDSC imposed on shares redeemed within the reporting period.

(1)  Returns for periods less than one year are not annualized.

(2)  On May 31, 2001, the Donaldson, Lufkin, & Jenrette (DLJ) High Yield Index,
     the fund's benchmark since inception, became known as the Credit Suisse
     First Boston (CSFB) High Yield Index II.

(3)  Since 10/1/97, the date nearest the class's inception for which data are available.

(4)  Since 3/1/02, the date nearest the class's inception for which data are available.

(5)  Since 12/1/01, the date nearest the class's inception for which data are available.

See pages 22-25 for information about share classes, returns, and the comparative index.

LIPPER RANKINGS AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                 HIGH-YIELD     HIGH CURRENT YIELD FUNDS(2)
                                              AVERAGE RETURN   FUND'S RANKING
--------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 9/30/97)
--------------------------------------------------------------------------------
   6 months(1)                     -4.26%        -9.49%              --
--------------------------------------------------------------------------------
   1 Year                           1.43%        -4.95%         35 out of 373
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                         -3.13%        -3.87%        138 out of 291
--------------------------------------------------------------------------------
   5 Years                         -1.38%        -2.35%         75 out of 180
--------------------------------------------------------------------------------
   Life of Investor Class          -1.42%        -2.36%(3)      75 out of 177(3)
--------------------------------------------------------------------------------

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service. See page 23 for more information about Lipper fund rankings.

(3)  Since 10/1/97, the date nearest the class's inception for which data are available.

                                                                    (continued)

                                                                          -----
                                                                          1

High-Yield - Performance

PERFORMANCE OF $10,000 OVER LIFE OF CLASS

$10,000 investment made September 30, 1997

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
--------------------------------------------------------------------------------
                      1997*     1998       1999       2000      2001       2002
--------------------------------------------------------------------------------
High-Yield           -0.37%    -4.09%      7.03%     -7.08%    -3.56%      1.43%
--------------------------------------------------------------------------------
CSFB High Yield
Index II             -0.13%    -2.65%      6.09%     -0.99%     0.59%     -0.06%
--------------------------------------------------------------------------------

* From 9/30/97 (the class's inception date) to 10/31/97. Not annualized.

The charts on the performance pages give historical return data for High-Yield.
Returns for the CSFB High Yield Index II are provided for comparison.
High-Yield's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns chart on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

-----
    2

High-Yield - Portfolio Commentary

By Michael Difley, portfolio manager

PERFORMANCE SUMMARY

High-Yield performed very well compared with its Lipper group for the  12 months ended October 31, 2002, although tough times for the stock market limited the fund's absolute return.* (See page 1 for details.)

We employed a number of strategies that helped High-Yield outperform. To begin with, we maintained a below-average exposure to the telecommunications sector compared with the Lipper group. We also concentrated the portfolio in the upper credit echelon of high-yield bonds. And our emphasis on industries that continued to perform well also worked in High-Yield's favor.

ECONOMIC & MARKET BACKDROP

Economic activity vacillated during the fiscal year, resulting in extreme volatility in the financial markets. During the fourth quarter of 2001, the U.S.
economy emerged from its first recession since 1990-91. The Federal Reserve's 11 interest rate reductions during 2001 provided a significant catalyst for that improvement. Those rate cuts left the Fed's short-term benchmark rate at a
40-year low of 1.75%, and helped the economy surge ahead at a 5.0% annual pace during the first quarter of 2002.

But slower economic activity prevailed thereafter as lackluster business capital spending, a series of corporate accounting scandals, increased layoffs, and growing tensions in the Middle East dampened investor enthusiasm. Those concerns pushed stocks sharply lower during the first 10 months of 2002, with the S&P 500 falling nearly 22%, and the Nasdaq Composite Index tumbling more than 30%.

Corporate high-yield bonds, which tend to act like a mix of stocks and bonds, turned in correspondingly disappointing returns. Tight lending standards for high-yield issuers curtailed high-yield bond issuance, while cash flows into and out of the high-yield mutual fund market were extremely volatile. But in  a hopeful sign of future conditions, Moody's trailing 12-month default rate--which tracks defaults by high-yield issuers--finished October at 9.01%, below
January's peak of 10.68%.

PORTFOLIO STRATEGIES

We limited the portfolio's telecommunications holdings during the fiscal year, which provided a significant performance boost. As a group, telecom bonds plunged more than 45% during the first nine months of 2002. But the high-yield market is complex and dynamic, so we continue to keep close tabs on this sector in the event that adding to our exposure makes sense at some point.

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                AS OF 10/31/02
-------------------------------------------------------------------------------
Net Assets                                       $50.3 million
-------------------------------------------------------------------------------
                                         10/31/02              10/31/01
-------------------------------------------------------------------------------
Weighted Average
Maturity                                 5.2 yrs               5.5 yrs
-------------------------------------------------------------------------------
Average Duration                         3.7 yrs               3.5 yrs
-------------------------------------------------------------------------------
Expense Ratio (for
Investor Class)                           0.90%                 0.90%
-------------------------------------------------------------------------------

YIELDS AS OF OCTOBER 31, 2002
-------------------------------------------------------------------------------
30-DAY SEC YIELD
-------------------------------------------------------------------------------
Investor Class                                       8.27%
-------------------------------------------------------------------------------
Advisor Class                                        8.02%
-------------------------------------------------------------------------------
C Class                                              7.45%
-------------------------------------------------------------------------------

* All fund returns and yields referenced in this commentary are for Investor
  Class shares.

Investment terms are defined in the Glossary.                       (continued)

                                                                          -----
                                                                          3

High-Yield - Portfolio Commentary

Emphasizing top-rated high-yield bonds paid off as well. With investors gravitating toward the safest and most liquid (easy to buy and sell) securities, bonds rated B or better outperformed lower-rated ones. As the accompanying credit rating table shows, 91% of the portfolio was concentrated in bonds rated
B or better at the end of October.

Another strategy that we used successfully was to maintain High-Yield's greater-than-average exposure to certain industries that were outperforming. For example, we overweighted holdings in the gaming industry, where we owned bonds of companies such as Park Place Entertainment and Venetian Casino. Our energy-related overweight, where we held names such as Magnum Hunter and Forest
Oil, also performed well. And housing-related bonds from companies such as
Meritage Corporation and KB Home held up well, too. As an industry, gaming returned roughly 11% through the first nine months of 2002, while energy returned more than 10%, and housing returned just over 5%.

OUTLOOK

Looking forward, the slow but steady decline in Moody's default rate bodes well for the high-yield bond market, and we are optimistic that the worst is now behind us. Regardless, we will continue to use the same bottom-up approach to finding securities that served High-Yield so well over the  past year.

PORTFOLIO COMPOSITION BY CREDIT RATING
-------------------------------------------------------------------------------
                                             % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                          AS OF                AS OF
                                        10/31/02              4/30/02
-------------------------------------------------------------------------------
AAA                                       14%                   10%
-------------------------------------------------------------------------------
A                                          --                    3%
-------------------------------------------------------------------------------
BBB                                        6%                    4%
-------------------------------------------------------------------------------
BB                                        27%                   17%
-------------------------------------------------------------------------------
B                                         44%                   43%
-------------------------------------------------------------------------------
CCC                                        7%                   11%
-------------------------------------------------------------------------------
CC                                         1%                    3%
-------------------------------------------------------------------------------
C                                          1%                    --
-------------------------------------------------------------------------------
Unrated                                    --                    9%
-------------------------------------------------------------------------------

Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources. See Credit
Rating Guidelines on page 24 for more information.

TOP FIVE INDUSTRIES
-------------------------------------------------------------------------------
                                             % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                          AS OF                AS OF
                                        10/31/02              4/30/02
-------------------------------------------------------------------------------
Construction &
Real Property                            10.6%                 14.5%
-------------------------------------------------------------------------------
Leisure                                  10.4%                  2.4%
-------------------------------------------------------------------------------
Media                                     9.0%                  9.0%
-------------------------------------------------------------------------------
Diversified                               8.0%                   --
-------------------------------------------------------------------------------
Energy Reserves &
Production                                7.7%                  6.3%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

-----
    4

High-Yield - Schedule of Investments

OCTOBER 31, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------

CORPORATE BONDS -- 84.2%

APPAREL & TEXTILES -- 1.1%
--------------------------------------------------------------------------------
       $  500,000  Supreme International Corp.,
                   12.25%, 4/1/06                                   $   517,500
--------------------------------------------------------------------------------
BANKS -- 1.3%
--------------------------------------------------------------------------------
          600,000  Bay View Capital Corp., 9.125%,
                   8/15/07                                              630,378
--------------------------------------------------------------------------------
CHEMICALS -- 2.5%
--------------------------------------------------------------------------------
          425,000  Huntsman ICI Chemicals,
                   10.125%, 7/1/09                                      333,625
--------------------------------------------------------------------------------
        1,000,000  Huntsman ICI Chemicals,
                   13.17%, 12/31/09(1)                                  205,000
--------------------------------------------------------------------------------
          650,000  United Industries Corp.,
                   Series B, 9.875%, 4/1/09                             648,375
--------------------------------------------------------------------------------
                                                                      1,187,000
--------------------------------------------------------------------------------
CLOTHING STORES -- 2.1%
--------------------------------------------------------------------------------
          500,000  Gap Inc., 5.625%, 5/1/03                             502,500
--------------------------------------------------------------------------------
          500,000  Tommy Hilfiger USA Inc.,
                   6.50%, 6/1/03                                        504,016
--------------------------------------------------------------------------------
                                                                      1,006,516
--------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.1%
--------------------------------------------------------------------------------
          500,000  Apple Computer Inc., 6.50%,
                   2/15/04                                              501,250
--------------------------------------------------------------------------------
CONSTRUCTION & REAL
PROPERTY -- 10.6%
--------------------------------------------------------------------------------
          500,000  Associated Materials Inc.,
                   9.75%, 4/15/12 (Acquired
                   4/18/02, Cost $512,500)(2)                           522,500
--------------------------------------------------------------------------------
          605,000  Atrium Companies Inc.,
                   Series B, 10.50%, 5/1/09                             558,869
--------------------------------------------------------------------------------
          250,000  Beazer Homes USA Inc.,
                   8.375%, 4/15/12                                      255,625
--------------------------------------------------------------------------------
          400,000  Integrated Electric Services,
                   9.375%, 2/1/09                                       354,000
--------------------------------------------------------------------------------
          600,000  KB Home, 9.50%, 2/15/11                              625,500
--------------------------------------------------------------------------------
          500,000  Meritage Corporation, 9.75%,
                   6/1/11                                               512,500
--------------------------------------------------------------------------------
          500,000  Nortek Inc., 9.25%, 3/15/07                          497,500
--------------------------------------------------------------------------------
          250,000  Nortek Inc., 9.875%, 6/15/11                         236,875
--------------------------------------------------------------------------------
          350,000  Schuler Homes, 10.50%,
                   7/15/11                                              350,875
--------------------------------------------------------------------------------
          500,000  Standard Pacific Corp., 9.25%,
                   4/15/12                                              470,000
--------------------------------------------------------------------------------
          750,000  WCI Communities Inc.,
                   10.625%, 2/15/11                                     676,875
--------------------------------------------------------------------------------
                                                                      5,061,119
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.9%
--------------------------------------------------------------------------------
          500,000  Sealy Mattress Co., 10.07%,
                   12/15/02(3)                                          452,500
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 1.0%
--------------------------------------------------------------------------------
       $  525,000  Saks Inc., 8.25%, 11/15/08                      $    480,375
--------------------------------------------------------------------------------
DIVERSIFIED -- 8.0%
--------------------------------------------------------------------------------
        4,408,000  Lehman Brothers TRAINS(SM),
                   8.65%, 2/1/12 (Acquired
                   5/17/02-8/27/02, Cost
                   $4,116,148)(2)                                     3,831,478
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.9%
--------------------------------------------------------------------------------
          400,000  Flextronics International Ltd.,
                   9.875%, 7/1/10                                       418,000
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.2%
--------------------------------------------------------------------------------
          300,000  Calpine Canada Energy Finance,
                   8.50%, 5/1/08                                         99,000
--------------------------------------------------------------------------------
ENERGY RESERVES  & PRODUCTION -- 7.7%
--------------------------------------------------------------------------------
          250,000  Belco Oil & Gas Corp., 8.875%,
                   9/15/07                                              258,750
--------------------------------------------------------------------------------
          650,000  BRL Universal Equipment,
                   8.875%, 2/15/08                                      669,500
--------------------------------------------------------------------------------
          500,000  Chesapeake Energy Corp.,
                   8.375%, 11/1/08                                      513,750
--------------------------------------------------------------------------------
          600,000  Forest Oil Corp., 10.50%,
                   1/15/06                                              642,000
--------------------------------------------------------------------------------
          600,000  Magnum Hunter Resources Inc.,
                   9.60%, 3/15/12                                       633,000
--------------------------------------------------------------------------------
          425,000  Nuevo Energy Co., 9.50%,
                   6/1/08                                               428,188
--------------------------------------------------------------------------------
          500,000  XTO Energy Inc., 8.75%,
                   11/1/09                                              523,750
--------------------------------------------------------------------------------
                                                                      3,668,938
--------------------------------------------------------------------------------
ENTERTAINMENT -- 2.9%
--------------------------------------------------------------------------------
          500,000  Mohegan Tribal Gaming, 8.75%,
                   1/1/09                                               527,500
--------------------------------------------------------------------------------
          400,000  Resorts International Hotel and
                   Casino Inc., 11.50%, 3/15/09                         330,000
--------------------------------------------------------------------------------
          250,000  Six Flags Inc., 9.18%, 4/1/03(3)                     224,375
--------------------------------------------------------------------------------
          350,000  Six Flags Inc., 8.875%, 2/1/10                       308,000
--------------------------------------------------------------------------------
                                                                      1,389,875
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 2.7%
--------------------------------------------------------------------------------
          300,000  Allied Waste North America,
                   Inc., Series B, 7.625%, 1/1/06                       295,500
--------------------------------------------------------------------------------
          400,000  Allied Waste North America,
                   Inc., Series B, 10.00%, 8/1/09                       386,000
--------------------------------------------------------------------------------
          620,000  Newpark Resources, 8.625%,
                   12/15/07                                             585,900
--------------------------------------------------------------------------------
                                                                      1,267,400
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 4.7%
--------------------------------------------------------------------------------
          500,000  Ainsworth Lumber Co. Ltd.,
                   12.50%, 7/15/07                                      515,000
--------------------------------------------------------------------------------
          600,000  Pacifica Papers Inc., 10.00%,
                   3/15/09                                              618,000
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          5

High-Yield - Schedule of Investments

OCTOBER 31, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------
       $  500,000  Riverwood International Corp.,
                   10.625%, 8/1/07                                 $    525,000
--------------------------------------------------------------------------------
          250,000  Tembec Industries Inc.,
                   8.625%, 6/30/09                                      255,625
--------------------------------------------------------------------------------
          350,000  Tembec Industries Inc., 7.75%,
                   3/15/12                                              345,625
--------------------------------------------------------------------------------
                                                                      2,259,250
--------------------------------------------------------------------------------
HOTELS -- 2.0%
--------------------------------------------------------------------------------
          500,000  Starwood Hotels & Resorts
                   Worldwide Inc., 6.75%,
                   11/15/03                                             500,774
--------------------------------------------------------------------------------
          500,000  Starwood Hotels & Resorts
                   Worldwide Inc., 7.875%,
                   5/1/12 (Acquired 10/15/02,
                   Cost $487,500)(2)                                    481,250
--------------------------------------------------------------------------------
                                                                        982,024
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 2.7%
--------------------------------------------------------------------------------
        1,000,000  Graham Packaging Co.,
                   Series B, 10.13%, 1/15/03(3)                         850,000
--------------------------------------------------------------------------------
          500,000  Graham Packaging Co.,
                   Series B, 8.75%, 1/15/08                             435,000
--------------------------------------------------------------------------------
                                                                      1,285,000
--------------------------------------------------------------------------------
LEISURE -- 10.4%
--------------------------------------------------------------------------------
          500,000  Alliance Gaming Corp., 10.00%,
                   8/1/07                                               523,750
--------------------------------------------------------------------------------
          500,000  Ameristar Casinos Inc., 10.75%,
                   2/15/09                                              542,500
--------------------------------------------------------------------------------
          500,000  Hollywood Casino Corp.,
                   11.25%, 5/1/07                                       542,499
--------------------------------------------------------------------------------
          500,000  International Game Technology,
                   8.375%, 5/15/09                                      550,000
--------------------------------------------------------------------------------
          500,000  Isle of Capri Casinos, 8.75%,
                   4/15/09                                              502,500
--------------------------------------------------------------------------------
          400,000  Mandalay Resort Group,
                   9.375%, 2/15/10                                      419,000
--------------------------------------------------------------------------------
          650,000  Park Place Entertainment Corp.,
                   9.375%, 2/15/07                                      684,124
--------------------------------------------------------------------------------
          250,000  Penn National Gaming Inc.,
                   11.125%, 3/1/08                                      270,313
--------------------------------------------------------------------------------
          400,000  Penn National Gaming Inc.,
                   8.875%, 3/15/10                                      405,000
--------------------------------------------------------------------------------
          500,000  Venetian Casino Resort LLC,
                   11.00%, 6/15/10 (Acquired
                   5/22/02, Cost $500,000)(2)                           515,000
--------------------------------------------------------------------------------
                                                                      4,954,686
--------------------------------------------------------------------------------
MEDIA -- 9.0%
--------------------------------------------------------------------------------
          500,000  AMFM Inc., 8.00%, 11/1/08                            529,375
--------------------------------------------------------------------------------
          550,000  Charter Communications
                   Holdings Capital Corp., 10.75%,
                   10/1/09                                              246,125
--------------------------------------------------------------------------------
          450,000  Comcast Cable Communications,
                   8.125%, 5/1/04                                       454,690
--------------------------------------------------------------------------------
          260,000  Comcast Cable Communications,
                   8.375%, 5/1/07                                       268,098
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------
       $  250,000  COX Communications Inc.,
                   6.75%, 3/15/11                                   $   252,593
--------------------------------------------------------------------------------
          500,000  CSC Holdings Inc., 7.875%,
                   12/15/07                                             416,250
--------------------------------------------------------------------------------
          350,000  Echostar DBS Corp., 9.375%,
                   2/1/09                                               351,750
--------------------------------------------------------------------------------
          500,000  Fox Family Worldwide Inc.,
                   9.25%, 11/1/07                                       525,625
--------------------------------------------------------------------------------
          750,000  Imax Corp., 7.875%, 12/1/05                          545,624
--------------------------------------------------------------------------------
          450,000  Mediacom LLC, 8.50%, 4/15/08                         330,750
--------------------------------------------------------------------------------
          400,000  News America Holdings, 8.25%,
                   8/10/18                                              390,969
--------------------------------------------------------------------------------
                                                                      4,311,849
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 1.3%
--------------------------------------------------------------------------------
          225,000  Fisher Scientific International,
                   9.00%, 2/1/08                                        234,000
--------------------------------------------------------------------------------
          400,000  Sybron Dental Specialties Inc.,
                   8.125%, 6/15/12 (Acquired
                   9/4/02, Cost $400,500)(2)                            402,000
--------------------------------------------------------------------------------
                                                                        636,000
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 1.4%
--------------------------------------------------------------------------------
          600,000  Express Scripts Inc., 9.625%,
                   6/15/09                                              646,500
--------------------------------------------------------------------------------
MULTI-INDUSTRY -- 1.0%
--------------------------------------------------------------------------------
          500,000  Key Components, Inc., 10.50%,
                   6/1/08                                               485,000
--------------------------------------------------------------------------------
OIL SERVICES -- 1.4%
--------------------------------------------------------------------------------
          650,000  Pride International Inc., 9.375%,
                   5/1/07                                               682,500
--------------------------------------------------------------------------------
PUBLISHING -- 1.3%
--------------------------------------------------------------------------------
          500,000  Cadmus Communications Corp.,
                   9.75%, 6/1/09                                        501,250
--------------------------------------------------------------------------------
          100,000  Dex Media East LLC/Finance
                   Co., 9.875%, 11/15/09
                   (Acquired 10/30/02, Cost
                   $100,000)(2)(4)                                      103,500
--------------------------------------------------------------------------------
                                                                        604,750
--------------------------------------------------------------------------------
RESTAURANTS -- 1.1%
--------------------------------------------------------------------------------
          500,000  Yum! Brands Inc., 7.65%,
                   5/15/08                                              520,000
--------------------------------------------------------------------------------
SPECIALTY STORES -- 3.6%
--------------------------------------------------------------------------------
          500,000  Autonation, Inc., 9.00%, 8/1/08                      511,250
--------------------------------------------------------------------------------
          400,000  Sonic Automotive Inc., 11.00%,
                   8/1/08                                               416,000
--------------------------------------------------------------------------------
          300,000  Staples Inc., 7.375%, 10/1/12
                   (Acquired 9/25/02, Cost
                   $297,393)(2)                                         307,158
--------------------------------------------------------------------------------
          500,000  United Auto Group Inc., 9.625%,
                   3/15/12 (Acquired 3/14/02,
                   Cost $514,375)(2)                                    477,500
--------------------------------------------------------------------------------
                                                                      1,711,908
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----
    6

High-Yield - Schedule of Investments

OCTOBER 31, 2002

Principal Amount/Shares                                                  Value
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 1.3%
--------------------------------------------------------------------------------
       $  250,000  Nextel Communications Inc.,
                   12.57%, 12/4/02(3)                              $    222,500
--------------------------------------------------------------------------------
          500,000  Nextel Partners Inc., 11.00%,
                   3/15/10                                              380,000
--------------------------------------------------------------------------------
                                                                        602,500
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $41,211,154)                                                   40,193,296
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
DISCOUNT NOTES -- 9.4%
        4,479,000  FHLB Discount Notes, 1.45%,
                   11/1/02(5)(6)
(Cost $4,479,000)                                                     4,479,000
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.0%
          493,675  Long Beach Asset Holdings
                   Corporation, Series 2002-2,
                   Class S2, C, P, 8.50%, 7/25/32
                   (Acquired 6/6/02, Cost
                   $492,220)(2)
(Cost $492,640)                                                         494,355
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS &
WARRANTS -- 0.3%

TELEPHONE(7)
--------------------------------------------------------------------------------
              875  Jazztel PLC Warrants(8)                                5,797
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.3%
--------------------------------------------------------------------------------
              619  Dobson Communications Corp.,
                   PIK, 12.25%, 1/15/08                                 137,727
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED
STOCKS & WARRANTS
(Cost $520,153)                                                         143,524
--------------------------------------------------------------------------------

                                                                         Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 5.1%
Repurchase Agreement, Morgan Stanley Group,
Inc., (U.S. Treasury obligations), in a joint
trading account at 1.77%, dated 10/31/02,
due 11/1/02 (Delivery value $2,416,119)
(Cost $2,416,000)                                                   $ 2,416,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $49,118,947)                                                  $47,726,175
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

PIK = Payment in Kind. Coupon payments may be in the form of additional securities.

TRAINS(SM) = Target Return Index Securities(SM). Rate indicated is the weighted average coupon of the underlying securities held.

(1)  Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(2)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.
     The aggregate value of restricted securities at October 31, 2002, was
     $7,134,741, which represented 14.2% of net assets.

(3)  Step-coupon security. Yield to maturity at purchase is indicated.
     These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(4)  When-issued security.

(5)  Security, or a portion thereof, has been segregated for a when-issued security.

(6)  Rate indicated is the yield to maturity at purchase.

(7)  Category is less than 0.05% of total investment securities.

(8)  Non-income producing.

See Notes to Financial Statements.

                                                                          -----
                                                                          7

Statement of Assets and Liabilities

OCTOBER 31, 2002
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $49,118,947) (Note 6)                                     $47,726,175
-----------------------------------------------------------------
Cash                                                                 1,415,241
-----------------------------------------------------------------
Receivable for investments sold                                        253,892
-----------------------------------------------------------------
Receivable for capital shares sold                                     250,344
-----------------------------------------------------------------
Dividends and interest receivable                                    1,062,067
--------------------------------------------------------------------------------
                                                                    50,707,719
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                      228,311
-----------------------------------------------------------------
Accrued management fees (Note 2)                                        34,452
-----------------------------------------------------------------
Distribution fees payable (Note 2)                                          11
-----------------------------------------------------------------
Service fees payable (Note 2)                                                6
-----------------------------------------------------------------
Dividends payable                                                      122,806
-----------------------------------------------------------------
Accrued expenses and other liabilities                                     165
--------------------------------------------------------------------------------
                                                                       385,751
--------------------------------------------------------------------------------
NET ASSETS                                                         $50,321,968
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital paid in                                                    $69,565,573
-----------------------------------------------------------------
Accumulated net realized loss
on investment transactions                                         (17,850,833)
-----------------------------------------------------------------
Net unrealized depreciation
on investments (Note 6)                                             (1,392,772)
--------------------------------------------------------------------------------
                                                                   $50,321,968
================================================================================

INVESTOR CLASS
--------------------------------------------------------------------------------
Net assets                                                          $50,287,190
-----------------------------------------------------------------
Shares outstanding                                                    8,733,891
-----------------------------------------------------------------
Net asset value per share                                                 $5.76
--------------------------------------------------------------------------------

ADVISOR CLASS
--------------------------------------------------------------------------------
Net assets                                                               $4,222
-----------------------------------------------------------------
Shares outstanding                                                          733
-----------------------------------------------------------------
Net asset value per share                                                 $5.76
--------------------------------------------------------------------------------

C CLASS
--------------------------------------------------------------------------------
Net assets                                                              $30,556
-----------------------------------------------------------------
Shares outstanding                                                        5,307
-----------------------------------------------------------------
Net asset value per share                                                 $5.76
--------------------------------------------------------------------------------

See Notes to Financial Statements.

-----
    8

Statement of Operations

YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
-----------------------------------------------------------------
Interest                                                            $3,795,416
-----------------------------------------------------------------
Dividends                                                              124,303
--------------------------------------------------------------------------------
                                                                     3,919,719
--------------------------------------------------------------------------------

EXPENSES (Note 2):
-----------------------------------------------------------------
Management fees                                                        378,040
-----------------------------------------------------------------
Distribution fees:
-----------------------------------------------------------------
  Advisor Class                                                              7
-----------------------------------------------------------------
  C Class                                                                  130
-----------------------------------------------------------------
Service fees:
-----------------------------------------------------------------
  Advisor Class                                                              7
-----------------------------------------------------------------
  C Class                                                                   65
-----------------------------------------------------------------
Trustees' fees and expenses                                                826
--------------------------------------------------------------------------------
                                                                       379,075
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                3,540,644
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized loss on investment
transactions (Note 3)                                              (10,266,173)
-----------------------------------------------------------------
Change in net unrealized depreciation
on investments (Note 6)                                              6,969,610
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                                    (3,296,563)
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                             $244,081
================================================================================

See Notes to Financial Statements.

                                                                          -----
                                                                          9

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2002 AND OCTOBER 31, 2001
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                    2002          2001
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                                  $3,540,644    $3,690,756
----------------------------------------------------
Net realized loss                                     (10,266,173)   (2,770,719)
----------------------------------------------------
Change in net unrealized depreciation                   6,969,610    (2,214,753)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                 244,081    (1,294,716)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
----------------------------------------------------
  Investor Class                                       (3,538,405)   (3,863,968)
----------------------------------------------------
  Advisor Class                                              (215)        --
----------------------------------------------------
  C Class                                                  (2,024)        --
--------------------------------------------------------------------------------
Decrease in net assets
from distributions                                     (3,540,644)   (3,863,968)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase in net assets from
capital share transactions (Note 4)                    19,468,245    14,182,630
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                             16,171,682     9,023,946

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                    34,150,286    25,126,340
--------------------------------------------------------------------------------
End of period                                         $50,321,968   $34,150,286
================================================================================

See Notes to Financial Statements.

-----
   10

Notes to Financial Statements

OCTOBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund's investment objective is to seek high current income by investing in a diversified portfolio of high-yielding corporate bonds and other debt securities. The fund invests in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class and the C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of  the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions,  except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class and C Class commenced on March 8, 2002 and December 10, 2001, respectively.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where  no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions  that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost.
The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

                                                                    (continued)

                                                                          -----
                                                                          11

Notes to Financial Statements

OCTOBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company  under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the fund are declared daily and distributed monthly. Distributions from net realized gains for the fund, if any, are generally declared and paid annually.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will  be paid by ACIM. The fee is computed daily  and paid monthly in arrears. It consists of an Investment
Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from
0.5425% to 0.6600% and the rates for the Complex Fee (Investor Class and C
Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended October 31, 2002, the effective annual management fee was 0.90%, 0.65%, and 0.90% for the Investor,
Advisor, and C Classes, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.50%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/ dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the year ended October 31, 2002, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc. (ACC), the parent of the trust's investment manager, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century
Services Corporation.

The fund has a bank line of credit agreement with J.P. Morgan Chase & Co. (JPM)
(See Note 5). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2002, were $43,670,081 and $28,918,119, respectively.

                                                                    (continued)

-----
   12

Notes to Financial Statements

OCTOBER 31, 2002

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows (unlimited number of shares authorized):
--------------------------------------------------------------------------------
                                                         SHARES         AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002
----------------------------------------------------
Sold                                                   12,457,086    $75,389,099
----------------------------------------------------
Issued in reinvestment of distributions                   382,091      2,328,425
----------------------------------------------------
Redeemed                                               (9,633,980)   (58,286,748)
--------------------------------------------------------------------------------
Net increase                                            3,205,197    $19,430,776
================================================================================
YEAR ENDED OCTOBER 31, 2001
----------------------------------------------------
Sold                                                    8,786,402    $60,453,363
----------------------------------------------------
Issued in reinvestment of distributions                   412,773      2,782,911
----------------------------------------------------
Redeemed                                               (7,158,258)   (49,053,644)
--------------------------------------------------------------------------------
Net increase                                            2,040,917    $14,182,630
================================================================================

ADVISOR CLASS
--------------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2002(1)
----------------------------------------------------
Sold                                                       804        $5,000
----------------------------------------------------
Issued in reinvestment of distributions                     35           213
----------------------------------------------------
Redeemed                                                  (106)         (664)
--------------------------------------------------------------------------------
Net increase                                               733        $4,549
================================================================================

C CLASS
--------------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2002(2)
----------------------------------------------------
Sold                                                     16,483      $101,502
----------------------------------------------------
Issued in reinvestment of distributions                      80           481
----------------------------------------------------
Redeemed                                                (11,256)      (69,063)
--------------------------------------------------------------------------------
Net increase                                              5,307       $32,920
================================================================================

(1)  March 8, 2002 (commencement of sale) through October 31, 2002.

(2)  December 10, 2001 (commencement of sale) through October 31, 2002.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2002.

                                                                    (continued)

                                                                          -----
                                                                          13

Notes to Financial Statements

OCTOBER 31, 2002

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2002 and October 31, 2001 were as follows:
--------------------------------------------------------------------------------
                                                            2002         2001
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                          $3,540,644   $3,863,96
--------------------------------------------------------------------------------
Long-term capital gain                                       --         --
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of October 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                     $49,119,001
================================================================================
Gross tax appreciation of investments                                  $922,604
--------------------------------------------------------------------
Gross tax depreciation of investments                                (2,315,430)
--------------------------------------------------------------------------------
Net tax depreciation of investments                                 $(1,392,826)
================================================================================
Accumulated capital losses                                         $(17,851,061)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2007 through 2010.

7. REORGANIZATION PLAN

On February 10, 2001, the Board of Directors of High-Yield (Old High-Yield,
acquired fund), one fund in a series issued by American Century Mutual Funds,
Inc., approved a plan of reorganization (the reorganization) pursuant to which
High-Yield (New High-Yield, acquiring fund), one fund in a series issued by
American Century Investment Trust, would acquire all of the assets of the Old
High-Yield in exchange for shares of equal value of the New High-Yield and the assumption by the New High-Yield of all liabilities of the acquired fund. The reorganization was approved by shareholders on November 16, 2001. The reorganization was effective at the beginning of business on July 1, 2002.

8. CHANGE IN INDEPENDENT ACCOUNTANTS

As a result of the reorganization discussed in Note 7, the Board of Trustees of
American Century Investment Trust approved the selection of
PricewaterhouseCoopers LLP as the independent accountants on March 13, 2002.
There were no disagreements with the previous independent accountants of Old
High-Yield and an unqualified opinion was issued on the October 31, 2001 financial statements of Old High-Yield.

-----
   14

High-Yield - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
-----------------------------------------------------------------------------------------------------------
                                                                  INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------
                                         2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $6.18          $7.20          $8.54          $8.73          $9.91
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income                  0.52           0.74           0.85           0.80           0.83
-----------------------------------
  Net Realized and Unrealized Loss      (0.42)         (0.97)         (1.39)         (0.18)         (1.18)
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations       0.10          (0.23)         (0.54)          0.62          (0.35)
-----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.52)         (0.79)         (0.80)         (0.80)         (0.83)
-----------------------------------
  From Net Realized Gains                 --             --             --           (0.01)           --
-----------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.52)         (0.79)         (0.80)         (0.81)         (0.83)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $5.76          $6.18          $7.20          $8.54          $8.73
===========================================================================================================
  TOTAL RETURN(1)                        1.43%         (3.56)%        (7.08)%         7.03%         (4.09)%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.90%          0.90%          0.90%          0.90%          0.90%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                    8.37%         10.88%         10.09%          8.90%          8.41%
-----------------------------------
Portfolio Turnover Rate                    80%           131%            77%            95%            85%
-----------------------------------
Net Assets, End of Period
(in thousands)                         $50,287        $34,150        $25,126        $33,537        $32,229
-----------------------------------------------------------------------------------------------------------

(1)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

                                                                          -----
                                                                          15

High-Yield - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                   ADVISOR CLASS
--------------------------------------------------------------------------------
                                                                      2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $6.22
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------------------
  Net Investment Income                                                0.30
------------------------------------------------------------------
  Net Realized and Unrealized Loss                                    (0.46)
--------------------------------------------------------------------------------
  Total From Investment Operations                                    (0.16)
--------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------
  From Net Investment Income                                          (0.30)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $5.76
================================================================================
  TOTAL RETURN(2)                                                     (2.72)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                                1.15%(3)
------------------------------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                                                7.63%(3)
------------------------------------------------------------------
Portfolio Turnover Rate                                                80%(4)
------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $4
--------------------------------------------------------------------------------

(1)  March 8, 2002 (commencement of sale) through October 31, 2002.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3)  Annualized.

(4)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

-----
   16

High-Yield - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                       C CLASS
--------------------------------------------------------------------------------
                                                                       2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $6.32
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------------------
  Net Investment Income                                                 0.41
-------------------------------------------------------------------
  Net Realized and Unrealized Loss                                     (0.56)
--------------------------------------------------------------------------------
  Total From Investment Operations                                     (0.15)
--------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------
  From Net Investment Income                                           (0.41)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $5.76
================================================================================
  TOTAL RETURN(2)                                                      (2.49)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                                 1.65%(3)
-------------------------------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                                                 7.78%(3)
-------------------------------------------------------------------
Portfolio Turnover Rate                                                 80%(4)
-------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $31
--------------------------------------------------------------------------------

(1)  December 10, 2001 (commencement of sale) through October 31, 2002.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may  not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3)  Annualized.

(4)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

                                                                          -----
                                                                          17

Report of Independent Accountants

To the Trustees of the American Century Investment Trust  and Shareholders of
the High-Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Fund (the "Fund"), one of the funds comprising American Century Investment Trust at October 31,
2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The changes in net assets for the year ended October 31, 2001 and the financial highlights for each of the four years in the period then ended were audited by other auditors, whose report dated December 7, 2001, expressed an unqualified opinion on those statements. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the
Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
December 16, 2002

-----
   18

Management

The individuals listed below serve as trustees or officers of the fund. Those listed as interested trustees are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other trustees (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
ALBERT EISENSTAT (72)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: General Partner, Discovery Ventures
(Venture capital firm, 1996 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 35

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present)
--------------------------------------------------------------------------------
RONALD J. GILSON (56)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel, Marron, Reid & Sheehy  (a San Francisco law firm, 1984 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 35

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
KATHRYN A. HALL (44)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): less than 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Investment
Officer, Offit Hall Capital Management, LLC (April 2002 to present); President and Managing Director, Laurel Management Company, L.L.C. (1996 to April 2002)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 35

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Princeton University Investment
Company (1997 to present); Director, Stanford Management Company (2001 to present); Director, UCSF Foundation (2000 to present); Director, San Francisco
Day School (1999 to present)
-------------------------------------------------------------------------------
MYRON S. SCHOLES (61)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, Oak Hill Capital
Management  (1999-present); Principal, Long-Term Capital Management (investment advisor, 1993 to January 1999); Frank E. Buck Professor of Finance, Stanford
Graduate School of Business (1981 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 35

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Smith Breeden Family of Funds
(1992 to present)
-------------------------------------------------------------------------------

                                                                    (continued)

                                                                          -----
                                                                          19

Management

INDEPENDENT TRUSTEES (CONTINUED)
--------------------------------------------------------------------------------
KENNETH E. SCOTT (73)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 30

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 35

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, RCM Capital Funds, Inc. (1994 to
present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS (57)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 17

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Director and Partner, Windy Hill
Productions, LP (educational software, 1994 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 35

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Indus International (software solutions, January 1999 to present); Director, Quintus Corporation (automation solutions, 1995 to present)
-------------------------------------------------------------------------------

INTERESTED TRUSTEES
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989  to June
1998); Also serves as: Executive Vice President and Chief Operating Officer,
ACIM, ACSC, and other ACC subsidiaries, and Executive Vice President of other
ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 35

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------

                                                                    (continued)

-----
   20

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Trustees."
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (36)
500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of Taxation, ACSC (July 1996 to April
1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's trustees and is available without charge upon request by calling 1-800-345-2021.

                                                                          -----
                                                                          21

Share Class and Retirement  Account Information

SHARE CLASSES

Three classes of shares are authorized for sale by the fund: Investor Class,
Advisor Class, and C Class.

INVESTOR CLASS shares are available for purchase directly from American Century without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay  for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C
Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00%
for equity funds and 0.75% for fixed-income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which C Class shares are purchased. The total expense ratio of C Class shares is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed-income funds.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA and certain 403(b)
distributions [not eligible for rollover to an IRA or to another  qualified plan] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you do not want us to withhold on this amount, you must notify us not to withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the  withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

-----
   22

Background Information

INVESTMENT TEAM LEADERS

PORTFOLIO MANAGER
-------------------------------------
    Michael Difley
-------------------------------------
CREDIT RESEARCH MANAGER
-------------------------------------
    Greg Afiesh
-------------------------------------

INVESTMENT PHILOSOPHY  AND POLICIES

American Century offers 28 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds.

The basic structure of each portfolio is tied to a specific benchmark. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

In addition to these principles, each fund has its own investment policies:

AMERICAN CENTURY HIGH-YIELD seeks to provide a high level of current income by investing in a diversified portfolio of high-yielding fixed-income securities.
The fund invests in lower-quality corporate bonds, with an emphasis on securities rated BB or B.

Lower-rated bonds may be subject to greater default risk, liquidity risk, and price volatility.

COMPARATIVE INDEX

The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

The CSFB HIGH YIELD INDEX II, known as the DLJ High Yield Index until May 2001, is a broad index of corporate bonds with credit ratings below investment grade.
The index has an average maturity of eight years and an average credit rating of
BB/B.

LIPPER RANKINGS

LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The HIGH CURRENT YIELD FUNDS category includes funds that aim at high current yield from fixed-income securities. There are no quality or maturity restrictions; funds tend to invest in lower-grade debt securities.

                                                                    (continued)

                                                                          -----
                                                                          23

Background Information

CREDIT RATING GUIDELINES

Credit ratings are issued by independent research companies such as Standard &
Poor's, Moody's, and Fitch. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

Securities rated AAA, AA, A, or BBB by S&P are considered "investment-grade"
securities, meaning they are relatively safe from default. The High-Yield fund generally invests in securities that are below investment grade. Here are the most common S&P credit ratings and their definitions:

AAA--extremely strong ability to meet financial obligations.

AA--very strong ability to meet financial obligations.

A--strong ability to meet financial obligations.

BBB--good ability to meet financial obligations.

BB -- securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

B -- securities that are more vulnerable to default than BB-rated securities but whose issuers are currently able to meet their obligations.

CCC -- securities that are currently vulnerable to default and are dependent on favorable economic or business conditions for the issuers to meet their obligations.

It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

-----
   24

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

CORPORATE BONDS--debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; longer-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to
Financial Statements.)

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the
WAM, the greater the portfolio's interest rate sensitivity.

YIELD (30-DAY SEC)--represents net investment income earned by the fund over a
30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the  30-day period. The SEC yield should  be regarded as an estimate of the fund's rate of investment income, and  it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing  to ensure its objectives, policies, and risk potential are consistent with  your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME-- taxable and tax-free bond funds that can provide current income.  They generally offer lower volatility levels than stock funds.

                                                                    (continued)

                                                                          -----
                                                                          25

Glossary

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk  category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential  with either low or minimal price- fluctuation risk.

MODERATE--these funds generally  provide moderate return potential  with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed  during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets),  and portfolio turnover (a gauge of the fund's trading activity).

-----
   26

[inside back cover]

                            AMERICAN CENTURY FUNDS

-------------------------------------------------------------------------------
GROWTH
-------------------------------------------------------------------------------

AGGRESSIVE RISK

   DOMESTIC EQUITY                       INTERNATIONAL
   Veedot(reg.sm)                        Emerging Markets
   New Opportunities                     International Opportunities
   New Opportunities II                  International Discovery**
   Giftrust(reg.sm)                      International Growth
   Vista                                 Global Growth
   Heritage
   Growth                                SPECIALTY
   Ultra(reg.sm)                         Technology
   Select                                Life Sciences

-------------------------------------------------------------------------------
GROWTH AND INCOME
-------------------------------------------------------------------------------

MODERATE RISK

   ASSET ALLOCATION                      DOMESTIC EQUITY
   Balanced                              Equity Growth
   Strategic Allocation: Aggressive      Equity Index
   Strategic Allocation: Moderate        Large Company Value
   Strategic Allocation: Conservative    Tax-Managed Value
                                         Income & Growth
   SPECIALTY                             Value
   Global Gold                           Equity Income
   Global Natural Resources**
   Real Estate
   Utilities

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

-------------------------------------------------------------------------------
INCOME
-------------------------------------------------------------------------------

CONSERVATIVE RISK

   TAXABLE BONDS                         TAX-FREE BONDS
   Ginnie Mae                            CA Intermediate-Term Tax-Free
   Inflation-Adjusted Bond               AZ Municipal Bond
   Short-Term Government                 FL Municipal Bond
                                         Tax-Free Bond
                                         CA Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                         TAX-FREE BONDS
   Government Bond                       CA Long-Term Tax-Free
   Target 2005*
   Diversified Bond

AGGRESSIVE RISK

   TAXABLE BONDS                         TAX-FREE BONDS
   Target 2030*                          CA High-Yield Municipal
   Target 2025*                          High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

-------------------------------------------------------------------------------
CAPITAL PRESERVATION
-------------------------------------------------------------------------------

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS                 TAX-FREE MONEY MARKETS
   Prime Money Market                    FL Municipal Money Market
   Government Agency Money Market        CA Tax-Free Money Market
   Capital Preservation                  Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
 December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

0212                                  American Century Investment Services, Inc.
SH-ANN-32233N                      (c)2002 American Century Services Corporation

[front cover]

October 31, 2002

American Century
Annual Report

[photo]

Balanced

                                  [american century logo and text logo (reg.sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You
[photo]
James E. Stowers III with James E. Stowers, Jr.

The fiscal year ended October 31, 2002, spanned a turbulent time. The period began with interest rate cuts and increased government spending after September
11 that powered the national economy forward through the first quarter of 2002.
But that momentum faded as geopolitical flare-ups and corporate scandals eroded confidence, making investors and businesses increasingly timid.

As a result, U.S. economic growth stumbled in the second quarter and hit a "soft patch" at the end of the third quarter. Those slowdowns, combined with the threat of another war with Iraq, contributed to a cautious atmosphere as the fiscal year closed. High-quality bonds generally outperformed stocks, proving again the value of a diversified portfolio. Cushioned by  its bond holdings,
American Century Balanced outperformed most portfolios that owned strictly stocks during the reporting period.

The fiscal year also gave us a chance  to realign the senior leadership team of
ACIM, American Century's investment management subsidiary. Mark Mallon
(previously chief investment officer of ACIM's value/quantitative equity group)
became the new ACIM CIO, replacing Randy Merk, who resigned to pursue other opportunities. Two of ACIM's top managers--Phil Davidson and John
Schniedwind--became the CIOs of value and quantitative equity, respectively; and
Bill Lyons became the new ACIM president, in addition to his other duties
(president and CEO of American Century Companies).

Bill's new responsibilities reinforce our commitment to investment management as the core of our business. "This move aligns overall company operations more closely with ACIM," says Bill. "Mark's focus is on investment performance and ensuring that the right people are in place with the right tools to do their jobs. I will make sure that ACIM works in an integrated fashion with the other parts of our business."

In these changing times, we appreciate your continued confidence in our management team and in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Market Perspective ........................................................    1

BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

Background Information

Market Perspective from John Schniedwind

[photo]
John Schniedwind, chief investment officer, quantitative equity

RECOVERY ROARED, THEN SPUTTERED

The fiscal year featured a surprisingly weak recovery from last year's recession. The highly anticipated rebound--which was supposed to spring from last year's record-setting interest rate reductions by the Federal Reserve, tax cuts, and increased defense spending--decelerated by mid-2002.

Expectations soared in the first quarter of 2002 when robust consumer spending helped spur a 5% economic growth rate. But second-quarter growth was just 1.3%, slowed by escalating geopolitical tensions, weak business spending, and the scandals surrounding Enron, WorldCom, and other energy and telecom companies.

The economy's pace improved to 4% in  the third quarter, due in large part to a housing and refinancing boom inspired by record-low mortgage rates. But another deceleration was forecast for the fourth quarter.

WORRIES WEIGHED DOWN STOCKS

The major U.S. stock indices sold off sharply, especially during the second and third quarters of 2002 when corporate governance issues resurfaced,  the economic news softened, and the chances of war with Iraq increased.

The market rallied at the end of 2001 and in March 2002 in anticipation of improved economic and business conditions. It also managed a modest five-week summer bounce after hitting five-year lows in July. But those gains were eliminated by the second- and third-quarter declines, which plunged the major indices to new five-year lows.

STOCK SLUMP BOOSTED BONDS

High-quality U.S. bonds enjoyed a solid fiscal year as increasingly risk-averse investors sold stocks and bought the relative reliability of U.S. government debt.

However, returns for diversified bond portfolios were tempered by the performance of corporate debt. The corporate sector was hit hard in the beginning of the first and second quarters by credit concerns relating to accounting scandals and debt levels. More credit concerns surfaced as the economic outlook clouded companies' financial forecasts.

MARKET RETURNS
For the year ended October 31, 2002
-------------------------------------------------------------------------------
STOCKS
-------------------------------------------------------------------------------
    S&P 500                                                          -15.11%
-------------------------------------------------------------------------------
    S&P 500/Barra Growth                                             -15.03%
-------------------------------------------------------------------------------
    S&P 500/Barra Value                                              -15.78%
-------------------------------------------------------------------------------
    Nasdaq Composite                                                 -21.03%
-------------------------------------------------------------------------------
BONDS
-------------------------------------------------------------------------------
    Lehman Aggregate Bond Index                                        5.89%
-------------------------------------------------------------------------------
    Lehman Fixed-Rate Mortgage-Backed
    Securities Index                                                   6.30%
-------------------------------------------------------------------------------
    Lehman Treasury Bond Index                                         6.28%
-------------------------------------------------------------------------------
    Lehman Corporate Bond Index                                        3.57%
-------------------------------------------------------------------------------

Source: Bloomberg Financial Markets

                                                                          -----
                                                                          1

Balanced - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------
                                         BALANCED      BLENDED INDEX    S&P 500 INDEX    LEHMAN AGGREGATE
                                                                                            BOND INDEX
---------------------------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 10/20/88)
---------------------------------------------------------------------------------------------------------
   6 months(1)                           -8.08%          -7.85%           -17.02%             5.90%
---------------------------------------------------------------------------------------------------------
   1 Year                                -6.80%          -6.71%           -15.11%             5.89%
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------------------
   3 Years                               -4.03%          -3.66%           -12.22%             9.18%
---------------------------------------------------------------------------------------------------------
   5 Years                                1.81%           3.41%             0.73%             7.43%
---------------------------------------------------------------------------------------------------------
   10 Years                               6.63%           8.92%             9.88%             7.47%
---------------------------------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 1/6/97)
---------------------------------------------------------------------------------------------------------
   6 months(1)                           -8.20%          -7.85%           -17.02%             5.90%
---------------------------------------------------------------------------------------------------------
   1 Year                                -7.04%          -6.71%           -15.11%             5.89%
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------------------
   3 Years                               -4.27%          -3.66%           -12.22%             9.18%
---------------------------------------------------------------------------------------------------------
   5 Years                                1.54%           3.41%             0.73%             7.43%
---------------------------------------------------------------------------------------------------------
   Life of Class                          3.54%           5.86%(2)          4.59%(2)          7.76%(2)
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 5/1/00)
---------------------------------------------------------------------------------------------------------
   6 months(1)                           -7.91%          -7.85%           -17.02%             5.90%
---------------------------------------------------------------------------------------------------------
   1 Year                                -6.54%          -6.71%           -15.11%             5.89%
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------------------
   Life of Class                         -7.03%          -5.90%(3)        -16.82%(3)         10.50%(3)
---------------------------------------------------------------------------------------------------------

(1)  Returns for periods less than one year are not annualized.

(2)  Since 12/31/96, the date nearest the class's inception for which data are available.

(3)  Since 4/30/00, the date nearest the class's inception for which data are available.

See pages 26-31 for information about share classes, returns, and the comparative indices.

                                                                    (continued)

-----
    2

Balanced - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1992

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
----------------------------------------------------------------------------------------------------------------------
                 1993      1994       1995       1996       1997      1998       1999       2000     2001      2002
----------------------------------------------------------------------------------------------------------------------
Balanced        13.65%    -0.93%     16.36%     14.04%     16.34%    10.46%     12.03%      5.90%  -10.46%    -6.80%
----------------------------------------------------------------------------------------------------------------------
Blended Index   13.71%     0.85%     22.12%     16.80%     22.82%    16.93%     15.61%      6.58%   -9.12%    -6.71%
----------------------------------------------------------------------------------------------------------------------

The charts on the performance pages give historical return data for Balanced.
Returns for the S&P 500, Lehman Aggregate Bond, and blended indices are provided for comparison in the Total Returns and Growth of $10,000 charts, while the blended index is used for comparison in the One-Year Returns chart. Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor Class shares;
performance for other classes will vary due to differences in fee structures
(see the Total Returns chart on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                                          -----
                                                                          3

Balanced - Portfolio Commentary

By Jeff Tyler (equity team leader) and Jeff Houston (fixed-income team leader)

PERFORMANCE OVERVIEW

Diversification was a key to better performance in the fiscal year ended October
31, 2002. Portfolios with high-quality bonds typically outperformed those without--government bonds rallied as Treasury yields dropped to 40-year lows while the S&P 500 fell to five-year lows.

As a result, Balanced and its benchmark (a 60% stock/40% bond index based on the
S&P 500 and the Lehman Brothers Aggregate Bond Index) suffered negative returns but outperformed most portfolios that invested solely in stocks (see pages 2 and
3 for fund returns and performance comparisons).

Balanced nearly matched the return of its benchmark (trailing by just 0.09 of a percentage point). The fund's performance was net of a 0.90% annual expense ratio that the benchmark didn't have.*

STOCK STRATEGY & PERFORMANCE

For Balanced's stock portfolio, we utilize a two-step process. In the first step, we rank stocks, primarily the 1,500 largest publicly traded companies in the U.S., from most to least attractive. These rankings are determined by using a computer model that combines both value and growth measures. In the second step, we use a technique called portfolio optimization to build a portfolio of the ranked stocks that we believe will provide the optimal risk and return balance. The goal is to create an equity portfolio that provides better returns than the S&P 500 without taking on significant additional risk.

We beat the S&P 500 this fiscal year due in large part to our stock selection in health care, housing, and retail. In health care, we added value by avoiding the worst-performing stocks in drugs (Wyeth and Schering-Plough), biotechnology
(Amgen and Genzyme), and hospitals (Tenet Healthcare and HealthSouth). We also traded into some lower-priced mid-cap stocks  that performed better than the big pharmaceuticals (like Pfizer and Merck) we held. Companies like Varian Medical
Systems, Oxford Health Plans, and Wellpoint Health Networks steadied the portfolio.

TOP TEN STOCK HOLDINGS
-------------------------------------------------------------------------------
                                              % OF EQUITY PORTFOLIO
-------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        10/31/02               4/30/02
-------------------------------------------------------------------------------
Microsoft Corp.                           3.4%                  3.2%
-------------------------------------------------------------------------------
Bank of America Corp.                     3.3%                  3.6%
-------------------------------------------------------------------------------
Pfizer, Inc.                              2.9%                  3.0%
-------------------------------------------------------------------------------
Merck & Co., Inc.                         2.8%                  1.4%
-------------------------------------------------------------------------------
Johnson & Johnson                         2.8%                  3.0%
-------------------------------------------------------------------------------
General Electric Co.                      2.4%                  2.9%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                         2.2%                  2.0%
-------------------------------------------------------------------------------
Citigroup Inc.                            2.0%                  2.8%
-------------------------------------------------------------------------------
Verizon Communications                    1.9%                  1.4%
-------------------------------------------------------------------------------
International Business
Machines Corp.                            1.8%                  1.4%
-------------------------------------------------------------------------------

TOP FIVE STOCK INDUSTRIES
-------------------------------------------------------------------------------
                                              % OF EQUITY PORTFOLIO
-------------------------------------------------------------------------------
                                          AS OF                AS OF
                                        10/31/02              4/30/02
-------------------------------------------------------------------------------
Drugs                                    10.6%                 10.9%
-------------------------------------------------------------------------------
Banks                                     9.5%                  9.8%
-------------------------------------------------------------------------------
Financial Services                        7.0%                  6.2%
-------------------------------------------------------------------------------
Computer Hardware &
Business Machines                         6.3%                  4.4%
-------------------------------------------------------------------------------
Telephone                                 4.9%                  3.9%
-------------------------------------------------------------------------------

* All fund returns and fees referenced in this commentary are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

-----
    4

Balanced - Portfolio Commentary

Low interest rates benefited the portfolio's homebuilders, such as Lennar. And in retail, we favored higher relative weights vs. the benchmark in smaller specialty stores--like AutoZone and  Pier 1--over market leaders like Home
Depot. That added value when the smaller stores outperformed.

Of course, not all of our trades worked that well. Picks like CIGNA, Household
International, Edison International, ESS Technology, and Scientific Atlanta
offset some of our gains against the S&P 500. But the stock portfolio held up relatively well in a declining market.

BOND STRATEGY & PERFORMANCE

In Balanced's bond portfolio, we try to maintain broad exposure to the sectors represented in the Lehman Brothers Aggregate Bond Index (LBA), particularly mortgage-backed securities (MBS), corporates, and Treasurys-overweighting those that appear to have the most attractive values and yields.

Like the LBA, the bond portfolio enjoyed a positive return for the fiscal year, but the portfolio underperformed the index. Anticipating a stronger economy this year, we underweighted Treasurys  and overweighted MBS and corporates. That caused the portfolio to trail the LBA(vs. the LBA) for much of the period because Treasurys rallied and corporates lagged as the economy stalled.

Additional underperformance resulted from exposure to some of the telecom and merchant energy corporate debt that was negatively affected by corporate governance issues. We have increased the portfolio's corporate diversification to limit the impact of any future governance issues.

TYPES OF INVESTMENTS IN THE PORTFOLIO
-------------------------------------------------------------------------------
                                          AS OF                AS OF
                                        10/31/02              4/30/02
-------------------------------------------------------------------------------
Common Stocks &
Futures                                  60.2%                 60.1%
-------------------------------------------------------------------------------
Mortgage- & Asset-
Backed Securities                        16.8%                 21.9%
-------------------------------------------------------------------------------
Corporate Bonds                           9.8%                 11.4%
-------------------------------------------------------------------------------
U.S. Treasury Securities                  7.9%                  3.8%
-------------------------------------------------------------------------------
U.S. Government
Agency Securities                         1.6%                  2.8%
-------------------------------------------------------------------------------
Sovereign Governments
& Agencies                                0.4%                   --
-------------------------------------------------------------------------------
Temporary Cash
Investments                               3.3%                   --
-------------------------------------------------------------------------------

FIXED-INCOME PORTFOLIO

PORTFOLIO SENSITIVITY TO INTEREST RATES
-------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        10/31/02               4/30/02
-------------------------------------------------------------------------------
Weighted Average
Maturity                                 5.8 yrs               6.4 yrs
-------------------------------------------------------------------------------
Average Duration                         4.3 yrs               4.4 yrs
-------------------------------------------------------------------------------

PORTFOLIO CREDIT QUALITY
                                         % OF FIXED-INCOME PORTFOLIO
-------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        10/31/02               4/30/02
-------------------------------------------------------------------------------
Investment Grade                          99%                   98%
-------------------------------------------------------------------------------
Non-investment Grade                       1%                    2%
-------------------------------------------------------------------------------

Ratings provided by independent research companies. See Credit Rating Guidelines on page 29 for more information.

                                                                          -----
                                                                          5

Balanced - Schedule of Investments

OCTOBER 31, 2002

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 60.2%

AIRLINES -- 0.1%
-------------------------------------------------------------------------------
            42,200  Southwest Airlines Co.                            $     616
-------------------------------------------------------------------------------
APPAREL & TEXTILES -- 0.5%
-------------------------------------------------------------------------------
            78,400  VF Corp.                                              2,887
-------------------------------------------------------------------------------
BANKS -- 5.7%
-------------------------------------------------------------------------------
           163,335  Bank of America Corp.                                11,401
-------------------------------------------------------------------------------
           186,270  Citigroup Inc.                                        6,883
-------------------------------------------------------------------------------
           140,131  First Tennessee National Corp.                        5,196
-------------------------------------------------------------------------------
            99,900  U.S. Bancorp                                          2,107
-------------------------------------------------------------------------------
            62,200  UnionBanCal Corp.                                     2,656
-------------------------------------------------------------------------------
            88,803  Wachovia Corp.                                        3,089
-------------------------------------------------------------------------------
            24,756  Wells Fargo & Co.                                     1,249
-------------------------------------------------------------------------------
                                                                         32,581
-------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.9%
-------------------------------------------------------------------------------
            75,992  Amgen Inc.(1)                                         3,539
-------------------------------------------------------------------------------
            46,500  Applera Corp. - Applied Biosystems
                    Group                                                   941
-------------------------------------------------------------------------------
            18,800  Chiron Corp.(1)                                         743
-------------------------------------------------------------------------------
                                                                          5,223
-------------------------------------------------------------------------------
CHEMICALS -- 1.5%
-------------------------------------------------------------------------------
            26,000  3M Co.                                                3,300
-------------------------------------------------------------------------------
             7,900  Dow Chemical Co.                                        205
-------------------------------------------------------------------------------
            37,500  du Pont (E.I.) de Nemours & Co.                       1,547
-------------------------------------------------------------------------------
            13,200  Pactiv Corp.(1)                                         262
-------------------------------------------------------------------------------
            12,600  Sealed Air Corp.(1)                                     193
-------------------------------------------------------------------------------
           115,900  Sherwin-Williams Co.                                  3,170
-------------------------------------------------------------------------------
                                                                          8,677
-------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.8%
-------------------------------------------------------------------------------
           364,200  Cisco Systems Inc.(1)                                 4,072
-------------------------------------------------------------------------------
           114,700  Dell Computer Corp.(1)                                3,281
-------------------------------------------------------------------------------
            92,700  Hewlett-Packard Co.                                   1,465
-------------------------------------------------------------------------------
            42,500  IKON Office Solutions Inc.                              301
-------------------------------------------------------------------------------
            78,000  International Business Machines
                    Corp.                                                 6,156
-------------------------------------------------------------------------------
             9,200  Lexmark International Group, Inc.
                    Cl A(1)                                                 547
-------------------------------------------------------------------------------
            24,500  Qlogic Corp.(1)                                         853
-------------------------------------------------------------------------------
            91,300  Storage Technology Corp.(1)                           1,614
-------------------------------------------------------------------------------
            51,800  Tech Data Corp.(1)                                    1,656
-------------------------------------------------------------------------------
           256,300  Xerox Corp.(1)                                        1,702
-------------------------------------------------------------------------------
                                                                         21,647
-------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 2.7%
-------------------------------------------------------------------------------
            38,400  Activision, Inc.(1)                                     786
-------------------------------------------------------------------------------
            85,500  Acxiom Corp.(1)                                       1,079
-------------------------------------------------------------------------------

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------

           215,400  Microsoft Corp.(1)                                $  11,517
-------------------------------------------------------------------------------
           186,800  Oracle Corp.(1)                                       1,903
-------------------------------------------------------------------------------
                                                                         15,285
-------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 1.1%
-------------------------------------------------------------------------------
            11,700  Centex Corp.                                            532
-------------------------------------------------------------------------------
            84,400  Fluor Corp.                                           1,996
-------------------------------------------------------------------------------
            42,500  KB Home                                               2,006
-------------------------------------------------------------------------------
            10,000  Lennar Corp.                                            552
-------------------------------------------------------------------------------
             4,000  NVR, Inc.(1)                                          1,356
-------------------------------------------------------------------------------
                                                                          6,442
-------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.1%
-------------------------------------------------------------------------------
             1,235  Carlisle Companies, Inc.                                 46
-------------------------------------------------------------------------------
            19,100  La-Z-Boy Chair Co.                                      455
-------------------------------------------------------------------------------
                                                                            501
-------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.1%
-------------------------------------------------------------------------------
            41,600  Precision Castparts Corp.                               807
-------------------------------------------------------------------------------
DEPARTMENT STORES -- 2.0%
-------------------------------------------------------------------------------
           173,500  Dillard's Inc.                                        2,861
-------------------------------------------------------------------------------
           155,700  Federated Department Stores,
                    Inc.(1)                                               4,780
-------------------------------------------------------------------------------
            33,300  J.C. Penney Company, Inc.                               634
-------------------------------------------------------------------------------
            27,000  Saks Holdings, Inc.(1)                                  293
-------------------------------------------------------------------------------
            51,000  Wal-Mart Stores, Inc.                                 2,731
-------------------------------------------------------------------------------
                                                                         11,299
-------------------------------------------------------------------------------
DRUGS -- 6.5%
-------------------------------------------------------------------------------
            62,800  Endo Pharmaceuticals Holdings
                    Inc.(1)                                                 425
-------------------------------------------------------------------------------
           161,800  Johnson & Johnson                                     9,506
-------------------------------------------------------------------------------
           177,500  Merck & Co., Inc.                                     9,628
-------------------------------------------------------------------------------
            50,500  Mylan Laboratories Inc.                               1,589
-------------------------------------------------------------------------------
           309,600  Pfizer, Inc.                                          9,837
-------------------------------------------------------------------------------
            63,900  Pharmacia Corp.                                       2,748
-------------------------------------------------------------------------------
            91,300  Watson Pharmaceuticals, Inc.(1)                       2,510
-------------------------------------------------------------------------------
                                                                          36,24
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.6%
-------------------------------------------------------------------------------
            47,545  Anixter International Inc.(1)                         1,097
-------------------------------------------------------------------------------
             8,500  Dover Corp.                                             213
-------------------------------------------------------------------------------
           100,000  Motorola, Inc.                                          917
-------------------------------------------------------------------------------
            22,500  QUALCOMM Inc.(1)                                        776
-------------------------------------------------------------------------------
           175,200  Solectron Corp.(1)                                      394
-------------------------------------------------------------------------------
                                                                          3,397
-------------------------------------------------------------------------------
ELECTRICAL UTILITY -- 0.7%
-------------------------------------------------------------------------------
           277,700  Edison International(1)                               2,790
-------------------------------------------------------------------------------
            16,300  Exelon Corp.                                            822
-------------------------------------------------------------------------------
            15,300  PG&E Corp.(1)                                           166
-------------------------------------------------------------------------------
                                                                          3,778
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----
    6

Balanced - Schedule of Investments

OCTOBER 31, 2002

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 1.8%
-------------------------------------------------------------------------------
           220,400  Exxon Mobil Corp.                                 $   7,419
-------------------------------------------------------------------------------
            96,300  Occidental Petroleum Corp.                            2,747
-------------------------------------------------------------------------------
                                                                         10,166
-------------------------------------------------------------------------------
ENTERTAINMENT -- 1.0%
-------------------------------------------------------------------------------
           123,400  Viacom, Inc. Cl B(1)                                  5,505
-------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.2%
-------------------------------------------------------------------------------
            27,800  American Express Co.                                  1,011
-------------------------------------------------------------------------------
           103,500  Block (H & R), Inc.                                   4,593
-------------------------------------------------------------------------------
            36,200  Capital One Financial Corp.                           1,103
-------------------------------------------------------------------------------
            80,900  Fannie Mae                                            5,409
-------------------------------------------------------------------------------
            26,700  Freddie Mac                                           1,644
-------------------------------------------------------------------------------
           326,000  General Electric Co.                                  8,232
-------------------------------------------------------------------------------
            87,700  Household International, Inc.                         2,084
-------------------------------------------------------------------------------
               700  MBNA Corp.                                               14
-------------------------------------------------------------------------------
                                                                         24,090
-------------------------------------------------------------------------------
FOOD & BEVERAGE -- 1.6%
-------------------------------------------------------------------------------
           153,075  Archer-Daniels-Midland Co.                            2,085
-------------------------------------------------------------------------------
            28,300  Chiquita Brands International, Inc.(1)                  346
-------------------------------------------------------------------------------
            64,600  Coca-Cola Enterprises                                 1,540
-------------------------------------------------------------------------------
           145,600  ConAgra Foods, Inc.                                   3,531
-------------------------------------------------------------------------------
             8,300  Dean Foods Co.(1)                                       311
-------------------------------------------------------------------------------
            21,500  Interstate Bakeries Corp.                               536
-------------------------------------------------------------------------------
             3,700  Pepsi Bottling Group Inc.                               100
-------------------------------------------------------------------------------
            14,200  Unilever N.V. New York Shares                           909
-------------------------------------------------------------------------------
                                                                          9,358
-------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.5%
-------------------------------------------------------------------------------
           173,100  Georgia-Pacific Corp.                                 2,112
-------------------------------------------------------------------------------
            59,100  Smurfit-Stone Container Corp.(1)                        774
-------------------------------------------------------------------------------
                                                                          2,886
-------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 0.1%
-------------------------------------------------------------------------------
             9,166  Sempra Energy                                           203
-------------------------------------------------------------------------------
            12,200  UGI Corp.                                               473
-------------------------------------------------------------------------------
                                                                            676
-------------------------------------------------------------------------------
GROCERY STORES -- 0.6%
-------------------------------------------------------------------------------
           139,700  Supervalu Inc.                                        2,347
-------------------------------------------------------------------------------
            85,200  Winn-Dixie Stores, Inc.                               1,280
-------------------------------------------------------------------------------
                                                                          3,627
-------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.1%
-------------------------------------------------------------------------------
            9,300  United Technologies Corp.                                574
-------------------------------------------------------------------------------
HEAVY MACHINERY -- 0.1%
-------------------------------------------------------------------------------
           15,800  AGCO Corp.(1)                                            401
-------------------------------------------------------------------------------
HOME PRODUCTS -- 2.0%
-------------------------------------------------------------------------------
           57,149  Dial Corp. (The)                                       1,215
-------------------------------------------------------------------------------
           85,800  Fortune Brands, Inc.                                   4,295
-------------------------------------------------------------------------------
           65,600  Procter & Gamble Co. (The)                             5,802
-------------------------------------------------------------------------------
                                                                         11,312
-------------------------------------------------------------------------------

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.8%
-------------------------------------------------------------------------------
           14,900  Black & Decker Corporation                         $     697
-------------------------------------------------------------------------------
          118,900  Energizer Holdings, Inc.(1)                            3,548
-------------------------------------------------------------------------------
           29,700  Tyco International Ltd.                                  429
-------------------------------------------------------------------------------
                                                                          4,674
-------------------------------------------------------------------------------
INFORMATION SERVICES -- 2.1%
-------------------------------------------------------------------------------
           89,800  Computer Sciences Corp.(1)                             2,900
-------------------------------------------------------------------------------
          126,400  Equifax Inc.                                           2,977
-------------------------------------------------------------------------------
           63,300  First Data Corp.                                       2,212
-------------------------------------------------------------------------------
          128,300  Moore Corporation Ltd.(1)                              1,418
-------------------------------------------------------------------------------
          119,700  Viad Corp.                                             2,325
-------------------------------------------------------------------------------
                                                                         11,832
-------------------------------------------------------------------------------
INTERNET(2)
-------------------------------------------------------------------------------
            3,400  Checkfree Corp.(1)                                        55
-------------------------------------------------------------------------------
INVESTMENT TRUSTS -- 1.4%
-------------------------------------------------------------------------------
           87,200  Standard and Poor's 500
                   Depositary Receipt                                     7,743
-------------------------------------------------------------------------------
LEISURE -- 1.0%
-------------------------------------------------------------------------------
           92,200  Eastman Kodak Co.                                      3,038
-------------------------------------------------------------------------------
          107,800  GTECH Holdings Corp.(1)                                2,803
-------------------------------------------------------------------------------
                                                                          5,841
-------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 1.7%
-------------------------------------------------------------------------------
           53,200  CIGNA Corp.                                            1,923
-------------------------------------------------------------------------------
           63,500  MetLife, Inc.                                          1,516
-------------------------------------------------------------------------------
           56,800  Principal Financial Group(1)                           1,593
-------------------------------------------------------------------------------
          120,609  Protective Life Corporation                            3,447
-------------------------------------------------------------------------------
           51,551  UNUM Corp.                                             1,058
-------------------------------------------------------------------------------
                                                                          9,537
-------------------------------------------------------------------------------
MEDIA -- 0.6%
-------------------------------------------------------------------------------
          140,850  AOL Time Warner Inc.(1)                                2,078
-------------------------------------------------------------------------------
           13,400  Clear Channel Communications,
                   Inc.(1)                                                  496
-------------------------------------------------------------------------------
           35,000  Hearst-Argyle Television, Inc.(1)                        871
-------------------------------------------------------------------------------
            7,800  PanAmSat Corp.(1)                                        152
-------------------------------------------------------------------------------
                                                                          3,597
-------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.7%
-------------------------------------------------------------------------------
            9,000  Bard (C.R.), Inc.                                        503
-------------------------------------------------------------------------------
            1,100  Becton Dickinson & Co.                                    32
-------------------------------------------------------------------------------
           65,000  Fisher Scientific International(1)                     1,860
-------------------------------------------------------------------------------
           45,800  Guidant Corp.(1)                                       1,354
-------------------------------------------------------------------------------
                                                                          3,749
-------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 0.9%
-------------------------------------------------------------------------------
           72,100  McKesson Corp.                                         2,149
-------------------------------------------------------------------------------
           71,075  Oxford Health Plans, Inc.(1)                           2,528
-------------------------------------------------------------------------------
           55,900  Service Corp. International(1)                           176
-------------------------------------------------------------------------------
            1,300  Wellpoint Health Networks Inc.(1)                         98
-------------------------------------------------------------------------------
                                                                          4,951
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          7

Balanced - Schedule of Investments

OCTOBER 31, 2002

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------
MINING & METALS -- 0.3%
-------------------------------------------------------------------------------
           53,200  Alcoa Inc.                                         $   1,174
-------------------------------------------------------------------------------
            8,300  Ball Corporation                                         402
-------------------------------------------------------------------------------
                                                                          1,576
-------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.5%
-------------------------------------------------------------------------------
           21,100  ArvinMeritor, Inc.                                       320
-------------------------------------------------------------------------------
            7,435  Cooper Tire & Rubber                                      97
-------------------------------------------------------------------------------
           63,700  Ford Motor Company                                       539
-------------------------------------------------------------------------------
           55,700  Lear Corporation(1)                                    2,035
-------------------------------------------------------------------------------
                                                                          2,991
-------------------------------------------------------------------------------
OIL REFINING -- 0.4%
-------------------------------------------------------------------------------
           95,800  Marathon Oil Corp.                                     2,002
-------------------------------------------------------------------------------
OIL SERVICES -- 0.3%
-------------------------------------------------------------------------------
           84,700  Transocean Sedco Forex, Inc.                           1,862
-------------------------------------------------------------------------------
PROPERTY AND CASUALTY
INSURANCE -- 2.7%
-------------------------------------------------------------------------------
           59,800  Allstate Corp.                                         2,379
-------------------------------------------------------------------------------
           39,900  American International Group, Inc.                     2,496
-------------------------------------------------------------------------------
           28,900  CNA Financial Corp.(1)                                   761
-------------------------------------------------------------------------------
          168,410  Fidelity National Financial, Inc.                      5,086
-------------------------------------------------------------------------------
          104,900  First American Financial Corp.
                   (The)                                                  2,145
-------------------------------------------------------------------------------
           71,100  Old Republic International Corp.                       2,119
-------------------------------------------------------------------------------
            2,800  Progressive Corp.                                        154
-------------------------------------------------------------------------------
                                                                         15,140
-------------------------------------------------------------------------------
PUBLISHING -- 0.3%
-------------------------------------------------------------------------------
          111,000  American Greetings                                     1,669
-------------------------------------------------------------------------------
RAILROADS -- 0.1%
-------------------------------------------------------------------------------
            9,400  Union Pacific Corp.                                      555
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST(2)
-------------------------------------------------------------------------------
            4,000  Simon Property Group, Inc.                               137
-------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 1.3%
-------------------------------------------------------------------------------
           63,600  Bear Stearns Companies Inc. (The)                      3,882
-------------------------------------------------------------------------------
           27,400  John Hancock Financial Services,
                   Inc.                                                     803
-------------------------------------------------------------------------------
           66,000  Merrill Lynch & Co., Inc.                              2,505
-------------------------------------------------------------------------------
                                                                          7,190
-------------------------------------------------------------------------------
SEMICONDUCTOR -- 1.7%
-------------------------------------------------------------------------------
           19,900  Applied Materials, Inc.(1)                               299
-------------------------------------------------------------------------------
           40,800  Arrow Electronics, Inc.(1)                               536
-------------------------------------------------------------------------------
           98,400  Avnet Inc.                                               915
-------------------------------------------------------------------------------
           80,600  ESS Technology, Inc.(1)                                  441
-------------------------------------------------------------------------------
          310,000  Intel Corp.                                            5,365
-------------------------------------------------------------------------------
            9,300  Intersil Corporation(1)                                  158
-------------------------------------------------------------------------------
           10,100  Micron Technology, Inc.(1)                               162
-------------------------------------------------------------------------------
           83,200  Texas Instruments Inc.                                 1,319
-------------------------------------------------------------------------------
           45,000  Vishay Intertechnology, Inc.(1)                          464
-------------------------------------------------------------------------------
                                                                          9,659
-------------------------------------------------------------------------------

Shares/Principal Amount          ($ in Thousands)                         Value
--------------------------------------------------------------------------------
SPECIALTY STORES -- 1.0%
-------------------------------------------------------------------------------
           22,800  AutoZone Inc.(1)                                   $   1,956
-------------------------------------------------------------------------------
           30,900  Home Depot, Inc.                                         892
-------------------------------------------------------------------------------
           60,100  NBTY, Inc.(1)                                            934
-------------------------------------------------------------------------------
           32,200  Office Depot, Inc.(1)                                    463
-------------------------------------------------------------------------------
            6,200  Pier 1 Imports, Inc.                                     117
-------------------------------------------------------------------------------
           23,500  Rent-A-Center Inc.(1)                                  1,042
-------------------------------------------------------------------------------
           10,600  Staples, Inc.(1)                                         163
-------------------------------------------------------------------------------
                                                                          5,567
-------------------------------------------------------------------------------
TELEPHONE -- 2.9%
-------------------------------------------------------------------------------
          222,900  AT&T Corp.                                             2,907
-------------------------------------------------------------------------------
           99,000  BellSouth Corp.                                        2,589
-------------------------------------------------------------------------------
            1,700  CenturyTel Inc.                                           48
-------------------------------------------------------------------------------
          115,200  SBC Communications Inc.                                2,956
-------------------------------------------------------------------------------
          145,505  Sprint Corp.                                           1,807
-------------------------------------------------------------------------------
          168,400  Verizon Communications                                 6,359
-------------------------------------------------------------------------------
                                                                         16,666
-------------------------------------------------------------------------------
THRIFTS -- 0.1%
-------------------------------------------------------------------------------
           22,300  New York Community Bancorp Inc.                          648
-------------------------------------------------------------------------------
            1,300  Washington Mutual, Inc.                                   46
-------------------------------------------------------------------------------
                                                                            694
-------------------------------------------------------------------------------
TOBACCO -- 0.5%
-------------------------------------------------------------------------------
           65,300  Philip Morris Companies Inc.                           2,661
-------------------------------------------------------------------------------
TRUCKING & SHIPPING &
AIR FREIGHT -- 0.1%
-------------------------------------------------------------------------------
            3,700  FedEx Corporation                                        197
-------------------------------------------------------------------------------
            7,100  Pittston Brink's Group                                   150
-------------------------------------------------------------------------------
                                                                            347
-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.5%
-------------------------------------------------------------------------------
           58,900  ALLTEL Corp.                                           2,928
-------------------------------------------------------------------------------
           14,506  AT&T Wireless Services Inc.(1)                           100
-------------------------------------------------------------------------------
            7,300  Nextel Communications, Inc.(1)                            82
-------------------------------------------------------------------------------
                                                                          3,110
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $349,792)                                                         341,783
-------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES(3) -- 11.6%

          $ 1,675  FHLMC, 7.00%, 10/1/12                                  1,775
-------------------------------------------------------------------------------
            2,137  FHLMC, 6.50%, 1/1/28                                   2,222
-------------------------------------------------------------------------------
            2,251  FNMA, 6.00%, 2/1/09                                    2,372
-------------------------------------------------------------------------------
              190  FNMA, 6.50%, 5/1/11                                      201
-------------------------------------------------------------------------------
            1,742  FNMA, 7.50%, 11/1/11                                   1,855
-------------------------------------------------------------------------------
               37  FNMA, 6.50%, 10/1/12                                      39
-------------------------------------------------------------------------------
              235  FNMA, 6.50%, 5/1/13                                      247
-------------------------------------------------------------------------------
            1,033  FNMA, 6.50%, 6/1/13                                    1,087
-------------------------------------------------------------------------------
              915  FNMA, 6.00%, 1/1/14                                      960
-------------------------------------------------------------------------------
            3,269  FNMA, 6.00%, 4/1/14                                    3,430
-------------------------------------------------------------------------------
See Notes to Financial Statements.                                  (continued)

-----
    8

Balanced - Schedule of Investments

OCTOBER 31, 2002

Principal Amount                ($ in Thousands)                          Value
--------------------------------------------------------------------------------

          $ 1,207  FNMA, 6.50%, 1/1/28                                $   1,254
-------------------------------------------------------------------------------
            2,149  FNMA, 7.00%, 1/1/28                                    2,250
-------------------------------------------------------------------------------
            1,971  FNMA, 6.00%, 1/1/29                                    2,035
-------------------------------------------------------------------------------
            1,648  FNMA, 6.50%, 1/1/29                                    1,711
-------------------------------------------------------------------------------
            2,888  FNMA, 6.00%, 2/1/29                                    2,982
-------------------------------------------------------------------------------
            1,522  FNMA, 7.50%, 7/1/29                                    1,611
-------------------------------------------------------------------------------
              842  FNMA, 7.00%, 5/1/30                                      880
-------------------------------------------------------------------------------
            1,932  FNMA, 7.50%, 9/1/30                                    2,044
-------------------------------------------------------------------------------
            1,948  FNMA, 6.50%, 9/1/31                                    2,020
-------------------------------------------------------------------------------
            1,350  FNMA, 7.00%, 9/1/31                                    1,411
-------------------------------------------------------------------------------
            1,902  FNMA, 6.00%, 12/1/31                                   1,958
-------------------------------------------------------------------------------
            5,012  FNMA, 6.50%, 1/1/32                                    5,197
-------------------------------------------------------------------------------
            2,720  FNMA, 7.00%, 6/1/32                                    2,843
-------------------------------------------------------------------------------
            4,994  FNMA, 5.50%, 9/1/32                                    5,053
-------------------------------------------------------------------------------
            5,300  FNMA, 6.50%, 10/1/32                                   5,490
-------------------------------------------------------------------------------
            2,090  GNMA, 7.00%, 4/20/26                                   2,196
-------------------------------------------------------------------------------
            1,221  GNMA, 7.50%, 8/15/26                                   1,303
-------------------------------------------------------------------------------
            1,082  GNMA, 7.00%, 2/15/28                                   1,139
-------------------------------------------------------------------------------
              975  GNMA, 7.50%, 2/15/28                                   1,038
-------------------------------------------------------------------------------
            1,727  GNMA, 7.00%, 12/15/28                                  1,817
-------------------------------------------------------------------------------
              863  GNMA, 8.00%, 12/15/29                                    926
-------------------------------------------------------------------------------
            4,218  GNMA, 7.00%, 5/15/31                                   4,431
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $63,186)                                                           65,777
-------------------------------------------------------------------------------

CORPORATE BONDS - 9.8%

BANKS -- 1.4%
-------------------------------------------------------------------------------
            3,250  Bank of America Corp., 6.625%,
                    6/15/04                                               3,481
-------------------------------------------------------------------------------
            2,300  Citigroup Inc., 4.125%, 6/30/05                        2,378
-------------------------------------------------------------------------------
            1,500  First Union National Bank, 7.80%,
                   8/18/10                                                1,804
-------------------------------------------------------------------------------
                                                                          7,663
-------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.3%
-------------------------------------------------------------------------------
            1,500  TRW Inc., 8.75%, 5/15/06                               1,677
-------------------------------------------------------------------------------
DEPARTMENT STORES -- 0.2%
-------------------------------------------------------------------------------
              750  Federated Department Stores, Inc.
                   8.50%, 6/1/10                                            884
-------------------------------------------------------------------------------
DIVERSIFIED -- 1.3%
-------------------------------------------------------------------------------
            3,548  Lehman Brothers TRAINS(SM),
                   Series 10-2002, 6.85%, 1/15/12
                   (Acquired 5/23/02-8/14/02,
                   Cost $3,660)(4)                                        3,795
-------------------------------------------------------------------------------
            3,480  Morgan Stanley TRACERS(SM),
                   7.76%, 3/1/32 (Acquired
                   3/15/02-8/28/02, Cost $3,661)(4)                       3,683
-------------------------------------------------------------------------------
                                                                          7,478
-------------------------------------------------------------------------------

Principal Amount                ($ in Thousands)                          Value
--------------------------------------------------------------------------------
ELECTRICAL UTILITY -- 1.3%
-------------------------------------------------------------------------------
          $ 1,300  Calpine Corp., 8.25%, 8/15/05                      $     475
-------------------------------------------------------------------------------
            3,400  Cilcorp, Inc., 8.70%, 10/15/09                         3,202
-------------------------------------------------------------------------------
            2,400  Constellation Energy Group Inc.,
                   7.00%, 4/1/12                                          2,370
-------------------------------------------------------------------------------
            1,500  Pepco Holdings Inc., 6.45%,
                   8/15/12 (Acquired 9/3/02,
                   Cost $1,496)(4)                                        1,494
-------------------------------------------------------------------------------
                                                                          7,541
-------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 0.6%
-------------------------------------------------------------------------------
              300  Anadarko Petroleum Corp., 7.95%,
                   4/15/29                                                  351
-------------------------------------------------------------------------------
            1,750  Burlington Resources Finance Co.,
                   6.50%, 12/1/11                                         1,933
-------------------------------------------------------------------------------
            1,000  Conoco Funding Co., 6.35%,
                   10/15/11                                               1,102
-------------------------------------------------------------------------------
                                                                          3,386
-------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.3%
-------------------------------------------------------------------------------
            1,000  Waste Management Inc., 7.00%,
                   10/15/06                                               1,042
-------------------------------------------------------------------------------
              800  Waste Management Inc., 7.75%,
                   5/15/32 (Acquired 5/23/02,
                   Cost $807)(4)                                            784
-------------------------------------------------------------------------------
                                                                          1,826
-------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.8%
-------------------------------------------------------------------------------
            3,000  Ford Motor Credit Co., 7.50%,
                   3/15/05                                                2,914
-------------------------------------------------------------------------------
            2,700  Ford Motor Credit Co., 6.75%,
                   5/15/05                                                2,554
-------------------------------------------------------------------------------
            1,500  General Electric Capital Corp.,
                   Series A, MTN, 6.00%, 6/15/12                          1,596
-------------------------------------------------------------------------------
            1,250  General Motors Acceptance Corp.,
                   6.875%, 9/15/11                                        1,141
-------------------------------------------------------------------------------
            1,000  Household Finance Corp., 6.75%,
                   5/15/11                                                  885
-------------------------------------------------------------------------------
              500  Household Finance Corp., 7.00%,
                   5/15/12                                                  449
-------------------------------------------------------------------------------
                                                                          9,539
-------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.2%
-------------------------------------------------------------------------------
            1,000  Temple-Inland Inc., 7.875%,
                   5/1/12                                                 1,068
-------------------------------------------------------------------------------
HOTELS -- 0.2%
-------------------------------------------------------------------------------
            1,250  Harrah's Operating Co. Inc., 7.50%,
                   1/15/09                                                1,376
-------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.1%
-------------------------------------------------------------------------------
              900  Tyco International Group SA,
                   6.125%, 1/15/09                                          775
-------------------------------------------------------------------------------
MEDIA -- 0.9%
-------------------------------------------------------------------------------
            1,300  AOL Time Warner Inc., 7.625%,
                   4/15/31                                                1,182
-------------------------------------------------------------------------------
            1,800  Comcast Cable Communications,
                   8.375%, 5/1/07                                         1,856
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          9

Balanced - Schedule of Investments

OCTOBER 31, 2002

Principal Amount                ($ in Thousands)                          Value
--------------------------------------------------------------------------------

          $ 1,000  COX Communications Inc., 6.75%,
                   3/15/11                                            $   1,010
-------------------------------------------------------------------------------
            1,100  CSC Holdings Inc., 7.625%,
                   7/15/18                                                  842
-------------------------------------------------------------------------------
              200  News America Holdings, 8.25%,
                   8/10/18                                                  195
-------------------------------------------------------------------------------
                                                                          5,085
-------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.1%
-------------------------------------------------------------------------------
              750  Ford Motor Co., 7.45%, 7/16/31                           574
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
-------------------------------------------------------------------------------
            1,600  EOP Operating LP, 6.75%, 2/15/08                       1,740
-------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.4%
-------------------------------------------------------------------------------
              750  Goldman Sachs Group Inc., 5.70%,
                   9/1/12                                                   769
-------------------------------------------------------------------------------
            1,500  Morgan Stanley Dean Witter & Co.,
                   5.80%, 4/1/07                                          1,609
-------------------------------------------------------------------------------
                                                                          2,378
-------------------------------------------------------------------------------
SPECIALTY STORES -- 0.1%
-------------------------------------------------------------------------------
              650  Staples Inc., 7.375%, 10/1/12
                   (Acquired 9/25/02, Cost $644)(4)                         666
-------------------------------------------------------------------------------
TELEPHONE -- 0.3%
-------------------------------------------------------------------------------
              146  AT&T Corp., 6.00%, 3/15/09                               139
-------------------------------------------------------------------------------
            1,500  Verizon Global Funding Corp.,
                   7.375%, 9/1/12                                         1,655
-------------------------------------------------------------------------------
                                                                          1,794
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $55,755)                                                           55,450
-------------------------------------------------------------------------------

U.S. TREASURY SECURITIES -- 7.9%

            1,250  U.S. Treasury Bonds, 8.875%,
                   2/15/19                                                1,815
-------------------------------------------------------------------------------
            8,450  U.S. Treasury Bonds, 6.375%,
                   8/16/27                                                9,896
-------------------------------------------------------------------------------
            2,000  U.S. Treasury Notes, 2.25%,
                   7/31/04                                                2,023
-------------------------------------------------------------------------------
            1,000  U.S. Treasury Notes, 6.00%,
                   8/15/04                                                1,078
-------------------------------------------------------------------------------
            3,500  U.S. Treasury Notes, 6.50%,
                   8/15/05                                                3,924
-------------------------------------------------------------------------------
            1,600  U.S. Treasury Notes, 4.625%,
                   5/15/06                                                1,724
-------------------------------------------------------------------------------
            2,050  U.S. Treasury Notes, 6.625%,
                   5/15/07                                                2,397
-------------------------------------------------------------------------------
            4,000  U.S. Treasury Notes, 3.25%,
                   8/15/07                                                4,093
-------------------------------------------------------------------------------
            2,800  U.S. Treasury Notes, 5.50%,
                   2/15/08                                                3,152
-------------------------------------------------------------------------------

Principal Amount                ($ in Thousands)                          Value
--------------------------------------------------------------------------------

          $ 1,600  U.S. Treasury Notes, 4.875%,
                   2/15/12                                            $   1,726
-------------------------------------------------------------------------------
           12,750  U.S. Treasury Notes, 4.375%,
                   8/15/12                                               13,239
-------------------------------------------------------------------------------
TOTAL U.S. TREASURY SECURITIES
(Cost $43,425)                                                           45,067
-------------------------------------------------------------------------------

ASSET-BACKED SECURITIES(3) -- 2.8%

            2,547  AmeriCredit Automobile Receivables
                   Trust, Series 1999 D, Class A3 SEQ,
                   7.02%, 12/5/05                                         2,631
-------------------------------------------------------------------------------
            2,639  CIT RV Trust, Series 1998 A,
                   Class A4 SEQ, 6.09%, 2/15/12                           2,722
-------------------------------------------------------------------------------
            3,000  CPL Transition Funding LLC,
                   Series 2002-1, Class A4 SEQ,
                   5.96%, 7/15/15                                         3,269
-------------------------------------------------------------------------------
            1,000  Ford Credit Auto Owner Trust,
                   Series 2002 A, Class B SUB,
                   4.79%, 11/15/06                                        1,040
-------------------------------------------------------------------------------
            1,234  Long Beach Asset Holdings
                   Corporation, Series 2002-2,
                   Class SC, 8.50%, 7/25/32
                   (Acquired 6/6/02, Cost $1,231)(4)                      1,236
-------------------------------------------------------------------------------
              699  Money Store (The) Home Equity
                   Trust, Series 1997 C, Class AF6
                   SEQ, 6.67%, 2/15/25                                      706
-------------------------------------------------------------------------------
              703  Onyx Automobile Receivables,
                   Series 2002 A, 13.61%, 10/20/08                          700
-------------------------------------------------------------------------------
              650  Peco Energy Transition Trust,
                   Series 1999 A, Class A6 SEQ,
                   6.05%, 3/1/09                                            715
-------------------------------------------------------------------------------
            3,000  Residential Funding Mortgage
                   Securities II, Series 2002 HS2,
                   Class A4 SEQ, 5.24%, 3/25/17                           3,115
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(Cost $15,514)                                                           16,134
-------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE
OBLIGATIONS(3) -- 2.4%

              634  Chase Mortgage Finance
                   Corporation, Series 2001 S3,
                   Class A1 SEQ, 6.50%, 7/25/16                             659
-------------------------------------------------------------------------------
           42,761  DLJ Commercial Mortgage Corp.
                   STRIPS - INTEREST, Series 2000
                   CKP1, Class S, VRN, 1.34%,
                   11/1/02(5)                                             2,691
-------------------------------------------------------------------------------
            1,458  FHLMC REMIC, Series 77, Class H,
                   8.50%, 9/15/20                                         1,545
-------------------------------------------------------------------------------
            3,976  First Union-Lehman Brothers
                   Commercial Mortgage, Series
                   1998 C2, Class A1 SEQ, 6.28%,
                   6/18/07                                                4,255
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

-----
   10

Balanced - Schedule of Investments

OCTOBER 31, 2002

Principal Amount                ($ in Thousands)                           Value
--------------------------------------------------------------------------------

          $   652  FNMA REMIC, Series 1997-58,
                   Class PB, 6.50%, 6/18/24                          $      657
-------------------------------------------------------------------------------
            1,918  GMAC Commercial Mortgage
                   Securities Inc., Series 2002 C2,
                   Class A1 SEQ, 4.32%, 3/15/07                           1,989
-------------------------------------------------------------------------------
            2,000  J.P. Morgan Chase Commercial
                   Mortgage Securities Corp., Series
                   2002 FL1A, Class A2, VRN, 2.24%,
                   11/14/02, resets monthly off the
                   1-month LIBOR plus 0.44% with
                   no caps (Acquired 4/3/02,
                   Cost $2,000)(4)                                        2,002
-------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS
(Cost $13,376)                                                           13,798
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
SECURITIES -- 1.6%
            5,000  FHLMC, 3.50%, 9/15/07                                  5,079
-------------------------------------------------------------------------------
            4,000  FNMA MTN, 5.74%, 1/21/09                               4,156
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES
(Cost $8,937)                                                             9,235
-------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS &
AGENCIES -- 0.4%
            2,200  Province of Ontario, 3.50%,
                   9/17/07                                                2,214
(Cost $2,187)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 3.3%
Repurchase Agreement, Morgan Stanley Group,
Inc., (U.S. Treasury obligations), in a joint trading
account at 1.77%, dated 10/31/02, due 11/1/02
(Delivery value $18,501)
(Cost $18,500)                                                           18,500
-------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $570,672)                                                        $567,958
===============================================================================

See Notes to Financial Statements.

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

REMIC = Real Estate Mortgage Investment Conduit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TRACERS(SM) = Traded Custody Receipts(SM). Rate indicated is  the weighted-average coupon of the underlying securities held.

TRAINS(SM) = Target Return Index Securities(SM). Rate indicated is the weighted-average coupon of the underlying securities held.

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity, unless otherwise indicated. Rate shown is effective October 31, 2002.

(1)  Non-income producing.

(2)  Industry is less than 0.05% of total investment securities.

(3)  Final maturity indicated, unless otherwise noted. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.
     The aggregate value of restricted securities at October 31, 2002, was
     $13,660 (in thousands), which represented 2.4% of net assets.

(5)  Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

                                                                          -----
                                                                          11

Statement of Assets and Liabilities

OCTOBER 31, 2002
--------------------------------------------------------------------------------
ASSETS                                                            (In Thousands)
--------------------------------------------------------------------------------
Investment securities, at value (cost of $570,672) (Note 6)          $567,958
-----------------------------------------------------------------
Receivable for investments sold                                        13,853
-----------------------------------------------------------------
Receivable for capital shares sold                                          7
-----------------------------------------------------------------
Dividends and interest receivable                                       2,679
--------------------------------------------------------------------------------
                                                                      584,497
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                          2,698
-----------------------------------------------------------------
Payable for investments purchased                                       9,934
-----------------------------------------------------------------
Accrued management fees (Note 2)                                          423
-----------------------------------------------------------------
Distribution fees payable (Note 2)                                          3
-----------------------------------------------------------------
Service fees payable (Note 2)                                               3
--------------------------------------------------------------------------------
                                                                       13,061
--------------------------------------------------------------------------------
NET ASSETS                                                           $571,436
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                              $643,834
-----------------------------------------------------------------
Undistributed net investment income                                     1,118
-----------------------------------------------------------------
Accumulated net realized loss on investment transactions              (70,802)
-----------------------------------------------------------------
Net unrealized depreciation on investments (Note 6)                    (2,714)
--------------------------------------------------------------------------------
                                                                     $571,436
================================================================================

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                         $541,206,607
-----------------------------------------------------------------
Shares outstanding                                                   41,689,077
-----------------------------------------------------------------
Net asset value per share                                                $12.98
--------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                          $13,984,775
-----------------------------------------------------------------
Shares outstanding                                                    1,077,956
-----------------------------------------------------------------
Net asset value per share                                                $12.97
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                          $16,244,957
-----------------------------------------------------------------
Shares outstanding                                                    1,250,931
-----------------------------------------------------------------
Net asset value per share                                                $12.99
--------------------------------------------------------------------------------

See Notes to Financial Statements.

-----
   12

Statement of Operations

YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME                                                 (In Thousands)
--------------------------------------------------------------------------------
INCOME:
-----------------------------------------------------------------
Interest                                                              $16,155
-----------------------------------------------------------------
Dividends (net of foreign taxes withheld of $19)                        5,856
--------------------------------------------------------------------------------
                                                                       22,011
--------------------------------------------------------------------------------

EXPENSES (Note 2):
-----------------------------------------------------------------
Management fees                                                         5,815
-----------------------------------------------------------------
Distribution fees -- Advisor Class                                         40
-----------------------------------------------------------------
Service fees -- Advisor Class                                              40
-----------------------------------------------------------------
Directors' fees and expenses                                                7
--------------------------------------------------------------------------------
                                                                        5,902
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                  16,109
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------------------
Net realized loss on investment transactions (Note 3)                 (38,987)
-----------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments (Note 6)                                (20,501)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                      (59,488)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                            $(43,379)
================================================================================

See Notes to Financial Statements.

                                                                          -----
                                                                          13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2002 AND OCTOBER 31, 2001
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS                                      2002         2001
--------------------------------------------------------------------------------
OPERATIONS                                                    (In Thousands)
--------------------------------------------------------------------------------
Net investment income                                     $16,109      $19,370
------------------------------------------------------
Net realized loss                                         (38,987)     (29,656)
------------------------------------------------------
Change in net unrealized
appreciation (depreciation)                               (20,501)     (77,622)
--------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                                 (43,379)     (87,908)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
------------------------------------------------------
  Investor Class                                          (15,305)     (19,074)
------------------------------------------------------
  Advisor Class                                              (352)        (444)
------------------------------------------------------
  Institutional Class                                        (488)        (612)
------------------------------------------------------
From net realized gains:
------------------------------------------------------
  Investor Class                                              --       (28,915)
------------------------------------------------------
  Advisor Class                                               --          (663)
------------------------------------------------------
  Institutional Class                                         --          (832)
--------------------------------------------------------------------------------
Decrease in net assets from distributions                 (16,145)     (50,540)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
--------------------------------------------------------------------------------
Net decrease in net assets
from capital share transactions                           (69,838)     (36,430)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                               (129,362)    (174,878)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                       700,798      875,676
--------------------------------------------------------------------------------
End of period                                            $571,436     $700,798
================================================================================

Undistributed net investment income                        $1,118       $1,154
================================================================================

See Notes to Financial Statements.

-----
   14

Notes to Financial Statements

OCTOBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth and current income. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over- the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund  is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at October 31, 2002.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. There were no open when-issued or forward-commitments as of October 31, 2002.

                                                                     (continued

                                                                          -----
                                                                          15

Notes to Financial Statements

OCTOBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The effective annual management fee for the year ended October 31, 2002 was 0.90%, 0.65%, and 0.70%, for the Investor, Advisor, and Institutional Classes, respectively. The annual management fee schedule for each class of shares is as follows:

--------------------------------------------------------------------------------
                                           INVESTOR      ADVISOR   INSTITUTIONAL
                                             CLASS        CLASS        CLASS
--------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $1 billion                             0.90%        0.65%        0.70%
--------------------------------------------------------------------------------
Over $1 billion                              0.80%        0.55%        0.60%
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31,
2002, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (see Note 5).

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2002, totaled $687,037,205, of which $152,681,359 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended October 31,
2002, totaled $761,606,720, of which $194,437,692 represented U.S. Treasury and
Agency obligations.

                                                                    (continued)

-----
   16

Notes to Financial Statements

OCTOBER 31, 2002

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:
--------------------------------------------------------------------------------
                                                            SHARES     AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS                                                (In Thousands)
--------------------------------------------------------------------------------
SHARES AUTHORIZED                                         150,000
================================================================================
YEAR ENDED OCTOBER 31, 2002
---------------------------------------------------------
Sold                                                        4,082     $57,307
---------------------------------------------------------
Issued in reinvestment of distributions                     1,078      14,862
---------------------------------------------------------
Redeemed                                                   (9,918)   (137,752)
--------------------------------------------------------------------------------
Net decrease                                               (4,758)   $(65,583)
================================================================================
YEAR ENDED OCTOBER 31, 2001
---------------------------------------------------------
Sold                                                        5,656     $86,515
---------------------------------------------------------
Issued in reinvestment of distributions                     3,069      46,960
---------------------------------------------------------
Redeemed                                                  (11,403)   (174,278)
--------------------------------------------------------------------------------
Net decrease                                               (2,678)   $(40,803)
================================================================================

ADVISOR CLASS                                                (In Thousands)
--------------------------------------------------------------------------------
SHARES AUTHORIZED                                          50,000
================================================================================
YEAR ENDED OCTOBER 31, 2002
---------------------------------------------------------
Sold                                                          345      $4,746
---------------------------------------------------------
Issued in reinvestment of distributions                        22         311
---------------------------------------------------------
Redeemed                                                     (479)     (6,691)
--------------------------------------------------------------------------------
Net decrease                                                 (112)    $(1,634)
================================================================================
YEAR ENDED OCTOBER 31, 2001
---------------------------------------------------------
Sold                                                         672      $10,475
---------------------------------------------------------
Issued in reinvestment of distributions                       70        1,078
---------------------------------------------------------
Redeemed                                                    (555)      (8,294)
--------------------------------------------------------------------------------
Net increase                                                 187       $3,259
================================================================================

INSTITUTIONAL CLASS                                           (In Thousands)
--------------------------------------------------------------------------------
SHARES AUTHORIZED                                          15,000
================================================================================
YEAR ENDED OCTOBER 31, 2002
---------------------------------------------------------
Sold                                                          148      $2,063
---------------------------------------------------------
Issued in reinvestment of distributions                        35         488
---------------------------------------------------------
Redeemed                                                     (365)     (5,172)
--------------------------------------------------------------------------------
Net decrease                                                 (182)    $(2,621)
================================================================================
YEAR ENDED OCTOBER 31, 2001
---------------------------------------------------------
Sold                                                          213      $3,245
---------------------------------------------------------
Issued in reinvestment of distributions                        95       1,444
---------------------------------------------------------
Redeemed                                                     (240)     (3,575)
--------------------------------------------------------------------------------
Net increase                                                   68      $1,114
================================================================================

                                                                    (continued)

                                                                          -----
                                                                          17

Notes to Financial Statements

OCTOBER 31, 2002

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2002.

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2002 and October 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                             2002      2001
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM                                      (In Thousands)
--------------------------------------------------------------------------------
Ordinary income                                            $16,145    $24,874
--------------------------------------------------------------------------------
Long-term capital gains                                      --       $25,666
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of October 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST                 (In Thousands)
--------------------------------------------------------------------------------
Federal tax cost of investments                                      $581,746
================================================================================
Gross tax appreciation of investments                                 $32,862
-----------------------------------------------------------------
Gross tax depreciation of investments                                 (46,650)
--------------------------------------------------------------------------------
Net tax depreciation of investments                                  $(13,788)
================================================================================
Undistributed ordinary income                                          $1,118
--------------------------------------------------------------------------------
Accumulated capital losses                                           $(59,728)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 and 2010.

7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, 9.04% of the ordinary income distributions paid during the fiscal year ended October 31, 2002, qualify for the corporate dividends received deduction.

-----
   18

Balanced - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
------------------------------------------------------------------------------------------------------------
                                                                   INVESTOR CLASS
------------------------------------------------------------------------------------------------------------
                                          2002           2001           2000           1999       1998
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $14.28         $17.01         $18.95         $19.39      $19.55
------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)                0.35           0.38           0.42           0.46        0.42
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 (1.30)         (2.10)          0.61           1.69        1.45
------------------------------------------------------------------------------------------------------------
  Total From Investment Operations       (0.95)         (1.72)          1.03           2.15        1.87
------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income             (0.35)         (0.40)         (0.43)         (0.47)      (0.43)
-----------------------------------
  From Net Realized Gains                  --           (0.61)         (2.54)         (2.12)      (1.60)
------------------------------------------------------------------------------------------------------------
  Total Distributions                    (0.35)         (1.01)         (2.97)         (2.59)      (2.03)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $12.98         $14.28         $17.01         $18.95     $19.39
============================================================================================================
  TOTAL RETURN(2)                        (6.80)%       (10.46)%         5.90%         12.03%      10.46%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                   0.90%          0.90%          0.97%          1.00%       1.00%
-----------------------------------
Ratio of Net Investment Income
  to Average Net Assets                   2.46%          2.46%          2.40%          2.44%       2.16%
-----------------------------------
Portfolio Turnover Rate                    108%           107%            85%           128%        102%
-----------------------------------
Net Assets, End of Period
  (in millions)                            $541           $663           $835           $914        $938
------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

                                                                          -----
                                                                          19

Balanced - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
----------------------------------------------------------------------------------------------------------
                                                                 ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
                                        2002           2001           2000           1999        1998
----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                   $14.27         $17.00         $18.94         $19.38       $19.55
----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)              0.31           0.34           0.37           0.41         0.37
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)               (1.30)         (2.10)          0.62           1.69         1.44
----------------------------------------------------------------------------------------------------------
  Total From Investment Operations     (0.99)         (1.76)          0.99           2.10         1.81
----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income           (0.31)         (0.36)         (0.39)         (0.42)       (0.38)
-----------------------------------
  From Net Realized Gains                --           (0.61)         (2.54)         (2.12)       (1.60)
----------------------------------------------------------------------------------------------------------
  Total Distributions                  (0.31)         (0.97)         (2.93)         (2.54)       (1.98)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $12.97         $14.27         $17.00         $18.94       $19.38
==========================================================================================================
  TOTAL RETURN(2)                      (7.04)%       (10.69)%         5.63%         11.74%       10.15%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                 1.15%          1.15%          1.22%          1.25%      1.25%
-----------------------------------
Ratio of Net Investment Income
  to Average Net Assets                 2.21%          2.21%          2.15%          2.19%      1.91%
-----------------------------------
Portfolio Turnover Rate                  108%           107%            85%           128%       102%
-----------------------------------
Net Assets, End of Period
  (in thousands)                      $13,985        $16,990        $17,046        $10,946     $6,723
----------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

-----
   20

Balanced - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
--------------------------------------------------------------------------------
                                                 INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                         2002           2001          2000(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $14.28         $17.01         $17.34
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------
  Net Investment Income(2)               0.37           0.41           0.23
-------------------------------------
  Net Realized and Unrealized Loss      (1.29)         (2.10)         (0.34)
--------------------------------------------------------------------------------
  Total From Investment Operations      (0.92)         (1.69)         (0.11)
--------------------------------------------------------------------------------
Distributions
-------------------------------------
  From Net Investment Income            (0.37)         (0.43)         (0.22)
-------------------------------------
  From Net Realized Gains                 --           (0.61)           --
--------------------------------------------------------------------------------
  Total Distributions                   (0.37)         (1.04)         (0.22)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $12.99         $14.28         $17.01
================================================================================
  TOTAL RETURN(3)                       (6.54)%       (10.27)%        (0.63)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.70%          0.70%        0.75%(4)
-------------------------------------
Ratio of Net Investment Income
to Average Net Assets                    2.66%          2.66%        2.66%(4)
-------------------------------------
Portfolio Turnover Rate                   108%           107%          85%(5)
-------------------------------------
Net Assets, End of Period
(in thousands)                         $16,245        $20,474        $23,214
--------------------------------------------------------------------------------

(1)  May 1, 2000 (commencement of sale) through October 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2000.

See Notes to Financial Statements.

                                                                          -----
                                                                          21

Independent Auditors' Report

The Board of Directors and Shareholders,  American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund, (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2002, and the
related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Balanced Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 6, 2002

-----
   22

Management

The individuals listed below serve as directors or officers of the fund. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (62)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (70)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (57)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------
D.D. (DEL) HOCK (67)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and  J.D. Edwards & Company
-------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
     2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

                                                                          -----
                                                                          23

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT (64)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (59)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance-Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (40)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (78)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 43

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (43)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 11

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

-----
   24

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------
ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

                                                                          -----
                                                                          25

Share Class Information

Three classes of shares are authorized for sale by the fund: Investor Class,
Advisor Class, and Institutional Class.

INVESTOR CLASS shares are available for purchase directly from American Century without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans, or financial  intermediaries serving these investors.
This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of Institutional Class shares is 0.20% less than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

-----
   26

Retirement Account Information

As required by law, any distributions you receive from an IRA and certain 403(b)
distributions [not eligible for rollover to an IRA or to another  qualified plan] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you do not want us to withhold on this amount, you must notify us not to withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the  withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                                          -----
                                                                          27

Background Information

INVESTMENT TEAM LEADERS
-------------------------------------
EQUITY PORTFOLIO
-------------------------------------
    Jeff Tyler
-------------------------------------
FIXED-INCOME PORTFOLIO
-------------------------------------
    Jeff Houston
-------------------------------------
CREDIT RESEARCH
-------------------------------------
    Greg Afiesh
-------------------------------------

INVESTMENT PHILOSOPHY  AND POLICIES

American Century offers 17 growth and income funds, including domestic equity, balanced, asset allocation, and specialty funds.

AMERICAN CENTURY BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks. Under normal market conditions, the remaining assets are held in Treasurys, mortgage-
and other asset-backed securities, and corporate bonds.

We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

For the equity portfolio, the goal is to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key decision-making investment tools. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model creates a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P
500.

The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to overweight relatively undervalued sectors of the market.

COMPARATIVE INDICES

The following indices are used in the report for fund performance comparisons.
They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented by the S&P 500, which reflects the approximately
60% of the fund's assets invested in stocks. The remaining 40% of the index is represented by the Lehman Brothers Aggregate Bond Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed primarily of the Lehman
Government/Credit Bond Index and the Lehman Fixed-Rate Mortgage-Backed
Securities Index. It reflects the price fluctuations of mostly U.S. Treasury, government agency, corporate, and fixed-rate mortgage-backed bonds.

The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

                                                                    (continued)

-----
   28

Background Information

BOND CREDIT RATING GUIDELINES

Credit ratings are issued by independent research companies such as Standard &
Poor's, Moody's, and Fitch. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

Securities rated AAA, AA, A, or BBB by S&P are considered "investment-grade"
securities, meaning they are relatively safe from default. Here are the most common S&P credit ratings and their definitions:

AAA -- extremely strong ability to  meet financial obligations.

AA -- very strong ability to meet financial obligations.

A -- strong ability to meet financial obligations.

BBB -- good ability to meet financial obligations.

BB -- securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

B -- securities that are more vulnerable to default than BB-rated securities but whose issuers are currently able to meet their obligations.

It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

                                                                          -----
                                                                          29

Glossary

ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section are types of common stock.

CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of technology, health care, and consumer goods companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.4 billion. This is Lipper's market-capitalization breakpoint as of
October 31, 2002, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between
$1.9 billion and $8.4 billion. This is Lipper's market-capitalization breakpoint as of October 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 and Russell 2500 are representative of mid-cap stock performance.

MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1.9 billion. This is Lipper's market-capitalization breakpoint as of
October 31, 2002, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 are representative of small-cap stock performance.

                                                                     (continued)

-----
   30

Glossary

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.

VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

YIELD (30-DAY SEC) -- represents net investment income earned by the fund over a
30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing  to ensure its objectives, policies, and risk potential are consistent with  your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME-- taxable and tax-free bond funds that can provide current income.  They generally offer lower volatility levels than stock funds.

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

                                                                          -----
                                                                          31

Glossary

RISK

The classification of funds by risk  category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential  with either low or minimal price-fluctuation risk.

MODERATE--these funds generally  provide moderate return potential  with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed  during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets),  and portfolio turnover (a gauge of the fund's trading activity).

-----
   32

Notes

                                                                          -----
                                                                          33

Notes

-----
   34

[inside back cover]

                            AMERICAN CENTURY FUNDS

-------------------------------------------------------------------------------
GROWTH
-------------------------------------------------------------------------------

AGGRESSIVE RISK

   DOMESTIC EQUITY                       INTERNATIONAL
   Veedot(reg.sm)                        Emerging Markets
   New Opportunities                     International Opportunities
   New Opportunities II                  International Discovery**
   Giftrust(reg.sm)                      International Growth
   Vista                                 Global Growth
   Heritage
   Growth                                SPECIALTY
   Ultra(reg.sm)                         Technology
   Select                                Life Sciences

-------------------------------------------------------------------------------
GROWTH AND INCOME
-------------------------------------------------------------------------------

MODERATE RISK

   ASSET ALLOCATION                      DOMESTIC EQUITY
   Balanced                              Equity Growth
   Strategic Allocation: Aggressive      Equity Index
   Strategic Allocation: Moderate        Large Company Value
   Strategic Allocation: Conservative    Tax-Managed Value
                                         Income & Growth
   SPECIALTY                             Value
   Global Gold                           Equity Income
   Global Natural Resources**
   Real Estate
   Utilities

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

-------------------------------------------------------------------------------
INCOME
-------------------------------------------------------------------------------

CONSERVATIVE RISK

   TAXABLE BONDS                         TAX-FREE BONDS
   Ginnie Mae                            CA Intermediate-Term Tax-Free
   Inflation-Adjusted Bond               AZ Municipal Bond
   Short-Term Government                 FL Municipal Bond
                                         Tax-Free Bond
                                         CA Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                         TAX-FREE BONDS
   Government Bond                       CA Long-Term Tax-Free
   Target 2005*
   Diversified Bond

AGGRESSIVE RISK

   TAXABLE BONDS                         TAX-FREE BONDS
   Target 2030*                          CA High-Yield Municipal
   Target 2025*                          High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

-------------------------------------------------------------------------------
CAPITAL PRESERVATION
-------------------------------------------------------------------------------

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS                 TAX-FREE MONEY MARKETS
   Prime Money Market                    FL Municipal Money Market
   Government Agency Money Market        CA Tax-Free Money Market
   Capital Preservation                  Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
 December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

0212                                  American Century Investment Services, Inc.
SH-ANN-32234S                      (c)2002 American Century Services Corporation

[front cover]

October 31, 2002

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of two bridges]

New Opportunities

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You

[Photo of James E. Stowers III with James E. Stowers, Jr.]

James E. Stowers III with James E. Stowers, Jr.

Change is a reality for every business, but American Century's more than 40 years of investment management experience speaks to our ability to evolve as conditions warrant. This fall, we made several changes to our senior management structure.

Mark Mallon was named chief investment officer (CIO) of American Century
Investment Management, Inc. (ACIM), our investment management subsidiary. In his new role, Mark oversees more than 160 investment professionals who are managing approximately $75 billion in our International, U.S. Growth, Value, Quantitative
Equity, and Fixed Income portfolios. He continues to co-manage our Large Company
Value and Tax-Managed Value funds. Mark replaces Randy Merk, who left the firm in August.

Mark's top priority was to name successor CIOs for the two disciplines he previously managed. His appointments of Phil Davidson as CIO for Value Equity and John Schniedwind as CIO for Quantitative Equity recognize the significance of these disciplines. Phil, a chief architect of our value strategy, has two decades of investment experience. He remains a senior portfolio manager on our
Value and Equity Income funds. John, a 20-year American Century veteran, has been a leader in our Quantitative Equity group since its inception. He continues to co-manage our Income & Growth fund.

After spending the past two years researching and developing sophisticated investment management technologies, Jim Stowers III returns to the position of
CIO for U.S. Growth while retaining his roles on the Ultra and Veedot investment teams. For more than two decades,  Jim has been a guiding force behind our earnings acceleration investment approach. He succeeds C. Kim Goodwin, who resigned in September.

Lastly, Bill Lyons, president and CEO of American Century Companies, takes on additional responsibilities as president of ACIM. Bill's assumption of the executive duties in ACIM allows our investment professionals to remain sharply focused on portfolio management.

We have built a legacy of investment management excellence, and we intend to keep it going through these challenging times. With our new team in place, you can be assured that American Century will continue its intense commitment to producing the best possible returns for you.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Market Perspective ........................................................    1

NEW OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION
Management ................................................................   17
Retirement Account Information ............................................   20
Background Information

Market Perspective from James Stowers III

[photo of Jim Stowers III, chief investment officer,  U.S. Growth Equities]

Jim Stowers III, chief investment officer,  U.S. Growth Equities

The year ended October 31, 2002, was a challenging period for stock investors as shifting sentiments triggered a selloff that affected all corners of the equity universe. While the S&P 500's 15.11% decline illustrates the downdraft's impact on the broad market, a deeper look reveals that there were  few places for equity investors to hide. For example, the Russell 1000 Growth index, which measures the performance of the market's largest growth-oriented stocks, fell
19.62%, and the Russell 2000 Growth Index, which represents smaller growth issues, dropped 21.57%. Value-oriented stocks fared somewhat better, but delivered negative results as well.

A GOOD START

The 12 months covered by this report got off to a positive start in the fourth quarter of last year when investors pushed stocks higher on hopes that the recession would end and corporate profits would recover. In early 2002, the economy continued to gain momentum, but corporate profits did not. The rally stalled as companies disappointed investors with declining profits and modest outlooks for the future.

Shaky sentiment took a turn for the worse during the summer when the stock market was racked by corporate scandals, weak profits, sputtering economic growth and worries about war. The combination of these negative trends drove a punishing decline that saw the S&P 500 lose more than 15% of its value between
Memorial Day and Labor Day and caused many investors to abandon stocks altogether.

LOOKING AHEAD

Though the fiscal year closed with a strong rally as stocks bounced off the five-year lows they hit in early October, there's no way of knowing whether the rise can be sustained. Certainly, there are reasons to be optimistic. The economy is beginning to show more vitality, and we're starting to see corporate earnings improve--two forces that must be present for the market to sustain positive returns. That said, we also must recognize that factors such as a pause in the economy's progress or continuing uncertainty about war could delay a market upswing we all want to see.

These conditions make stock selection more important than ever. With an uneven recovery helping some companies more than others, investment

-------------------------------------------------------------------------------
MARKET RETURNS
For the 12 months ended October 31, 2002
-------------------------------------------------------------------------------
    S&P 500 Index                                                   -15.11%
-------------------------------------------------------------------------------
    S&P MidCap 400 Index                                             -4.78%
-------------------------------------------------------------------------------
    Russell 2000 Index                                              -11.57%
-------------------------------------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

                                                                    (continued)

                                                                          -----
                                                                          1

Market Perspective

success depends on getting it right, one company at a time--the very approach that guides our domestic growth funds. The veteran managers that lead our domestic growth portfolios (averaging more than 10 years of investment experience) are very discriminating. They are keeping their portfolios focused on businesses whose earnings, revenues and other key fundamentals are growing at an accelerating rate. Though recent negative performance reflects the impact of the bear market, investing in companies demonstrating these characteristics has helped our teams generate enviable results compared to their peers.

In the months ahead, you can be assured that the investment professionals who are managing your assets will continue to apply the growth strategies that have proven successful over time. Every decision that they make will be predicated on providing you with solid long-term results.

MARKET PERFORMANCE--GROWTH OF $1.00
For the 12 months ended October 31, 2002

These indices represent the performance of large-, medium-, and small-capitalization stocks.

New Opportunities - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2002
----------------------------------------------------------------------------------------------
                                      NEW OPPORTUNITIES(1)     RUSSELL 2000 GROWTH INDEX
----------------------------------------------------------------------------------------------
   6 months(2)                              -24.62%                    -28.95%
----------------------------------------------------------------------------------------------
   1 Year                                   -16.46%                    -21.57%
----------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------
   3 Years                                  -10.88%                    -14.54%
----------------------------------------------------------------------------------------------
   5 Years                                    4.06%                     -7.45%
----------------------------------------------------------------------------------------------
   Life of Fund                               4.53%                     -4.06%(3)
----------------------------------------------------------------------------------------------

(1)  Inception 12/26/96.

(2)  Returns for periods less than one year are not annualized.

(3)  Since 12/31/96, the date nearest the fund's inception for which data are available.

See pages 21-23 for information about the Russell 2000 Growth Index and returns

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made December 26, 1996

------
     2

ONE-YEAR RETURNS OVER LIFE OF FUND

Periods ended October 31
----------------------------------------------------------------------------------------------
                               1997*      1998        1999       2000        2001       2002
----------------------------------------------------------------------------------------------
New Opportunities              6.20%    -10.17%     92.03%      83.28%    -53.81%     -16.46%
----------------------------------------------------------------------------------------------
Russell 2000 Growth Index     15.64%    -15.86%     29.28%      16.16%    -31.50%     -21.57%
----------------------------------------------------------------------------------------------

* Fund from 12/26/96. Index from 12/31/96, the date nearest the fund's inception for which data are available. Not annualized.

The charts on the performance page give historical return data for New
Opportunities. Returns for the Russell 2000 Growth Index are provided for comparison. New Opportunities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results.
None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                                          -----
                                                                          3

New Opportunities - Performance Review

A performance summary from Chris Boyd  and John Seitzer, portfolio managers on the  New Opportunities investment team.

New Opportunities fell 16.46% during the year ended October 31, 2002, well ahead of the 21.57% decline recorded by its benchmark, the Russell 2000 Growth
Index. That performance compares favorably to New Opportunities' peers: The 498 mid-cap growth funds tracked by Lipper Inc. fell an average of 17.92%. The S&P
500, the proxy for the broader market, fell 15.11%.

A TURN FOR THE WORSE

Equity investors faced profound challenges in a period that began and ended with promise, but was marked by pronounced volatility in the interim. At the period's open, investors were heartened by an economy that seemed poised for recovery, and a host of indicators, from retail sales to manufacturing, suggested that optimism was well founded. At the same time, the stock market continued to rebound off September 2001 lows.

However, as the period wore on, the recovery appeared to lose steam and hopes abated for a rebound in corporate profits. Business spending remained weak, and though a handful of companies surprised investors with upbeat earnings, many more disappointed. Negative sentiment permeated the market, prompting many investors to abandon stocks in favor of fixed income or cash investments. Those who elected to stay in the stock market gravitated to the perceived safety of larger companies, favoring them over the smaller-sized companies that we consider for New Opportunities. The pressure exacted double-digit losses from the major indices, despite a rally in October that closed the period.

OPPORTUNITIES AMONG CHALLENGES

In this difficult environment, we remained focused on our discipline, which mandates that we subject each company to careful scrutiny and then build the portfolio from the ground up, one stock at a time. That unyielding attention to individual companies demonstrating acceleration in earnings helped us limit our losses in this unforgiving market. So though the fund declined, we were heartened by its strong finish against its benchmark.

-------------------------------------------------------------------------------
PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                  AS OF 10/31/02
-------------------------------------------------------------------------------
Net Assets                                        $297.2 million
-------------------------------------------------------------------------------
                                          10/31/02              10/31/01
-------------------------------------------------------------------------------
No. of Holdings                              74                    81
-------------------------------------------------------------------------------
P/E Ratio                                   25.6                  35.0
-------------------------------------------------------------------------------
Median Market                               $1.3                  $1.7
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $4.5                  $3.1
Market Capitalization                      billion              billion
-------------------------------------------------------------------------------
Portfolio Turnover                          175%                  189%
-------------------------------------------------------------------------------
Expense Ratio                              1.50%                 1.50%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.                       (continued)

------
     4

New Opportunities - Performance Review

CONSUMERS STOCKS STUMBLE

The dimming fortunes of companies tied to consumer spending were testament to the changing economic tides of the past year. In our last report to you, this group was among the strongest in the portfolio. Since then, these companies became the biggest drag on performance, finishing significantly lower as the stalled recovery took its toll on consumers' confidence and willingness to spend.

Early in the year, the search for earnings acceleration led us to specialty stores, including CSK Auto Corp., Advance Auto Parts, and Pep Boys. All provide parts and servicing for cars and stand to benefit from the recent boom in auto sales, particularly the surging popularity of SUVs, which are expensive to service. Furthermore, sales of after-market auto parts historically have demonstrated greater resilience in a slower economy than other more discretionary consumer products.

================================================================================
TOP TEN HOLDINGS
                                             % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                          AS OF                AS OF
                                        10/31/02              4/30/02
--------------------------------------------------------------------------------
LifePoint Hospitals Inc.                  3.9%                  1.2%
--------------------------------------------------------------------------------
Fisher Scientific International           3.6%                  1.8%
--------------------------------------------------------------------------------
Province Healthcare Co.                   3.0%                  1.3%
--------------------------------------------------------------------------------
Advance Auto Parts                        2.8%                  1.1%
--------------------------------------------------------------------------------
Affiliated Computer Services Inc.         2.7%                  1.7%
--------------------------------------------------------------------------------
Cooper Companies, Inc. (The)              2.5%                   --
--------------------------------------------------------------------------------
Accredo Health Inc.                       2.5%                  1.3%
--------------------------------------------------------------------------------
Republic Services, Inc. Cl A              2.2%                  1.3%
--------------------------------------------------------------------------------
Waste Connections, Inc.                   2.2%                  0.8%
--------------------------------------------------------------------------------
Zoll Medical Corp.                        2.2%                  1.9%
--------------------------------------------------------------------------------

Though our holdings declined along with the market, we have confidence in these businesses and are maintaining our positions. Overall, though, we reduced our stake in the cyclicals arena, but not before incurring losses.

-------------------------------------------------------------------------------
TOP FIVE INDUSTRIES
                                            % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                          AS OF                AS OF
                                        10/31/02              4/30/02
--------------------------------------------------------------------------------
Medical Providers & Services             14.4%                  6.6%
-------------------------------------------------------------------------------
Medical Products & Supplies              13.2%                  9.8%
-------------------------------------------------------------------------------
Specialty Stores                          9.1%                 13.8%
-------------------------------------------------------------------------------
Information Services                      5.4%                  6.4%
-------------------------------------------------------------------------------
Environmental Services                    4.8%                  3.9%
-------------------------------------------------------------------------------

NO SHELTER

As we reduced our stake in cyclical businesses, we re-deployed some of those assets into health care, by far our largest sector-level stake. It was also the most damaging as the turbulent market took down even companies favored as investment safe havens. We followed earnings to the medical products and medical services industries, a strategy that ultimately yielded both reward and disappointment.

Patterson Dental, a dental product supply firm benefiting from acquisitions and from increased demand for cosmetic procedures, was among the top-contributing stocks during the year. Among service providers, hospitals held appeal because of the compelling catalysts driving earnings growth. Several rural hospital companies are deploying a successful strategy of acquiring struggling not-for-profit hospitals, making their operations more efficient by applying economies of scale and recruiting specialty doctors.

                                                                    (continued)

                                                                          -----
                                                                          5

New Opportunities - Performance Review

These practices allow the hospitals to keep more patient revenues at home rather than referring patients to hospitals at nearby towns.

For most of the year, that trend benefited hospitals such as Province
Healthcare, Health Management Associates, and LifePoint Hospitals, all of which
New Opportunities owned. However, late in the period, adverse developments at an urban hospital, including investigations into its billing practices, prompted a sell-off of hospitals, wiping out those gains and making these some of the portfolio's worst-performing investments during the year.

LIMITED LIABILITIES

We limited our exposure to the embattled technology sector, which was hurt by persistent weakness in capital spending, a situation that is unlikely to change until corporate profits improve. This was the primary factor behind the losses posted by our holdings in traditional technology industries, from computer software and hardware to electrical equipment and semiconductors.

One notable exception to the tech declines was Microchip Technology Inc., a semiconductor company that continued to meet its earnings targets despite the prevailing bleakness plaguing the sector. The firm makes microcontrollers, a small and inexpensive part used in everything from cars to refrigerators.
Microchip's diversified client base and variety of end markets gave the firm a degree of resilience that made it one of the top-contributing stocks for the period.

A significant portion of our technology stake resided in the defense and aerospace industry, one technology industry with clear acceleration in earnings.
High-tech defense contractors have benefited both from a wave of consolidation in the industry and from increased government spending to modernize military assets. Consequently, this was a positive contributor to performance during the year.

THE ROAD AHEAD

Though the investment landscape seems bleak, we remain hopeful that the climate will improve and that the challenges equity investors are facing will eventually resolve. We remain focused on our discipline of seeking the best companies demonstrating acceleration in earnings, and we believe the portfolio is well positioned to reward our investors when conditions improve.

-------------------------------------------------------------------------------
TYPES OF INVESTMENTS IN PORTFOLIO
-------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                       10/31/02               4/30/02
-------------------------------------------------------------------------------
U.S. Common Stocks & Futures             96.1%                 92.2%
-------------------------------------------------------------------------------
Foreign Stocks                             --                   4.6%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    96.1%                 96.8%
-------------------------------------------------------------------------------
Temporary Cash Investments                3.9%                  3.2%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

------
     6

New Opportunities -  Schedule of Investments

OCTOBER 31, 2002

Shares                            ($ in Thousands)                        Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 91.1%

CHEMICALS -- 2.7%
--------------------------------------------------------------------------------
          249,200  Pactiv Corporation(1)                             $    4,944
--------------------------------------------------------------------------------
          176,700  Spartech Corporation                                   3,225
--------------------------------------------------------------------------------
                                                                          8,169
--------------------------------------------------------------------------------

COMPUTER HARDWARE & BUSINESS MACHINES -- 0.5%
--------------------------------------------------------------------------------
           43,500  Diebold, Inc.                                          1,551
--------------------------------------------------------------------------------

COMPUTER SOFTWARE - 0.5%
--------------------------------------------------------------------------------
           82,400  Epiq Systems, Inc.(1)                                  1,378
--------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY -- 0.3%
--------------------------------------------------------------------------------
           73,500  Clayton Homes, Inc.                                      832
--------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 1.6%
--------------------------------------------------------------------------------
          104,800  L-3 Communications Holdings, Inc.(1)                   4,926
--------------------------------------------------------------------------------

DRUGS -- 2.9%
--------------------------------------------------------------------------------
           77,200  Biosite Incorporated(1)                                2,230
--------------------------------------------------------------------------------
          100,800  Martek Biosciences Corporation(1)                      1,581
--------------------------------------------------------------------------------
          106,300  Medicis Pharmaceutical Corp. Cl A(1)                   4,879
--------------------------------------------------------------------------------
                                                                          8,690
--------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES -- 4.8%
--------------------------------------------------------------------------------
          210,300  Casella Waste Systems, Inc.(1)                         1,127
--------------------------------------------------------------------------------
          326,200  Republic Services, Inc. Cl A(1)                        6,713
--------------------------------------------------------------------------------
          182,000  Waste Connections, Inc.(1)                             6,658
--------------------------------------------------------------------------------
                                                                         14,498
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 0.8%
--------------------------------------------------------------------------------
          104,800  Hormel Foods Corp.                                     2,536
--------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -- 0.8%
--------------------------------------------------------------------------------
           97,300  Sonoco Products Co.                                    2,287
--------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 1.7%
--------------------------------------------------------------------------------
          135,800  Rockwell Automation Inc.                               2,247
--------------------------------------------------------------------------------
          131,600    Smith (A.O.) Corp.                                   2,890
--------------------------------------------------------------------------------
                                                                          5,137
--------------------------------------------------------------------------------

HOME PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
           74,000  Dial Corp. (The)                                       1,573
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 4.4%
--------------------------------------------------------------------------------
           77,900  Black & Decker Corporation                             3,643
--------------------------------------------------------------------------------
          186,600  Idex Corporation                                       5,606
--------------------------------------------------------------------------------
          316,700  MSC Industrial Direct Co., Inc.(1)                     4,104
--------------------------------------------------------------------------------
                                                                         13,353
--------------------------------------------------------------------------------

INDUSTRIAL SERVICES -- 2.2%
--------------------------------------------------------------------------------
           75,300    Central Parking Corporation                          1,749
--------------------------------------------------------------------------------
          119,900    Kroll Inc.(1)                                        2,325
--------------------------------------------------------------------------------
           74,700    Manpower Inc.                                        2,548
--------------------------------------------------------------------------------
                                                                          6,622
--------------------------------------------------------------------------------

Shares                            ($ in Thousands)                        Value
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 5.4%
--------------------------------------------------------------------------------
          174,563  Affiliated Computer Services Inc.(1)              $    8,038
--------------------------------------------------------------------------------
           70,300  Alliance Data Systems Corporation(1)                   1,195
--------------------------------------------------------------------------------
           49,300  Anteon International Corp.(1)                          1,134
--------------------------------------------------------------------------------
           88,500  Ceridian Corp.(1)                                      1,220
--------------------------------------------------------------------------------
           30,600  Getty Images Inc.(1)                                     877
--------------------------------------------------------------------------------
           35,444  SRA International, Inc.(1)                               861
--------------------------------------------------------------------------------
          123,300  Veridian Corporation(1)                                2,954
--------------------------------------------------------------------------------
                                                                         16,279
--------------------------------------------------------------------------------

INVESTMENT TRUSTS -- 7.8%
--------------------------------------------------------------------------------
          321,100  Nasdaq 100-Index Tracking Stock(1)                     7,889
--------------------------------------------------------------------------------
          175,400  Standard and Poor's 500
                    Depositary Receipt                                   15,576
--------------------------------------------------------------------------------
                                                                         23,465
--------------------------------------------------------------------------------

MEDIA -- 2.3%
--------------------------------------------------------------------------------
          167,100  Cumulus Media Inc.(1)                                  2,868
--------------------------------------------------------------------------------
           52,400  Entercom Communications Corp.(1)                       2,579
--------------------------------------------------------------------------------
           46,200  Lamar Advertising Company(1)                           1,567
--------------------------------------------------------------------------------
                                                                          7,014
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 13.2%
--------------------------------------------------------------------------------
           37,492  Analogic Corporation                                   1,504
--------------------------------------------------------------------------------
           42,100  Bard (C.R.), Inc.                                      2,355
--------------------------------------------------------------------------------
           57,100  Beckman Coulter Inc.                                   1,590
--------------------------------------------------------------------------------
          141,800  Cooper Companies, Inc. (The)                           7,515
--------------------------------------------------------------------------------
          193,300  Cytyc Corp.(1)                                         2,019
--------------------------------------------------------------------------------
          376,300  Fisher Scientific International(1)(2)                 10,762
--------------------------------------------------------------------------------
           80,100  Kensey Nash Corp.(1)                                   1,354
--------------------------------------------------------------------------------
          104,800  Owens & Minor Inc.                                     1,543
--------------------------------------------------------------------------------
           90,600  Patterson Dental Co.(1)                                4,667
--------------------------------------------------------------------------------
          202,900  Zoll Medical Corp.(1)                                  6,591
--------------------------------------------------------------------------------
                                                                         39,900
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 14.4%
--------------------------------------------------------------------------------
          160,000  Accredo Health Inc.(1)                                 7,394
--------------------------------------------------------------------------------
           98,300  American Healthways, Inc.(1)                           1,930
--------------------------------------------------------------------------------
          351,000  Curative Health Services, Inc.(1)                      5,253
--------------------------------------------------------------------------------
          311,900  Health Management Associates, Inc.(1)                  5,964
--------------------------------------------------------------------------------
          377,400  LifePoint Hospitals Inc.(1)                           11,826
--------------------------------------------------------------------------------
           71,600  Priority Healthcare Corp. Cl B(1)                      1,742
--------------------------------------------------------------------------------
          691,200  Province Healthcare Co.(1)                             9,020
--------------------------------------------------------------------------------
                                                                         43,129
--------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 1.7%
--------------------------------------------------------------------------------
           74,200  American Axle & Manufacturing
                   Holdings, Inc.(1)                                      1,759
--------------------------------------------------------------------------------
           86,800  Monaco Coach Corp.(1)                                  1,405
--------------------------------------------------------------------------------
           43,600  Winnebago Industries                                   1,976
--------------------------------------------------------------------------------
                                                                          5,140
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          7

New Opportunities -  Schedule of Investments

OCTOBER 31, 2002

Shares                            ($ in Thousands)                        Value
--------------------------------------------------------------------------------

OIL REFINING -- 0.5%
--------------------------------------------------------------------------------
           44,800  Valero Energy Corp.                               $    1,577
--------------------------------------------------------------------------------

OIL SERVICES -- 2.5%
--------------------------------------------------------------------------------
           66,600  Cooper Cameron Corp.(1)                                3,105
--------------------------------------------------------------------------------
          135,500  Noble Corp.(1)                                         4,379
--------------------------------------------------------------------------------
                                                                          7,484
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 2.7%
--------------------------------------------------------------------------------
           65,900  Berkley (W.R.) Corp.                                   2,448
--------------------------------------------------------------------------------
          135,400  Mercury General Corp.                                  5,619
--------------------------------------------------------------------------------
                                                                          8,067
--------------------------------------------------------------------------------

PUBLISHING -- 2.0%
--------------------------------------------------------------------------------
          270,500  John Wiley & Sons, Inc.                                5,946
--------------------------------------------------------------------------------

RAILROADS -- 1.3%
--------------------------------------------------------------------------------
          156,617  Genesee & Wyoming Inc.(1)                              3,430
--------------------------------------------------------------------------------
           82,400  RailAmerica, Inc.(1)                                     605
--------------------------------------------------------------------------------
                                                                          4,035
--------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 0.5%
--------------------------------------------------------------------------------
           33,800  Legg Mason, Inc.                                       1,570
--------------------------------------------------------------------------------

SEMICONDUCTOR -- 2.1%
--------------------------------------------------------------------------------
          265,100  Microchip Technology Inc.(1)                           6,467
--------------------------------------------------------------------------------

SPECIALTY STORES -- 9.1%
--------------------------------------------------------------------------------
           66,666  99 Cents Only Stores(1)                                1,803
--------------------------------------------------------------------------------
          158,182  Advance Auto Parts(1)                                  8,470
--------------------------------------------------------------------------------
          184,685  Big 5 Sporting Goods Corp.(1)                          2,175
--------------------------------------------------------------------------------
          295,000  CSK Auto Corp.(1)                                      3,658
--------------------------------------------------------------------------------
           96,200  Hancock Fabrics Inc.                                   1,530
--------------------------------------------------------------------------------
           52,400  Michaels Stores, Inc.(1)                               2,356
--------------------------------------------------------------------------------
          459,800  Pep Boys-Manny, Moe & Jack (The)                       5,334
--------------------------------------------------------------------------------
          146,000  West Marine Inc.(1)                                    2,062
--------------------------------------------------------------------------------
                                                                         27,388
--------------------------------------------------------------------------------

Shares                            ($ in Thousands)                        Value
--------------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT -- 1.9%
--------------------------------------------------------------------------------
          268,700  Pittston Brink's Group                            $    5,688
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $273,842)                                                         274,701

TEMPORARY CASH INVESTMENTS -- SEGREGATED FOR FUTURES* -- 5.0%

Repurchase Agreement, State Street Corp., (U.S. Treasury
obligations), in a joint trading account at 1.84%,
dated 10/31/02, due 11/1/02
(Delivery value $15,001)                                                 15,000
--------------------------------------------------------------------------------
Repurchase Agreement, Deutsche Bank, Inc., (U.S. Treasury
obligations), in a joint trading account at 1.83%,
dated 10/31/02, due 11/1/02
(Delivery value $40)                                                         40
--------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS -- SEGREGATED FOR FUTURES
(Cost $15,040)                                                           15,040
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 3.9%

Repurchase Agreement, Deutsche Bank, Inc., (U.S. Treasury
obligations), in a joint trading  account at 1.83%,
dated 10/31/02, due 11/1/02 (Delivery value $11,961)
(Cost $11,960)                                                           11,960
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $300,842)                                                       $301,701
================================================================================

EQUITY FUTURES CONTRACTS*
                                                      ($ in Thousands)

     Purchased           Expiration Date    Underlying Face    Unrealized Gain
                                            Amount at Value
--------------------------------------------------------------------------------
 152 Nasdaq 100 Futures   December 2002         $15,040              $154
                                           =====================================

* EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

(2)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements.

-----
    8

Statement of Assets and Liabilities

OCTOBER 31, 2002

ASSETS                                  (In Thousands Except Per-Share Amounts)

Investment securities, at value (cost of $300,842) (Note 5)            $301,701
-----------------------------------------------------------
Cash                                                                        102
-----------------------------------------------------------
Receivable for investments sold                                           6,770
-----------------------------------------------------------
Dividends and interest receivable                                            51
--------------------------------------------------------------------------------
                                                                        308,624
--------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                        11,043
-----------------------------------------------------------
Payable for variation margin on futures contracts                            22
-----------------------------------------------------------
Accrued management fees (Note 2)                                            379
--------------------------------------------------------------------------------
                                                                         11,444
--------------------------------------------------------------------------------
NET ASSETS                                                             $297,180
================================================================================

CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                              300,000
================================================================================
Outstanding                                                              74,103
================================================================================
NET ASSET VALUE PER SHARE                                                 $4.01
================================================================================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                $527,613
-----------------------------------------------------------
Accumulated net realized loss on investment transactions               (231,446)
-----------------------------------------------------------
Net unrealized appreciation on investments (Note 5)                       1,013
--------------------------------------------------------------------------------
                                                                       $297,180
================================================================================

See Notes to Financial Statements.

                                                                          -----
                                                                          9

Statement of Operations

FOR THE YEAR ENDED OCTOBER 31, 2002

INVESTMENT LOSS (In Thousands)

INCOME:
------------------------------------------------------
Dividends                                                              $  1,253
------------------------------------------------------
Interest                                                                    538
--------------------------------------------------------------------------------
                                                                          1,791
--------------------------------------------------------------------------------

EXPENSES (Note 2):
------------------------------------------------------
Management fees                                                           5,552
------------------------------------------------------
Directors' fees and expenses                                                  4
--------------------------------------------------------------------------------
                                                                          5,556
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                      (3,765)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS

Net realized loss on investment transactions (Note 3)                  (37,753)
------------------------------------------------------
Change in net unrealized appreciation on investments (Note 5)          (18,757)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                                       (56,510)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(60,275)
================================================================================

See Notes to Financial Statements.

-----
   10

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2002 AND OCTOBER 31, 2001

DECREASE IN NET ASSETS                                        2002        2001
================================================================================

OPERATIONS                                                    (In Thousands)

Net investment loss                                      $  (3,765)  $   (3,619)
-------------------------------------------
Net realized loss                                          (37,753)    (192,416)
-------------------------------------------
Change in net unrealized appreciation                      (18,757)    (270,568)
--------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                                  (60,275)    (466,603)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains                                         --     (207,030)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                                   22,629       32,273
-------------------------------------------
Proceeds from reinvestment of distributions                     --      199,304
-------------------------------------------
Payments for shares redeemed                               (45,915)     (50,579)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                            (23,286)     180,998
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                                 (83,561)    (492,635)
================================================================================

NET ASSETS

Beginning of period                                        380,741      873,376
--------------------------------------------------------------------------------
End of period                                             $297,180     $380,741
================================================================================

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                         4,560        4,674
-------------------------------------------
Issued in reinvestment of distributions                         --       26,087
-------------------------------------------
Redeemed                                                    (9,796)      (8,330)
--------------------------------------------------------------------------------
Net increase (decrease)                                     (5,236)      22,431
================================================================================

See Notes to Financial Statements.

                                                                          -----
                                                                          11

Notes to Financial Statements

OCTOBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The fund pursues its objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.
The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

SECURITY VALUATIONS -- Securities traded  primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where  no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and  unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

                                                                    (continued)

-----
   12

Notes to Financial Statements

OCTOBER 31, 2002

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on the fund's average daily closing net assets during the previous month. The annual management fee is 1.50%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services
Corporation.

During the year ended October 31, 2002, the fund invested in a money market fund for temporary purposes, which was managed by  J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (see Note 4).

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2002, were $592,266,547 and $602,119,838, respectively.

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or  emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2002.

5. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2002 and October 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                       2002           2001
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM                                   (In Thousands)
--------------------------------------------------------------------------------
Ordinary income                                         --         $  65,307
--------------------------------------------------------------------------------
Long-term capital gains                                 --          $141,723
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts. There were no distributions made during the year ended October
31, 2002.

                                                                    (continued)

                                                                          -----
                                                                          13

Notes to Financial Statements

OCTOBER 31, 2002

5. FEDERAL TAX INFORMATION (CONTINUED)

As of October 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST  (In Thousands)
--------------------------------------------------------------------------------
Federal tax cost of investments                                       $301,268
================================================================================
Gross tax appreciation of investments                                 $ 19,573
---------------------------------------------------
Gross tax depreciation of investments                                  (19,140)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                $       433
================================================================================
Net tax appreciation (depreciation) of derivatives                          --
---------------------------------------------------
Net tax appreciation                                               $       433
================================================================================
Accumulated capital losses                                           $(230,866)
--------------------------------------------------------------------------------

The difference between book-basis and  tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2010.

-----
   14

New Opportunities - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
-------------------------------------------------------------------------------------------------------
                                               2002       2001         2000        1999        1998
-------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period          $4.80      $15.35        $9.16       $4.77       $5.31
-------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Loss                         (0.05)      (0.05)       (0.19)      (0.08)      (0.06)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)     (0.74)      (6.85)        7.52        4.47       (0.48)
-------------------------------------------------------------------------------------------------------
  Total From Investment Operations            (0.79)      (6.90)        7.33        4.39       (0.54)
-------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                        --       (3.65)       (1.14)         --          --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $4.01       $4.80       $15.35       $9.16       $4.77
=======================================================================================================
  TOTAL RETURN(1)                            (16.46)%    (53.81)%      83.28%      92.03%     (10.17)%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                          1.50%        1.50%       1.50%       1.50%        1.50%
-----------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                        (1.02)%      (0.72)%     (1.28)%     (1.29)%      (1.16)%
-----------------------------------------
Portfolio Turnover Rate                         175%         189%        112%        156%         147%
-----------------------------------------
Net Assets, End of Period
(in thousands)                              $297,180     $380,741    $873,376    $400,962     $213,491
-------------------------------------------------------------------------------------------------------

(1)  Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

                                                                          -----
                                                                          15

Independent Auditors' Report

The Board of Directors and Shareholders, American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund, (the "Fund"), one of the
funds comprising American Century Mutual Funds, Inc., as of October 31, 2002,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New
Opportunities Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 6, 2002

-----
   16

Management

The individuals listed below serve as directors or officers of the funds. Those listed as interested directors  are "interested" primarily by virtue  of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (62)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ROBERT W. DOERING, M.D. (70)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ANDREA C. HALL, PH.D. (57)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------

D.D. (DEL) HOCK (67)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and  J.D. Edwards & Company
-------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
     2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director
     Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM.
     He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

                                                                          -----
                                                                          17

Management

INDEPENDENT DIRECTORS (CONTINUED)

DONALD H. PRATT (64)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------

GALE E. SAYERS (59)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

M. JEANNINE STRANDJORD (56)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------

TIMOTHY S. WEBSTER (40) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (78)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 43

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

JAMES E. STOWERS III (43)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 11

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

-----
   18

Management

OFFICERS

WILLIAM M. LYONS (47)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------

ROBERT T. JACKSON (56)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------

MARYANNE ROEPKE, CPA (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

DAVID C. TUCKER (44)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------

ROBERT LEACH (36)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

C. JEAN WADE (38)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

JON ZINDEL (35)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

                                                                          -----
                                                                          19

Retirement Account Information

As required by law, any distributions you receive from an IRA and certain 403(b)
distributions [not eligible for rollover to an IRA or to another  qualified plan] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you do not want us to withhold on this amount, you must notify us not to withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the  withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

-----
   20

Background Information

PORTFOLIO MANAGERS
===============================================================================
NEW OPPORTUNITIES
-------------------------------------------------------------------------------
    Chris Boyd, CFA
-------------------------------------------------------------------------------
    John Seitzer, CFA
-------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies:

AMERICAN CENTURY NEW OPPORTUNITIES generally invests in the securities of small companies that exhibit accelerating growth. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies.
Therefore, the fund is subject to significant price volatility, but offers long-term growth potential.

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The NASDAQ COMPOSITE is a market capitalization, price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and
American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market.
Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies.
The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

                                                                          -----
                                                                          21

Glossary

AVERAGE ANNUAL RETURNS--the  annually compounded returns that would have produced the fund's  cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial
Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large,  fairly stable companies that have demonstrated consistent earnings  and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile  manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock)  more than
$8.4 billion. This is Lipper's  market capitalization breakpoint as  of October
31, 2002, although it may be subject to change based on market fluctuations.
The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $1.9 billion and $8.4 billion. This is Lipper's market capitalization breakpoint as of October 31, 2002, although it may be subject to change based on market fluctuations. The  S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

-----
   22

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by  dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$1.9 billion. This is Lipper's  market capitalization breakpoint as of October
31, 2002, although it may be subject to change based on market fluctuations.
The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing  to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME-- taxable and tax-free bond funds that can provide current income. They generally offer lower volatility levels than stock funds.

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

                                                                          -----
                                                                          23

Glossary

RISK

The classification of funds by risk  category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

MODERATE--these funds generally  provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed  during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

-----
   24

Notes

                                                                          -----
                                                                          25

Notes

-----
   26

[inside back cover]

                             AMERICAN CENTURY FUNDS

--------------------------------------------------------------------------------
                                     GROWTH
--------------------------------------------------------------------------------
AGGRESSIVE RISK

    DOMESTIC EQUITY                        INTERNATIONAL
    Veedot(reg.sm)                         Emerging Markets
    New Opportunities                      International Opportunities
    New Opportunities II                   International Discovery**
    Giftrust(reg.sm)                       International Growth
    Vista                                  Global Growth
    Heritage
    Growth                                 SPECIALTY
    Ultra(reg.sm)                          Technology
    Select                                 Life Sciences

--------------------------------------------------------------------------------
                               GROWTH AND INCOME
--------------------------------------------------------------------------------

MODERATE RISK

    ASSET ALLOCATION                       DOMESTIC EQUITY
    Balanced                               Equity Growth
    Strategic Allocation: Aggressive       Equity Index
    Strategic Allocation: Moderate         Large Company Value
    Strategic Allocation: Conservative     Tax-Managed Value
                                           Income & Growth
    SPECIALTY                              Value
    Global Gold                            Equity Income
    Global Natural Resources**
    Real Estate
    Utilities

AGGRESSIVE RISK

    DOMESTIC EQUITY
    Small Cap Quantitative
    Small Cap Value**

--------------------------------------------------------------------------------
                                     INCOME
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Ginnie Mae                             CA Intermediate-Term Tax-Free
    Inflation-Adjusted Bond                AZ Municipal Bond
    Short-Term Government                  FL Municipal Bond
                                           Tax-Free Bond
                                           CA Limited-Term Tax-Free

MODERATE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Government Bond                        CA Long-Term Tax-Free
    Target 2005*
    Diversified Bond

AGGRESSIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Target 2030*                           CA High-Yield Municipal
    Target 2025*                           High-Yield Municipal
    Target 2020*
    Target 2015*
    Target 2010*
    High-Yield
    International Bond

--------------------------------------------------------------------------------
                              CAPITAL PRESERVATION
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE MONEY MARKETS                  TAX-FREE MONEY MARKETS
    Prime Money Market                     FL Municipal Money Market
    Government Agency Money Market         CA Tax-Free Money Market
    Capital Preservation                   Tax-Free Money Market
    Premium Money Market

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE
COMPANIES:  1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

American Century Investments                                     PRSRT STD
P.O. Box 419200 U.S.                                            POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
                                                                 COMPANIES

0212                              American Century Investment Services, Inc.
SH-ANN-32228S                     (c)2002 American Century Services Corporation

[front cover]

October 31, 2002

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of side-by-side bridges]

Select
Heritage
Growth

[american century logo and text logo (reg.sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III with James E. Stowers, Jr.

Change is a reality for every business, but American Century's more than 40 years of investment management experience speaks to our ability to evolve as conditions warrant. This fall, we made several changes to our senior management structure.

Mark Mallon was named chief investment officer (CIO) of American Century
Investment Management, Inc. (ACIM), our investment management subsidiary. In his new role, Mark oversees more than 160 investment professionals who are managing approximately $75 billion in our International, U.S. Growth, Value, Quantitative
Equity, and Fixed Income portfolios. He continues to co-manage our Large Company
Value and Tax-Managed Value funds. Mark replaces Randy Merk, who left the firm in August.

Mark's top priority was to name successor CIOs for the two disciplines he previously managed. His appointments of Phil Davidson as CIO for Value Equity and John Schniedwind as CIO for Quantitative Equity recognize the significance of these disciplines. Phil, a chief architect of our value strategy, has two decades of investment experience. He remains a senior portfolio manager on our
Value and Equity Income funds. John, a 20-year American Century veteran, has been a leader in our Quantitative Equity group since its inception. He continues to co-manage our Income & Growth fund.

After spending the past two years researching and developing sophisticated investment management technologies, Jim Stowers III returns to the position of
CIO for U.S. Growth while retaining his roles on the Ultra and Veedot investment teams. For more than two decades, Jim has been a guiding force behind our earnings acceleration investment approach. He succeeds C. Kim Goodwin, who resigned in September.

Lastly, Bill Lyons, president and CEO of American Century Companies, takes on additional responsibilities as president of ACIM. Bill's assumption of the executive duties in ACIM allows our investment professionals to remain sharply focused on portfolio management.

We have built a legacy of investment management excellence, and we intend to keep it going through these challenging times. With our new team in place, you can be assured that American Century will continue its intense commitment to producing the best possible returns for you.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Market Perspective ........................................................    1

SELECT

HERITAGE

GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

Background Information

Market Perspective from Jim Stowers III

[photo of Jim Stowers III]

Jim Stowers III, chief investment officer, U.S. Growth Equities

The year ended October 31, 2002, was a challenging period for stock investors as shifting sentiments triggered a selloff that affected all corners of the equity universe. While the S&P 500's 15.11% decline illustrates the downdraft's impact on the broad market, a deeper look reveals that there were few places for equity investors to hide. For example, the Russell 1000 Growth Index, which measures the performance of the market's largest growth-oriented stocks, fell 19.62%, and the Russell 2000 Growth Index, which represents smaller growth issues, dropped
21.57%. Value-oriented stocks fared somewhat better, but delivered negative results as well.

A GOOD START

The 12 months covered by this report got off to a positive start in the fourth quarter of last year when investors pushed stocks higher on hopes that the recession would end and corporate profits would recover. In early 2002, the economy continued to gain momentum, but corporate profits did not. The rally stalled as companies disappointed investors with declining profits and modest outlooks for the future.

Shaky sentiment took a turn for the worse during the summer when the stock market was racked by corporate scandals, weak profits, sputtering economic growth and worries about war. The combination of these negative trends drove a punishing decline that saw the S&P 500 lose more than 15% of its value between
Memorial Day and Labor Day and caused many investors to abandon stocks altogether.

LOOKING AHEAD

Though the fiscal year closed with a strong rally as stocks bounced off the five-year lows they hit in early October, there's no way of knowing whether the rise can be sustained. Certainly, there are reasons to be optimistic. The economy is beginning to show more vitality, and we're starting to see corporate earnings improve--two forces that must be present for the market to sustain positive returns. That said, we also must recognize that factors such as a pause in the economy's progress or continuing uncertainty about war could delay a market upswing we all want to see.

These conditions make stock selection more important than ever. With an uneven recovery helping some companies more than others, investment

MARKET RETURNS
For the 12 months ended October 31, 2002
-------------------------------------------------------------------------------
    S&P 500 Index                                                   -15.11%
-------------------------------------------------------------------------------
    S&P MidCap 400 Index                                             -4.78%
-------------------------------------------------------------------------------
    Russell 2000 Index                                              -11.57%
-------------------------------------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

                                                                    (continued)

                                                                         ------
                                                                         1

Market Perspective

success depends on getting it right, one company at a time--the very approach that guides our domestic growth funds. The veteran managers that lead our domestic growth portfolios (averaging more than 10 years of investment experience) are very discriminating. They are keeping their portfolios focused on businesses whose earnings, revenues and other key fundamentals are growing at an accelerating rate. Though recent negative performance reflects the impact of the bear market, investing in companies demonstrating these characteristics has helped our teams generate enviable results compared to their peers.

In the months ahead, you can be assured that the investment professionals who are managing your assets will continue to apply the growth strategies that have proven successful over time. Every decision that they make will be predicated on providing you with solid long-term results.

MARKET PERFORMANCE--GROWTH OF $1.00
For the 12 months ended October 31, 2002

These indices represent the performance of large-, medium-, and small-capitalization stocks.

------
     2

Select - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                            SELECT           S&P 500 INDEX
--------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 6/30/71)(1)
--------------------------------------------------------------------------------
  6 months(2)                               -16.97%             -17.02%
--------------------------------------------------------------------------------
  1 Year                                    -17.11%             -15.11%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
  3 Years                                   -14.06%             -12.22%
--------------------------------------------------------------------------------
  5 Years                                     0.46%               0.73%
--------------------------------------------------------------------------------
  10 Years                                    7.39%               9.88%
--------------------------------------------------------------------------------
  Life of Class                              14.18%              10.96%
--------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 8/8/97)
--------------------------------------------------------------------------------
  6 months(2)                               -17.12%             -17.02%
--------------------------------------------------------------------------------
  1 Year                                    -17.36%             -15.11%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
  3 Years                                   -14.28%             -12.22%
--------------------------------------------------------------------------------
  5 Years                                     0.21%               0.73%
--------------------------------------------------------------------------------
  Life of Class                              -0.30%               0.02%(3)
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 3/13/97)
--------------------------------------------------------------------------------
  6 months(2)                               -16.86%             -17.02%
--------------------------------------------------------------------------------
  1 Year                                    -16.93%             -15.11%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
  3 Years                                   -13.88%             -12.22%
--------------------------------------------------------------------------------
  5 Years                                     0.67%               0.73%
--------------------------------------------------------------------------------
  Life of Class                               3.74%               3.50%
--------------------------------------------------------------------------------

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2) Returns for periods less than one year are not annualized.

(3) Since 8/7/97, the date nearest the class's inception for which data are available.

See pages 52-57 for information about share classes, the S&P 500 Index, and returns.

                                                                    (continued)

------

3

Select - Performance

GROWTH OF $10,000 OVER 10 YEARS
$10,000 investment made October 31, 1992

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
-----------------------------------------------------------------------------------------------------------
                  1993     1994     1995     1996     1997     1998     1999    2000     2001      2002
-----------------------------------------------------------------------------------------------------------
Select           22.21%   -7.37%   15.02%   19.76%   27.89%   22.96%   31.22%   7.64%   -28.93%   -17.11%
-----------------------------------------------------------------------------------------------------------
S&P 500 Index    14.89%    3.87%   26.36%   24.03%   32.10%   21.96%   25.67%   6.09%   -24.91%   -15.11%
-----------------------------------------------------------------------------------------------------------

The charts on the performance pages give historical return data for Select.
Returns for the S&P 500 Index are provided for comparison. Select's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total
Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
     4

Select - Performance Review

[photo of Tim Reynolds and John Sykora]

A performance summary from Tim Reynolds and John Sykora, portfolio managers on the Select investment team.

Select declined 17.11%* during the year ended October 31, 2002, a volatile period that saw the average large-cap-core fund tracked by Lipper Inc. lose
16.26% of its value. Select's benchmark, the S&P 500, declined 15.11%.

As we discussed in our semiannual report last April, Select posted a modest decline during the first six months of its fiscal year as investors tried to reconcile improving economic news with disappointing corporate profits. In the subsequent six months, investor sentiment turned distinctly negative amid a wave of accounting scandals, rising international tensions and growing concern about the sustainability of the economic recovery. Though the period ended with a rally as stocks bounced off five-year lows, it may be best remembered for the brutal two-month stretch from May 31 to July 31 when the broad market, as measured by the S&P 500, fell 14.36%. Overall, the market lost 17.02% of its value during the last six months while Select declined 16.97%.

This environment left stock investors few places to hide, and the major indices that measure the equity market by cap size and style declined during the last year. At the same time, 12 of the S&P 500's 13 economic sectors garnered negative results.

CONSUMERS DRIVE PROFITS

Consumers helped keep the economy afloat and were the catalyst for some of the stock market's rare bright spots during the last year. This was reflected in the performance of companies that make and sell non-cyclical products that consumers buy regardless of the economic environment. Though many of these companies serve mature markets that are not known for explosive growth, they stood out for their ability to deliver dependable earnings growth when many companies were disappointing investors. Procter & Gamble is a good example. The 165-year old company is the leading manufacturer of consumer goods, with products ranging from laundry detergent and personal products to snacks and coffee. Procter &
Gamble's shares rose as its management team effectively controlled costs and increased sales.

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                  AS OF 10/31/02
-------------------------------------------------------------------------------
Net Assets                                         $3.7 billion
-------------------------------------------------------------------------------
                                          10/31/02              10/31/01
-------------------------------------------------------------------------------
No. of Holdings                              117                   81
-------------------------------------------------------------------------------
P/E Ratio                                   27.1                  28.9
-------------------------------------------------------------------------------
Median Market                               $19.7                 $37.0
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                             $83                  $114
Market Capitalization                      billion               billion
-------------------------------------------------------------------------------
Portfolio Turnover                          168%                   98%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                       1.00%                 1.00%
-------------------------------------------------------------------------------

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary.                      (continued)

                                                                         ------
                                                                         5

Select - Performance Review

Consumers also drove positive returns for our holdings in clothing stores and apparel manufacturers, which are more dependent on discretionary spending. In addition, Select's results were helped by our position in Wal-Mart. The world's largest retailer turned in solid results as it gained market share.

TECHNOLOGY, HEALTH CARE AND FINANCIAL ISSUES DECLINE

The technology sector continued to suffer from the slowdown in capital spending.
Though many tech issues recouped some of their losses during October's rally, hardware, software, electrical equipment and semiconductor manufacturers that depend on the corporate market were among the portfolio's top detractors. This included Cisco Systems, the dominant maker of routers, switches and other data communications infrastructure. Though the company was hurt by reduced technology spending, it controlled expenses and continued to gain market share.

On the positive side, our stake in the high-tech defense and aerospace industry gained ground. Though they

TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                                             % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        10/31/02              4/30/02
--------------------------------------------------------------------------------
Drugs                                    12.2%                  9.8%
--------------------------------------------------------------------------------
Banks                                     9.5%                  8.4%
--------------------------------------------------------------------------------
Financial Services                        7.0%                  5.6%
--------------------------------------------------------------------------------
Computer Software                         4.7%                  3.7%
--------------------------------------------------------------------------------
Energy Reserves
& Production                              4.3%                  3.9%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        10/31/02              4/30/02
-------------------------------------------------------------------------------
U.S. Common Stocks
& Equity Futures                         96.1%                 97.1%
-------------------------------------------------------------------------------
Foreign Stocks                            1.2%                  1.1%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    97.3%                 98.2%
-------------------------------------------------------------------------------
Temporary
Cash Investments                          2.7%                  1.8%
-------------------------------------------------------------------------------

gave up some of their gains late in the period, defense contractors such as
Lockheed Martin benefited from the biggest defense spending increases in 20 years.

Pharmaceutical companies led a decline in health care stocks. Drug manufacturers were hampered by increasing generic competition, delays in new product introductions, and pressure to cut prices for Medicare and Medicaid. Pfizer, which is one of our largest holdings, was caught in the downturn. Despite the decline, the company remains a market leader due to its portfolio of patent-protected drugs and pipeline of products in development.

Our positions in companies that make medical products and supplies turned in mixed results. Declining issues were hurt by disappointing sales and setbacks in product development. These losses were offset somewhat by companies such as
Boston Scientific, whose efforts to gain approval for a potentially lucrative device used in heart disease treatment were helped by a favorable court ruling.

Financial stocks, which accounted for the portfolio's largest sector weighting, were among our top detractors. High-

                                                                    (continued)

------
     6

Select - Performance Review

profile bankruptcies and worries about slowing economic growth fueled credit quality concerns that weighed on banks and financial services companies. In addition, property and casualty insurance companies fell even though industry leaders, such as American International Group, benefited from improved pricing conditions.

LOOKING AHEAD

Last year served as a reminder that the stock market's changes in direction are often swift and powerful. Since these changes come without warning, we attempt to keep Select fully invested in the companies that we believe offer the best opportunities to generate superior long-term results. Therefore, in the months ahead, we will continue to follow American Century's time-tested strategy of investing in companies whose earnings, revenues and other key fundamentals demonstrate accelerating growth.

In a management related matter, American Century is pleased to announce that portfolio manager John Sykora has joined the Select team. John has nine years of investment experience and most recently was a member of the Ultra portfolio management team. John co-manages Select with Tim Reynolds, a nine-year veteran of the investment industry.

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                          AS OF                AS OF
                                        10/31/02              4/30/02
-------------------------------------------------------------------------------
Microsoft Corp.                           3.9%                  3.0%
-------------------------------------------------------------------------------
Pfizer, Inc.                              3.7%                  2.5%
-------------------------------------------------------------------------------
American International
Group, Inc.                               3.5%                  2.2%
-------------------------------------------------------------------------------
General Electric Co.                      3.2%                  2.2%
-------------------------------------------------------------------------------
Citigroup Inc.                            2.9%                  2.7%
-------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                     2.3%                  2.9%
-------------------------------------------------------------------------------
Procter & Gamble
Co. (The)                                 2.1%                  2.0%
-------------------------------------------------------------------------------
Johnson & Johnson                         2.0%                  2.1%
-------------------------------------------------------------------------------
U.S. Bancorp                              1.8%                  1.0%
-------------------------------------------------------------------------------
Abbott Laboratories                       1.7%                  1.8%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                         ------
                                                                         7

Select - Schedule of Investments

OCTOBER 31, 2002

Shares                        ($ in Thousands)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 93.7%

ALCOHOL -- 0.6%
--------------------------------------------------------------------------------
     412,600   Anheuser-Busch Companies, Inc.                        $   21,769
--------------------------------------------------------------------------------

BANKS -- 9.5%
--------------------------------------------------------------------------------
     312,200   Bank of America Corp.                                     21,792
--------------------------------------------------------------------------------
     700,000   Bank of New York Co., Inc. (The)                          18,200
--------------------------------------------------------------------------------
   2,933,966   Citigroup Inc.                                           108,409
--------------------------------------------------------------------------------
   1,651,500   Fleet Boston Financial Corp.                              38,629
--------------------------------------------------------------------------------
     707,100   KeyCorp                                                   17,274
--------------------------------------------------------------------------------
   1,605,900   Synovus Financial Corp.                                   32,905
--------------------------------------------------------------------------------
   3,073,000   U.S. Bancorp                                              64,810
--------------------------------------------------------------------------------
     956,700   Wells Fargo & Co.                                         48,285
--------------------------------------------------------------------------------
                                                                        350,304
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 0.8%
--------------------------------------------------------------------------------
     613,900   Amgen Inc.(1)                                             28,595
--------------------------------------------------------------------------------

CHEMICALS -- 2.5%
--------------------------------------------------------------------------------
     281,300   3M Co.                                                    35,707
--------------------------------------------------------------------------------
     293,000   Air Products & Chemicals, Inc.                            12,951
--------------------------------------------------------------------------------
     818,000   du Pont (E.I.) de Nemours & Co.                           33,743
--------------------------------------------------------------------------------
     246,000   Ecolab Inc.                                               11,870
--------------------------------------------------------------------------------
                                                                         94,271
--------------------------------------------------------------------------------

CLOTHING STORES -- 0.5%
--------------------------------------------------------------------------------
     908,400   Chico's FAS, Inc.(1)                                      17,532
--------------------------------------------------------------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.1%
--------------------------------------------------------------------------------
   3,335,500   Cisco Systems Inc.(1)                                     37,291
--------------------------------------------------------------------------------
   1,121,800   Dell Computer Corp.(1)                                    32,089
--------------------------------------------------------------------------------
     364,000   International Business
               Machines Corp.                                            28,734
--------------------------------------------------------------------------------
     306,400   Lexmark International
               Group, Inc. Cl A(1)                                       18,206
--------------------------------------------------------------------------------
                                                                        116,320
--------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 4.7%
--------------------------------------------------------------------------------
   2,697,900   Microsoft Corp.(1)                                       144,243
--------------------------------------------------------------------------------
   2,800,000   Oracle Corp.(1)                                           28,532
--------------------------------------------------------------------------------
                                                                        172,775
--------------------------------------------------------------------------------

CONSUMER DURABLES -- 0.4%
--------------------------------------------------------------------------------
     697,200   Leggett & Platt, Inc.                                     14,537
--------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 3.1%
--------------------------------------------------------------------------------
     390,000   General Dynamics Corp.                                    30,861
--------------------------------------------------------------------------------
     923,200   Lockheed Martin Corp.                                     53,453
--------------------------------------------------------------------------------
     294,900   Northrop Grumman Corp.                                    30,413
--------------------------------------------------------------------------------
                                                                        114,727
--------------------------------------------------------------------------------

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------

DEPARTMENT STORES -- 3.4%
--------------------------------------------------------------------------------
     457,300   Costco Companies, Inc.(1)                             $   15,516
--------------------------------------------------------------------------------
     106,900   Kohl's Corp.(1)                                            6,248
--------------------------------------------------------------------------------
     590,400   Target Corp.                                              17,783
--------------------------------------------------------------------------------
   1,585,000   Wal-Mart Stores, Inc.                                     84,877
--------------------------------------------------------------------------------
                                                                        124,424
--------------------------------------------------------------------------------

DRUGS -- 12.2%
--------------------------------------------------------------------------------
   1,540,400   Abbott Laboratories                                       64,497
--------------------------------------------------------------------------------
     752,700   Bristol-Myers Squibb Co.                                  18,524
--------------------------------------------------------------------------------
     416,000   Eli Lilly and Company                                     23,088
--------------------------------------------------------------------------------
   1,249,400   Johnson & Johnson                                         73,402
--------------------------------------------------------------------------------
     670,000   Merck & Co., Inc.                                         36,341
--------------------------------------------------------------------------------
     635,000   Novartis AG ORD                                           24,193
--------------------------------------------------------------------------------
   4,364,675   Pfizer, Inc.(2)                                          138,666
--------------------------------------------------------------------------------
     781,000   Pharmacia Corp.                                           33,583
--------------------------------------------------------------------------------
   1,265,000   Wyeth                                                     42,378
--------------------------------------------------------------------------------
                                                                        454,672
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.6%
--------------------------------------------------------------------------------
     540,000   Dover Corp.                                               13,543
--------------------------------------------------------------------------------
     605,000   Nokia Corp. Cl A ADR                                      10,055
--------------------------------------------------------------------------------
                                                                         23,598
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES -- 0.5%
--------------------------------------------------------------------------------
     680,000   Southern Co.                                              20,196
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 4.3%
--------------------------------------------------------------------------------
     557,800   Apache Corp.                                              30,155
--------------------------------------------------------------------------------
     433,000   Devon Energy Corporation                                  21,867
--------------------------------------------------------------------------------
     135,000   EnCana Corp. ORD                                           3,931
--------------------------------------------------------------------------------
     575,500   EOG Resources Inc.                                        21,311
--------------------------------------------------------------------------------
   1,386,198   Exxon Mobil Corp.                                         46,658
--------------------------------------------------------------------------------
     352,500   Ocean Energy, Inc.                                         6,567
--------------------------------------------------------------------------------
     272,728   Pioneer Natural Resources Co.(1)                           6,783
--------------------------------------------------------------------------------
     955,600   XTO Energy Inc.                                           22,982
--------------------------------------------------------------------------------
                                                                        160,254
--------------------------------------------------------------------------------

ENTERTAINMENT -- 1.3%
--------------------------------------------------------------------------------
   1,069,000   Viacom, Inc. Cl B(1)                                      47,688
--------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES -- 0.3%
--------------------------------------------------------------------------------
     410,000   Waste Management, Inc.                                     9,438
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 7.0%
--------------------------------------------------------------------------------
   1,648,400   American Express Co.                                      59,952
--------------------------------------------------------------------------------
     565,000   Freddie Mac                                               34,793
--------------------------------------------------------------------------------
   4,669,700   General Electric Co.                                     117,910
--------------------------------------------------------------------------------
   1,537,606   Prudential Financial Inc.(1)                              44,898
--------------------------------------------------------------------------------
                                                                        257,553
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 3.0%
--------------------------------------------------------------------------------
   1,330,000   Coca-Cola Company (The)                                   61,818
--------------------------------------------------------------------------------
     599,400   Dean Foods Co.(1)                                         22,472
--------------------------------------------------------------------------------
     619,800   PepsiCo, Inc.                                             27,333
--------------------------------------------------------------------------------
                                                                        111,623
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
     8

Select - Schedule of Investments

OCTOBER 31, 2002

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 0.4%
--------------------------------------------------------------------------------
     218,100   United Technologies Corp.                             $   13,450
--------------------------------------------------------------------------------

HEAVY MACHINERY -- 0.4%
--------------------------------------------------------------------------------
     308,500   Deere & Co.                                               14,311
--------------------------------------------------------------------------------

HOME PRODUCTS -- 3.3%
--------------------------------------------------------------------------------
     271,200   Colgate-Palmolive Co.                                     14,911
--------------------------------------------------------------------------------
   1,025,000   Gillette Company                                          30,627
--------------------------------------------------------------------------------
     864,300   Procter & Gamble Co. (The)                                76,447
--------------------------------------------------------------------------------
                                                                        121,985
--------------------------------------------------------------------------------

HOTELS -- 0.2%
--------------------------------------------------------------------------------
     265,000   Hilton Hotels Corp.                                        3,260
--------------------------------------------------------------------------------
     130,000   Starwood Hotels & Resorts
               Worldwide, Inc.                                            3,029
--------------------------------------------------------------------------------
                                                                          6,289
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 1.1%
--------------------------------------------------------------------------------
     228,200   Grainger (W.W.), Inc.                                     11,059
--------------------------------------------------------------------------------
   2,101,000   Tyco International Ltd.                                   30,380
--------------------------------------------------------------------------------
                                                                         41,439
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 3.6%
--------------------------------------------------------------------------------
     950,300   Ceridian Corp.(1)                                         13,095
--------------------------------------------------------------------------------
   2,408,500   Concord EFS, Inc.(1)                                      34,417
--------------------------------------------------------------------------------
   1,039,000   DST Systems, Inc.(1)                                      31,949
--------------------------------------------------------------------------------
     638,000   First Data Corp.                                          22,292
--------------------------------------------------------------------------------
     438,900   Hewitt Associates, Inc.(1)                                12,926
--------------------------------------------------------------------------------
     165,000   Paychex, Inc.                                              4,757
--------------------------------------------------------------------------------
     635,000   SunGard Data Systems Inc.(1)                              14,078
--------------------------------------------------------------------------------
                                                                        133,514
--------------------------------------------------------------------------------

INVESTMENT TRUSTS -- 0.5%
--------------------------------------------------------------------------------
     236,900   Standard and Poor's
               MidCap 400 Depositary Receipt                             18,407
--------------------------------------------------------------------------------

LEISURE -- 0.6%
--------------------------------------------------------------------------------
   1,130,000   Mattel, Inc.                                              20,747
--------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE -- 0.8%
--------------------------------------------------------------------------------
     620,000   Marsh & McLennan
               Companies, Inc.                                           28,960
--------------------------------------------------------------------------------

MEDIA -- 3.0%
--------------------------------------------------------------------------------
   2,605,200   AOL Time Warner Inc.(1)                                   38,426
--------------------------------------------------------------------------------
     475,000   Comcast Corp. Cl A(1)                                     10,927
--------------------------------------------------------------------------------
   1,349,200   Disney (Walt) Co.                                         22,532
--------------------------------------------------------------------------------
   3,558,000   Liberty Media Corporation Cl A(1)                         29,425
--------------------------------------------------------------------------------
     335,000   Univision Communications
               Inc. Cl A(1)                                               8,680
--------------------------------------------------------------------------------
                                                                        109,990
--------------------------------------------------------------------------------

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 3.7%
--------------------------------------------------------------------------------
     778,300   Alcon, Inc.(1)                                        $   31,926
--------------------------------------------------------------------------------
     640,000   Biomet Inc.                                               18,858
--------------------------------------------------------------------------------
   1,045,000   Boston Scientific Corp.(1)                                39,324
--------------------------------------------------------------------------------
     855,100   Medtronic, Inc.                                           38,308
--------------------------------------------------------------------------------
     235,900   St. Jude Medical, Inc.(1)                                  8,400
--------------------------------------------------------------------------------
                                                                        136,816
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 2.4%
--------------------------------------------------------------------------------
     271,300   AmerisourceBergen Corp.                                   19,303
--------------------------------------------------------------------------------
     904,400   HCA Inc.                                                  39,333
--------------------------------------------------------------------------------
     855,148   Health Management
               Associates, Inc. Cl A(1)                                  16,350
--------------------------------------------------------------------------------
     465,300   Tenet Healthcare Corp.(1)                                 13,377
--------------------------------------------------------------------------------
                                                                         88,363
--------------------------------------------------------------------------------

MINING & METALS -- 0.2%
--------------------------------------------------------------------------------
     325,000   Inco Ltd.(1)                                               6,208
--------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 0.1%
--------------------------------------------------------------------------------
      68,000   Harley-Davidson, Inc.                                      3,556
--------------------------------------------------------------------------------

OIL SERVICES -- 3.1%
--------------------------------------------------------------------------------
     670,000   Baker Hughes Inc.                                         19,464
--------------------------------------------------------------------------------
   1,145,400   BJ Services Co.(1)                                        34,739
--------------------------------------------------------------------------------
     255,000   Nabors Industries Ltd.(1)                                  8,917
--------------------------------------------------------------------------------
     818,000   Patterson-UTI Energy Inc.(1)                              23,661
--------------------------------------------------------------------------------
     695,000   Weatherford International Ltd.(1)                         27,828
--------------------------------------------------------------------------------
                                                                        114,609
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 3.5%
--------------------------------------------------------------------------------
   2,044,625   American International Group, Inc.                       127,891
--------------------------------------------------------------------------------
     146,858   Travelers Property Casualty Corp.(1)                       1,986
--------------------------------------------------------------------------------
                                                                        129,877
--------------------------------------------------------------------------------

PUBLISHING -- 1.0%
--------------------------------------------------------------------------------
     225,500   E.W. Scripps Company (The)                                17,406
--------------------------------------------------------------------------------
     273,200   Gannett Co., Inc.                                         20,744
--------------------------------------------------------------------------------
                                                                         38,150
--------------------------------------------------------------------------------

RAILROADS -- 0.4%
--------------------------------------------------------------------------------
     787,000   Norfolk Southern Corp.                                    15,897
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST -- 0.6%
--------------------------------------------------------------------------------
     100,000   AvalonBay Communities Inc.                                 3,770
--------------------------------------------------------------------------------
     765,800   Host Marriott Corp.(1)                                     6,280
--------------------------------------------------------------------------------
     533,500   Prologis Trust                                            12,910
--------------------------------------------------------------------------------
                                                                         22,960
--------------------------------------------------------------------------------

RESTAURANTS -- 0.8%
--------------------------------------------------------------------------------
     625,121   Aramark Corp.(1)                                          13,190
--------------------------------------------------------------------------------
     626,700   Brinker International, Inc.(1)                            17,792
--------------------------------------------------------------------------------
                                                                         30,982
--------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 1.3%
--------------------------------------------------------------------------------
     615,000   Franklin Resources, Inc.                                  20,289
--------------------------------------------------------------------------------
     395,000   Goldman Sachs Group, Inc. (The)                           28,282
--------------------------------------------------------------------------------
                                                                         48,571
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                         9

Select - Schedule of Investments

OCTOBER 31, 2002

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------

SEMICONDUCTOR -- 1.0%
--------------------------------------------------------------------------------
   1,822,000   Intel Corp.                                           $   31,539
--------------------------------------------------------------------------------
     280,900   Texas Instruments Inc.                                     4,455
--------------------------------------------------------------------------------
                                                                         35,994
--------------------------------------------------------------------------------

SPECIALTY STORES -- 1.7%
--------------------------------------------------------------------------------
   1,545,100   Home Depot, Inc.                                          44,622
--------------------------------------------------------------------------------
     455,300   Lowe's Companies, Inc.                                    19,000
--------------------------------------------------------------------------------
                                                                         63,622
--------------------------------------------------------------------------------

TELEPHONE -- 1.6%
--------------------------------------------------------------------------------
   3,344,700   AT&T Corp.                                                43,615
--------------------------------------------------------------------------------
     601,400   SBC Communications Inc.                                   15,432
--------------------------------------------------------------------------------
                                                                         59,047
--------------------------------------------------------------------------------

TOBACCO -- 0.6%
--------------------------------------------------------------------------------
     510,100   Philip Morris Companies Inc.                              20,787
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $3,018,519)                                                     3,464,807
--------------------------------------------------------------------------------

                              ($ in Thousands)                           Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES** -- 3.6%
--------------------------------------------------------------------------------
Repurchase Agreement, Deutsche Bank, Inc.,
(U.S. Treasury obligations), in a joint trading
account at 1.83%, dated 10/31/02,
due 11/1/02 (Delivery value $133,364)
(Cost $133,357)                                                      $  133,357
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.7%
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (U.S. Treasury obligations), in a
joint trading account at 1.83%, dated 10/31/02,
due 11/1/02 (Delivery value $40,502)                                     40,500
--------------------------------------------------------------------------------
Repurchase Agreement, Deutsche Bank, Inc.,
(U.S. Treasury obligations), in a joint trading
account at 1.83%, dated 10/31/02,
due 11/1/02 (Delivery value $54,146)                                     54,143
--------------------------------------------------------------------------------
Repurchase Agreement, State Street Corp.,
(U.S. Treasury obligations), in a joint trading
account at 1.84%, dated 10/31/02,
due 11/1/02 (Delivery value $6,600)                                       6,600
--------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $101,243)                                                         101,243
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $3,253,119)                                                    $3,699,407
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*
                                                      (In Thousands)
    Contracts          Settlement                                 Unrealized
      to Sell             Date                     Value             Loss
--------------------------------------------------------------------------------
  17,954,625 CHF       11/29/2002                 $12,159           $(127)
                                           =====================================

(Value on Settlement Date $12,032)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future --
 and at a prearranged exchange rate.

EQUITY FUTURES CONTRACTS**
                                                      (In Thousands)
                            Expiration       Underlying Face        Unrealized
       Purchased              Date           Amount at Value           Loss
--------------------------------------------------------------------------------
  605  S&P 500 Futures    December 2002         $133,357             $(3,703)
                                           =====================================

**EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements.

------
    10

Heritage - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------
                                                                             RUSSELL        S&P MIDCAP
                                                           HERITAGE        MIDCAP INDEX      400 INDEX
------------------------------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 11/10/87)
------------------------------------------------------------------------------------------------------------
  6 months(1)                                              -19.09%           -20.19%          -20.66%
------------------------------------------------------------------------------------------------------------
  1 Year                                                   -10.07%            -8.02%           -4.78%
------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------
  3 Years                                                   -0.72%            -2.29%            3.15%
------------------------------------------------------------------------------------------------------------
  5 Years                                                    1.48%             2.68%            7.23%
------------------------------------------------------------------------------------------------------------
  10 Years                                                   9.01%            10.46%           12.78%
------------------------------------------------------------------------------------------------------------
  Life of Class                                             11.50%            12.26%(2)        15.02%(2)
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 7/11/97)
------------------------------------------------------------------------------------------------------------
  6 months(1)                                              -19.12%           -20.19%          -20.66%
------------------------------------------------------------------------------------------------------------
  1 Year                                                   -10.31%            -8.02%           -4.78%
------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------
  3 Years                                                   -0.99%            -2.29%            3.15%
------------------------------------------------------------------------------------------------------------
  5 Years                                                    1.22%             2.68%            7.23%
------------------------------------------------------------------------------------------------------------
  Life of Class                                              1.97%             3.54%(3)         8.22%(3)
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 6/16/97)
------------------------------------------------------------------------------------------------------------
  6 months(1)                                              -18.92%           -20.19%          -20.66%
------------------------------------------------------------------------------------------------------------
  1 Year                                                    -9.83%            -8.02%           -4.78%
------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------
  3 Years                                                   -0.43%            -2.29%            3.15%
------------------------------------------------------------------------------------------------------------
  5 Years                                                    1.73%             2.68%            7.23%
------------------------------------------------------------------------------------------------------------
  Life of Class                                              3.31%             3.89%(4)         8.50%(4)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                            HERITAGE       HERITAGE          RUSSELL        S&P MIDCAP
                                           (NO CDSC*)     (WITH CDSC)      MIDCAP INDEX      400 INDEX
------------------------------------------------------------------------------------------------------------
C CLASS (INCEPTION 6/26/01)
------------------------------------------------------------------------------------------------------------
  6 months(1)                              -19.44%         -20.25%           -20.19%          -20.66%
------------------------------------------------------------------------------------------------------------
  1 Year                                   -10.99%         -11.88%            -8.02%           -4.78%
------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------
  Life of Class                            -21.37%         -21.58%           -15.75%(5)       -12.21%(5)
------------------------------------------------------------------------------------------------------------

*CDSC stands for "contingent deferred sales charge." Heritage's CDSC is charged to investors if they redeem C Class shares within 18 months of purchase. The SEC requires that mutual funds provide performance information net of the CDSC in all cases where the charge could be applied. Returns "with CDSC" reflect the deduction of the applicable CDSC imposed on shares redeemed within the reporting period.

(1) Returns for periods less than one year are not annualized.

(2) Since 10/31/87, the date nearest the class's inception for which data are available.

(3) Since 7/10/97, the date nearest the class's inception for which data are available.

(4) Since 6/19/97, the date nearest the class's inception for which data are available.

(5) Since 6/28/01, the date nearest the class's inception for which data are available.

See pages 52-57 for information about share classes, the indices, and returns.

                                                                    (continued)

------

11

Heritage - Performance

GROWTH OF $10,000 OVER 10 YEARS
$10,000 investment made October 31, 1992

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
-------------------------------------------------------------------------------------------------------------
                  1993     1994     1995     1996     1997     1998      1999     2000     2001      2002
-------------------------------------------------------------------------------------------------------------
Heritage         28.65%   -1.13%   21.04%   10.44%   29.56%   -15.87%   30.71%   62.61%   -33.08%   -10.07%
-------------------------------------------------------------------------------------------------------------
Russell Midcap
Index            21.80%    2.35%   23.30%   19.65%   28.77%     4.46%   17.11%   23.74%   -18.03%    -8.02%
-------------------------------------------------------------------------------------------------------------
S&P MidCap
400 Index        21.53%    2.38%   21.21%   17.35%   32.67%     6.71%   21.07%   31.65%   -12.45%    -4.78%
-------------------------------------------------------------------------------------------------------------

The charts on the performance pages give historical return data for Heritage.
Returns for the indices are provided for comparison. Heritage's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results.
None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
    12

Heritage - Performance Review

[photo of Kurt Stalzer and Linda Peterson]

A performance summary from Kurt Stalzer and Linda Peterson, portfolio managers on the Heritage investment team.

Heritage fell 10.07%* during the twelve months ending October 31, 2002, beating the 17.92% decline of the average mid-cap growth fund tracked by Lipper Inc.
Heritage's new benchmark, the Russell Midcap Index, dropped 8.02%.

In January, American Century's Investment Oversight Committee (IOC) approved the
Russell Midcap Index as the new benchmark for Heritage. The IOC made the change because the index's higher mid-cap weighting offered a better representation of the stocks that we consider for the Heritage portfolio and provided a more accurate guideline by which to measure Heritage's performance.

AN UNFORGIVING MARKET

The last six months of Heritage's fiscal year stood in stark contrast to the first six months. In our April report, we noted that the economy's emergence from recession pushed the major indices and the portfolio into positive territory. Over the summer, however, conditions deteriorated. Corporate accounting scandals, threats of war, and data pointing to a slowing U.S. economy depressed equity markets worldwide. A litany of poor earnings reports and business outlooks raised more doubts about the economy's health. Then in August and September, plunging consumer confidence and weak retail sales threatened to topple the economy's critical prop of consumer spending.

The negative sentiment touched nearly every segment of the market. There were virtually no safe havens for investors; both growth and value issues, from large to small, posted declines. In this environment, we adhered to our disciplined, bottom-up approach to finding mid-sized companies possessing strong fundamental data supporting sustainable accelerating growth. We believe Heritage's performance compared to its peers demonstrated the merit of our approach.

DODGING THE BEAR

Our bottom-up process helped us find growing companies in places some growth managers may have overlooked. For example, our top performer was Ball Corp., a manufacturer of packaging for food and beverage companies. Ball

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                  AS OF 10/31/02
-------------------------------------------------------------------------------
Net Assets                                         $1.2 billion
-------------------------------------------------------------------------------
                                          10/31/02              10/31/01
-------------------------------------------------------------------------------
No. of Holdings                              92                    77
-------------------------------------------------------------------------------
P/E Ratio                                   29.7                  31.3
-------------------------------------------------------------------------------
Median Market                               $3.1                  $2.8
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $4.8                  $4.8
Market Capitalization                      billion               billion
-------------------------------------------------------------------------------
Portfolio Turnover                          128%                  152%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                       1.00%                 1.00%
-------------------------------------------------------------------------------

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

------

13

Heritage - Performance Review

weathered several years of consolidation in the packaging industry, putting it in a position to charge more for its products and improve its cash flow and earnings.

Investments in the energy sector also generated positive returns. Oil services companies, such as Cooper Cameron, which provide products and services used by drillers, saw their stock prices climb when the market anticipated an increase in drilling activity due to high commodity prices.

Following more than a year of shrinking advertising sales amid a sluggish economy, we identified media companies enjoying the beginning of a recovery in advertising spending. For example, radio broadcasters experienced steadily improving revenue growth as advertising demand firmed.

Even though investors became worried that consumer spending was weakening, many of our holdings in companies that make and sell consumer products generated positive returns. The strength of the consumer was reflected in the performance of our investments in retailers specializing in such niche product lines as electronics, home decor, and motorcycles. Harley-

TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        10/31/02               4/30/02
--------------------------------------------------------------------------------
Medical Products
& Supplies                                9.2%                  5.9%
--------------------------------------------------------------------------------
Information Services                      8.5%                  6.5%
--------------------------------------------------------------------------------
Medical Providers
& Services                                6.9%                  5.8%
--------------------------------------------------------------------------------
Industrial Parts                          6.5%                  2.5%
--------------------------------------------------------------------------------
Oil Services                              5.2%                  5.4%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        10/31/02               4/30/02
-------------------------------------------------------------------------------
U.S. Common Stocks
& Equity Futures                         94.8%                 93.2%
-------------------------------------------------------------------------------
Foreign Stocks                            2.3%                  1.7%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    97.1%                 94.9%
-------------------------------------------------------------------------------
Temporary
Cash Investments                          2.9%                  5.1%
-------------------------------------------------------------------------------

Davidson posted record revenues and earnings, driven by sales of special-edition bikes and bike gear produced in commemoration of its 100th anniversary in 2003.

MIXED RESULTS FROM TECHNOLOGY

In a bear market, success often results from what you don't own. Our relatively light representation in the technology sector aided performance throughout the year as our company-by-company approach steered us away from non-accelerating businesses in the technology sector.

However, a mid-summer slump in technology spending affected even businesses that appeared positioned to weather the capital-spending downturn, including many semiconductor firms. Semiconductor stocks advanced early this year when optimism was high that the technology sector had bottomed and demand was beginning to turn up. But they were among the first to fall when tech earnings did not rebound as fast as expected. Companies possessing broad customer bases, such as
Microchip Technology, held up best. On the other hand, Cirrus Logic, a supplier of high-performance chips for consumer entertainment electronics, declined when the company reduced its revenue

                                                                    (continued)

------
    14

Heritage - Performance Review

forecast due to disappointing sales of Microsoft's Xbox, and we sold the stock.

An area in the tech sector that proved rewarding for most of the year was the defense and aerospace industry. Shares of defense contractors rose as the government stepped up procurement spending, a result of the largest military budget increase in nearly 20 years.

MIXED RESULTS FROM HEALTH CARE

During difficult times, investors seeking safe havens frequently are drawn to the relatively steady earnings of health care businesses. However, the group stumbled on a variety of industry-specific

TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                                             % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        10/31/02               4/30/02
--------------------------------------------------------------------------------
Westwood One, Inc.                        2.6%                  1.7%
--------------------------------------------------------------------------------
Omnicare, Inc.                            2.5%                  2.6%
--------------------------------------------------------------------------------
Affiliated Computer
Services Inc.                             2.3%                  2.6%
--------------------------------------------------------------------------------
Accredo Health Inc.                       2.0%                  1.0%
--------------------------------------------------------------------------------
Cooper Cameron Corp.                      2.0%                  1.7%
--------------------------------------------------------------------------------
Black & Decker
Corporation                               2.0%                  1.4%
--------------------------------------------------------------------------------
Steris Corp.                              1.9%                  1.0%
--------------------------------------------------------------------------------
Avery Dennison Corp.                      1.8%                  1.0%
--------------------------------------------------------------------------------
American Standard
Companies Inc.                            1.8%                  1.2%
--------------------------------------------------------------------------------
Cullen/Frost
Bankers, Inc.                             1.7%                  0.7%
--------------------------------------------------------------------------------

developments. Medical providers were hurt by proposed legislation that would cut their reimbursements for treating patients on Medicare. Drug and biotechnology companies were bruised when revenues on key drugs did not meet investor expectations. They also encountered setbacks due to the FDA's slowness in approving new drugs. These factors weighed on our position in the biotech firm
Enzon, and we sold the stock.

On the positive side, the portfolio profited from investments in manufacturers of medical products. For instance, Steris Corp. benefited from an upswing in capital expenditures on sterilization equipment by health care and pharmaceutical facilities.

STAYING THE COURSE

The stock market is facing its first three-year losing streak since World War
II, but we are encouraged by the resilience the market has recently demonstrated. Regardless of how long it takes for the market to gain some additional traction, we will adhere to our investment process and search for investment opportunities among mid-sized companies that appear able to sustain or improve their accelerating growth rates. We believe judicious stock selection following a thorough review of the fundamentals can position Heritage for long-term outperformance.

Investment terms are defined in the Glossary.

                                                                         ------
                                                                         15

Heritage - Schedule of Investments

OCTOBER 31, 2002

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 91.2%

BANKS -- 3.6%
--------------------------------------------------------------------------------
     304,040   Charter One Financial Inc.                            $    9,206
--------------------------------------------------------------------------------
      78,900   Commerce Bancorp, Inc.                                     3,622
--------------------------------------------------------------------------------
     208,202   Commerce Bancshares, Inc.                                  8,658
--------------------------------------------------------------------------------
     589,800   Cullen/Frost Bankers, Inc.                                20,425
--------------------------------------------------------------------------------
                                                                         41,911
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 1.1%
--------------------------------------------------------------------------------
     373,300   Gilead Sciences, Inc.(1)                                  12,955
--------------------------------------------------------------------------------

CHEMICALS -- 3.9%
--------------------------------------------------------------------------------
     347,100   Avery Dennison Corp.                                      21,604
--------------------------------------------------------------------------------
     125,000   Bemis Co., Inc.                                            6,511
--------------------------------------------------------------------------------
     488,300   Pactiv Corporation(1)                                      9,688
--------------------------------------------------------------------------------
     201,900   Valspar Corp.                                              8,433
--------------------------------------------------------------------------------
                                                                         46,236
--------------------------------------------------------------------------------

CLOTHING STORES -- 0.8%
--------------------------------------------------------------------------------
     404,600   Pacific Sunwear of California(1)                           9,458
--------------------------------------------------------------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.5%
--------------------------------------------------------------------------------
     453,816   American Power Conversion Corp.(1)                         5,866
--------------------------------------------------------------------------------
     442,100   Diebold, Inc.                                             15,760
--------------------------------------------------------------------------------
     117,607   Zebra Technologies Corp. Cl A(1)                           7,235
--------------------------------------------------------------------------------
                                                                         28,861
--------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 2.3%
--------------------------------------------------------------------------------
     298,800   Intuit Inc.(1)                                            15,502
--------------------------------------------------------------------------------
     475,200   Reynolds & Reynolds Co. Cl A                              11,248
--------------------------------------------------------------------------------
                                                                         26,750
--------------------------------------------------------------------------------

CONSUMER DURABLES -- 0.3%
--------------------------------------------------------------------------------
      65,600   Mohawk Industries, Inc.(1)                                 3,513
--------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 3.0%
--------------------------------------------------------------------------------
     291,800   Alliant Techsystems Inc.(1)                               17,552
--------------------------------------------------------------------------------
     300,800   Lockheed Martin Corp.                                     17,416
--------------------------------------------------------------------------------
                                                                         34,968
--------------------------------------------------------------------------------

DEPARTMENT STORES -- 1.0%
--------------------------------------------------------------------------------
     389,000   Family Dollar Stores, Inc.                                11,977
--------------------------------------------------------------------------------

DRUGS -- 1.6%
--------------------------------------------------------------------------------

     235,592   Teva Pharmaceutical
               Industries Ltd. ADR                                       18,241
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 2.5%
--------------------------------------------------------------------------------
     181,700   EOG Resources Inc.                                         6,728
--------------------------------------------------------------------------------
     300,300   Ocean Energy, Inc.                                         5,595
--------------------------------------------------------------------------------
     253,200   Pioneer Natural Resources Co.(1)                           6,297
--------------------------------------------------------------------------------
     451,800   XTO Energy Inc.                                           10,866
--------------------------------------------------------------------------------
                                                                         29,486
--------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES -- 1.1%
--------------------------------------------------------------------------------
     374,000   Stericycle, Inc.(1)                                       12,450
--------------------------------------------------------------------------------

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 1.3%
--------------------------------------------------------------------------------
     417,500   Performance Food Group Co.(1)                         $   15,498
--------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 0.6%
--------------------------------------------------------------------------------
     201,000   Hubbell Inc. Cl B                                          6,824
--------------------------------------------------------------------------------

HEAVY MACHINERY -- 0.6%
--------------------------------------------------------------------------------
     150,700   Deere & Co.                                                6,991
--------------------------------------------------------------------------------

HOME PRODUCTS -- 1.1%
--------------------------------------------------------------------------------
     403,400   Newell Rubbermaid Inc.                                    13,078
--------------------------------------------------------------------------------

HOTELS -- 1.7%
--------------------------------------------------------------------------------
     810,900   Hilton Hotels Corp.                                        9,974
--------------------------------------------------------------------------------
     323,600   MGM Mirage(1)                                             10,064
--------------------------------------------------------------------------------
                                                                         20,038
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 6.5%
--------------------------------------------------------------------------------
     314,300   American Standard Companies Inc.(1)                       20,964
--------------------------------------------------------------------------------
     490,500   Black & Decker Corporation(2)                             22,936
--------------------------------------------------------------------------------
     367,437   Fastenal Company                                          12,487
--------------------------------------------------------------------------------
      58,400   Grainger (W.W.), Inc.                                      2,830
--------------------------------------------------------------------------------
     194,400   Idex Corporation                                           5,840
--------------------------------------------------------------------------------
      80,021   Ingersoll-Rand Company                                     3,121
--------------------------------------------------------------------------------
     260,000   Pentair, Inc.                                              8,590
--------------------------------------------------------------------------------
                                                                         76,768
--------------------------------------------------------------------------------

INDUSTRIAL SERVICES -- 1.4%
--------------------------------------------------------------------------------
     487,872   Manpower Inc.                                             16,636
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 8.5%
--------------------------------------------------------------------------------
     582,600   Affiliated Computer
               Services Inc.(1)                                          26,830
--------------------------------------------------------------------------------
     174,548   BISYS Group, Inc. (The)(1)                                 3,124
--------------------------------------------------------------------------------
     447,900   ChoicePoint Inc.(1)                                       16,957
--------------------------------------------------------------------------------
      93,100   Computer Sciences Corp.(1)                                 3,006
--------------------------------------------------------------------------------
     530,810   Corporate Executive
               Board Co. (The)(1)                                        17,615
--------------------------------------------------------------------------------
     311,393   Getty Images Inc.(1)                                       8,921
--------------------------------------------------------------------------------
     479,700   Paychex, Inc.                                             13,830
--------------------------------------------------------------------------------
     268,000   Pec Solutions Inc.(1)                                      9,293
--------------------------------------------------------------------------------
                                                                         99,576
--------------------------------------------------------------------------------

LIFE  HEALTH INSURANCE -- 1.6%
--------------------------------------------------------------------------------
     605,300   Aflac Inc.                                                18,425
--------------------------------------------------------------------------------

MEDIA -- 5.0%
--------------------------------------------------------------------------------
     482,800   Cox Radio Inc. Cl A(1)                                    11,462
--------------------------------------------------------------------------------
     351,300   Entercom Communications Corp.(1)                          17,291
--------------------------------------------------------------------------------
     840,700   Westwood One, Inc.(1)                                     30,517
--------------------------------------------------------------------------------
                                                                         59,270
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
    16

Heritage - Schedule of Investments

OCTOBER 31, 2002

Shares                        ($ in Thousands)                           Value
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 9.2%
--------------------------------------------------------------------------------
     398,800   Alcon, Inc.(1)                                        $   16,359
--------------------------------------------------------------------------------
     271,100   Bard (C.R.), Inc.                                         15,163
--------------------------------------------------------------------------------
     100,500   Beckman Coulter Inc.                                       2,799
--------------------------------------------------------------------------------
     243,600   Boston Scientific Corp.(1)                                 9,167
--------------------------------------------------------------------------------
     386,200   Dentsply International Inc.                               14,245
--------------------------------------------------------------------------------
     352,400   Henry Schein, Inc.(1)                                     17,683
--------------------------------------------------------------------------------
     283,500   St. Jude Medical, Inc.(1)                                 10,095
--------------------------------------------------------------------------------
     843,000   Steris Corp.(1)                                           22,366
--------------------------------------------------------------------------------
                                                                        107,877
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 6.9%
--------------------------------------------------------------------------------
     515,243   Accredo Health Inc.(1)                                    23,812
--------------------------------------------------------------------------------
     438,900   First Health Group Corp.(1)                               11,368
--------------------------------------------------------------------------------
     554,700   Health Management
               Associates, Inc. Cl A(1)                                  10,606
--------------------------------------------------------------------------------
   1,371,774   Omnicare, Inc.                                            29,808
--------------------------------------------------------------------------------
      68,700   Wellpoint Health Networks Inc.(1)                          5,167
--------------------------------------------------------------------------------
                                                                         80,761
--------------------------------------------------------------------------------

MINING & METALS -- 1.2%
--------------------------------------------------------------------------------
     295,900   Ball Corporation                                          14,330
--------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 1.4%
--------------------------------------------------------------------------------
     303,800   Genuine Parts Company                                      8,975
--------------------------------------------------------------------------------
     132,300   Harley-Davidson, Inc.                                      6,919
--------------------------------------------------------------------------------
                                                                         15,894
--------------------------------------------------------------------------------

OIL SERVICES -- 5.2%
--------------------------------------------------------------------------------
     474,800   BJ Services Co.(1)                                        14,401
--------------------------------------------------------------------------------
     505,400   Cooper Cameron Corp.(1)                                   23,562
--------------------------------------------------------------------------------
     611,400   ENSCO International Inc.                                  16,532
--------------------------------------------------------------------------------
     177,500   Weatherford International Ltd.(1)                          7,107
--------------------------------------------------------------------------------
                                                                         61,602
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 0.7%
--------------------------------------------------------------------------------
      54,200   MGIC Investment Corp.                                      2,274
--------------------------------------------------------------------------------
     168,200   Radian Group Inc.                                          5,933
--------------------------------------------------------------------------------
                                                                          8,207
--------------------------------------------------------------------------------

PUBLISHING -- 0.7%
--------------------------------------------------------------------------------
     176,000   New York Times Co. (The) Cl A                              8,520
--------------------------------------------------------------------------------

RAILROADS -- 0.7%
--------------------------------------------------------------------------------
     206,900   Canadian National
               Railway Co. ORD                                            8,772
--------------------------------------------------------------------------------

RESTAURANTS -- 2.7%
--------------------------------------------------------------------------------
     303,900   Applebee's International Inc.                              7,231
--------------------------------------------------------------------------------
     361,300   Sonic Corporation(1)                                       8,415
--------------------------------------------------------------------------------
     725,800   Yum! Brands, Inc.(1)                                      16,352
--------------------------------------------------------------------------------
                                                                         31,998
--------------------------------------------------------------------------------

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------

SECURITIES  ASSET MANAGEMENT -- 2.8%
--------------------------------------------------------------------------------
     189,933   Affiliated Managers Group Inc.(1)                    $     9,861
--------------------------------------------------------------------------------
     479,600   Franklin Resources, Inc.                                  15,822
--------------------------------------------------------------------------------
     150,800   Legg Mason, Inc.                                           7,006
--------------------------------------------------------------------------------
                                                                         32,689
--------------------------------------------------------------------------------

SEMICONDUCTOR -- 2.5%
--------------------------------------------------------------------------------
     224,800   Linear Technology Corp.                                    6,216
--------------------------------------------------------------------------------
     285,288   Maxim Integrated Products, Inc.(1)                         9,079
--------------------------------------------------------------------------------
     560,950   Microchip Technology Inc.(1)                              13,684
--------------------------------------------------------------------------------
                                                                         28,979
--------------------------------------------------------------------------------

SPECIALTY STORES -- 3.5%
--------------------------------------------------------------------------------
     631,700   Dollar Tree Stores, Inc.(1)                               16,604
--------------------------------------------------------------------------------
     598,700   Insight Enterprises, Inc.(1)                               4,580
--------------------------------------------------------------------------------
     691,900   PETCO Animal Supplies, Inc.(1)                            17,322
--------------------------------------------------------------------------------
     160,800   Pier 1 Imports, Inc.                                       3,031
--------------------------------------------------------------------------------
                                                                         41,537
--------------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT -- 1.7%
--------------------------------------------------------------------------------
     327,173   Roadway Corp.                                             13,123
--------------------------------------------------------------------------------
     362,600   Werner Enterprises Inc.                                    7,413
--------------------------------------------------------------------------------
                                                                         20,536
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $1,035,316)                                                     1,071,612
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES* -- 5.9%
--------------------------------------------------------------------------------
Repurchase Agreement, Credit Suisse First
Boston Corp., (U.S. Treasury obligations), in a
joint trading account at 1.84%, dated 10/31/02,
due 11/1/02 (Delivery value $11,040)                                     11,039
--------------------------------------------------------------------------------
Repurchase Agreement, State Street Corp.,
(U.S. Treasury obligations), in a joint trading
account at 1.84%, dated 10/31/02,
due 11/1/02 (Delivery value $58,403)                                     58,400
--------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES
(Cost $69,439)                                                           69,439
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.9%
--------------------------------------------------------------------------------
Repurchase Agreement, Credit Suisse First
Boston Corp., (U.S. Treasury obligations), in a
joint trading account at 1.84%, dated 10/31/02,
due 11/1/02 (Delivery value $1,561)                                       1,561
--------------------------------------------------------------------------------
Repurchase Agreement, Deutsche Bank, Inc.,
(U.S. Treasury obligations), in a joint trading
account at 1.83%, dated 10/31/02,
due 11/1/02 (Delivery value $32,302)                                     32,300
--------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $33,861)                                                           33,861
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $1,138,616)                                                    $1,174,912
================================================================================

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                         17

Heritage - Schedule of Investments

OCTOBER 31, 2002

EQUITY FUTURES CONTRACTS*
                                                          (In Thousands)
                                 Expiration      Underlying Face    Unrealized
         Purchased                  Date         Amount at Value    Gain (Loss)
--------------------------------------------------------------------------------
 119  NASDAQ 100 Futures        December 2002         $11,775        $    537
--------------------------------------------------------------------------------
 272  S&P MidCap 400 Futures    December 2002          57,664          (1,753)
--------------------------------------------------------------------------------
                                                      $69,439         $(1,216)
                                               =================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
 By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements.

------
    18

Growth - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------
                                                                          RUSSELL 1000
                                                           GROWTH         GROWTH INDEX     S&P 500 INDEX
-------------------------------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 6/30/71)(1)
-------------------------------------------------------------------------------------------------------------
  6 months(2)                                             -18.05%           -17.87%          -17.02%
-------------------------------------------------------------------------------------------------------------
  1 Year                                                  -17.09%           -19.62%          -15.11%
-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------
  3 Years                                                 -15.22%           -19.19%          -12.22%
-------------------------------------------------------------------------------------------------------------
  5 Years                                                  -0.33%            -2.45%            0.73%
-------------------------------------------------------------------------------------------------------------
  10 Years                                                  6.36%             7.46%            9.88%
-------------------------------------------------------------------------------------------------------------
  Life of Class                                            15.27%            N/A(3)           10.96%
-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 6/4/97)
-------------------------------------------------------------------------------------------------------------
  6 months(2)                                             -18.20%           -17.87%          -17.02%
-------------------------------------------------------------------------------------------------------------
  1 Year                                                  -17.32%           -19.62%          -15.11%
-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------
  3 Years                                                 -15.48%           -19.19%          -12.22%
-------------------------------------------------------------------------------------------------------------
  5 Years                                                  -0.62%            -2.45%            0.73%
-------------------------------------------------------------------------------------------------------------
  Life of Class                                             1.91%            -0.92%(4)         2.21%(4)
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 6/16/97)
-------------------------------------------------------------------------------------------------------------
  6 months(2)                                             -17.98%           -17.87%          -17.02%
-------------------------------------------------------------------------------------------------------------
  1 Year                                                  -16.93%           -19.62%          -15.11%
-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------
  3 Years                                                 -15.03%           -19.19%          -12.22%
-------------------------------------------------------------------------------------------------------------
  5 Years                                                  -0.11%            -2.45%            0.73%
-------------------------------------------------------------------------------------------------------------
  Life of Class                                             1.39%            -1.66%(5)         1.41%(5)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                          GROWTH           GROWTH         RUSSELL 1000
                                        (NO CDSC*)       (WITH CDSC)      GROWTH INDEX     S&P 500 INDEX
-------------------------------------------------------------------------------------------------------------
C CLASS (INCEPTION 11/28/01)
-------------------------------------------------------------------------------------------------------------
  6 months(2)                            -18.46%          -19.28%           -17.87%          -17.02%
-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------
  Life of Class(2)                       -24.36%          -25.11%           -26.66%(6)       -21.15%(6)
-------------------------------------------------------------------------------------------------------------

*CDSC stands for "contingent deferred sales charge." Growth's CDSC is charged to investors if they redeem C Class shares within 18 months of purchase. The SEC requires that mutual funds provide performance information net of the CDSC in all cases where the charge could be applied. Returns "with CDSC" reflect the deduction of the applicable CDSC imposed on shares redeemed within the reporting period.

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2) Returns for periods less than one year are not annualized.

(3) Benchmark began 1/1/79.

(4) Since 5/31/97, the date nearest the class's inception for which data are available.

(5) Since 6/30/97, the date nearest the class's inception for which data are available.

(6) Since 11/30/01, the date nearest the class's inception for which data are available.

See pages 52-57 for information about share classes, the indices, and returns.

                                                                    (continued)

                                                                         ------
                                                                         19

Growth - Performance

GROWTH OF $10,000 OVER 10 YEARS
$10,000 investment made October 31, 1992

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
---------------------------------------------------------------------------------------------------------
                1993    1994     1995     1996     1997     1998     1999     2000     2001      2002
---------------------------------------------------------------------------------------------------------
Growth          8.48%   2.66%   22.31%    8.18%   27.85%   18.53%   36.31%   11.49%   -34.14%   -17.09%
---------------------------------------------------------------------------------------------------------
Russell 1000
Growth Index    7.31%   5.40%   29.23%   22.05%   30.47%   24.64%   34.25%    9.33%   -39.95%   -19.62%
---------------------------------------------------------------------------------------------------------

The charts on the performance pages give historical return data for Growth.
Returns for the indices are provided for comparison. Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 1000 Growth Index do not.
Unless otherwise indicated, the charts are based on Investor Class shares;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
    20

Growth - Performance Review

[photo of Greg Woodhams and Prescott LeGard]

A performance summary from Greg Woodhams and Prescott LeGard, portfolio managers on the Growth investment team.

Growth declined 17.09%* during the year ended October 31, 2002. Growth's benchmark, the Russell 1000 Growth Index, fell 19.62%, and the average large-cap growth fund tracked by Lipper Inc. lost 19.13% of its value.

Though results have been negative, Growth also has performed better than its benchmark and peers on a longer-term basis. During the last three years, the portfolio declined an average of 15.22% per year while the benchmark fell an average of 19.19% and the average peer lost 17.13%. On a five-year basis, Growth declined 0.33% on average compared to annual losses of 2.45% and 2.28% for the benchmark and peers respectively.

Shifting investor sentiment and volatility marked Growth's fiscal year. As we discussed in our semiannual report to you last April, Growth turned in positive results during the first half of the period as investors balanced positive economic news with disappointing corporate profits. In the second half, investor sentiment took a distinct turn for the worse amid corporate scandals, tepid economic growth and rising international tension. Stock prices fell sharply as the confluence of these negative trends more than outweighed a modest improvement in corporate profits.

CONSUMERS A SOURCE OF STRENGTH

Facing uncertain conditions, consumers remained remarkably resilient and drove positive results for many companies whose earnings are dependent on consumer spending. In the Growth portfolio, this is reflected in contributions from our investments in manufacturers of non-cyclical products. Examples include companies that make everyday household goods such as laundry detergent and cleaning products as well as snacks and prepared foods. We also earned positive results from brewers, including Anheuser-Busch. The world's leading brewer saw its profits grow due to unit sales growth and the successful implementation of price increases.

Though they came under pressure when the market declined last summer, our investments in clothing stores and selected holdings in department stores

 PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                  AS OF 10/31/02
-------------------------------------------------------------------------------
Net Assets                                         $4.4 billion
-------------------------------------------------------------------------------
                                          10/31/02              10/31/01
-------------------------------------------------------------------------------
No. of Holdings                              105                   98
-------------------------------------------------------------------------------
P/E Ratio                                   30.7                  32.4
-------------------------------------------------------------------------------
Median Market                               $24.8                 $25.9
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                             $86                  $103
Market Capitalization                      billion               billion
-------------------------------------------------------------------------------
Portfolio Turnover                          135%                  114%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                       1.00%                 1.00%
-------------------------------------------------------------------------------

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

                                                                         ------
                                                                         21

Growth - Performance Review

and specialty retailers also turned in positive results. A good example is
Wal-Mart, which delivered solid earnings as it gained U.S. market share among increasingly bargain-conscious shoppers.

In a difficult environment, our bottom-up search for companies experiencing accelerating growth also led us to opportunities in industries that often are overlooked by growth investors. This included delivery companies and manufacturers of heavy machinery and equipment. Investors also benefited from our stake in diversified manufacturers, including 3M. The company, which makes a broad range of commercial, industrial, health care and consumer products, benefited from cost controls implemented by a new management team and from improving international sales.

TECHNOLOGY, HEALTH CARE AND FINANCIAL ISSUES DECLINE

With their earnings under pressure, corporations continued to restrain capital expenditures. This weighed heavily on our investments in hardware, software and electrical equipment manufacturers whose revenues are tied to corporate technology spending. This included EMC, the

TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                          AS OF                AS OF
                                        10/31/02              4/30/02
--------------------------------------------------------------------------------
Drugs                                    12.8%                 13.3%
--------------------------------------------------------------------------------
Computer Software                         7.3%                  3.4%
--------------------------------------------------------------------------------
Computer Hardware
& Business Machines                       6.5%                  4.4%
--------------------------------------------------------------------------------
Food & Beverage                           6.3%                  7.1%
--------------------------------------------------------------------------------
Banks                                     5.3%                  4.3%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          AS OF                AS OF
                                        10/31/02              4/30/02
-------------------------------------------------------------------------------
U.S. Common Stocks
& Equity Futures                         93.5%                 94.2%
-------------------------------------------------------------------------------
Foreign Stocks                            5.5%                  4.0%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    99.0%                 98.2%
-------------------------------------------------------------------------------
Temporary
Cash Investments                          1.0%                  1.8%
-------------------------------------------------------------------------------

leading manufacturer of data storage equipment. Though the company controlled costs and saw pricing for its products stabilize, its shares declined when an expected recovery in demand did not materialize.

Our health care holdings declined along with the market. The main detractors were pharmaceutical companies, which accounted for Growth's largest industry weighting. Many drug companies' profits were hampered by generic competition, government pressure to lower prices for Medicare and Medicaid, and by delays in new product introductions. Pfizer, a maker of such market-leading products as
Viagra, Lipitor and Celebrex, was one of the companies caught in the downturn.
Its shares declined even though it faces limited generic competition and benefits from a slowdown in the FDA approval process that has delayed the introduction of competitive products.

Selected makers of medical products generated positive returns due to sales growth and advances in product development. A top contributor was Medtronic, a diversified medical technology company that manufactures devices used in the treatment of chronic cardiovascular, vascular, spinal and neurological conditions. The

                                                                    (continued)

------
    22

Growth - Performance Review

company enjoyed profit growth on the strength of rising sales, particularly in its cardiac rhythm management division, which manufactures pacemakers and implantable defibrillators.

Financial stocks also hurt our returns. Financial services companies and banks fell as investors worried about loan defaults amid high-profile bankruptcies and slowing economic growth. Property and casualty insurance companies also declined even though industry leaders benefited from improved pricing conditions. On a positive note, our holdings in life and health insurance companies gained ground.

LOOKING AHEAD

While terrorism, war and a double-dip recession remain threats to the equity market, there are indications that the pressure on stock prices is beginning to ease. In particular, the economy and corporate profits have begun to show tangible, albeit moderate, improvement. If these trends continue, they could provide support for positive market returns in 2003.

In a management related note, Kim Goodwin left American Century during the year.
Greg Woodhams, a Growth portfolio manager since 1998, and Prescott LeGard, a
Growth portfolio manager since 2000, continue to lead the team. They are supported by four dedicated investment analysts.

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                             % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                          AS OF               AS OF
                                        10/31/02             4/30/02
-------------------------------------------------------------------------------
Microsoft Corp.                           5.6%                  2.4%
-------------------------------------------------------------------------------
Johnson & Johnson                         3.3%                  3.2%
-------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                     3.0%                  3.3%
-------------------------------------------------------------------------------
Procter & Gamble
Co. (The)                                 2.9%                  2.0%
-------------------------------------------------------------------------------
Pfizer, Inc.                              2.8%                  2.4%
-------------------------------------------------------------------------------
3M Co.                                    2.6%                  2.1%
-------------------------------------------------------------------------------
Dell Computer Corp.                       2.3%                  0.9%
-------------------------------------------------------------------------------
American International
Group, Inc.                               2.1%                  1.3%
-------------------------------------------------------------------------------
Pharmacia Corp.                           2.1%                  0.8%
-------------------------------------------------------------------------------
Medtronic                                 2.0%                  0.4%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                         ------
                                                                         23

Growth - Schedule of Investments

OCTOBER 31, 2002

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.9%

ALCOHOL -- 2.8%
--------------------------------------------------------------------------------
   1,309,000   Anheuser-Busch Companies, Inc.                        $   69,063
--------------------------------------------------------------------------------
   1,325,813   Heineken NV ORD                                           53,242
--------------------------------------------------------------------------------
                                                                        122,305
--------------------------------------------------------------------------------

BANKS -- 5.3%
--------------------------------------------------------------------------------
     766,000   Bank of America Corp.                                     53,467
--------------------------------------------------------------------------------
   1,905,066   Citigroup Inc.                                            70,393
--------------------------------------------------------------------------------
     912,400   Fifth Third Bancorp                                       57,978
--------------------------------------------------------------------------------
     443,200   State Street Corp.                                        18,335
--------------------------------------------------------------------------------
     713,700   Wells Fargo & Co.                                         36,020
--------------------------------------------------------------------------------
                                                                        236,193
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.4%
--------------------------------------------------------------------------------
   1,314,432   Amgen Inc.(1)                                             61,226
--------------------------------------------------------------------------------
     333,600   Genzyme Corp.(1)                                           9,291
--------------------------------------------------------------------------------
   1,088,300   Gilead Sciences, Inc.(1)                                  37,769
--------------------------------------------------------------------------------
                                                                        108,286
--------------------------------------------------------------------------------

CHEMICALS -- 3.0%
--------------------------------------------------------------------------------
     917,200   3M Co.                                                   116,430
--------------------------------------------------------------------------------
     310,700   Ecolab Inc.                                               14,991
--------------------------------------------------------------------------------
                                                                        131,421
--------------------------------------------------------------------------------

CLOTHING STORES -- 0.4%
--------------------------------------------------------------------------------
     960,400   Nordstrom, Inc.                                           19,131
--------------------------------------------------------------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 6.5%
--------------------------------------------------------------------------------
   4,584,100   Cisco Systems Inc.(1)                                     51,250
--------------------------------------------------------------------------------
   3,552,500   Dell Computer Corp.(1)                                   101,620
--------------------------------------------------------------------------------
   1,656,000   EMC Corporation(1)                                         8,462
--------------------------------------------------------------------------------
     937,900   International Business
               Machines Corp.                                            74,038
--------------------------------------------------------------------------------
     726,900   Lexmark International
               Group, Inc. Cl A(1)                                       43,192
--------------------------------------------------------------------------------
     318,700   Qlogic Corp.(1)                                           11,092
--------------------------------------------------------------------------------
                                                                        289,654
--------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 7.3%
--------------------------------------------------------------------------------
   2,021,600   BEA Systems, Inc.(1)                                      16,324
--------------------------------------------------------------------------------
     842,000   BMC Software Inc.(1)                                      13,421
--------------------------------------------------------------------------------
   4,614,200   Microsoft Corp.(1)(2)                                    246,699
--------------------------------------------------------------------------------
   4,529,700   Oracle Corp.(1)                                           46,158
--------------------------------------------------------------------------------
                                                                        322,602
--------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 0.4%
---------------------------------------------------------------------------------
     297,100   Lockheed Martin Corp.                                     17,202
---------------------------------------------------------------------------------

DEPARTMENT STORES -- 3.5%
--------------------------------------------------------------------------------
     115,900   Federated Department
               Stores, Inc.(1)                                            3,558
--------------------------------------------------------------------------------
     678,600   Target Corp.                                              20,439
--------------------------------------------------------------------------------
   2,491,200   Wal-Mart Stores, Inc.                                    133,404
--------------------------------------------------------------------------------
                                                                        157,401
--------------------------------------------------------------------------------

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------

DRUGS -- 12.8%
--------------------------------------------------------------------------------
   1,329,000   Abbott Laboratories                                   $   55,645
--------------------------------------------------------------------------------
     561,000   Eli Lilly and Company                                     31,136
--------------------------------------------------------------------------------
     396,100   Forest Laboratories, Inc. Cl A(1)                         38,814
--------------------------------------------------------------------------------
   2,515,000   Johnson & Johnson                                        147,755
--------------------------------------------------------------------------------
   1,551,802   Novartis AG ORD                                           59,123
--------------------------------------------------------------------------------
   3,924,950   Pfizer, Inc.                                             124,696
--------------------------------------------------------------------------------
   2,127,900   Pharmacia Corp.                                           91,500
--------------------------------------------------------------------------------
     479,700   Wyeth                                                     16,070
--------------------------------------------------------------------------------
                                                                        564,739
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.0%
--------------------------------------------------------------------------------
     868,900   McData Corp. Cl A(1)                                       5,704
--------------------------------------------------------------------------------
   2,072,800   Nokia Corp. Cl A ADR                                      34,450
--------------------------------------------------------------------------------
     617,100   Tellabs, Inc.(1)                                           4,724
--------------------------------------------------------------------------------
                                                                         44,878
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 1.9%
--------------------------------------------------------------------------------
     679,500   Apache Corp.                                              36,735
--------------------------------------------------------------------------------
     563,500   Exxon Mobil Corp.                                         18,967
--------------------------------------------------------------------------------
   1,142,300   Ocean Energy, Inc.                                        21,281
--------------------------------------------------------------------------------
     246,137   Pioneer Natural Resources Co.(1)                           6,121
--------------------------------------------------------------------------------
                                                                         83,104
--------------------------------------------------------------------------------

ENTERTAINMENT -- 1.8%
--------------------------------------------------------------------------------
   1,784,382   Viacom, Inc. Cl B(1)                                      79,601
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 5.3%
--------------------------------------------------------------------------------
   1,038,900   American Express Co.                                      37,785
--------------------------------------------------------------------------------
     547,300   Fannie Mae                                                36,592
--------------------------------------------------------------------------------
     960,200   Freddie Mac                                               59,129
--------------------------------------------------------------------------------
   3,480,000   General Electric Co.(2)                                   87,871
--------------------------------------------------------------------------------
     694,300   MBNA Corp.                                                14,101
--------------------------------------------------------------------------------
                                                                        235,478
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 6.3%
--------------------------------------------------------------------------------
   1,375,000   Coca-Cola Company (The)                                   63,910
--------------------------------------------------------------------------------
     775,900   Kellogg Co.                                               24,720
--------------------------------------------------------------------------------
     220,243   Nestle SA ORD                                             47,173
--------------------------------------------------------------------------------
   1,119,700   PepsiCo, Inc.                                             49,379
--------------------------------------------------------------------------------
   2,158,400   SYSCO Corp.                                               68,378
--------------------------------------------------------------------------------
     538,600   Wrigley (Wm.) Jr. Company                                 28,422
--------------------------------------------------------------------------------
                                                                        281,982
--------------------------------------------------------------------------------

HEAVY MACHINERY -- 1.1%
--------------------------------------------------------------------------------
   1,011,400   Deere & Co.                                               46,919
--------------------------------------------------------------------------------

HOME PRODUCTS -- 3.5%
--------------------------------------------------------------------------------
     966,200   Gillette Company                                          28,870
--------------------------------------------------------------------------------
   1,438,800   Procter & Gamble Co. (The)                               127,262
--------------------------------------------------------------------------------
                                                                        156,132
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 0.4%
--------------------------------------------------------------------------------
     301,500   Illinois Tool Works Inc.                                  18,512
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
    24

Growth - Schedule of Investments

OCTOBER 31, 2002

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 0.3%
--------------------------------------------------------------------------------
     422,300   First Data Corp.                                      $   14,755
--------------------------------------------------------------------------------

INTERNET -- 0.9%
--------------------------------------------------------------------------------
     295,763   F5 Networks, Inc.(1)                                       2,780
--------------------------------------------------------------------------------
     153,700   Hotels.com(1)                                              9,581
--------------------------------------------------------------------------------
   1,888,400   Yahoo! Inc.(1)                                            28,166
--------------------------------------------------------------------------------
                                                                         40,527
--------------------------------------------------------------------------------

INVESTMENT TRUSTS -- 5.0%
--------------------------------------------------------------------------------
     338,100   iShares S&P 500 Index Fund                                30,033
--------------------------------------------------------------------------------
   2,131,800   Nasdaq 100-Index Tracking Stock(1)                        52,378
--------------------------------------------------------------------------------
     942,900   Standard and Poor's 500
               Depositary Receipt                                        83,730
--------------------------------------------------------------------------------
     744,700   Standard and Poor's
               MidCap 400 Depositary Receipt                             57,863
--------------------------------------------------------------------------------
                                                                        224,004
--------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE -- 1.2%
--------------------------------------------------------------------------------
     211,800   AETNA Inc.                                                 8,536
--------------------------------------------------------------------------------
     553,600   Aflac Inc.                                                16,852
--------------------------------------------------------------------------------
   1,018,200   Principal Financial Group(1)                              28,560
--------------------------------------------------------------------------------
                                                                         53,948
--------------------------------------------------------------------------------

MEDIA -- 1.3%
--------------------------------------------------------------------------------
   1,734,100   Disney (Walt) Co.                                         28,959
--------------------------------------------------------------------------------
     277,000   Entercom Communications Corp.(1)                          13,634
--------------------------------------------------------------------------------
     447,400   Westwood One, Inc.(1)                                     16,241
--------------------------------------------------------------------------------
                                                                         58,834
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 4.4%
--------------------------------------------------------------------------------
   1,172,400   Boston Scientific Corp.(1)                                44,117
--------------------------------------------------------------------------------
   1,991,500   Medtronic, Inc.                                           89,220
--------------------------------------------------------------------------------
   1,391,200   St. Jude Medical, Inc.(1)                                 49,541
--------------------------------------------------------------------------------
     276,600   Zimmer Holdings Inc.(1)                                   11,401
--------------------------------------------------------------------------------
                                                                        194,279
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 1.2%
--------------------------------------------------------------------------------
     191,800   Cardinal Health, Inc.                                     13,274
--------------------------------------------------------------------------------
     507,900   HCA Inc.                                                  22,090
--------------------------------------------------------------------------------
     192,100   UnitedHealth Group Incorporated                           17,471
--------------------------------------------------------------------------------
                                                                         52,835
--------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 1.1%
--------------------------------------------------------------------------------
     319,700   DaimlerChrysler AG(1)                                     10,902
--------------------------------------------------------------------------------
     600,800   General Motors Corp.                                      19,976
--------------------------------------------------------------------------------
     176,200   Johnson Controls, Inc.                                    13,744
--------------------------------------------------------------------------------
     108,300   Lear Corp.(1)                                              3,958
--------------------------------------------------------------------------------
                                                                         48,580
--------------------------------------------------------------------------------

Shares                        ($ in Thousands)                            Value
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 3.2%
--------------------------------------------------------------------------------
   1,212,100   Allstate Corp.                                        $   48,217
--------------------------------------------------------------------------------
   1,508,837   American International
                Group, Inc.                                              94,378
--------------------------------------------------------------------------------
                                                                        142,595
--------------------------------------------------------------------------------

PUBLISHING -- 0.5%
--------------------------------------------------------------------------------
     265,100   E.W. Scripps Company (The)                                20,463
--------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 2.8%
--------------------------------------------------------------------------------
     457,800   Bear Stearns Companies Inc. (The)                         27,949
--------------------------------------------------------------------------------
     250,900   Edwards (A.G.), Inc.                                       8,255
--------------------------------------------------------------------------------
   1,138,800   Franklin Resources, Inc.                                  37,568
--------------------------------------------------------------------------------
     427,200   Goldman Sachs Group, Inc. (The)                           30,588
--------------------------------------------------------------------------------
     526,700   Morgan Stanley Dean Witter & Co.                          20,499
--------------------------------------------------------------------------------
                                                                        124,859
--------------------------------------------------------------------------------

SEMICONDUCTOR -- 4.3%
--------------------------------------------------------------------------------
     392,300   Analog Devices, Inc.(1)                                   10,514
--------------------------------------------------------------------------------
   1,616,600   Applied Materials, Inc.(1)                                24,281
--------------------------------------------------------------------------------
   4,866,500   Intel Corp.                                               84,239
--------------------------------------------------------------------------------
     368,400   KLA-Tencor Corp.(1)                                       13,121
--------------------------------------------------------------------------------
   1,160,800   Linear Technology Corp.                                   32,096
--------------------------------------------------------------------------------
     374,900   Maxim Integrated Products, Inc.(1)                        11,931
--------------------------------------------------------------------------------
     762,444   STMicroelectronics N.V.
               New York Shares                                           14,997
--------------------------------------------------------------------------------
                                                                        191,179
--------------------------------------------------------------------------------

SPECIALTY STORES -- 2.1%
--------------------------------------------------------------------------------
     586,500   Best Buy Co., Inc.(1)                                     12,088
--------------------------------------------------------------------------------
     585,200   CVS Corp.                                                 16,228
--------------------------------------------------------------------------------
     652,100   Home Depot, Inc.                                          18,833
--------------------------------------------------------------------------------
     438,200   Lowe's Companies, Inc.                                    18,286
--------------------------------------------------------------------------------
     863,250   Walgreen Co.                                              29,134
--------------------------------------------------------------------------------
                                                                         94,569
--------------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT -- 0.4%
--------------------------------------------------------------------------------
     290,700   United Parcel Service, Inc. Cl B                          17,445
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS -- 0.5%
-------------------------------------------------------------------------------
   1,457,000   Vodafone Group PLC                                        23,195
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $3,956,241)                                                     4,217,607
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                         25

Growth - Schedule of Investments

OCTOBER 31, 2002

                              ($ in Thousands)                            Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES** -- 4.1%
--------------------------------------------------------------------------------
Repurchase Agreement, Credit Suisse First
Boston Corp., (U.S. Treasury obligations), in a
joint trading account at 1.84%, dated 10/31/02,
due 11/1/02 (Delivery value $183,080)
(Cost $183,071)                                                      $  183,071
--------------------------------------------------------------------------------

                              ($ in Thousands)                            Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.0%
--------------------------------------------------------------------------------
Repurchase Agreement, Credit Suisse First
Boston Corp., (U.S. Treasury obligations), in a
joint trading account at 1.84%, dated 10/31/02,
due 11/1/02 (Delivery value $39,931)                                 $   39,929
--------------------------------------------------------------------------------
Repurchase Agreement, State Street Corp.,
(U.S. Treasury obligations), in a joint trading
account at 1.84%, dated 10/31/02,
due 11/1/02 (Delivery value $3,800)                                       3,800
--------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $43,729)                                                           43,729
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $4,183,041)                                                    $4,444,407
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*
                                                    (In Thousands)
     Contracts           Settlement                            Unrealized
      to Sell               Date                Value             Loss
--------------------------------------------------------------------------------
  78,124,988 CHF         11/29/2002            $ 52,906         $  (552)
--------------------------------------------------------------------------------
  57,220,270 EURO        11/29/2002              56,577            (456)
--------------------------------------------------------------------------------
                                               $109,483         $(1,008)
                                       =========================================

(Value on Settlement Date $108,475)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future --
 and at a prearranged exchange rate.

EQUITY FUTURES CONTRACTS**
                                                    (In Thousands)
                                Expiration      Underlying Face    Unrealized
       Purchased                   Date         Amount at Value    Gain (Loss)
--------------------------------------------------------------------------------
528  NASDAQ 100 Futures        December 2002       $ 52,246          $3,406
--------------------------------------------------------------------------------
380  S&P 500 Futures           December 2002         83,761             132
--------------------------------------------------------------------------------
222  S&P MidCap 400 Futures    December 2002         47,064            (241)
--------------------------------------------------------------------------------
                                                   $183,071          $3,297
                                              ==================================

**EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements.

------
    26

Statement of Assets and Liabilities

OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------
                                                                   SELECT          HERITAGE            GROWTH
------------------------------------------------------------------------------------------------------------------

ASSETS                                                                         (In Thousands)
------------------------------------------------------------------------------------------------------------------
Investment securities, at value
(cost of $3,253,119, $1,138,616,
and $4,183,041, respectively) (Note 7)                            $3,699,407        $1,174,912        $4,444,407
------------------------------------------------------------
Cash                                                                   3,142             2,652                --
------------------------------------------------------------
Collateral for securities loaned, at value (Note 5)                  160,705                --                --
------------------------------------------------------------
Receivable for investments sold                                       87,072             2,976            71,184
------------------------------------------------------------
Receivable for capital shares sold                                         6               297               207
------------------------------------------------------------
Dividends, interest and other income receivable                        3,117               305             3,755
------------------------------------------------------------------------------------------------------------------
                                                                   3,953,449         1,181,142         4,519,553
------------------------------------------------------------------------------------------------------------------

LIABILITIES                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                            --                --             2,732
------------------------------------------------------------
Payable for investments purchased                                     59,841            13,804            71,244
------------------------------------------------------------
Payable for securities loaned, at value (Note 5)                     160,705                --                --
------------------------------------------------------------
Payable for forward foreign currency exchange contracts                  127                --             1,008
------------------------------------------------------------
Payable for variation margin on futures contracts                      1,210               188               991
------------------------------------------------------------
Accrued management fees (Note 2)                                       3,065               943             3,593
------------------------------------------------------------
Distribution fees payable (Note 2)                                         4                 1                 7
------------------------------------------------------------
Service fees payable (Note 2)                                              4                 1                 7
------------------------------------------------------------------------------------------------------------------
                                                                     224,956            14,937            79,582
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                        $3,728,493        $1,166,205        $4,439,971
==================================================================================================================

NET ASSETS CONSIST OF:                                                         (In Thousands)
------------------------------------------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                           $4,424,400        $1,459,743        $6,442,933
------------------------------------------------------------
Undistributed net investment income                                    9,611                --             1,008
------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                 (1,147,858)         (328,623)       (2,267,782)
------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies (Note 7)             442,340            35,085           263,812
------------------------------------------------------------------------------------------------------------------
                                                                  $3,728,493        $1,166,205        $4,439,971

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
------------------------------------------------------------------------------------------------------------------
Net assets                                                    $3,522,163,178    $1,010,066,197    $3,951,152,179
------------------------------------------------------------
Shares outstanding                                               121,839,058       110,821,380       267,050,454
------------------------------------------------------------
Net asset value per share                                             $28.91             $9.11            $14.80
------------------------------------------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
------------------------------------------------------------------------------------------------------------------
Net assets                                                       $20,432,493        $3,737,323       $32,530,224
------------------------------------------------------------
Shares outstanding                                                   712,902           412,912         2,213,101
------------------------------------------------------------
Net asset value per share                                             $28.66             $9.05            $14.70
------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
------------------------------------------------------------------------------------------------------------------
Net assets                                                      $185,897,117      $152,256,138      $455,806,729
------------------------------------------------------------
Shares outstanding                                                 6,388,275        16,609,196        30,649,771
------------------------------------------------------------
Net asset value per share                                             $29.10             $9.17            $14.87
------------------------------------------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
------------------------------------------------------------------------------------------------------------------
Net assets                                                                N/A         $145,649          $482,106
------------------------------------------------------------
Shares outstanding                                                        N/A           16,210            32,890
------------------------------------------------------------
Net asset value per share                                                 N/A            $8.99            $14.66
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                         ------
                                                                         27

Statement of Operations

YEAR ENDED OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------
                                                   SELECT            HERITAGE          GROWTH
-------------------------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS)                                          (In Thousands)
-------------------------------------------------------------------------------------------------

INCOME:
---------------------------------------------
Dividends (net of foreign taxes
withheld of $103, $35,
and $438, respectively)                            $   50,894       $    6,156       $   47,961
---------------------------------------------
Interest and other                                      4,166            2,197            5,586
-------------------------------------------------------------------------------------------------
                                                       55,060            8,353           53,547
-------------------------------------------------------------------------------------------------

EXPENSES (Note 2):
---------------------------------------------
Management fees                                        45,243           13,091           55,124
---------------------------------------------
Distribution fees:
---------------------------------------------
  Advisor Class                                            58                8               82
---------------------------------------------
  C Class                                                  --               --                2
---------------------------------------------
Service fees:
---------------------------------------------
  Advisor Class                                            58                8               82
---------------------------------------------
  C Class                                                  --               --                1
---------------------------------------------
Directors' fees and expenses                               49               14               60
-------------------------------------------------------------------------------------------------
                                                       45,408           13,121           55,351
-------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                            9,652           (4,768)          (1,804)
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)                               (In Thousands)
-------------------------------------------------------------------------------------------------

NET REALIZED LOSS ON:
---------------------------------------------
Investment transactions (Note 3)                     (503,574)        (105,894)        (960,245)
---------------------------------------------
Foreign currency transactions                             149               15           (9,451)
-------------------------------------------------------------------------------------------------
                                                     (503,425)        (105,879)        (969,696)
-------------------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
---------------------------------------------
Investments (Note 7)                                 (302,782)         (31,566)          10,693
---------------------------------------------
Translation of assets and liabilities
in foreign currencies (Note 7)                           (127)               8           (1,245)
-------------------------------------------------------------------------------------------------
                                                     (302,909)         (31,558)           9,448
-------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                     (806,334)        (137,437)        (960,248)
-------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           $(796,682)       $(142,205)       $(962,052)
=================================================================================================

See Notes to Financial Statements.

------
    28

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2002 AND OCTOBER 31, 2001

                                                        SELECT                            HERITAGE
--------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS                           2002           2001                 2002            2001
--------------------------------------------------------------------------------------------------------------

OPERATIONS                                                            (In Thousands)
--------------------------------------------------------------------------------------------------------------

Net investment income (loss)                $     9,652     $     9,049          $   (4,768)      $     (295)
---------------------------------------
Net realized loss                              (503,425)       (620,120)           (105,879)        (222,771)
---------------------------------------
Change in net unrealized appreciation          (302,909)     (1,480,061)            (31,558)        (425,928)
--------------------------------------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                      (796,682)     (2,091,132)           (142,205)        (648,994)
--------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS                                         (In Thousands)
--------------------------------------------------------------------------------------------------------------

From net investment income:
---------------------------------------
  Investor Class                                 (8,456)             --                  --               --
---------------------------------------
  Institutional Class                              (690)             --                  --               --
---------------------------------------
From net realized gains:
---------------------------------------
  Investor Class                                     --        (377,597)                 --         (373,645)
---------------------------------------
  Advisor Class                                      --          (1,214)                 --             (426)
---------------------------------------
  Institutional Class                                --         (13,880)                 --           (1,803)
--------------------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                               (9,146)       (392,691)                 --         (375,874)
--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)                                   (In Thousands)
--------------------------------------------------------------------------------------------------------------

Net increase (decrease)
in net assets from
capital share transactions                     (415,693)         66,155              20,572          326,814
--------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                   (1,221,521)     (2,417,668)           (121,633)        (698,054)

NET ASSETS                                                            (In Thousands)
--------------------------------------------------------------------------------------------------------------

Beginning of period                           4,950,014       7,367,682           1,287,838        1,985,892
--------------------------------------------------------------------------------------------------------------
End of period                               $ 3,728,493     $ 4,950,014          $1,166,205       $1,287,838
==============================================================================================================

Undistributed net investment income              $9,611          $9,014               --               --
==============================================================================================================

See Notes to Financial Statements.                                                                 (continued)

------

29

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2002 AND OCTOBER 31, 2001

                                                               GROWTH
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS                                   2002          2001
--------------------------------------------------------------------------------

OPERATIONS                                                  (In Thousands)
--------------------------------------------------------------------------------

Net investment loss                                 $    (1,804)   $      (599)
---------------------------------------
Net realized loss                                      (969,696)    (1,265,243)
---------------------------------------
Change in net unrealized appreciation                     9,448     (1,953,096)
--------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                              (962,052)    (3,218,938)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS                               (In Thousands)
--------------------------------------------------------------------------------

From net realized gains:
---------------------------------------
  Investor Class                                             --     (1,095,479)
---------------------------------------
  Advisor Class                                              --         (2,949)
---------------------------------------
  Institutional Class                                        --        (11,453)
--------------------------------------------------------------------------------
Decrease in net assets
from distributions                                           --     (1,109,881)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)                         (In Thousands)
--------------------------------------------------------------------------------

Net increase
(decrease)
in net assets
from
capital share transactions                             (422,085)       472,642
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                           (1,384,137)    (3,856,177)

NET ASSETS                                                  (In Thousands)
--------------------------------------------------------------------------------

Beginning of period                                   5,824,108      9,680,285
--------------------------------------------------------------------------------
End of period                                       $ 4,439,971    $ 5,824,108
================================================================================

Undistributed net investment income                      $1,008             --
================================================================================

See Notes to Financial Statements.

------
    30

Notes to Financial Statements

OCTOBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Select Fund (Select), Heritage Fund
(Heritage), and Growth Fund (Growth) (the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

MULTIPLE CLASS -- Select is authorized to issue the following classes of shares:
the Investor Class, the Advisor Class, and the Institutional Class. Heritage and
Growth are authorized to issue the following classes of shares: the Investor
Class, the Advisor Class, the Institutional Class, and the C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class commenced on November 28, 2001, for Growth.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Security lending income is recorded daily on the accrual basis.

FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar

                                                                    (continued)

------

31

Notes to Financial Statements

OCTOBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee for the funds is computed daily and paid monthly in arrears based on each class's pro rata share of the funds' average daily closing net assets during the previous month. The annual management fee for the Investor Class, the Advisor Class, the
Institutional Class and the C Class is 1.00%, 0.75%, 0.80%, and 1.00%,
respectively, for each of the funds, as applicable.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the year ended October 31, 2002, are detailed in the
Statement of Operations.

                                                                    (continued)

------
    32

Notes to Financial Statements

OCTOBER 31, 2002

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2002, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM (See Note 6). Select has a securities lending agreement with JPMorgan Chase Bank (Chase) (See Note 5). Chase is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2002, were as follows:

                             SELECT            HERITAGE            GROWTH
--------------------------------------------------------------------------------
                                            (In Thousands)
--------------------------------------------------------------------------------
Purchases                  $7,272,161         $1,561,439         $7,028,621
--------------------------------------------------------------------------------
Proceeds from sales        $7,642,305         $1,547,545         $7,449,918
--------------------------------------------------------------------------------

                                                                    (continued)

                                                                         ------
                                                                         33

Notes to Financial Statements

OCTOBER 31, 2002

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                     SELECT                     HERITAGE                      GROWTH
----------------------------------------------------------------------------------------------------------------
                               SHARES       AMOUNT         SHARES       AMOUNT         SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
INVESTOR CLASS                                               (In Thousands)
----------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED              360,000                     400,000                     800,000
================================================================================================================
Sold                             7,648    $ 254,798         35,580    $ 372,164         39,623     $   700,907
-----------------------------
Issued in reinvestment
of distributions                   221        8,038             --           --             --              --
-----------------------------
Redeemed                       (21,832)    (725,015)       (43,789)    (443,848)       (92,766)     (1,528,640)
----------------------------------------------------------------------------------------------------------------
Net decrease                   (13,963)   $(462,179)        (8,209)   $ (71,684)       (53,143)    $  (827,733)
================================================================================================================
YEAR ENDED OCTOBER 31, 2001
SHARES AUTHORIZED              360,000                     354,000                     710,000
================================================================================================================
Sold                             8,074    $ 332,615         40,474    $ 531,168         31,697    $    694,176
-----------------------------
Issued in reinvestment
of distributions                 8,013      361,964         26,373      366,856         43,025       1,046,358
-----------------------------
Redeemed                       (16,048)    (649,980)       (51,253)    (660,269)       (61,948)     (1,311,499)
----------------------------------------------------------------------------------------------------------------
Net increase                        39   $   44,599         15,594    $ 237,755         12,774    $    429,035
================================================================================================================
ADVISOR CLASS                                                (In Thousands)
----------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED              100,000                     100,000                     210,000
================================================================================================================
Sold                               467     $ 14,261            784      $ 7,420          2,436        $ 41,044
-----------------------------
Redeemed                          (428)     (12,880)          (584)      (5,342)        (1,644)        (26,197)
----------------------------------------------------------------------------------------------------------------
Net increase                        39    $   1,381            200      $ 2,078            792        $ 14,847
================================================================================================================
YEAR ENDED OCTOBER 31, 2001
SHARES AUTHORIZED              100,000                     105,000                     210,000
================================================================================================================
Sold                               363      $14,579            154       $1,956          1,173        $ 25,023
-----------------------------
Issued in reinvestment
of distributions                    26        1,185             31          426            101           2,459
-----------------------------
Redeemed                          (143)      (5,700)           (84)        (960)          (651)        (13,059)
----------------------------------------------------------------------------------------------------------------
Net increase                       246      $10,064            101       $1,422            623        $ 14,423
================================================================================================================
INSTITUTIONAL CLASS                                          (In Thousands)
----------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED               40,000                      40,000                      80,000
================================================================================================================
Sold                             3,522     $124,023         12,024     $122,309         31,439        $477,812
-----------------------------
Issued in reinvestment
of distributions                    18          673             --           --             --              --
-----------------------------
Redeemed                        (2,321)     (79,591)        (3,273)     (32,286)        (5,493)        (87,564)
----------------------------------------------------------------------------------------------------------------
Net increase                     1,219     $ 45,105          8,751     $ 90,023         25,946        $390,248
================================================================================================================
YEAR ENDED OCTOBER 31, 2001
SHARES AUTHORIZED               40,000                      41,000                      80,000
================================================================================================================
Sold                             1,090     $ 44,857          8,153      $95,648          2,166        $ 40,256
-----------------------------
Issued in reinvestment
of distributions                   306       13,880            130        1,803            471          11,453
-----------------------------
Redeemed                        (1,175)     (47,245)          (859)      (9,817)        (1,087)        (22,525)
----------------------------------------------------------------------------------------------------------------
Net increase                       221     $ 11,492          7,424      $87,634          1,550        $ 29,184
================================================================================================================

                                                                 (continued)

------
    34

Notes to Financial Statements

OCTOBER 31, 2002

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                     SELECT                     HERITAGE                      GROWTH
----------------------------------------------------------------------------------------------------------------
                               SHARES       AMOUNT         SHARES       AMOUNT         SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
C CLASS                                                     (In Thousands)
----------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002(1)
SHARES AUTHORIZED                  N/A                     100,000                     100,000
================================================================================================================
Sold                                                            17         $163             36            $597
-----------------------------
Redeemed                                                        (1)          (8)            (3)            (44)
----------------------------------------------------------------------------------------------------------------
Net increase                                                    16         $155             33            $553
================================================================================================================
PERIOD ENDED OCTOBER 31, 2001(2)
SHARES AUTHORIZED                  N/A                     100,000                     100,000
================================================================================================================
Sold                                                            --           $3             --             --
================================================================================================================

(1) November 28, 2001 (commencement of sale) through October 31, 2002 for
    Growth.

(2) June 26, 2001 (commencement of sale) through October 31, 2001 for
    Heritage.

5. SECURITIES LENDING

At October 31, 2002, securities in Select valued at $157,215,874 were on loan through the lending agent, Chase, to certain approved borrowers. Chase receives and maintains collateral in the form of cash, U.S. Treasury or Government Agency securities and/or letters of credit for Select. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities.
The total value of all collateral received, at this date, was valued at
$160,704,775. Select's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by Select may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $650,000,000 unsecured bank line of credit agreement with JPM. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended October 31, 2002.

                                                                    (continued)

------

35

Notes to Financial Statements

OCTOBER 31, 2002

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2002 and October 31, 2001 were as follows:

--------------------------------------------------------------------------------------------------------
                                    SELECT                   HERITAGE                   GROWTH
--------------------------------------------------------------------------------------------------------
                               2002        2001          2002        2001          2002        2001
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM                                   (In Thousands)
--------------------------------------------------------------------------------------------------------
Ordinary income               $9,146         --           --        $154,649         --     $   97,194
--------------------------------------------------------------------------------------------------------
Long-term capital gains           --     $392,691         --        $221,225         --     $1,012,687
--------------------------------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of October 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                          SELECT        HERITAGE        GROWTH
-------------------------------------------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST                                   (In Thousands)
-------------------------------------------------------------------------------------------------------------------
Federal tax cost of investments                                         $3,292,406     $1,152,414      $4,269,318
===================================================================================================================
Gross tax appreciation of investments                                    $ 544,540       $ 85,269       $ 375,044
----------------------------------------------------------------------
Gross tax depreciation of investments                                     (137,539)       (62,771)       (199,955)
-------------------------------------------------------------------------------------------------------------------
Net tax appreciation of investments                                      $ 407,001       $ 22,498       $ 175,089
===================================================================================================================
Net tax appreciation (depreciation) of derivatives and translation
of assets and liabilities in foreign currencies                                 --             --              --
-------------------------------------------------------------------------------------------------------------------
Net tax appreciation                                                      $407,001        $22,498        $175,089
===================================================================================================================
Undistributed ordinary income                                               $9,484            --               --
----------------------------------------------------------------------
Accumulated capital losses                                             $(1,112,273)     $(316,041)    $(2,180,901)
-------------------------------------------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2010, for all the funds.

8. OTHER TAX INFORMATION (UNAUDITED)

For corporate taxpayers, 100.00% of the ordinary income distributions paid by
Select during the fiscal year ended October 31, 2002, qualify for the corporate dividends received deduction.

------
    36

Select - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------------------------------------
                                                                         INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
                                                       2002        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                 $34.94      $52.20      $53.32      $49.54      $48.18
---------------------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Income (Loss)(1)                      0.07        0.06       (0.06)       0.01        0.12
---------------------------------------------------
  Net Realized and Unrealized Gain (Loss)             (6.04)     (14.53)       4.04       13.73        9.37
---------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                    (5.97)     (14.47)       3.98       13.74        9.49
---------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------
  From Net Investment Income                          (0.06)         --          --       (0.17)      (0.20)
---------------------------------------------------
  From Net Realized Gains                                --       (2.79)      (5.10)      (9.79)      (7.93)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                                 (0.06)      (2.79)      (5.10)      (9.96)      (8.13)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $28.91      $34.94      $52.20      $53.32      $49.54
===============================================================================================================
  TOTAL RETURN(2)                                    (17.11)%    (28.93)%      7.64%      31.22%      22.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      1.00%       1.00%       1.00%       1.00%       1.00%
---------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                  0.21%       0.15%     (0.11)%       0.03%       0.25%
---------------------------------------------------
Portfolio Turnover Rate                                 168%         98%         67%        130%        165%
---------------------------------------------------
Net Assets, End of Period (in millions)               $3,522      $4,745      $7,086      $7,216      $5,591
---------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

37

Select - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------------------------------------
                                                                          ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------
                                                       2002        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                 $34.68      $52.01     $53.19      $49.44      $48.16
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Loss(1)                              (0.02)      (0.04)     (0.21)      (0.13)         --
---------------------------------------------------
  Net Realized and Unrealized Gain (Loss)             (6.00)     (14.50)      4.13       13.71        9.37
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                    (6.02)     (14.54)      3.92       13.58        9.37
------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------
  From Net Investment Income                             --          --         --       (0.04)      (0.16)
---------------------------------------------------
  From Net Realized Gains                                --       (2.79)     (5.10)      (9.79)      (7.93)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    --       (2.79)     (5.10)      (9.83)      (8.09)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $28.66      $34.68     $52.01      $53.19      $49.44
==================================================================================================================
  TOTAL RETURN(2)                                    (17.36)%    (29.18)%     7.54%      30.87%      22.67%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      1.25%       1.25%       1.25%       1.25%       1.25%
---------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets   (0.04)%     (0.10)%     (0.36)%     (0.22)%        --
---------------------------------------------------
Portfolio Turnover Rate                                 168%         98%         67%        130%        165%
---------------------------------------------------
Net Assets, End of Period (in thousands)             $20,432     $23,389     $22,239      $8,369      $1,617
------------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
    38

Select - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------------------------------------
                                                                        INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------
                                                        2002        2001       2000        1999        1998
---------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                  $35.16      $52.36      $53.41      $49.63      $48.24
---------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------
  Net Investment Income(1)                              0.13        0.14        0.04        0.02        0.22
-----------------------------------------------------
  Net Realized and Unrealized Gain (Loss)              (6.06)     (14.55)       4.01       13.83        9.37
---------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                     (5.93)     (14.41)       4.05       13.85        9.59
---------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------
  From Net Investment Income                           (0.13)         --         --        (0.28)      (0.27)
-----------------------------------------------------
From Net Realized Gains                                   --       (2.79)      (5.10)      (9.79)      (7.93)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                                  (0.13)      (2.79)      (5.10)     (10.07)      (8.20)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $29.10      $35.16      $52.36      $53.41      $49.63
===============================================================================================================
  TOTAL RETURN(2)                                     (16.93)%    (28.71)%      7.77%      31.47%      23.22%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets       0.80%       0.80%       0.80%       0.80%       0.80%
-----------------------------------------------------
Ratio of Net Investment Income to Average Net Assets    0.41%       0.35%       0.09%       0.23%       0.45%
-----------------------------------------------------
Portfolio Turnover Rate                                  168%         98%         67%        130%        165%
-----------------------------------------------------
Net Assets, End of Period (in thousands)             $185,897    $181,708    $259,092    $112,293        $173
---------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

                                                                         ------
                                                                         39

Heritage - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------------------------------------
                                                                          INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
                                                       2002        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                 $10.13      $19.10      $13.02       $9.98      $14.86
---------------------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Income (Loss)(1)                     (0.04)       --(2)      (0.03)       0.02        0.03
---------------------------------------------------
  Net Realized and Unrealized Gain (Loss)             (0.98)      (5.33)       7.63        3.04       (2.14)
---------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                    (1.02)      (5.33)       7.60        3.06       (2.11)
---------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------
  From Net Investment Income                             --          --       (0.04)      (0.02)      (0.07)
---------------------------------------------------
  From Net Realized Gains                                --       (3.64)      (1.48)         --       (2.70)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                                    --       (3.64)      (1.52)      (0.02)      (2.77)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $9.11      $10.13      $19.10      $13.02       $9.98
===============================================================================================================
  TOTAL RETURN(3)                                    (10.07)%    (33.08)%     62.61%      30.71%     (15.87)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      1.00%       1.00%       1.00%       1.00%       1.00%
---------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                (0.37)%     (0.02)%     (0.17)%       0.19%       0.29%
---------------------------------------------------
Portfolio Turnover Rate                                 128%        152%        119%        134%        148%
---------------------------------------------------
Net Assets, End of Period (in millions)               $1,010      $1,206      $1,975      $1,000        $978
---------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
    40

Heritage - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------------------------------------
                                                                          ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------
                                                      2002        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                 $10.09      $19.05      $12.98       $9.96      $14.85
---------------------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Income (Loss)(1)                     (0.06)      (0.04)      (0.07)      (0.01)       0.02
---------------------------------------------------
  Net Realized and Unrealized Gain (Loss)             (0.98)      (5.32)       7.62        3.03       (2.14)
---------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                    (1.04)      (5.36)       7.55        3.02       (2.12)
---------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------
  From Net Investment Income                             --          --        --(2)       --(2)      (0.07)
---------------------------------------------------
  From Net Realized Gains                                --       (3.60)      (1.48)         --       (2.70)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                                    --       (3.60)      (1.48)       --(2)      (2.77)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $9.05      $10.09      $19.05      $12.98       $9.96
===============================================================================================================
  TOTAL RETURN(3)                                    (10.31)%    (33.30)%     62.26%      30.37%     (16.03)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      1.25%       1.25%       1.25%       1.25%       1.25%
---------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                (0.62)%     (0.27)%     (0.42)%     (0.06)%       0.04%
---------------------------------------------------
Portfolio Turnover Rate                                 128%        152%        119%        134%        148%
---------------------------------------------------
Net Assets, End of Period (in thousands)              $3,737      $2,146      $2,127      $1,060        $748
---------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

41

Heritage - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------------------------------------
                                                                       INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------
                                                       2002        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                 $10.17      $19.14      $13.04      $10.00      $14.87
---------------------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Income (Loss)(1)                     (0.02)       --(2)       --(2)       0.04        0.06
---------------------------------------------------
  Net Realized and Unrealized Gain (Loss)             (0.98)      (5.30)       7.65        3.04       (2.14)
---------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                    (1.00)      (5.30)       7.65        3.08       (2.08)
---------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------
  From Net Investment Income                             --          --       (0.07)      (0.04)      (0.09)
---------------------------------------------------
  From Net Realized Gains                                --       (3.67)      (1.48)         --       (2.70)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                                    --       (3.67)      (1.55)      (0.04)      (2.79)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $9.17      $10.17      $19.14      $13.04      $10.00
===============================================================================================================
  TOTAL RETURN(3)                                     (9.83)%    (32.84)%     63.00%      30.92%     (15.67)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      0.80%       0.80%       0.80%       0.80%       0.80%
---------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                (0.17)%       0.18%       0.03%       0.39%       0.49%
---------------------------------------------------
Portfolio Turnover Rate                                 128%        152%        119%        134%        148%
---------------------------------------------------
Net Assets, End of Period (in thousands)            $152,256     $79,882      $8,302         $92         $70
---------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
    42

Heritage - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
--------------------------------------------------------------------------------
                                                              C CLASS
--------------------------------------------------------------------------------
                                                          2002       2001(1)
--------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                     $10.10      $12.43
--------------------------------------------------------------------------------
  Income From Investment Operations
---------------------------------------------------
  Net Investment Loss(2)                                  (0.13)      (0.06)
---------------------------------------------------
  Net Realized and Unrealized Loss                        (0.98)      (2.27)
--------------------------------------------------------------------------------
  Total From Investment Operations                        (1.11)      (2.33)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $8.99      $10.10
================================================================================
  TOTAL RETURN(3)                                        (10.99)%    (18.74)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         2.00%       2.00%(4)
---------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets      (1.37)%     (1.50)%(4)
---------------------------------------------------
Portfolio Turnover Rate                                    128%        152%(5)
---------------------------------------------------
Net Assets, End of Period (in thousands)                   $146            $3
--------------------------------------------------------------------------------

(1) June 26, 2001 (commencement of sale) through October 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2001.

See Notes to Financial Statements.

                                                                         ------
                                                                         43

Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------------------------------------
                                                                         INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
                                                       2002        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                 $17.85      $31.09      $31.60      $28.03      $27.86
---------------------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Loss(1)                              (0.01)       --(2)      (0.10)      (0.07)      (0.01)
---------------------------------------------------
  Net Realized and Unrealized Gain (Loss)             (3.04)      (9.66)       3.73        9.03        4.35
---------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                    (3.05)      (9.66)       3.63        8.96        4.34
---------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------
  From Net Realized Gains                                --       (3.58)      (4.14)      (5.39)      (4.17)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $14.80      $17.85      $31.09      $31.60      $28.03
===============================================================================================================
  TOTAL RETURN(3)                                    (17.09)%    (34.14)%     11.49%      36.31%      18.53%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      1.00%       1.00%       1.00%       1.00%       1.00%
---------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets   (0.04)%     (0.01)%     (0.30)%     (0.24)%     (0.02)%
---------------------------------------------------
Portfolio Turnover Rate                                 135%        114%        102%         92%        126%
---------------------------------------------------
Net Assets, End of Period (in millions)               $3,951      $5,715      $9,557      $8,333      $6,097
---------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
    44

Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------------------------------------
                                                                          ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------
                                                       2002        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                 $17.78      $31.01      $31.52      $27.97      $27.84
---------------------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Loss(1)                              (0.05)      (0.06)      (0.19)      (0.15)      (0.08)
---------------------------------------------------
  Net Realized and Unrealized Gain (Loss)             (3.03)      (9.66)       3.73        9.02        4.35
---------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                    (3.08)      (9.72)       3.54        8.87        4.27
---------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------
  From Net Realized Gains                                --       (3.51)      (4.05)      (5.32)      (4.14)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $14.70      $17.78      $31.01      $31.52      $27.97
===============================================================================================================
  TOTAL RETURN(2)                                    (17.32)%    (34.40)%     11.23%      35.93%      18.23%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      1.25%       1.25%       1.25%       1.25%       1.25%
---------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets   (0.29)%     (0.26)%     (0.55)%     (0.49)%     (0.27)%
---------------------------------------------------
Portfolio Turnover Rate                                 135%        114%        102%         92%        126%
---------------------------------------------------
Net Assets, End of Period (in thousands)             $32,530     $25,272     $24,750     $12,759      $5,520
---------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

                                                                         ------
                                                                         45

Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------------------------------------
                                                                       INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------
                                                       2002        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                 $17.90      $31.15      $31.66      $28.08      $27.88
---------------------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Income (Loss)(1)                      0.02        0.04       (0.03)      (0.03)       0.05
---------------------------------------------------
  Net Realized and Unrealized Gain (Loss)             (3.05)      (9.65)       3.72        9.07        4.34
---------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                    (3.03)      (9.61)       3.69        9.04        4.39
---------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------
  From Net Realized Gains                                --       (3.64)      (4.20)      (5.46)      (4.19)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $14.87      $17.90      $31.15      $31.66      $28.08
===============================================================================================================
  TOTAL RETURN(2)                                    (16.93)%    (33.94)%     11.70%      36.62%      18.77%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      0.80%       0.80%       0.80%       0.80%       0.80%
---------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                  0.16%       0.19%     (0.10)%     (0.04)%       0.18%
---------------------------------------------------
Portfolio Turnover Rate                                 135%        114%        102%         92%        126%
---------------------------------------------------
Net Assets, End of Period (in thousands)            $455,807     $84,189     $98,239      $1,453        $465
---------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
    46

Growth - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                       C CLASS
--------------------------------------------------------------------------------
                                                                       2002(1)
--------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                                   $19.38
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------------------
  Net Investment Loss(2)                                                (0.16)
----------------------------------------------------------------
  Net Realized and Unrealized Loss                                      (4.56)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (4.72)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $14.66
================================================================================
  TOTAL RETURN(3)                                                      (24.36)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                      2.00%(4)
----------------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                   (0.99)%(4)
----------------------------------------------------------------
Portfolio Turnover Rate                                                 135%(5)
----------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $482
--------------------------------------------------------------------------------

(1) November 28, 2001 (commencement of sale) through October 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

                                                                         ------
                                                                         47

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Select Fund, Heritage Fund, and Growth Fund,
(collectively the "Funds"), three of the funds comprising American Century
Mutual Funds, Inc., as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
Select Fund, Heritage Fund, and Growth Fund, as of October 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 6, 2002

------
    48

Management

The individuals listed below serve as directors or officers of the funds. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------

THOMAS A. BROWN (62)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ROBERT W. DOERING, M.D. (70)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ANDREA C. HALL, PH.D. (57)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------

D.D. (DEL) HOCK (67)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and J.D. Edwards & Company
-------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr.
    Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

                                                                         ------
                                                                         49

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------

DONALD H. PRATT (64)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------

GALE E. SAYERS (59)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

M. JEANNINE STRANDJORD (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------

TIMOTHY S. WEBSTER (40)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS
-------------------------------------------------------------------------------

JAMES E. STOWERS, JR. (78)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 43

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

JAMES E. STOWERS III (43)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 11

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
    50

Management

OFFICERS
-------------------------------------------------------------------------------

WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------

ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------

MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------

ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

                                                                         ------

51

Share Class Information

Four classes of shares are authorized for sale by the Heritage and Growth funds:
Investor Class, Advisor Class, Institutional Class, and C Class. Three classes of shares are authorized for sale by the Select fund: Investor Class, Advisor
Class, and Institutional Class.

INVESTOR CLASS shares are available directly from American Century for purchase without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C
Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00%
for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class shares are purchased. The total expense ratio of the C Class shares is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
    52

Retirement Account Information

As required by law, any distributions you receive from an IRA and certain 403(b)
distributions [not eligible for rollover to an IRA or to another qualified plan]
are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you do not want us to withhold on this amount, you must notify us not to withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

------

53

Background Information

PORTFOLIO MANAGERS
-------------------------------------------------------------------------------
SELECT
-------------------------------------------------------------------------------
    Tim Reynolds
-------------------------------------------------------------------------------
    John Sykora
-------------------------------------------------------------------------------
HERITAGE
-------------------------------------------------------------------------------
    Linda Peterson, CFA
-------------------------------------------------------------------------------
    Kurt Stalzer
-------------------------------------------------------------------------------
GROWTH
-------------------------------------------------------------------------------
    Greg Woodhams, CFA
-------------------------------------------------------------------------------
    Prescott LeGard, CFA
-------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies:

AMERICAN CENTURY SELECT seeks large, established companies that show accelerating growth rates. The established nature of the companies in which
Select invests helps lessen the fund's short-term price fluctuations.

AMERICAN CENTURY HERITAGE seeks smaller and midsized firms showing accelerating growth rates. With this investment approach, Heritage should display somewhat more price variability -- and greater long-term growth potential -- than Select.
Historically, smaller-cap stocks have been more volatile than the stocks of larger, more established companies.

AMERICAN CENTURY GROWTH invests in larger, more established firms that exhibit accelerating growth. Because the value of established firms tends to change relatively slowly, Growth can ordinarily be expected to show more moderate price fluctuations than growth funds that invest in smaller or midsized firms.

COMPARATIVE INDICES

The following indices are used in the report for fund performance comparisons.
They are not investment products available for purchase.

DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

                                                                    (continued)

------
    54

Background Information

The S&P MIDCAP 400 INDEX, a market-value weighted index, consists of 400 domestic stocks chosen for market size, liquidity, and industry group presentation.

The RUSSELL 2000 INDEX was created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies based on total market capitalization.

The RUSSELL 1000 INDEX, created by Frank Russell Company, measures the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).
The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index. The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

                                                                         ------

55

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) more than
$8.4 billion. This is Lipper's market capitalization breakpoint as of October
31, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION--market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $1.9 billion and $8.4 billion. This is Lipper's market capitalization breakpoint as of October 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

------
    56

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$1.9 billion. This is Lipper's market capitalization breakpoint as of October
31, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME-- taxable and tax-free bond funds that can provide current income. They generally offer lower volatility levels than stock funds.

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

                                                                         ------
                                                                         57

Glossary

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

MODERATE--these funds generally provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

------
    58

[inside back cover]

                             AMERICAN CENTURY FUNDS

--------------------------------------------------------------------------------
                                     GROWTH
--------------------------------------------------------------------------------
AGGRESSIVE RISK

    DOMESTIC EQUITY                        INTERNATIONAL
    Veedot(reg.sm)                         Emerging Markets
    New Opportunities                      International Opportunities
    New Opportunities II                   International Discovery**
    Giftrust(reg.sm)                       International Growth
    Vista                                  Global Growth
    Heritage
    Growth                                 SPECIALTY
    Ultra(reg.sm)                          Technology
    Select                                 Life Sciences

--------------------------------------------------------------------------------
                               GROWTH AND INCOME
--------------------------------------------------------------------------------

MODERATE RISK

    ASSET ALLOCATION                       DOMESTIC EQUITY
    Balanced                               Equity Growth
    Strategic Allocation: Aggressive       Equity Index
    Strategic Allocation: Moderate         Large Company Value
    Strategic Allocation: Conservative     Tax-Managed Value
                                           Income & Growth
    SPECIALTY                              Value
    Global Gold                            Equity Income
    Global Natural Resources**
    Real Estate
    Utilities

AGGRESSIVE RISK

    DOMESTIC EQUITY
    Small Cap Quantitative
    Small Cap Value**

--------------------------------------------------------------------------------
                                     INCOME
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Ginnie Mae                             CA Intermediate-Term Tax-Free
    Inflation-Adjusted Bond                AZ Municipal Bond
    Short-Term Government                  FL Municipal Bond
                                           Tax-Free Bond
                                           CA Limited-Term Tax-Free

MODERATE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Government Bond                        CA Long-Term Tax-Free
    Target 2005*
    Diversified Bond

AGGRESSIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Target 2030*                           CA High-Yield Municipal
    Target 2025*                           High-Yield Municipal
    Target 2020*
    Target 2015*
    Target 2010*
    High-Yield
    International Bond

--------------------------------------------------------------------------------
                              CAPITAL PRESERVATION
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE MONEY MARKETS                  TAX-FREE MONEY MARKETS
    Prime Money Market                     FL Municipal Money Market
    Government Agency Money Market         CA Tax-Free Money Market
    Capital Preservation                   Tax-Free Money Market
    Premium Money Market

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
                                                                COMPANIES

0212                              American Century Investment Services, Inc.
SH-ANN-32227S                     (c)2002 American Century Services Corporation

[front cover]

OCTOBER 31, 2002

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of rock formation ]

Tax-Managed Value

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You

[photo of James E Stowers III with James E. Stowers, Jr.]

James E. Stowers III with James E. Stowers, Jr.

Change is a reality for every business, but American Century's more than 40 years of investment management experience speaks to our ability to evolve as conditions warrant. This fall, we made several changes to our senior management structure.

Mark Mallon was named chief investment officer (CIO) of American Century
Investment Management, Inc. (ACIM), our investment management subsidiary. In his new role, Mark oversees more than 160 investment professionals who are managing approximately $75 billion in our International, U.S. Growth, Value, Quantitative
Equity, and Fixed Income portfolios. He continues to co-manage our Large Company
Value and Tax-Managed Value funds. Mark replaces Randy Merk, who left the firm in August.

Mark's top priority was to name successor CIOs for the two disciplines he previously managed. His appointments of Phil Davidson as CIO for Value Equity and John Schniedwind as CIO for Quantitative Equity recognize the significance of these disciplines. Phil, a chief architect of our value strategy, has two decades of investment experience. He remains a senior portfolio manager on our Value and Equity Income funds. John, a 20-year American Century veteran, has been a leader in our Quantitative Equity group since its inception.
He continues to co-manage our Income & Growth fund.

After spending the past two years researching and developing sophisticated investment management technologies, Jim Stowers III returns to the position of
CIO for U.S. Growth while retaining his roles on the Ultra and Veedot investment teams. For more than two decades, Jim has been a guiding force behind our earnings acceleration investment approach. He succeeds C. Kim Goodwin, who resigned in September.

Lastly, Bill Lyons, president and CEO of American Century Companies, takes on additional responsibilities as president of ACIM. Bill's assumption of the executive duties in ACIM allows our investment professionals to remain sharply focused on portfolio management.

We have built a legacy of investment management excellence, and we intend to keep it going through these challenging times. With our new team in place, you can be assured that American Century will continue its intense commitment to producing the best possible returns for you.

Sincerely,

/s/ James E. Stowers, Jr.                    /s/ James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Market Perspective ........................................................    1
TAX-MANAGED VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION
Management ................................................................   20
Share Class and Retirement Account Information ............................   23
Background Information

Market Perspective from Phil Davidson

[Photo of Phil Davidson]

Phil Davidson, chief investment officer, Value Equity

Nestled in the 12-month period covered by this report was one of the most difficult stretches in stock market history. The S&P 500 slumped to a five-year low over the summer, while the second and third quarters represented the index's worst consecutive quarters since 1974, as it shed almost 29%. We also contended with unprecedented market volatility. During the first ten months of 2002, the
S&P 500 posted daily gains or losses of 2% or more 44 times. That compares to an annual average of just nine days with 2% during the market's extraordinary advance in the 1990s.

When we closed Tax-Managed Value's annual books on October 31, eight of the S&P
500's 13 sectors had suffered double-digit declines, with two down more than 30%
and three falling more than 20%. While the stock market's October rebound took some of the sting away, the S&P 500 finished with a 15.11% decline, while the racier Nasdaq Composite fell 21.03%. The Dow Jones Industrial Average slipped
5.57%.

In such an environment, few companies performed well in absolute terms and value and growth stocks suffered almost equally. The S&P 500/BARRA Value Index, reflecting the performance of value-oriented shares, retreated 15.78%. Its growth counterpart, the S&P 500/BARRA Growth Index, fell 15.03%. Our job was to ensure that we followed our disciplined investment approach--searching for high-quality businesses temporarily selling at prices below fair market value.
As you read in our performance review, this approach enabled us to post enviable results versus our competition.

A CLOSER LOOK AT THE YEAR

The period began on a somewhat optimistic note, as investors, confident that the economy was on the mend and corporate profits would improve similarly, staged a fourth-quarter 2001 rally. But as 2002 unfolded, confidence quickly ebbed and stocks began to move unpredictably as investors struggled to make sense out of confusing--and sometimes conflicting-- information about the

MARKET PERFORMANCE--GROWTH OF $1.00

For the 12 months ended October 31, 2002

These indices represent the performance of large-, medium-, and small-capitalization stocks.

                                                                    (continued)

1

Market Perspective

health of the U.S. economy and stock market. Despite a rash of disappointing first-quarter earnings, escalating anxiety about terrorism and mounting global instability, several key economic indicators told a positive story--manufacturing surged during the early part of the year and retail sales and consumer spending remained strong, possibly suggesting better days ahead.

By mid-summer, however, conditions had worsened perceptibly as caution gave way to anxiety. Equities declined sharply in the midst of an uneven economic recovery and disappointing corporate earnings. As sentiment soured, investors took little comfort from muted inflation and attractive interest rates--the lowest in a generation--which prompted a wave of refinancing and re-invigorated the housing market. The persistent dearth of business spending and lingering concerns over corporate governance drove money out of the stock market and into investments perceived to be safer, such as bonds and money market securities.

Unfortunately, the third quarter brought little relief. The stock market tumbled to new lows in late July, and by September, consumer confidence had declined for the fourth consecutive month and manufacturing began to lose steam. Then the
Federal Reserve declined to cut interest rates, disappointing investors who had hoped for another push for the economy. In this environment, consumer spending finally began to falter and business profit outlooks grew dimmer, as more than half of the companies that issued third-quarter guidance reported that they would fall short of earlier estimates. The looming threat of war with Iraq only made matters worse. By the end of the period, the major indices had suffered double-digit losses in an ongoing market decline that has drained $9 trillion in value from U.S. stocks since the March 2000 peak.

In such a punishing environment, virtually no market segment or investment class escaped the downdraft. Economically sensitive sectors, such as consumer cyclicals and technology, were among the hardest hit as the recovery appeared to unravel. Even defensive sectors such consumer non-cyclicals and health care posted losses.

A LOOK AHEAD

While the current market environment presents many challenges it also offers a wealth of investment opportunity for value-minded investors. The investment landscape remains rich with the types of companies we seek--high-quality firms with strong balance sheets, solid underlying businesses, and the strength to survive the market's difficulties--and we will continue to apply our disciplined value methodologies to identify them. We believe that these firms have the potential to provide competitive returns.

MARKET RETURNS

For the 12 months ended October 31, 2002
-------------------------------------------------------
    S&P 500/BARRA Value                     -15.78%
-------------------------------------------------------
    S&P MidCap 400/BARRA Value               -1.08%
-------------------------------------------------------
    S&P SmallCap 600/BARRA Value             -3.48%
-------------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

2

Tax-Managed Value - Performance

 TOTAL RETURNS AS OF OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------
                              RUSSELL 1000  TAX-MANAGED VALUE   RETURN AFTER TAX     RETURN AFTER TAX
                               VALUE INDEX                     ON DISTRIBUTIONS(2)   ON DISTRIBUTIONS
                                                                                            AND
                                                                                     SALE OF SHARES(2)
---------------------------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 3/31/99)
---------------------------------------------------------------------------------------------------------
   6 months(1)                  -17.35%         -16.01%             -16.01%            -9.83%(3)
---------------------------------------------------------------------------------------------------------
   1 Year                       -10.02%          -8.49%              -8.87%            -5.18%(3)
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------------------
   3 Years                       -5.77%          -0.78%              -1.25%            -0.84%(3)
---------------------------------------------------------------------------------------------------------
   Life of Class                 -3.25%           0.33%              -0.07%             0.08%(3)
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 3/1/02)
---------------------------------------------------------------------------------------------------------
   6 months(1)                   -17.35%         -16.01%                N/A                N/A
---------------------------------------------------------------------------------------------------------
   Life of Class              -16.41%(4)         -16.87%                N/A                N/A
---------------------------------------------------------------------------------------------------------

(1) Returns for periods less than one year are not annualized.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The returns after tax on distributions and sale of shares are higher than the returns after tax on distributions because it assumes fund shares are sold at the end of the period and that the shareholder can utilize the potential tax benefit of the capital loss resulting from such sale.

(4) Since 2/28/02, the date nearest the class's inception for which data are available.

See pages 24-27 for information about the Russell 1000 Value Index and returns.

                                                                    (continued)

3

Tax-Managed Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made March 31, 1999

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended October 31
-----------------------------------------------------------------------
                           1999*       2000        2001          2002
-----------------------------------------------------------------------
Tax-Managed Value          3.60%       7.23%      -0.47%       -8.49%
-----------------------------------------------------------------------
Russell 1000 Value Index   6.15%       5.52%     -11.86%      -10.02%
-----------------------------------------------------------------------
* From 3/31/99, the class's inception date. Not annualized.

The charts on the performance pages give historical return data for Tax-Managed
Value. Returns for the Russell 1000 Value Index are provided for comparison.
Tax-Managed Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 1000 Value Index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results. The charts on this page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

4

Tax-Managed Value - Performance Review

[photo of Chuck Ritter and Mark Mallon]

A performance summary from Chuck Ritter and Mark Mallon, portfolio managers on the Tax-Managed Value investment team.

During the 12-month period ending October 31, 2002, Tax-Managed Value declined
8.49%*, outperforming its benchmark, the Russell 1000 Value Index, which lost
10.02%.

Furthermore, Tax-Managed Value did not make a capital gains distribution during the twelve-month period. This was the result of our efforts to minimize the impact of federal taxes on investment returns by minimizing taxable distributions.

MARKET OVERVIEW

The 12-month period began with investors slowly returning to the stock market just weeks after the September 11 terrorist attacks. By spring, manufacturing, which had been contracting for most of the previous year, showed signs of recovery. And consumer spending, one of the economy's few bright spots during the 2001 recession, remained strong.

But a barrage of investigations into corporate accounting scandals, accompanied by growing fears about Middle East conflict, sent the S&P 500 Index plummeting to five-year lows in July. After a temporary rally, the market retreated again in the early fall. Falling stock prices, deteriorating job prospects, and geopolitical tensions shook investors, and the year concluded with five consecutive months of declining consumer confidence.

It was a rough time for investors in large-company stocks, regardless of investment style. Value investors - those looking for high-quality businesses temporary selling at prices below fair market value - fared better than the overall market. The S&P 500 fell 15.11% during the same period, an even steeper decline than that of the Russell 1000 Value Index.

This broad market decline intensified our search for true value opportunities, rather than stocks with low prices. Our effectiveness with this approach allowed us to push past most of our peers. For the 12 months ended October 31,
Tax-Managed Value ranks within the top 12% of its peer group, 40th out of the
352 Large Cap Value funds surveyed by Lipper Inc. Since its

PORTFOLIO AT A GLANCE
                                                  AS OF 10/31/02
Net Assets                                         $54.2 million
-------------------------------------------------------------------------------
                                           10/31/02             10/31/01
-------------------------------------------------------------------------------
No. of Holdings                              84                    89
-------------------------------------------------------------------------------
P/E Ratio                                   19.82                 18.6
-------------------------------------------------------------------------------
Median Market                               $11.7                $12.6
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $50.7                $54.8
Market Capitalization                      billion               billion
-------------------------------------------------------------------------------
Portfolio Turnover                           42%                   56%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                        1.10%                 1.10%
-------------------------------------------------------------------------------

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

5

Tax-Managed Value - Performance Review

inception in 1999 - very volatile years for the stock market - Lipper ranks our portfolio seventh of the 245 Large Cap Value funds, or in the top 3% of its peer group.

LOOKING FOR RETOOLING AND REVENUE STREAMS

The resurgence of manufacturing during the 12-month period meant that factories needed to retool, and that aided Tax-Managed Value's industrial and basic materials stocks. Industrial parts was the portfolio's biggest absolute contributing industry, led earlier in the year by toolmaker Black & Decker, and by Tyco and Ingersoll-Rand during the last six months. Investors anticipated greater factory demand for chemicals and steel, which helped industrial gas supplier Praxair and steelmaker Nucor contribute to performance.

TOP TEN HOLDINGS

                                             % OF FUND INVESTMENTS
--------------------------------------------------------------------------
                                            AS OF               AS OF
                                          10/31/02             4/30/02
--------------------------------------------------------------------------
Citigroup Inc.                            4.2%                  4.7%
--------------------------------------------------------------------------
Exxon Mobil Corp.                         3.8%                  4.5%
--------------------------------------------------------------------------
Royal Dutch Petroleum Co.
New York Shares                           2.6%                  2.3%
--------------------------------------------------------------------------
SBC Communications Inc.                   2.4%                  1.5%
--------------------------------------------------------------------------
Bank of America Corp.                     2.4%                  2.5%
--------------------------------------------------------------------------
Fannie Mae                                2.3%                  2.4%
--------------------------------------------------------------------------
Merck & Co., Inc.                         2.3%                  2.1%
--------------------------------------------------------------------------
ConocoPhillips(1)                         1.8%                  2.0%
--------------------------------------------------------------------------
Verizon Communications                    1.8%                  2.5%
--------------------------------------------------------------------------
Philip Morris Companies Inc.              1.5%                  1.9%
--------------------------------------------------------------------------

(1) Phillips Petroleum Co. acquired Conoco Inc. on 9/3/02 and changed its name to ConocoPhillips. The percentage as of 4/30/02 represents Phillips
    Petroleum Co. and Conoco Inc. shares owned by the fund on that date.

TOP FIVE INDUSTRIES

                                             % OF FUND INVESTMENTS
--------------------------------------------------------------------------
                                         AS OF                 AS OF
                                       10/31/02               4/30/02
--------------------------------------------------------------------------
Banks                                    14.8%                 15.4%
--------------------------------------------------------------------------
Energy Reserves &
Production                               10.6%                 10.8%
--------------------------------------------------------------------------
Telephone                                 6.5%                  6.2%
--------------------------------------------------------------------------
Drugs                                     5.1%                  3.8%
--------------------------------------------------------------------------
Financial Services                        4.3%                  4.2%
--------------------------------------------------------------------------

Investors in search of steady revenue streams despite wavering economic conditions traditionally head for the consumer non-cyclical sector. Tax-Managed
Value was boosted by food giant ConAgra, whose shares gained as investors applauded its bid to shed its meatpacking plants and focus on name-brand foods, such as Healthy Choice and Peter Pan. Home products manufacturer Fortune Brands, maker of Moen kitchen fixtures, also contributed during the period. The portfolio held both stocks until favorable price action made them somewhat less attractive on a valuation basis.

The search for steady revenue streams also led investors to health care issues.
By initiating a position in Abbott Laboratories, Tax-Managed Value benefited from a return in investor confidence in the pharmaceutical giant after an earlier market overreaction to transient regulatory issues.

But, as consumer confidence began to slip, so did consumer cyclical stocks.
Early in the period, the portfolio benefited from investor interest in Limited
Brands clothing stores. However, positions in May Department Stores and Sears,
Roebuck and Co. detracted from returns.

                                                                    (continued)

6

Tax-Managed Value - Performance Review

CAUTIOUS CORPORATE SPENDING HURT

Fears that the economy was slowing made already cautious executives more pessimistic and less likely to increase capital expenditures for information services. That pressured Tax-Managed Value's commercial services stocks, such as
Electronic Data Systems. The information services firm, which had predicted a more optimistic environment, was forced to sharply reduce its estimates of high-margin add-ons to its outsourcing contracts.

The lowest interest rates in 40 years kept costs in check for money-center banks, which helped make Bank of America, Wachovia, and Bank One among the portfolio's 10 best contributors during the period. Unfortunately, the financial arena was hurt by the bear market, which reduced revenues for asset managers, decreased the value of shares held by insurers, and forced lenders to contend with rising defaults. Tax-Managed Value's largest holding was Citigroup, the nation's biggest bank. It was also the portfolio's biggest individual detracting stock, dragged down as regulators questioned its involvement in financing the recent boom in telecommunication service vendors.

The portfolio's second-biggest sector concentration, energy, benefited early during the period as oil prices rose. But late in the period, as war anxiety pushed crude oil prices above $30 a barrel, weak retail demand limited how much of the higher prices could be passed on to consumers at the pump. This led to contracting refinery margins and lower profits at oil companies, including three of the portfolio's largest holdings, Exxon Mobil, Royal Dutch Petroleum, and
ConocoPhillips.

LOOKING BEYOND THE "SOFT SPOT"

Shortly after the 12-month period ended, the Federal Reserve lowered interest rates for the first time in 2002. Even though the economy demonstrated productivity growth and no threat from inflation, the board said it needed to cut rates to nudge the nation out of a temporary "soft spot," stating that
"greater uncertainty, in part attributable to heightened geopolitical risks, is currently inhibiting spending, production, and employment." While the short-term future remains unclear, we're confident that the value-oriented firms we seek for Tax-Managed Value will produce attractive returns over the long term.

TYPES OF INVESTMENTS IN PORTFOLIO

                                         AS OF                 AS OF
                                       10/31/02               4/30/02
--------------------------------------------------------------------------
U.S. Common Stocks                       91.7%                 91.8%
--------------------------------------------------------------------------
Foreign Stocks                            3.3%                  3.4%
--------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    95.0%                 95.2%
--------------------------------------------------------------------------
Temporary
Cash Investments                          5.0%                  4.8%
--------------------------------------------------------------------------

Investment terms are defined in the Glossary.

7

Tax-Managed Value -  Schedule of Investments

OCTOBER 31, 2002

Shares                                                          Value
-----------------------------------------------------------------------
COMMON STOCKS - 95.0%

APPAREL & TEXTILES - 1.5%
-----------------------------------------------------------------------
    11,500    Liz Claiborne, Inc.                        $    341,780
-----------------------------------------------------------------------
    12,500    VF Corp.                                        460,250
-----------------------------------------------------------------------
                                                              802,030
-----------------------------------------------------------------------
BANKS - 14.8%
-----------------------------------------------------------------------
   18,800    Bank of America Corp.                          1,312,240
----------------------------------------------------------------------
   20,100    Bank One Corp.                                   775,257
----------------------------------------------------------------------
   61,900    Citigroup Inc.                                 2,287,205
----------------------------------------------------------------------
   20,750    Fleet Boston Financial Corp.                     485,343
----------------------------------------------------------------------
   18,300    KeyCorp                                          447,069
----------------------------------------------------------------------
   20,400    National City Corp.                              553,452
----------------------------------------------------------------------
   15,600    PNC Financial Services Group                     634,296
----------------------------------------------------------------------
   33,410    U.S. Bancorp                                     704,617
----------------------------------------------------------------------
   22,200    Wachovia Corp.                                   772,338
----------------------------------------------------------------------
                                                            7,971,817
----------------------------------------------------------------------
CHEMICALS - 1.4%
-----------------------------------------------------------------------
   9,100    PPG Industries, Inc.                              427,973
---------------------------------------------------------------------
   5,900    Praxair, Inc.                                     321,550
---------------------------------------------------------------------
                                                              749,523
---------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 2.9%
-----------------------------------------------------------------------
    46,726    Hewlett-Packard Co.                             738,271
-----------------------------------------------------------------------
     8,900    International Business
              Machines Corp.                                  702,566
-----------------------------------------------------------------------
    51,773    Sun Microsystems, Inc.(1)                       153,507
-----------------------------------------------------------------------
                                                            1,594,344
-----------------------------------------------------------------------
COMPUTER SOFTWARE - 1.7%
-----------------------------------------------------------------------
   35,800  Computer Associates
           International, Inc.                                531,988
-----------------------------------------------------------------------
   39,800    Oracle Corp.(1)                                  405,562
-----------------------------------------------------------------------
                                                              937,550
-----------------------------------------------------------------------
CONSUMER DURABLES - 0.5%
-----------------------------------------------------------------------
   6,200    Whirlpool Corp.                                   288,982
-----------------------------------------------------------------------
DEFENSE/AEROSPACE - 2.4%
-----------------------------------------------------------------------
   15,100    Boeing Co.                                       449,225
-----------------------------------------------------------------------
   20,500    Honeywell International Inc.                     490,770
-----------------------------------------------------------------------
   12,500    Raytheon Company                                 368,750
-----------------------------------------------------------------------
                                                            1,308,745
-----------------------------------------------------------------------
DEPARTMENT STORES - 2.1%
-----------------------------------------------------------------------
   25,000  May Department
           Stores Co. (The)                                   583,750
-----------------------------------------------------------------------
   21,800    Sears, Roebuck & Co.                             572,468
-----------------------------------------------------------------------
                                                            1,156,218
-----------------------------------------------------------------------
DRUGS - 5.1%
-----------------------------------------------------------------------
   12,700    Abbott Laboratories                              531,749
-----------------------------------------------------------------------
   25,300    Bristol-Myers Squibb Co.                         622,633
-----------------------------------------------------------------------

Shares                                                         Value
-----------------------------------------------------------------------
   22,500   Merck & Co., Inc.                             $ 1,220,400
-----------------------------------------------------------------------
   17,700   Schering-Plough Corp.                             377,895
-----------------------------------------------------------------------
                                                            2,752,677
-----------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.0%
-----------------------------------------------------------------------
    12,800   Dover Corp.                                      321,024
-----------------------------------------------------------------------
    28,600   Tellabs, Inc.(1)                                 218,933
-----------------------------------------------------------------------
                                                              539,957
-----------------------------------------------------------------------
ELECTRICAL UTILITIES - 3.5%
-----------------------------------------------------------------------
   19,300   American Electric Power                           494,852
-----------------------------------------------------------------------
   13,800   DTE Energy Company                                622,242
-----------------------------------------------------------------------
   15,500   Exelon Corp.                                      781,200
-----------------------------------------------------------------------
                                                            1,898,294
-----------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION - 10.6%
-----------------------------------------------------------------------
    9,500   ChevronTexaco Corp.                               642,485
-----------------------------------------------------------------------
   19,950   ConocoPhillips                                    967,575
-----------------------------------------------------------------------
   61,610   Exxon Mobil Corp.                               2,073,792
-----------------------------------------------------------------------
   20,800   Occidental Petroleum Corp.                        593,424
-----------------------------------------------------------------------
   32,819   Royal Dutch Petroleum Co.
             New York Shares                                1,403,997
-----------------------------------------------------------------------
                                                            5,681,273
-----------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 1.0%
-----------------------------------------------------------------------
   23,600   Waste Management, Inc.                            543,272
-----------------------------------------------------------------------
FINANCIAL SERVICES - 4.3%
-----------------------------------------------------------------------
   18,700   Fannie Mae                                       1,250,282
-----------------------------------------------------------------------
   10,400   Freddie Mac                                       640,432
-----------------------------------------------------------------------
   10,500   MBIA Inc.                                         458,325
-----------------------------------------------------------------------
                                                            2,349,039
-----------------------------------------------------------------------
FOOD & BEVERAGE - 1.8%
-----------------------------------------------------------------------
   18,200   Heinz (H.J.) Co.                                  585,312
-----------------------------------------------------------------------
    5,900   Unilever N.V. New York Shares                     377,659
-----------------------------------------------------------------------
                                                              962,971
-----------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.5%
-----------------------------------------------------------------------
   8,100   International Paper Co.                            282,933
-----------------------------------------------------------------------
GAS & WATER UTILITIES - 0.6%
-----------------------------------------------------------------------
   19,400   NiSource Inc.                                     320,488
-----------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT - 0.7%
-----------------------------------------------------------------------
    7,900   Emerson Electric Co.                              380,622
-----------------------------------------------------------------------

INDUSTRIAL PARTS - 2.8%
-----------------------------------------------------------------------
    7,900   Black & Decker Corporation                        369,404
-----------------------------------------------------------------------
    9,500   Ingersoll-Rand Company                            370,500
-----------------------------------------------------------------------
    8,700   Parker-Hannifin Corp.                             379,581
-----------------------------------------------------------------------
    8,300   Snap-on Inc.                                      216,215
-----------------------------------------------------------------------
   13,400   Tyco International Ltd.                           193,764
-----------------------------------------------------------------------
                                                            1,529,464
-----------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

8

Tax-Managed Value -  Schedule of Investments

OCTOBER 31, 2002

Shares                                                         Value
----------------------------------------------------------------------
INFORMATION SERVICES - 1.7%
----------------------------------------------------------------------
   10,600    Computer Sciences Corp.(1)                    $  342,274
----------------------------------------------------------------------
   38,600    Electronic Data Systems Corp.                    581,316
----------------------------------------------------------------------
                                                              923,590
----------------------------------------------------------------------
INVESTMENT TRUSTS - 4.9%
----------------------------------------------------------------------
   29,700  Standard and Poor's
           500 Depositary Receipt                           2,637,360
----------------------------------------------------------------------
LEISURE - 0.6%
----------------------------------------------------------------------
   16,962    Mattel, Inc.                                     311,422
----------------------------------------------------------------------
LIFE & HEALTH INSURANCE - 2.3%
----------------------------------------------------------------------
    9,000    CIGNA Corp.                                      325,260
----------------------------------------------------------------------
   12,500    Torchmark Corp.                                  447,500
----------------------------------------------------------------------
   22,200    UnumProvident Corp.                              455,544
----------------------------------------------------------------------
                                                            1,228,304
----------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES - 1.3%
----------------------------------------------------------------------
   14,800    Becton Dickinson & Co.                           436,748
----------------------------------------------------------------------
    9,500    Guidant Corp.(1)                                 280,915
----------------------------------------------------------------------
                                                              717,663
----------------------------------------------------------------------
MINING & METALS - 1.2%
----------------------------------------------------------------------
   17,100    Alcoa Inc.                                       377,226
----------------------------------------------------------------------
    6,800    Nucor Corp.                                      286,552
----------------------------------------------------------------------
                                                              663,778
----------------------------------------------------------------------
MOTOR VEHICLES & PARTS - 0.9%
----------------------------------------------------------------------
   15,200    General Motors Corp.                             505,400
----------------------------------------------------------------------
OIL SERVICES - 0.6%
----------------------------------------------------------------------
   14,300    Transocean Sedco Forex, Inc.                     314,314
----------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE - 4.2%
----------------------------------------------------------------------
   15,400    Allstate Corp.                                   612,612
----------------------------------------------------------------------
   16,900    Hartford Financial Services
             Group, Inc. (The)                                667,550
----------------------------------------------------------------------
   12,900    Loews Corp.                                      556,506
----------------------------------------------------------------------
   10,700    MGIC Investment Corp.                            448,972
----------------------------------------------------------------------
                                                            2,285,640
----------------------------------------------------------------------
PUBLISHING - 1.6%
----------------------------------------------------------------------
    7,700    Gannett Co., Inc.                                584,661
----------------------------------------------------------------------
   14,100    R.R. Donnelley &
             Sons Company                                     282,705
----------------------------------------------------------------------
                                                              867,366
----------------------------------------------------------------------
RAILROADS - 0.7%
----------------------------------------------------------------------
    15,000  Burlington Northern
            Santa Fe Corp.                                    385,950
----------------------------------------------------------------------

Shares                                                         Value
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST - 1.6%
----------------------------------------------------------------------
   18,000   Equity Office Properties Trust                 $  433,440
----------------------------------------------------------------------
   17,600   Equity Residential                                417,472
----------------------------------------------------------------------
                                                              850,912
----------------------------------------------------------------------
RESTAURANTS - 1.2%
----------------------------------------------------------------------
    36,900   McDonald's Corp.                                 668,259
----------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT - 2.9%
----------------------------------------------------------------------
   20,200   Merrill Lynch & Co., Inc.                         766,590
----------------------------------------------------------------------
   21,000   Morgan Stanley                                    817,320
----------------------------------------------------------------------
                                                            1,583,910
----------------------------------------------------------------------
SPECIALTY STORES - 0.6%
----------------------------------------------------------------------
   16,400   Best Buy Co., Inc.(1)                             338,004
---------------------------------------------------------------------
TELEPHONE - 6.5%
----------------------------------------------------------------------
   59,700   AT&T Corp.                                        778,488
----------------------------------------------------------------------
   51,400   SBC Communications Inc.                         1,318,924
----------------------------------------------------------------------
   39,200   Sprint Corp.                                      486,864
----------------------------------------------------------------------
   25,480   Verizon Communications                            962,125
----------------------------------------------------------------------
                                                            3,546,401
----------------------------------------------------------------------
THRIFTS - 1.5%
----------------------------------------------------------------------
   22,500   Washington Mutual, Inc.                           804,600
----------------------------------------------------------------------
TOBACCO - 1.5%
----------------------------------------------------------------------
    20,400   Philip Morris Companies Inc.                     831,300
----------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $54,036,767)                                         51,514,372
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 5.0%
Repurchase Agreement, Bank of America
Securities, LLC, (U.S. Treasury obligations),
in a joint trading account at 1.83%,
dated 10/31/02, due 11/1/02
(Delivery value $2,700,137)                                 2,700,000
(Cost $2,700,000)
----------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES - 100.0%
(Cost $56,736,767)                                        $54,214,372
=======================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

OCTOBER 31, 2002

ASSETS
Investment securities, at value (cost of $56,736,767) (Note 6)      $54,214,372
--------------------------------------------------------------------
Cash                                                                     94,271
--------------------------------------------------------------------
Receivable for investments sold                                         416,847
--------------------------------------------------------------------
Receivable for capital shares sold                                       15,000
--------------------------------------------------------------------
Dividends and interest receivable                                        94,365
--------------------------------------------------------------------------------
                                                                     54,834,855
--------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                       583,773
--------------------------------------------------------------------
Accrued management fees (Note 2)                                         46,739
--------------------------------------------------------------------------------
                                                                        630,512
--------------------------------------------------------------------------------
NET ASSETS                                                          $54,204,343
================================================================================
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                             $58,784,238
--------------------------------------------------------------------
Undistributed net investment income                                     534,897
--------------------------------------------------------------------
Accumulated net realized loss on investment transactions             (2,592,397)
--------------------------------------------------------------------
Net unrealized depreciation on investments (Note 6)                  (2,522,395)
--------------------------------------------------------------------------------
                                                                    $54,204,343
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $50,425,286
--------------------------------------------------------------------
Shares outstanding                                                   10,338,860
--------------------------------------------------------------------
Net asset value per share                                                 $4.88
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $3,779,057
--------------------------------------------------------------------
Shares outstanding                                                      773,795
--------------------------------------------------------------------
Net asset value per share                                                 $4.88
--------------------------------------------------------------------------------

See Notes to Financial Statements.

10

Statement of Operations

YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME
INCOME:
--------------------------------------------------------------------
Dividends                                                            $1,254,622
--------------------------------------------------------------------
Interest                                                                 44,697
--------------------------------------------------------------------------------
                                                                      1,299,319
--------------------------------------------------------------------------------

EXPENSES (NOTE 2):
--------------------------------------------------------------------
Management fees                                                         587,007
--------------------------------------------------------------------
Directors' fees and expenses                                                571
--------------------------------------------------------------------------------
                                                                        587,578
--------------------------------------------------------------------------------

Net investment income                                                   711,741
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investment transactions (Note 3)                    22,580
Change in net unrealized depreciation on investments (Note 6)        (5,893,252)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                     (5,870,672)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(5,158,931)
================================================================================

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2002 AND OCTOBER 31, 2001

INCREASE IN NET ASSETS                                 2002            2001
===============================================================================
OPERATIONS
Net investment income                            $    711,741     $   513,420
-----------------------------------------------
Net realized gain (loss)                               22,580      (1,060,970)
-----------------------------------------------
Change in net unrealized depreciation              (5,893,252)       (332,341)
-------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                          (5,158,931)       (879,891)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
-----------------------------------------------
  Investor Class                                     (537,623)       (575,700)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from capital
share transactions                                 12,358,988       9,862,555
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                          6,662,434       8,406,964

NET ASSETS
Beginning of period                                47,541,909      39,134,945
-------------------------------------------------------------------------------
End of period                                     $54,204,343      $47,541,90
===============================================================================

Undistributed net investment income                  $534,897        $366,058
===============================================================================

See Notes to Financial Statements.

12

Notes to Financial Statements

OCTOBER 31, 2002

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Tax-Managed Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The fund pursues its objective by investing primarily in common stocks that management believes to be undervalued at the time of purchase while attempting to minimize the impact of federal taxes on shareholder returns. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of October 31, 2002. Sale of the Institutional Class commenced on March 1, 2002.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

                                                                    (continued)

13

Notes to Financial Statements

OCTOBER 31, 2002

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The effective annual management fee for the year ended October 31, 2002 was 1.10% for the Investor
Class and 0.90% for the Institutional Class.

The annual management fee schedule for each class of shares is as follows:

                               INVESTOR         ADVISOR       INSTITUTIONAL
                                 CLASS           CLASS            CLASS
----------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
----------------------------------------------------------------------------
First $500 million               1.10%          0.85%            0.90%
----------------------------------------------------------------------------
Next $500 million                1.00%          0.75%            0.80%
----------------------------------------------------------------------------
Over $1 billion                  0.90%          0.65%            0.70%
----------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. No fees were incurred under the plan during the year ended
October 31, 2002.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (see Note 5).

 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2002, were $33,466,127 and $21,543,507, respectively.

                                                                    (continued)

14

Notes to Financial Statements

OCTOBER 31, 2002

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                                  SHARES          AMOUNT
---------------------------------------------------------------------------
INVESTOR CLASS
---------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED                              150,000,000
===========================================================================
Sold                                             2,594,265      $13,819,985
-----------------------------------------------
Issued in reinvestment of distributions             93,495          525,443
-----------------------------------------------
Redeemed                                        (1,166,105)      (6,402,273)
---------------------------------------------------------------------------
Net increase                                     1,521,655     $  7,943,155
===========================================================================
YEAR ENDED OCTOBER 31, 2001
SHARES AUTHORIZED                              134,000,000
===========================================================================
Sold                                             2,379,801      $13,647,684
----------------------------------------------
Issued in reinvestment of distributions            107,929          563,389
----------------------------------------------
Redeemed                                          (780,784)      (4,348,518)
---------------------------------------------------------------------------
Net increase                                     1,706,946     $  9,862,555
===========================================================================
ADVISOR CLASS
---------------------------------------------------------------------------
SHARES AUTHORIZED                               50,000,000
===========================================================================
INSTITUTIONAL CLASS
---------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2002(1)
SHARES AUTHORIZED                               15,000,000
===========================================================================
Sold                                               828,349       $4,679,830
----------------------------------------------
Issued in reinvestment of distributions                 --           --
----------------------------------------------
Redeemed                                           (54,554)        (263,997)
---------------------------------------------------------------------------
Net increase                                       773,795       $4,415,833
===========================================================================

(1) March 1, 2002 (commencement of sale) through October 31, 2002.

                                                                 (continued)

15

Notes to Financial Statements

OCTOBER 31, 2002

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2002.

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2002 and October 31, 2001 were as follows:
-------------------------------------------------------------------------------
                                                            2002       2001
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                          $537,623  $575,700
--------------------------------------------------------------------------------
Long-term capital gains                                     --         --
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of October 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                    $57,155,451
================================================================================
Gross tax appreciation of investments                               $3,659,244
--------------------------------------------------------------------
Gross tax depreciation of investments                               (6,600,323)
--------------------------------------------------------------------------------
Net tax depreciation of investments                                $(2,941,079)
================================================================================
Undistributed ordinary income                                         $534,897
--------------------------------------------------------------------------------
Accumulated capital losses                                         $(2,173,713)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2007 through 2010.

7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, 100% of the ordinary income distributions paid during the fiscal year ended October 31, 2002, qualify for the corporate dividends received deduction.

                                                                    (continued)

16

Tax-Managed Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
--------------------------------------------------------------------------------

                                                                INVESTOR CLASS
---------------------------------------------------------------------------------------------

                                                  2002        2001        2000      1999(1)
=============================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period             $5.39       $5.50       $5.18       $5.00
---------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Income                           0.07(2)     0.06        0.08        0.04
------------------------------------------------
  Net Realized and Unrealized Gain (Loss)        (0.52)      (0.09)       0.29        0.14
---------------------------------------------------------------------------------------------
  Total From Investment Operations               (0.45)      (0.03)       0.37        0.18
---------------------------------------------------------------------------------------------
Distributions
--------------------------------------------
  From Net Investment Income                     (0.06)      (0.08)      (0.05)         -
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $4.88       $5.39       $5.50       $5.18
=============================================================================================
  TOTAL RETURN(3)                                (8.49)%     (0.47)%      7.23%       3.60%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets                             1.10%       1.10%       1.10%   1.10%(4)
------------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                             1.32%       1.18%       1.56%   1.14%(4)
------------------------------------------------
Portfolio Turnover Rate                             42%         56%         73%       41%
------------------------------------------------
Net Assets, End of Period (in thousands)        $50,425     $47,542     $39,135   $46,132
---------------------------------------------------------------------------------------------

(1) March 31, 1999 (inception) through October 31, 1999.

(2) Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

17

Tax-Managed Value - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                   INSTITUTIONAL
                                                                       CLASS
--------------------------------------------------------------------------------
                                                                       2002(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                   $5.87
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------------------
 Net Investment Income(2)                                               0.06
-----------------------------------------------------------------------
 Net Realized and Unrealized Loss                                      (1.05)
--------------------------------------------------------------------------------
 Total From Investment Operations                                      (0.99)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $4.88
================================================================================
 TOTAL RETURN(3)                                                      (16.87)%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                       0.90%(4)
-----------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                    1.56%(4)
-----------------------------------------------------------------------
Portfolio Turnover Rate                                                   42%(5)
-----------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                 $3,779
--------------------------------------------------------------------------------

(1)  March 1, 2002 (commencement of sale) through October 31, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2002.

18

See Notes to Financial Statements.

Independent Auditors' Report

The Board of Directors and Shareholders, American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax-Managed Value Fund, (the "Fund"), one of the
funds comprising American Century Mutual Funds, Inc., as of October 31, 2002,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 31, 1999 (inception) through October 31, 1999. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Tax-Managed Value Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated
periods, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 6, 2002

19

Management

The individuals listed below serve as directors or officers of the fund.  Those listed as interested directors  are "interested" primarily by virtue  of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (62)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 21
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Strategic Account Implementation Manager,
Applied Industrial Technologies, Inc., a corporation
engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (70)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Retired, formerly a general surgeo
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (57)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director,
Midwest Research Institute
-------------------------------------------------------------------------------
D.D. (DEL) HOCK (67)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director,
RMI.NET Inc., Hathaway
Corporation and  J.D. Edwards & Company
-------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
     2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

20

Management

INDEPENDENT DIRECTORS (CONTINUED)
-------------------------------------------------------------------------------
DONALD H. PRATT (64)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice
Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director,
Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (59)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (56)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President, Finance--Global Markets
Group, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director,
DST Systems, Inc.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (40)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS
-------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (78)(1)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:
Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 43
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chairman, Director, and controlling shareholder,
ACC; Chairman, ACIM, ACSC, and other ACC
subsidiaries; Director, ACIM, ACSC, and other
ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
JAMES E. STOWERS III (43)(1)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 11
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Co-Chairman, ACC (September 2000 to present);
Chief Executive Officer, ACC (June 1996 to
September 2000); Chief Executive Officer, ACIM,
ACSC, and other ACC subsidiaries; Director,
ACC, ACIM, ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

21

Management

OFFICERS
-------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chief Executive Officer, ACC and other ACC
subsidiaries (September 2000 to present);
President, ACC (June 1997 to present); Chief
Operating Officer, ACC (June 1996 to September
2000); General Counsel, ACC, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1989 to
June 1998); Executive Vice President, ACC
(January 1995 to June 1997); Also serves as:
Executive Vice President and Chief Operating
Officer, ACIM, ACIS, ACSC, and other ACC
subsidiaries, and Executive Vice President of
other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice
President
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chief Administrative Officer, ACC (August 1997
to present); Chief Financial Officer, ACC (May
1995 to October 2002); President, ACSC (January
1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive
Vice President and Chief Financial Officer,
ACIM, ACIS, and other ACC subsidiaries, and
Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice
President, Treasurer, and Chief Accounting Officer
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice
President and General Counsel
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1998 to present);
General Counsel, ACC, ACIM, ACIS, ACSC,
and other ACC subsidiaries (June 1998 to
present); Consultant to mutual fund industry
(May 1997 to April 1998)
-------------------------------------------------------------------------------
ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President, ACSC (February 2000 to present);
Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President, Corporate Tax, ACSC (April 1998
to present); Vice President, ACIM, ACIS, and
other ACC subsidiaries (April 1999 to present);
President, American Century Employee Benefit
Services, Inc. (January 2000 to December 2000);
Treasurer, American Century Employee Benefit
Services, Inc. (December 2000 to present);
Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of
Taxation, ACSC (July 1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

22

Share Class and Retirement Account Information

Three classes of shares are authorized for sale by the fund: Investor Class,
Advisor Class, and Institutional Class.

INVESTOR CLASS shares are available directly from American Century for purchase without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA and certain 403(b)
distributions [not eligible for rollover to an IRA or to another qualified plan]
are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you do not want us to withhold on this amount, you must notify us not to withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

23

Background Information

PORTFOLIO MANAGERS
TAX-MANAGED VALUE
--------------------------------
    Mark Mallon, CFA
--------------------------------
    Charles Ritter, CFA
--------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY TAX-MANAGED VALUE invests primarily in common stocks of medium to large companies that the management team believes are temporarily undervalued. Stock purchases are based on a company-by- company analysis to determine whether a stock is trading below what the fund management team considers fair value. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow, and dividends. If the stock's price relative to these measures is low relative to where it typically has traded, it is a candidate for purchase.

     The managers also will attempt to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders.

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's, it is intended to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price- to-book ratios, and, in general, share other characteristics associated with value-style stocks.

                                                                    (continued)

24

Background Information

     The S&P MIDCAP 400/BARRA VALUE INDEX is a capitalization weighted index consisting of S&P MidCap 400 stocks that have lower price-to-book ratios.

     The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The
S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

     The RUSSELL 1000(reg.sm) VALUE INDEX measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The RUSSELL 1000(reg.tm) INDEX measures the performance of the
1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     The NASDAQ COMPOSITE is a market capitalization, price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

25

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) more than
$8.4 billion. This is Lipper's market capitalization breakpoint as of October
31, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $1.9 billion and $8.4 billion. This is Lipper's market capitalization breakpoint as of October 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

26

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$1.9 billion. This is Lipper's market capitalization breakpoint as of October
31, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME-- taxable and tax-free bond funds that can provide current income.  They generally offer lower volatility levels than stock funds.

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

27

Glossary

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

MODERATE--these funds generally provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

28

Notes

29

Notes

30

[inside back cover]

                             AMERICAN CENTURY FUNDS

--------------------------------------------------------------------------------
                                     GROWTH
--------------------------------------------------------------------------------
AGGRESSIVE RISK

    DOMESTIC EQUITY                        INTERNATIONAL
    Veedot(reg.sm)                         Emerging Markets
    New Opportunities                      International Opportunities
    New Opportunities II                   International Discovery**
    Giftrust(reg.sm)                       International Growth
    Vista                                  Global Growth
    Heritage
    Growth                                 SPECIALTY
    Ultra(reg.sm)                          Technology
    Select                                 Life Sciences

--------------------------------------------------------------------------------
                               GROWTH AND INCOME
--------------------------------------------------------------------------------

MODERATE RISK

    ASSET ALLOCATION                       DOMESTIC EQUITY
    Balanced                               Equity Growth
    Strategic Allocation: Aggressive       Equity Index
    Strategic Allocation: Moderate         Large Company Value
    Strategic Allocation: Conservative     Tax-Managed Value
                                           Income & Growth
    SPECIALTY                              Value
    Global Gold                            Equity Income
    Global Natural Resources**
    Real Estate
    Utilities

AGGRESSIVE RISK

    DOMESTIC EQUITY
    Small Cap Quantitative
    Small Cap Value**

--------------------------------------------------------------------------------
                                     INCOME
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Ginnie Mae                             CA Intermediate-Term Tax-Free
    Inflation-Adjusted Bond                AZ Municipal Bond
    Short-Term Government                  FL Municipal Bond
                                           Tax-Free Bond
                                           CA Limited-Term Tax-Free

MODERATE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Government Bond                        CA Long-Term Tax-Free
    Target 2005*
    Diversified Bond

AGGRESSIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Target 2030*                           CA High-Yield Municipal
    Target 2025*                           High-Yield Municipal
    Target 2020*
    Target 2015*
    Target 2010*
    High-Yield
    International Bond

--------------------------------------------------------------------------------
                              CAPITAL PRESERVATION
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE MONEY MARKETS                  TAX-FREE MONEY MARKETS
    Prime Money Market                     FL Municipal Money Market
    Government Agency Money Market         CA Tax-Free Money Market
    Capital Preservation                   Tax-Free Money Market
    Premium Money Market

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------

American Century Investments                               PRSRT STD
P.O. Box 419200                                        U.S. POSTAGE PAID
Kansas City, MO 64141-6200                              AMERICAN CENTURY
                                                            COMPANIES

0212                           American Century Investment Services, Inc.
SH-ANN-32232S                  (c)2002 American Century Services Corporation

[front cover]

October 31, 2002

American Century
Semiannual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of bridge]

New Opportunities II

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III with James E. Stowers, Jr.

Change is a reality for every business, but American Century's more than 40 years of investment management experience speaks to our ability to evolve as conditions warrant. This fall, we made several changes to our senior management structure.

Mark Mallon was named chief investment officer (CIO) of American Century
Investment Management, Inc. (ACIM), our investment management subsidiary. In his new role, Mark oversees more than 160 investment professionals who are managing approximately $75 billion in our International, U.S. Growth, Value, Quantitative
Equity, and Fixed Income portfolios. He continues to co-manage our Large Company
Value and Tax-Managed Value funds. Mark replaces Randy Merk, who left the firm in August.

Mark's top priority was to name successor CIOs for the two disciplines he previously managed. His appointments of Phil Davidson as CIO for Value Equity and John Schniedwind as CIO for Quantitative Equity recognize the significance of these disciplines. Phil, a chief architect of our value strategy, has two decades of investment experience. He remains a senior  portfolio manager on our
Value and Equity Income funds. John, a 20-year American Century veteran, has been a leader in our Quantitative Equity group since its inception. He continues to co-manage our Income & Growth fund.

After spending the past two years researching and developing sophisticated investment management technologies, Jim Stowers III returns to the position of
CIO for U.S. Growth while retaining his roles on the Ultra and Veedot investment teams. For more than two decades, Jim has been a guiding force behind  our earnings acceleration investment approach. He succeeds C. Kim Goodwin, who resigned in September.

Lastly, Bill Lyons, president and CEO of American Century Companies, takes on additional responsibilities as president of ACIM. Bill's assumption of the executive duties in ACIM allows our investment professionals to remain sharply focused on portfolio management.

We have built a legacy of investment management excellence, and we intend to keep it going through these challenging times. With our new team in place, you can be assured that American Century will continue its intense commitment to producing the best possible returns for you.

Sincerely,

/s/James E. Stowers, Jr.              /s/James E. Stowers III
James E. Stowers, Jr.                 James E. Stowers III
Founder and Chairman                  Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Market Perspective ........................................................    1

NEW OPPORTUNITIES II

FINANCIAL STATEMENTS

OTHER INFORMATION
Management ................................................................   18
Share Class and Retirement Account Information ............................   21
Background Information

Market Perspective from James Stowers III

[photo of James E. Stowers III]

James E. Stowers III, co-chairman of the board and chief investment officer,
U.S. Growth Equities

The year ended October 31, 2002 was a challenging period for stock investors as shifting sentiments triggered a selloff that affected all corners of the equity universe. While the S&P 500's 15.11% decline illustrates the downdraft's impact on the broad market, a deeper look reveals that there were  few places for equity investors to hide. For example, the Russell 1000 Growth index, which measures the performance of the market's largest growth-oriented stocks, fell
19.62%, and the Russell 2000 Growth Index, which represents smaller growth issues, dropped 21.57%. Value-oriented stocks fared somewhat better, but delivered negative results as well.

A GOOD START

The 12 months covered by this report got off to a positive start in the fourth quarter of last year when investors pushed stocks higher on hopes that  the recession would end and corporate profits would recover. In early 2002, the economy continued to gain momentum, but corporate profits did not. The rally stalled as companies disappointed investors with declining profits and modest outlooks for the future.

Shaky sentiment took a turn for the worse during the summer when the stock market was racked by corporate scandals, weak profits, sputtering economic growth and worries about war. The combination of these negative trends drove a punishing decline that saw the S&P 500 lose more than 15%  of its value between
Memorial Day and Labor Day and caused many investors to abandon stocks altogether.

LOOKING AHEAD

Though the fiscal year closed with a strong rally as stocks bounced off of the five-year lows they hit in early October, there's no way of knowing whether the rise can be sustained. Certainly, there are reasons to be optimistic. The economy is beginning to show more vitality, and we're starting to see corporate earnings improve--two forces that must be present for  the market to sustain positive returns. That said, we must also recognize  that factors such as a pause in the economy's progress or continuing uncertainty about war could delay a market upswing we all want to see.

These conditions make stock selection more important than ever. With an uneven recovery helping some companies more than others, investment
===============================================================================
MARKET RETURNS

For the 12 months ended October 31, 2002
-------------------------------------------------------------------------------
    S&P 500 Index                                                   -15.11%
-------------------------------------------------------------------------------
    S&P MidCap 400 Index                                             -4.78%
-------------------------------------------------------------------------------
    Russell 2000 Index                                              -11.57%
-------------------------------------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

                                                                    (continued)

                                                                         ------
                                                                         1

Market Perspective

success depends on getting it right, one company at a time - the very approach that guides our domestic growth funds. The veteran managers that lead our domestic growth portfolios (averaging more than 10 years of investment experience) are very discriminating. They are keeping their portfolios focused on businesses whose earnings, revenues and other key fundamentals are growing at an accelerating rate. Though recent negative performance reflects the impact of the bear market, investing in companies demonstrating these characteristics has helped our teams generate enviable results compared to their peers.

In the months ahead, you can be assured that the investment professionals who are managing your assets will continue to apply the growth strategies that have proven successful over time. Every decision that they make will be predicated on providing you with solid long-term results.

================================================================================
MARKET PERFORMANCE--GROWTH OF $1.00

For the 12 months ended October 31, 2002

These indices represent the performance of large-, medium-, and small-capitalization stocks.

------
     2

New Opportunities II - Performance

 TOTAL RETURNS AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------
                             NEW OPPORTUNITIES II    RUSSELL 2000 GROWTH INDEX
--------------------------------------------------------------------------------
================================================================================
 INVESTOR CLASS (INCEPTION 6/1/01)
--------------------------------------------------------------------------------
   6 months(1)                     -21.70%                  -28.95%
--------------------------------------------------------------------------------
   1 Year                           -8.19%                  -21.57%
--------------------------------------------------------------------------------
================================================================================
 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   Life of Fund                    -12.33%                  -27.41%(2)
--------------------------------------------------------------------------------

(1) Returns for periods less than one year are not annualized.

(2) Since 5/31/01, the date nearest the class's inception for which data are available.

See pages 22-24 for information about Russell 2000 Growth Index and returns.

GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made June 1, 2001

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
-------------------------------------------------------------------------------
                                                     2001*        2002
-------------------------------------------------------------------------------
New Opportunities II                                -9.60%       -8.19%
-------------------------------------------------------------------------------
Russell 2000 Growth Index                          -19.01%      -21.57%
-------------------------------------------------------------------------------

* From 6/1/01, the class's inception date. Index data from 5/31/01, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance page give historical return data for New
Opportunities II. Returns for the Russell 2000 Growth Index are provided for comparison. New Opportunities II's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                                         ------
                                                                         3

New Opportunities II -  Performance Review

[photo of Chris Boyd and John Seitzer]

A performance summary from Chris Boyd and John Seitzer, portfolio managers on the New Opportunities II investment team.

OUR RESULTS

New Opportunities II fell 8.19% during the year ended October 31, 2002, well ahead of the 21.57% decline recorded by its benchmark, the Russell 2000 Growth
Index. That performance compares favorably to New Opportunities II's peers: The
434 small-cap growth funds tracked by Lipper Inc. fell an average of 20.03%.
The S&P 500, the proxy for the broader market, fell 15.11%.

A TURN FOR THE WORSE

Equity investors faced profound  challenges in a period that began and ended with promise, but was marked by pronounced volatility in the interim. At the period's open, investors were heartened by an economy that seemed poised for recovery, and a host of indicators, from retail sales to manufacturing, suggested that optimism was well founded. At the same time, the stock market continued to rebound off September 2001 lows.

However, as the period wore on, the recovery appeared to lose steam and hopes abated for a rebound in corporate profits. Business spending remained weak, and though a handful of companies surprised investors with upbeat earnings, many more disappointed. Negative sentiment permeated the market, prompting many investors to abandon stocks in favor of fixed income or cash investments.
Those who elected to stay in the stock market gravitated to the perceived safety of larger companies, favoring them over the small companies that we consider for
New Opportunities II. The pressure exacted double-digit losses from the major indices, despite a rally in October that closed the period.

OPPORTUNITIES AMONG CHALLENGES

In this difficult environment, we remained focused on our discipline, which mandates that we subject each company to careful scrutiny and then build the portfolio from the ground up, one stock at a time. That unyielding attention to individual companies demonstrating acceleration in earnings helped us limit our losses in this

===============================================================================
PORTFOLIO AT A GLANCE
===============================================================================
                                                  AS OF 10/31/02
-------------------------------------------------------------------------------
Net Assets                                         $25.5 million
-------------------------------------------------------------------------------
===============================================================================
                                          10/31/02              10/31/01
-------------------------------------------------------------------------------
No. of Holdings                              79                    71
-------------------------------------------------------------------------------
P/E Ratio                                   25.70                 34.1
-------------------------------------------------------------------------------
Median Market                               $0.9                  $1.0
Capitalization                            billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $1.9                  $1.4
Market Capitalization                     billion               billion
-------------------------------------------------------------------------------
Portfolio Turnover                          182%                 89%(1)
-------------------------------------------------------------------------------
Expense Ratio                              1.50%               1.50%(2)
-------------------------------------------------------------------------------

(1) For the period June 1, 2001 through October 31, 2001.

(2) Annualized.

unforgiving market. So though the

Investment terms are defined in the Glossary.                       (continued)

------
     4

New Opportunities II -  Performance Review

fund declined, we were heartened by its strong finish against its benchmark.

CONSUMERS STOCKS STUMBLE

The dimming fortunes of companies tied to consumer spending were testament to the changing economic tides of the past year. In our last report to you, this group was among the strongest in the portfolio. Since then, these companies became the biggest drag on performance, finishing significantly lower as the stalled recovery took its toll on consumers' confidence and  willingness to spend.

Early in the year, the search for earnings acceleration led us to specialty stores, including CSK Auto Corp., Advance Auto Parts, and Pep Boys. All provide parts and servicing for cars and stand to benefit from the recent boom in auto sales, particularly the surging popularity of SUVs, which are expensive to service. Furthermore, sales of after-market auto

================================================================================
TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
================================================================================
                                          AS OF                 AS OF
================================================================================
                                        10/31/02               4/30/02
--------------------------------------------------------------------------------
LifePoint Hospitals Inc.                  4.0%                  1.0%
--------------------------------------------------------------------------------
Fisher Scientific
International                             3.7%                  1.4%
--------------------------------------------------------------------------------
Regent
Communications, Inc.                      3.7%                   --
--------------------------------------------------------------------------------
Province Healthcare Co.                   3.5%                  1.1%
--------------------------------------------------------------------------------
Advance Auto Parts                        2.8%                  1.1%
--------------------------------------------------------------------------------
Cooper Companies,
Inc. (The)                                2.6%                   --
--------------------------------------------------------------------------------
Accredo Health Inc.                       2.5%                  1.1%
--------------------------------------------------------------------------------
Packaging Dynamics
Corporation                               2.4%                   --
--------------------------------------------------------------------------------
Waste Connections, Inc.                   2.3%                  0.8%
--------------------------------------------------------------------------------
Microchip
Technology Inc.                           2.2%                   --
--------------------------------------------------------------------------------

greater resilience in a slower economy parts historically have demonstrated than other more discretionary consumer products. Though our holdings declined along with the market, we have confidence in these businesses and are maintaining our positions. Overall, though, we reduced our stake in the cyclicals arena, but not before incurring losses.

===============================================================================
TOP FIVE INDUSTRIES
                                             % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
===============================================================================
                                          AS OF                 AS OF
===============================================================================
                                        10/31/02               4/30/02
-------------------------------------------------------------------------------
Medical Products
& Supplies                               15.3%                 11.3%
-------------------------------------------------------------------------------
Medical Providers
& Services                               13.6%                  4.9%
-------------------------------------------------------------------------------
Specialty Stores                          9.1%                 11.4%
-------------------------------------------------------------------------------
Information Services                      5.6%                  5.4%
-------------------------------------------------------------------------------
Media                                     5.5%                   --
-------------------------------------------------------------------------------
NO SHELTER

As we reduced our stake in cyclical businesses, we re-deployed some of those assets into health care, by far our largest sector-level stake. It was also the most damaging as the turbulent market took down even companies favored as investment safe havens. We followed earnings to the medical products and medical services industries, a strategy that ultimately yielded both reward and disappointment.

Patterson Dental, a dental product supply firm benefiting from acquisitions and from increased demand for cosmetic procedures, was among the top-contributing stocks during the year. Among service providers, hospitals held appeal because of the compelling catalysts driving earnings growth. Several rural hospital companies are

                                                                    (continued)

                                                                         ------
                                                                         5

New Opportunities II -  Performance Review

deploying a successful strategy of acquiring struggling not-for-profit hospitals, making their operations more efficient by applying economies of scale and recruiting specialty doctors. These practices allow the hospitals to keep more patient revenues at home rather than referring patients to hospitals at nearby towns.

For most of the year, that trend benefited hospitals such as Province Healthcare and LifePoint Hospitals, both of which New Opportunities II owned. However, late in the period, adverse developments at an urban hospital, including investigations into its billing practices, prompted a sell-off of hospitals, wiping out those gains and making these some of the portfolio's worst-performing investments during the year.

LIMITED LIABILITIES

We limited our exposure to the embattled technology sector, which was hurt by persistent weakness in capital spending, a situation that is unlikely  to change until corporate profits improve. This was the primary factor behind the losses posted by our  holdings in traditional technology industries, from computer software and hardware to electrical equipment and semiconductors.

One notable exception to the tech declines was Microchip Technology Inc., a semiconductor company that continued to meet its earnings targets despite the prevailing bleakness plaguing the sector. The firm makes

microcontrollers, a small and inexpensive part used in everything from cars to refrigerators. Microchip's diversified client base and variety of end markets gave the firm a degree of resilience that made it one of the top-contributing stocks for the period.

A significant portion of our technology stake resided in the defense and aerospace industry, one technology industry with clear acceleration in earnings.
High-tech defense contractors have benefited both from a wave of consolidation in the industry and from increased government spending to modernize military assets. Consequently, this was a positive contributor to performance during the year.

THE ROAD AHEAD

Though the investment landscape seems bleak, we remain hopeful that the climate will improve and that the challenges equity investors are facing will eventually resolve. We remain focused on our discipline of seeking the best companies demonstrating acceleration in earnings, and we believe the portfolio is well positioned to reward our investors when conditions improve.

===============================================================================
TYPES OF INVESTMENTS IN PORTFOLIO
===============================================================================
                                          AS OF                 AS OF
===============================================================================
                                        10/31/02               4/30/02
-------------------------------------------------------------------------------
U.S. Common Stocks
& Futures                                96.8%                 93.0%
-------------------------------------------------------------------------------
Foreign Stocks                             --                   2.8%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    96.8%                 95.8%
-------------------------------------------------------------------------------
Temporary
Cash Investments                          3.2%                  4.2%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

------
     6

New Opportunities II -  Schedule of Investments

OCTOBER 31, 2002

Shares                                                               Value
----------------------------------------------------------------------------

 COMMON STOCKS -- 94.4%

BIOTECHNOLOGY -- 0.5%
----------------------------------------------------------------------------
       11,700    Embrex Inc.(1)                                 $   131,567
----------------------------------------------------------------------------

CHEMICALS -- 5.2%
----------------------------------------------------------------------------
       96,480    Packaging Dynamics Corporation(1)                  605,412
----------------------------------------------------------------------------
       21,100    Pactiv Corporation(1)                              418,624
----------------------------------------------------------------------------
       16,000    Spartech Corporation                               292,000
----------------------------------------------------------------------------
                                                                  1,316,036
----------------------------------------------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES -- 1.5%
----------------------------------------------------------------------------
        3,700    Diebold, Inc.                                      131,905
----------------------------------------------------------------------------
       26,300    Fargo Electronics(1)                               243,407
----------------------------------------------------------------------------
                                                                    375,312
----------------------------------------------------------------------------

COMPUTER SOFTWARE -- 1.0%
----------------------------------------------------------------------------
        7,000    Epiq Systems, Inc.(1)                              117,040
----------------------------------------------------------------------------
       32,000    H.T.E., Inc.(1)                                    139,680
----------------------------------------------------------------------------
                                                                    256,720
----------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY -- 0.3%
----------------------------------------------------------------------------
        6,200    Clayton Homes, Inc.                                 70,184
----------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 1.7%
----------------------------------------------------------------------------
        9,000    L-3 Communications Holdings, Inc.(1)               423,000
----------------------------------------------------------------------------

DRUGS -- 3.0%
----------------------------------------------------------------------------
        6,500    Biosite Incorporated(1)                            187,753
----------------------------------------------------------------------------
        8,600    Martek Biosciences
                 Corporation(1)                                     134,891
----------------------------------------------------------------------------
        9,200    Medicis Pharmaceutical
                 Corp. Cl A(1)                                      422,280
----------------------------------------------------------------------------
                                                                    744,924
----------------------------------------------------------------------------

ENVIRONMENTAL SERVICES -- 4.5%
----------------------------------------------------------------------------
       18,100    Casella Waste Systems, Inc.(1)                      97,016
----------------------------------------------------------------------------
       15,900    Republic Services, Inc. Cl A(1)                    327,222
----------------------------------------------------------------------------
       16,200    Team, Inc.(1)                                      129,924
----------------------------------------------------------------------------
       15,500    Waste Connections, Inc.(1)                         566,990
----------------------------------------------------------------------------
                                                                  1,121,152
----------------------------------------------------------------------------

FOOD & BEVERAGE -- 0.9%
----------------------------------------------------------------------------
        8,900    Hormel Foods Corp.                                 215,380
----------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -- 0.8%
----------------------------------------------------------------------------
        8,200    Sonoco Products Co.                                192,700
----------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 1.0%
----------------------------------------------------------------------------
       11,300    Smith (A.O.) Corp.                                 248,148
----------------------------------------------------------------------------

HOME PRODUCTS -- 0.5%
----------------------------------------------------------------------------
        6,300    Dial Corp. (The)                                   133,938
----------------------------------------------------------------------------

Shares                                                               Value
----------------------------------------------------------------------------

INDUSTRIAL PARTS -- 4.4%
----------------------------------------------------------------------------
        6,700   Black & Decker Corporation                      $  313,292
----------------------------------------------------------------------------
       16,100   Idex Corporation                                   483,644
----------------------------------------------------------------------------
       23,500   MSC Industrial Direct Co., Inc.(1)                 304,560
----------------------------------------------------------------------------
                                                                 1,101,496
----------------------------------------------------------------------------

INDUSTRIAL SERVICES -- 2.8%
----------------------------------------------------------------------------
       12,700   Central Parking Corporation                        295,021
----------------------------------------------------------------------------
       10,200   Kroll Inc.(1)                                      197,829
----------------------------------------------------------------------------
        6,400   Manpower Inc.                                      218,240
----------------------------------------------------------------------------
                                                                   711,090
----------------------------------------------------------------------------

INFORMATION SERVICES -- 5.6%
----------------------------------------------------------------------------
        6,500   Affiliated Computer Services Inc.(1)               299,325
----------------------------------------------------------------------------
        4,900   Alliance Data Systems Corporation(1)                83,300
----------------------------------------------------------------------------
        4,200   Anteon International Corp.(1)                       96,600
----------------------------------------------------------------------------
        7,500   Ceridian Corp.(1)                                  103,350
----------------------------------------------------------------------------
       26,000   Daktronics, Inc.(1)                                241,020
----------------------------------------------------------------------------
        2,600   Getty Images Inc.(1)                                74,490
----------------------------------------------------------------------------
        7,700   Mantech International Corp.(1)                     190,614
----------------------------------------------------------------------------
        2,777   SRA International, Inc.(1)                          67,481
----------------------------------------------------------------------------
        9,900   Veridian Corporation(1)                            237,204
----------------------------------------------------------------------------
                                                                 1,393,384
----------------------------------------------------------------------------

INVESTMENT TRUSTS -- 2.7%
----------------------------------------------------------------------------
       27,400   Nasdaq 100-Index Tracking Stock(1)                 673,218
----------------------------------------------------------------------------

MEDIA -- 5.5%
----------------------------------------------------------------------------
       14,100   Cumulus Media Inc.(1)                              242,027
----------------------------------------------------------------------------
        4,500   Entercom Communications Corp.(1)                   221,490
----------------------------------------------------------------------------
      150,900   Regent Communications, Inc.(1)                     921,244
----------------------------------------------------------------------------
                                                                 1,384,761
----------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 15.3%
----------------------------------------------------------------------------
        3,172   Analogic Corporation                               127,213
----------------------------------------------------------------------------
        3,600   Bard (C.R.), Inc.                                  201,348
----------------------------------------------------------------------------
        4,800   Beckman Coulter Inc.                               133,680
----------------------------------------------------------------------------
       12,200   Cooper Companies, Inc. (The)                       646,599
----------------------------------------------------------------------------
       16,500   Cytyc Corp.(1)                                     172,343
----------------------------------------------------------------------------
       32,300   Fisher Scientific International(1)(2)              923,779
----------------------------------------------------------------------------
       24,900   Kensey Nash Corp.(1)                               420,810
----------------------------------------------------------------------------
        8,900   Owens & Minor Inc.                                 131,008
----------------------------------------------------------------------------
        5,000   Patterson Dental Co.(1)                            257,575
----------------------------------------------------------------------------
       39,400   Synovis Life Technologies, Inc.(1)                 312,245
----------------------------------------------------------------------------
       15,900   Zoll Medical Corp.(1)                              516,512
----------------------------------------------------------------------------
                                                                 3,843,112
----------------------------------------------------------------------------

See Notes to Financial Statements.

New Opportunities II -

Schedule of Investments

OCTOBER 31, 2002

Shares                                                               Value
----------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 13.6%
----------------------------------------------------------------------------
       13,600    Accredo Health Inc.(1)                         $   628,524
----------------------------------------------------------------------------
       16,700    American Healthways, Inc.(1)                       327,905
----------------------------------------------------------------------------
       30,000    Curative Health Services, Inc.(1)                  448,950
----------------------------------------------------------------------------
       31,800    LifePoint Hospitals Inc.(1)                        996,452
----------------------------------------------------------------------------
        6,200    Priority Healthcare Corp. Cl B(1)                  150,846
----------------------------------------------------------------------------
       66,300    Province Healthcare Co.(1)                         865,215
----------------------------------------------------------------------------
                                                                  3,417,892
----------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 1.6%
----------------------------------------------------------------------------
        5,300    American Axle & Manufacturing
                   Holdings, Inc.(1)                                125,610
----------------------------------------------------------------------------
        7,100    Monaco Coach Corp.(1)                              114,949
----------------------------------------------------------------------------
        3,700    Winnebago Industries                               167,721
----------------------------------------------------------------------------
                                                                    408,280
----------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 4.6%
----------------------------------------------------------------------------
        5,600    Berkley (W.R.) Corp.                               208,040
----------------------------------------------------------------------------
        7,200    Erie Indemnity Company                             287,784
----------------------------------------------------------------------------
       11,500    Mercury General Corp.                              477,250
----------------------------------------------------------------------------
        6,000    RLI Corp.                                          168,000
----------------------------------------------------------------------------
                                                                  1,141,074
----------------------------------------------------------------------------

PUBLISHING -- 2.1%
----------------------------------------------------------------------------
       23,400    John Wiley & Sons, Inc.                            514,332
----------------------------------------------------------------------------

RAILROADS -- 1.1%
----------------------------------------------------------------------------
        9,783    Genesee & Wyoming Inc.(1)                          214,248
----------------------------------------------------------------------------
        7,000    RailAmerica, Inc.(1)                                51,380
----------------------------------------------------------------------------
                                                                    265,628
----------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 0.5%
----------------------------------------------------------------------------
        2,900    Legg Mason, Inc.                                   134,734
----------------------------------------------------------------------------

SEMICONDUCTOR -- 2.2%
----------------------------------------------------------------------------
       22,500    Microchip Technology Inc.(1)                       548,888
----------------------------------------------------------------------------

SPECIALTY STORES -- 9.1%
----------------------------------------------------------------------------
        5,666    99 Cents Only Stores(1)                            153,265
----------------------------------------------------------------------------
       13,070    Advance Auto Parts(1)                              699,898
----------------------------------------------------------------------------

Shares                                                               Value
----------------------------------------------------------------------------

       15,315   Big 5 Sporting Goods Corp.(1)                   $  180,334
----------------------------------------------------------------------------
       24,900   CSK Auto Corp.(1)                                  308,760
----------------------------------------------------------------------------
        8,200   Hancock Fabrics Inc.                               130,380
----------------------------------------------------------------------------
        4,500   Michaels Stores, Inc.(1)                           202,320
----------------------------------------------------------------------------
       37,700   Pep Boys-Manny, Moe &
                 Jack (The)                                        437,319
----------------------------------------------------------------------------
       12,500   West Marine Inc.(1)                                176,563
----------------------------------------------------------------------------
                                                                 2,288,839
----------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT -- 2.4%
----------------------------------------------------------------------------
       15,100   Celadon Group, Inc.(1)                             129,256
----------------------------------------------------------------------------
       22,900   Pittston Brink's Group                             484,793
----------------------------------------------------------------------------
                                                                   614,049
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $23,797,010)                                              23,669,838
----------------------------------------------------------------------------
============================================================================
 TEMPORARY CASH INVESTMENTS --
============================================================================
 SEGREGATED FOR FUTURES* -- 2.4%

Repurchase Agreement, State Street Corp.,
(U.S. Treasury obligations), in a
joint trading  account at 1.84%, dated 10/31/02,
due 11/1/02 (Delivery value $593,730)
(Cost $593,700)                                                    593,700
----------------------------------------------------------------------------
============================================================================
 TEMPORARY CASH INVESTMENTS -- 3.2%

Repurchase Agreement, Deutsche Bank, Inc.,
(U.S. Treasury obligations), in a joint trading
account at 1.83%, dated 10/31/02,
due 11/1/02 (Delivery value $200,010)                              200,000
----------------------------------------------------------------------------
Repurchase Agreement, State Street Corp.,
(U.S. Treasury obligations), in a joint trading
account at 1.84%, dated 10/31/02,
due 11/1/02 (Delivery value $606,331)                              606,300
----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $806,300)                                                    806,300
----------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $25,197,010)                                             $25,069,838
============================================================================
 EQUITY FUTURES CONTRACTS*
     Purchased                Expiration      Underlying Face    Unrealized
                                 Date         Amount at Value      Gain
-----------------------------------------------------------------------------
 6   Nasdaq 100 Futures     December 2002         $593,700        $20,075
                                             ================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

=============================================================================
 NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements.

------
     8

Statement of Assets and Liabilities

OCTOBER 31, 2002

ASSETS
--------------------------------------------------------------------
Investment securities, at value
(cost of $25,197,010) (Note 6)                                      $25,069,838
--------------------------------------------------------------------
Cash                                                                     72,426
--------------------------------------------------------------------
Receivable for investments sold                                         623,093
--------------------------------------------------------------------
Dividends and interest receivable                                         4,279
--------------------------------------------------------------------------------
                                                                     25,769,636
--------------------------------------------------------------------------------
================================================================================
LIABILITIES
--------------------------------------------------------------------
Payable for investments purchased                                       257,493
--------------------------------------------------------------------
Payable for variation margin on futures contracts                           900
--------------------------------------------------------------------
Accrued management fees (Note 2)                                         32,281
--------------------------------------------------------------------------------
                                                                        290,674
--------------------------------------------------------------------------------
NET ASSETS                                                          $25,478,962
================================================================================
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------
Capital (par value and paid-in surplus)                             $30,503,716
--------------------------------------------------------------------
Accumulated net realized loss
on investment transactions                                           (4,917,657)
--------------------------------------------------------------------
Net unrealized depreciation
on investments (Note 6)                                                (107,097)
--------------------------------------------------------------------------------
                                                                    $25,478,962
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $25,478,962
--------------------------------------------------------------------
Shares outstanding                                                    6,139,299
--------------------------------------------------------------------
Net asset value per share                                                 $4.15
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                         ------
                                                                         9

Statement of Operations

YEAR ENDED OCTOBER 31, 2002

INVESTMENT LOSS

INCOME:
--------------------------------------------------------------------
Dividends                                                          $     94,982
--------------------------------------------------------------------
Interest                                                                 29,228
--------------------------------------------------------------------------------
                                                                        124,210
--------------------------------------------------------------------------------

EXPENSES (Note 2):
--------------------------------------------------------------------
Management fees                                                         385,262
--------------------------------------------------------------------
Directors' fees and expenses                                                279
--------------------------------------------------------------------------------
                                                                        385,541
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                    (261,331)
--------------------------------------------------------------------------------
================================================================================
REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------
Net realized loss on investment transactions (Note 3)                (2,365,345)
--------------------------------------------------------------------
Change in net unrealized depreciation on investments (Note 6)          (987,937)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                     (3,353,282)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(3,614,613)
================================================================================

See Notes to Financial Statements.

------
   10

Statement of Changes in Net Assets

YEAR ENDED OCTOBER 31, 2002 AND PERIOD ENDED OCTOBER 31, 2001

INCREASE IN NET ASSETS                                     2002         2001(1)
================================================================================
OPERATIONS
---------------------------------------------------------
Net investment loss                                    $ (261,331)  $  (54,324)
---------------------------------------------------------
Net realized loss                                      (2,365,345)  (2,553,943)
---------------------------------------------------------
Change in net unrealized depreciation                    (987,937)     880,840
--------------------------------------------------------------------------------
Net decrease in net assets resulting from operations   (3,614,613)  (1,727,427)
--------------------------------------------------------------------------------
================================================================================
CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from
capital share transactions                             10,876,569   19,944,433
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                              7,261,956   18,217,006
================================================================================
NET ASSETS

Beginning of period                                    18,217,006         --
--------------------------------------------------------------------------------
End of period                                         $25,478,962  $18,217,006
================================================================================

(1) June 1, 2001 (inception) through October 31, 2001.

See Notes to Financial Statements.

                                                                         ------
                                                                         11

Notes to Financial Statements

OCTOBER 31, 2002

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. New Opportunities II Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America.
These policies may require the use of estimates by fund management.

MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class and the Institutional Class. The share classes differ principally in their respective shareholder expense arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class had not commenced as of October 31,
2002.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

                                                                    (continued)

------
    12

Notes to Financial Statements

OCTOBER 31, 2002

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on the fund's average daily closing net assets during the previous month. The annual management fee is 1.50% and 1.30% for the
Investor Class and Institutional Class, respectively.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services
Corporation.

During the year ended October 31, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (see Note 5).

 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2002, were $55,109,261 and $43,992,131, respectively.

                                                                    (continued)

                                                                         ------
                                                                         13

Notes to Financial Statements

OCTOBER 31, 2002

 4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                                         SHARES       AMOUNT
--------------------------------------------------------------------------------
================================================================================
INVESTOR CLASS
--------------------------------------------------------------------------------
SHARES AUTHORIZED                                     250,000,000
================================================================================
YEAR ENDED OCTOBER 31, 2002
---------------------------------------------------------
Sold                                                    3,166,849   $15,641,897
---------------------------------------------------------
Redeemed                                               (1,056,633)   (4,765,328)
--------------------------------------------------------------------------------
Net increase                                            2,110,216   $10,876,569
================================================================================
PERIOD ENDED OCTOBER 31, 2001(1)
---------------------------------------------------------
Sold                                                    4,171,168   $20,574,536
---------------------------------------------------------
Redeemed                                                 (142,085)     (630,103)
--------------------------------------------------------------------------------
Net increase                                            4,029,083   $19,944,433
================================================================================
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
SHARES AUTHORIZED                                      50,000,000
================================================================================

(1) June 1, 2001 (inception) through October 31, 2001.

 5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2002.

                                                                    (continued)

------
    14

Notes to Financial Statements

OCTOBER 31, 2002

 6. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts. There were no distributions made during the year ended October
31, 2002 and the period ended October 31, 2001.

As of October 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                     $25,242,460
================================================================================
Gross tax appreciation of investments                              $  1,719,915
--------------------------------------------------------------------
Gross tax depreciation of investments                                (1,892,537)
--------------------------------------------------------------------------------
Net tax depreciation of investments                                $   (172,622)
================================================================================
Net tax appreciation (depreciation) of derivatives                           --
--------------------------------------------------------------------------------
Net tax depreciation                                               $   (172,622)
================================================================================
Accumulated capital losses                                         $ (4,852,132)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2010.

                                                                         ------
                                                                         15

New Opportunities II - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
--------------------------------------------------------------------------------
                                                                2002     2001(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period                          $4.52      $5.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Loss                                         (0.05)     (0.01)
--------------------------------------------------------------------------------
  Net Realized and Unrealized Loss                            (0.32)     (0.47)
--------------------------------------------------------------------------------
  Total From Investment Operations                            (0.37)     (0.48)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                $4.15      $4.52
================================================================================
  TOTAL RETURN(2)                                             (8.19)%    (9.60)%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets               1.50%   1.50%(3)
--------------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets            (1.02)% (0.81)%(3)
--------------------------------------------------------------
Portfolio Turnover Rate                                          182%       89%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $25,479   $18,217
--------------------------------------------------------------------------------

(1) June 1, 2001 (inception) through October 31, 2001.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
    periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

------
    16

Independent Auditors' Report

The Board of Directors and Shareholders, American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities II Fund, (the "Fund"), one of
the funds comprising American Century Mutual Funds, Inc., as of October 31,
2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period June 1, 2001 (inception) through October 31,
2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New
Opportunities II Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period June 1, 2001 (inception) through
October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 6, 2002

                                                                         ------
                                                                         17

Management

The individuals listed below serve as directors or officers of the fund. Those listed as interested directors  are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

 INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (62)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 21
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (70)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeo
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (57)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------
D.D. (DEL) HOCK (67)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and  J.D. Edwards & Company
-------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
   2001, after serving in such capacity for 33 years.
   Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds.
   He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of
   $2,500 for his services.

                                                                    (continued)

------
    18

Management

 INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT (64)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (59)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (56)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (40) 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS
-------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (78)(1)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 43
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
JAMES E. STOWERS III (43)(1)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 11
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

                                                                         ------
                                                                         19

Management

 OFFICERS
-------------------------------------------------------------------------------
WILLIAM M. LYONS (47)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive  Vice President
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to October 2002); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DAVID C. TUCKER (44)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------
ROBERT LEACH (36)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (38)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (35)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

------
    20

Share Class and  Retirement Account Information

SHARE CLASSES

Two classes of shares are authorized for sale by the fund: Investor Class and
Institutional Class.

INVESTOR CLASS shares are available directly from American Century for purchase without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial  intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional  customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

Sale of the Institutional Class had not commenced as of October 31, 2002.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA and certain 403(b)
distributions [not eligible for rollover to an IRA or to another  qualified plan] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you do not want us to withhold on this amount, you must notify us not to withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the  withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                                         ------
                                                                         21

Background Information

 PORTFOLIO MANAGERS
===============================================================================
 NEW OPPORTUNITIES II
-------------------------------------------------------------------------------
    Chris Boyd, CFA
-------------------------------------------------------------------------------
    John Seitzer, CFA
-------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important  principles. First, the funds seek to  own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies:

AMERICAN CENTURY NEW OPPORTUNITIES II generally invests in the securities of small companies that exhibit accelerating growth. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies.
Therefore, the fund is subject to significant price volatility, but offers long-term growth potential. To enable the fund to maintain its emphasis on small growth companies, it has always been our intention to close New Opportunities II to new investors when it reachs $500 million in assets.

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The NASDAQ COMPOSITE is a market capitalization, price-only index that reflects the aggregate performance of domestic common stocks traded on  the regular
Nasdaq market, as well as  national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. Created by  Standard & Poor's, it is considered to  be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market.
Created by Standard & Poor's, it is  considered to represent the performance of mid-cap stocks generally.

The RUSSELL 2000 INDEX was created  by the Frank Russell Company. It measures the performance of the 2,000  smallest of the 3,000 largest publicly  traded
U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies.
The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

------
    22

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced the fund's  cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial
Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings  and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile  manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock)  more than
$8.4 billion. This is Lipper's market capitalization breakpoint as of October
31, 2002, although it may be subject to change based on market fluctuations.
The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $1.9 billion and $8.4 billion. This is Lipper's market capitalization breakpoint as of October 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

                                                                         ------
                                                                         23

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$1.9 billion. This is Lipper's  market capitalization breakpoint as of October
31, 2002, although it may be subject to change based on market fluctuations.
The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market  capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME-- taxable and tax-free bond funds that can provide current income. They generally offer lower volatility levels than stock funds.

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

Glossary

------
    24

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

MODERATE--these funds generally provide moderate return potential  with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                                         ------
                                                                         25

Notes

------
    26

[inside back cover]

                             AMERICAN CENTURY FUNDS

--------------------------------------------------------------------------------
                                     GROWTH
--------------------------------------------------------------------------------
AGGRESSIVE RISK

    DOMESTIC EQUITY                        INTERNATIONAL
    Veedot(reg.sm)                         Emerging Markets
    New Opportunities                      International Opportunities
    New Opportunities II                   International Discovery**
    Giftrust(reg.sm)                       International Growth
    Vista                                  Global Growth
    Heritage
    Growth                                 SPECIALTY
    Ultra(reg.sm)                          Technology
    Select                                 Life Sciences

--------------------------------------------------------------------------------
                               GROWTH AND INCOME
--------------------------------------------------------------------------------

MODERATE RISK

    ASSET ALLOCATION                       DOMESTIC EQUITY
    Balanced                               Equity Growth
    Strategic Allocation: Aggressive       Equity Index
    Strategic Allocation: Moderate         Large Company Value
    Strategic Allocation: Conservative     Tax-Managed Value
                                           Income & Growth
    SPECIALTY                              Value
    Global Gold                            Equity Income
    Global Natural Resources**
    Real Estate
    Utilities

AGGRESSIVE RISK

    DOMESTIC EQUITY
    Small Cap Quantitative
    Small Cap Value**

--------------------------------------------------------------------------------
                                     INCOME
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Ginnie Mae                             CA Intermediate-Term Tax-Free
    Inflation-Adjusted Bond                AZ Municipal Bond
    Short-Term Government                  FL Municipal Bond
                                           Tax-Free Bond
                                           CA Limited-Term Tax-Free

MODERATE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Government Bond                        CA Long-Term Tax-Free
    Target 2005*
    Diversified Bond

AGGRESSIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Target 2030*                           CA High-Yield Municipal
    Target 2025*                           High-Yield Municipal
    Target 2020*
    Target 2015*
    Target 2010*
    High-Yield
    International Bond

--------------------------------------------------------------------------------
                              CAPITAL PRESERVATION
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE MONEY MARKETS                  TAX-FREE MONEY MARKETS
    Prime Money Market                     FL Municipal Money Market
    Government Agency Money Market         CA Tax-Free Money Market
    Capital Preservation                   Tax-Free Money Market
    Premium Money Market

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
                                                                 COMPANIES

0212                              American Century Investment Services, Inc.
SH-AAN-32229S                     (c)2002 American Century Services Corporation

[front cover]

October 31, 2002

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of bridge]

Veedot(reg.sm)

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III with James E. Stowers, Jr.

Change is a reality for every business, but American Century's more than  40 years of investment management experience speaks to our ability to evolve as conditions warrant. This fall, we made several changes to our senior management structure.

Mark Mallon was named chief investment officer (CIO) of American Century
Investment Management, Inc. (ACIM), our investment management subsidiary. In his new role, Mark oversees more than 160 investment professionals who are managing approximately $75 billion in our International, U.S. Growth, Value, Quantitative
Equity, and Fixed Income portfolios. He continues to co-manage our Large Company
Value and Tax-Managed Value funds. Mark replaces Randy Merk, who left the firm in August.

Mark's top priority was to name successor CIOs for the two disciplines he previously managed. His appointments of Phil Davidson as CIO for Value Equity and John Schniedwind as CIO for Quantitative Equity recognize the significance of these disciplines. Phil, a chief architect of our value strategy, has two decades of investment experience. He remains a senior  portfolio manager on our
Value and Equity Income funds. John, a 20-year American Century veteran, has been a leader in our Quantitative Equity group since its inception. He continues to  co-manage our Income & Growth fund.

After spending the past two years researching and developing sophisticated investment management technologies, Jim Stowers III returns to the position of
CIO for U.S. Growth while retaining his roles on the Ultra and Veedot investment teams. For more than two decades,  Jim has been a guiding force behind  our earnings acceleration investment approach. He succeeds C. Kim Goodwin, who resigned in September.

Lastly, Bill Lyons, president and CEO of American Century Companies, takes on additional responsibilities as president of ACIM. Bill's assumption of the executive duties in ACIM allows our investment professionals to remain sharply focused on portfolio management.

We have built a legacy of investment management excellence, and we intend to keep it going through these challenging times. With our new team in place, you can be assured that American Century will continue its intense commitment to producing the best possible returns for you.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Market Perspective ........................................................    1

VEEDOT

FINANCIAL STATEMENTS

OTHER INFORMATION
Management ................................................................   23
Share Class and Retirement Account Information ............................   26
Background Information

Market Perspective from Jim Stowers III

[photo of Jim Stowers III]

Jim Stowers III, chief investment officer, U.S. Growth Equities

The year ended October 31, 2002 was a challenging period for stock investors as shifting sentiments triggered a selloff that affected all corners of the equity universe. While the S&P 500's 15.11% decline illustrates the downdraft's impact on the broad market, a deeper look reveals that there were  few places for equity investors to hide. For example, the Russell 1000 Growth Index, which measures the performance of the market's largest growth-oriented stocks, fell
19.62%, and the Russell 2000 Growth Index, which represents smaller growth issues, dropped 21.57%. Value-oriented stocks fared somewhat better, but delivered negative results as well.

A GOOD START

The 12 months covered by this report got off to a positive start in the fourth quarter of last year when investors pushed stocks higher on hopes that  the recession would end and corporate profits would recover. In early 2002, the economy continued to gain momentum, but corporate profits did not. The rally stalled as companies disappointed investors with declining profits and modest outlooks for the future.

Shaky sentiment took a turn for the worse during the summer when the stock market was racked by corporate scandals, weak profits, sputtering economic growth and worries about war. The combination of these negative trends drove a punishing decline that saw the S&P 500 lose more than 15%  of its value between
Memorial Day and Labor Day and caused many investors to abandon stocks altogether.

LOOKING AHEAD

Though the fiscal year closed with a strong rally as stocks bounced off of the five-year lows they hit in early October, there's no way of knowing whether the rise can be sustained. Certainly, there are reasons to be optimistic. The economy is beginning to show more vitality, and we're starting to see corporate earnings improve--two forces that must be present for  the market to sustain positive returns. That said, we must also recognize  that factors such as a pause in the economy's progress or continuing uncertainty about war could delay a market upswing we all want to see.

These conditions make stock selection more important than ever. With an uneven recovery helping some companies more than others, investment

MARKET RETURNS

For the 12 months ended October 31, 2002
-------------------------------------------------------------------------------
    S&P 500 Index                                                   -15.11%
-------------------------------------------------------------------------------
    S&P MidCap 400 Index                                             -4.78%
-------------------------------------------------------------------------------
    Russell 2000 Index                                              -11.57%
-------------------------------------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

                                                                    (continued)

                                                                         ------
                                                                         1

Market Perspective

success depends on getting it right, one company at a time - the very approach that guides our domestic growth funds. The veteran managers that lead our domestic growth portfolios (averaging more than 10 years of investment experience) are very discriminating. They are keeping their portfolios focused on businesses whose earnings, revenues and other key fundamentals are growing at an accelerating rate. Though recent negative performance reflects the impact of the bear market, investing in companies demonstrating these characteristics has helped our teams generate enviable results compared to their peers.

In the months ahead, you can be assured that the investment professionals who are managing your assets will continue to apply the growth strategies that have proven successful over time. Every decision that they make will be predicated on providing you with solid  long-term results.

MARKET PERFORMANCE--GROWTH OF $1.00

For the 12 months ended October 31, 2002

These indices represent the performance of large-, medium-, and small-capitalization stocks.

------
     2

Veedot - Performance

 TOTAL RETURNS AS OF OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------
                                                              WILSHIRE 5000           NET OF
                                               VEEDOT             INDEX          REDEMPTION FEE(1)
-----------------------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 11/30/99)
-----------------------------------------------------------------------------------------------------
   6 months(2)                                 -21.13%           -17.72%              -22.71%
-----------------------------------------------------------------------------------------------------
   1 Year                                      -12.73%           -13.40%              -14.48%
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------
   Life of Class                                -9.22%           -12.63%               -9.85%
-----------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 8/1/00)
-----------------------------------------------------------------------------------------------------
   6 months(2)                                 -21.04%           -17.72%              -22.62%
-----------------------------------------------------------------------------------------------------
   1 Year                                      -12.47%           -13.40%              -14.22%
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------
   Life of Class                               -19.19%           -17.69%(3)           -19.92%
-----------------------------------------------------------------------------------------------------

(1)  Returns reflect the deduction of a 2% redemption fee, incurred if shares were redeemed within the first five years after purchase.

(2)  Returns for periods less than one year are not annualized.

(3)  Since 7/31/00, the date nearest the class's inception for which data are available.

See pages 26-29 for information about share classes, the Wilshire 5000 Index, and returns.

                                                                    (continued)

                                                                         ------
                                                                         3

Veedot - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made November 30, 1999

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
----------------------------------------------------------------------------
                                   2000*           2001           2002
----------------------------------------------------------------------------
Veedot                            18.40%         -27.03%        -12.73%
----------------------------------------------------------------------------
Wilshire 5000 Index                4.60%         -25.54%        -13.40%
----------------------------------------------------------------------------

* From 11/30/99, the class's inception date. Not annualized.

The charts on the performance pages give historical return data for Veedot.
Returns for the indices are provided for comparison. Veedot's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results.
None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
     4

Veedot - Performance Review

A performance summary from Jim Stowers III and John Small, Jr., portfolio managers on the Veedot investment team.

Veedot declined 12.73%* during the twelve months ended October 31, 2002, outperforming its benchmark, the Wilshire 5000 Total Market Index, which fell
13.40%.

VEEDOT'S INVESTMENT STRATEGY

Veedot seeks long-term returns by investing in companies whose earnings and revenues are growing at an accelerating rate. We use a systematic, repeatable discipline, focusing only  on a stock's fundamental data and its historical response to investor behavior, rather than the issuing company's product or management.

To find accelerating stocks, we rely on American Century's proprietary database that screens approximately 16,000 securities. It tracks companies of all sizes without regard to sector, industry, or geographical location, and singles out those that best meet its fundamental investment criteria of accelerating earnings and revenues. We then study each stock's historical price pattern to identify companies that appear to be in the earliest--and often most dramatic--stages of their growth cycle.

INVESTOR CONFIDENCE RETURNS, THEN FADES

Veedot's fiscal year opened amid a  rally as investors returned to the stock market, encouraged by the continued strength of consumer spending, which was boosted by tax rebates, lower interest rates, and mortgage refinancing. By spring, manufacturing, which had been contracting for most of 2001, showed signs of recovery.

Sentiment took a turn for the worse, however, when a barrage of investigations into corporate governance malfeasance and accounting chicanery, accompanied by growing fears about Middle East conflict, sent the S&P 500 Index plummeting to five-year lows  in July and October. This environment led to rising pessimism, and the period closed with five consecutive months of declining consumer confidence.

PRODUCTIVE FOCUS ON ACCELERATION

Veedot's discipline helped it navigate the shifting crosscurrents of market sentiment toward a wide variety of

PORTFOLIO AT A GLANCE

                                                  AS OF 10/31/02
-------------------------------------------------------------------------------
Net Assets                                        $196.2 million
-------------------------------------------------------------------------------
                                          10/31/02              10/31/01
-------------------------------------------------------------------------------
No. of Holdings                              324                   253
-------------------------------------------------------------------------------
P/E Ratio                                   29.5                  26.6
-------------------------------------------------------------------------------
Median Market                               $1.3                  $1.4
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $10.0                 $8.6
Market Capitalization                      billion              billion
-------------------------------------------------------------------------------
Portfolio Turnover                          330%                  410%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                       1.50%                 1.50%
-------------------------------------------------------------------------------

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

                                                                         ------
                                                                         5

Veedot - Performance Review

accelerating industries. For example, when expectations of a booming economic rebound faded, many investors sought stability in companies that make and sell goods that consumers buy regardless of economic conditions.  As a result, more of these companies met Veedot's investment criteria and were added to the portfolio.

Veedot also was helped by selected companies whose sales are more cyclical. For example, holdings in specialty stores such as PETsMART performed well on the strength of accelerating sales and earnings. The portfolio also benefited from its stake in manufacturers of motor vehicles  and parts, such as recreational vehicle giant Winnebago, whose strong  sales were propelled by low-interest financing. Low interest rates also reduced the borrowing costs for real estate investment trusts, which provided a lift to Veedot's position in Chelsea
Property Group.

Energy stocks were also among the portfolio's top contributors during  the year.
Investments in oil services companies and reserves and production companies gained as crude prices rose to more than $30 a barrel due to concerns that war would disrupt supply.

Though investors avoided telecommunications companies because of

TYPES OF INVESTMENTS IN PORTFOLIO
                                          AS OF                 AS OF
                                        10/31/02               4/30/02
--------------------------------------------------------------------------------
U.S. Common Stocks                       98.8%                 90.5%
--------------------------------------------------------------------------------
Foreign Stocks                            0.2%                  0.3%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    99.0%                 90.8%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          1.0%                  9.2%
--------------------------------------------------------------------------------

TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        10/31/02               4/30/02
-------------------------------------------------------------------------------
Medical Products
& Supplies                                6.9%                  4.8%
-------------------------------------------------------------------------------
Energy Reserves
& Production                              6.3%                   --
-------------------------------------------------------------------------------
Specialty Stores                          5.9%                  5.5%
-------------------------------------------------------------------------------
Medical Providers
& Services                                5.5%                  7.4%
-------------------------------------------------------------------------------
Information Services                      4.3%                  3.5%
-------------------------------------------------------------------------------

worries about the industry's debt and overcapacity problems, Veedot's limited telecom stake turned in positive results. The top contributor was Nextel, whose emphasis on higher-margin business customers helped it take market share from wireless companies that focus primarily on the consumer marketplace.

Many of Veedot's consumer services stocks performed well. Increasing growth in movie and television production boosted Pixar and Viacom, though some media stocks fell when their advertising revenues failed to live up  to forecasts. The portfolio's leisure stocks were driven by the growing popularity of auto racing and its licensees, such as Racing Champions and Action Performance. Consistent with its investment discipline, Veedot sold those stocks at a profit in order to pursue accelerating opportunities in other areas.

SLUMPING EQUITIES AND  TECH STOCKS

Veedot's financial holdings exemplified the market's volatility. While some regional banks, thrifts, and financial services companies benefited from the

(continued)

------
     6

Veedot - Performance Review

low cost of borrowing, many companies in the financial industry were hurt by the slumping equity market, which reduced revenues for asset managers and decreased the value of shares held by banks and insurers. Credit quality concerns also slowed some financial stocks as investors worried that the difficult market conditions and tepid economic growth would lead to a rise in loan defaults.

Investors rotated out of health care in search of faster growth. While double-digit percentage annual increases in health care spending have helped some medical providers, they have not yet translated into a boom for companies that make medical supplies. Biotechnology and pharmaceutical companies also declined.

Technology stocks were the top detractors from Veedot's returns as the weak earnings environment caused companies to delay purchases of computer hardware, software and networking equipment. Disappointing sales forecasts particularly hurt semiconductor makers, such as Novellus Systems, Silicon Laboratories, and
White Electronics Designs, and software manufacturers, such as Quest Software.

Other companies that depend on corporate spending declined as well. Examples include industrial parts manufacturers and outsourcing companies.

LOOKING FOR MORE VITALITY

While it's impossible to predict the future, we're hopeful that the pressure on stock prices will begin to ease. The economy is beginning to show more vitality, and we're starting to see corporate earnings improve-- two forces that must be present for the market to sustain positive returns. But we also recognize that the possibility of war and other unpredictable factors could delay the broad market upswing we all want to see.

Regardless of the market environment, we will continue to apply our disciplined, acceleration-based approach. We believe this strategy enables us to position the fund to benefit from the market's best investment opportunities.

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        10/31/02               4/30/02
-------------------------------------------------------------------------------
Nextel Communications,
Inc.                                      1.1%                  0.1%
-------------------------------------------------------------------------------
PETsMART, Inc.                            1.0%                  1.1%
-------------------------------------------------------------------------------
Johnson & Johnson                         0.9%                  0.6%
-------------------------------------------------------------------------------
Steris Corp.                              0.8%                  0.5%
-------------------------------------------------------------------------------
HCA Inc.                                  0.8%                   --
-------------------------------------------------------------------------------
Forest Laboratories,
Inc. Cl A                                 0.7%                   --
-------------------------------------------------------------------------------
Tribune Co.                               0.7%                   --
-------------------------------------------------------------------------------
First Health Group Corp.                  0.7%                  0.2%
-------------------------------------------------------------------------------
QUALCOMM Inc.                             0.7%                   --
-------------------------------------------------------------------------------
Lancaster Colony Corp.                    0.7%                   --
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                         ------
                                                                         7

Veedot - Schedule of Investments

OCTOBER 31, 2002

Shares                                                              Value
------------------------------------------------------------------------------
COMMON STOCKS - 99.0%

ALCOHOL -- 0.4%
------------------------------------------------------------------------------
   11,000    Adolph Coors Company Cl B                         $   753,280
------------------------------------------------------------------------------
APPAREL & TEXTILES -- 0.5%
------------------------------------------------------------------------------
   10,000    Quiksilver, Inc.(1)                                   240,100
------------------------------------------------------------------------------
   30,000    Sara Lee Corp.                                        684,900
------------------------------------------------------------------------------
                                                                   925,000
------------------------------------------------------------------------------
BANKS -- 2.7%
------------------------------------------------------------------------------
   10,000    Bank of America Corp.                                 698,000
------------------------------------------------------------------------------
   10,000    Banknorth Group Inc.                                  232,350
------------------------------------------------------------------------------
   15,000    Citigroup Inc.                                        554,250
------------------------------------------------------------------------------
   10,000    City Holding Company                                  281,550
------------------------------------------------------------------------------
   10,000    Commerce Bancorp, Inc.                                459,100
------------------------------------------------------------------------------
   10,000    Commerce Bancshares, Inc.                             415,850
------------------------------------------------------------------------------
   15,000    Connecticut Bancshares, Inc.                          580,275
------------------------------------------------------------------------------
   10,000    East-West Bancorp Inc.                                344,500
------------------------------------------------------------------------------
   10,000    First Virginia Banks, Inc.                            374,300
------------------------------------------------------------------------------
   15,000    North Fork Bancorporation, Inc.                       576,900
------------------------------------------------------------------------------
   15,000    Texas Regional Bancshares, Inc.                       496,425
------------------------------------------------------------------------------
    7,000    Wells Fargo & Co.                                     353,290
------------------------------------------------------------------------------
                                                                 5,366,790
------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.7%
------------------------------------------------------------------------------
   50,000    Adolor Corp.(1)                                       692,250
------------------------------------------------------------------------------
   25,000    Connetics Corporation(1)                              319,875
------------------------------------------------------------------------------
   20,000    Exact Sciences Corporation(1)                         291,600
------------------------------------------------------------------------------
   15,000    Genzyme Corp.(1)                                      417,750
------------------------------------------------------------------------------
   37,500    Immucor, Inc.(1)                                      835,875
------------------------------------------------------------------------------
   10,000    Neurocrine Biosciences Inc(1)                         448,750
------------------------------------------------------------------------------
   20,000    United Therapeutics Corp.(1)                          299,100
------------------------------------------------------------------------------
                                                                 3,305,200
------------------------------------------------------------------------------
CHEMICALS -- 2.9%
------------------------------------------------------------------------------
    9,000    3M Co.                                              1,142,460
------------------------------------------------------------------------------
   10,000    Avery Dennison Corp.                                  622,400
------------------------------------------------------------------------------
   10,000    Bemis Co., Inc.                                       520,900
------------------------------------------------------------------------------
    5,000    du Pont (E.I.) de Nemours & Co.                       206,250
------------------------------------------------------------------------------
   15,000    Ecolab Inc.                                           723,750
------------------------------------------------------------------------------
   20,000    Georgia Gulf Corporation                              435,000
------------------------------------------------------------------------------
   15,000    Great Lakes Chemical Corp.                            364,800
------------------------------------------------------------------------------
   10,000    H.B. Fuller Co.                                       284,800
------------------------------------------------------------------------------
   15,000    MacDermid, Inc.                                       301,200
------------------------------------------------------------------------------
   20,000    Praxair, Inc.                                       1,090,000
------------------------------------------------------------------------------
                                                                 5,691,560
------------------------------------------------------------------------------
CLOTHING STORES -- 0.2%
------------------------------------------------------------------------------
    7,000    Payless ShoeSource, Inc.(1)                           353,500
------------------------------------------------------------------------------

Shares                                                              Value
------------------------------------------------------------------------------
COMPUTER HARDWARE &  BUSINESS MACHINES -- 2.5%
------------------------------------------------------------------------------
   20,000   American Power Conversion
            Corp.(1)                                          $    258,500
------------------------------------------------------------------------------
   10,000   Diebold, Inc.                                          356,500
------------------------------------------------------------------------------
   15,000   Drexler Technology Corporation(1)                      271,125
------------------------------------------------------------------------------
   35,000   Electronics for Imaging, Inc.(1)                       639,450
------------------------------------------------------------------------------
    7,000   International Business
             Machines Corp.                                        552,580
------------------------------------------------------------------------------
   10,000   Mercury Computer Systems, Inc.(1)                      302,800
------------------------------------------------------------------------------
   94,000   Pinnacle Systems, Inc.(1)                            1,119,070
------------------------------------------------------------------------------
   10,000   Qlogic Corp.(1)                                        348,050
------------------------------------------------------------------------------
   20,000   Storage Technology Corp.(1)                            353,600
------------------------------------------------------------------------------
   75,000   Western Digital Corp.(1)                               464,250
------------------------------------------------------------------------------
    5,000   Zebra Technologies Corp. Cl A(1)                       307,575
------------------------------------------------------------------------------
                                                                 4,973,500
------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 1.9%
------------------------------------------------------------------------------
   30,000   Avid Technology, Inc.(1)                               422,100
------------------------------------------------------------------------------
   30,000   Digimarc Corporation(1)                                387,900
------------------------------------------------------------------------------
   25,000   Hyperion Solutions Corp.(1)                            675,125
------------------------------------------------------------------------------
   20,000   IDX Systems Corp.(1)                                   309,800
------------------------------------------------------------------------------
   20,000   Intuit Inc.(1)                                       1,037,600
------------------------------------------------------------------------------
   10,000   Microsoft Corp.(1)                                     534,650
------------------------------------------------------------------------------
   40,000   Quest Software Inc.(1)                                 432,200
------------------------------------------------------------------------------
                                                                 3,799,375
------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 1.5%
------------------------------------------------------------------------------
   10,000   Drew Industries Inc.(1)                                162,000
------------------------------------------------------------------------------
   15,000   Hovnanian Enterprises Inc.(1)                          567,300
------------------------------------------------------------------------------
   15,000   Lennar Corp.                                           827,550
------------------------------------------------------------------------------
   10,000   NCI Building Systems, Inc.(1)                          187,600
------------------------------------------------------------------------------
    2,000   NVR, Inc.(1)                                           678,000
------------------------------------------------------------------------------
   20,000   William Lyon Homes, Inc.(1)                            483,000
------------------------------------------------------------------------------
                                                                 2,905,450
------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.0%
------------------------------------------------------------------------------
   10,000   Harman International Industries Inc.                   560,000
------------------------------------------------------------------------------
  100,000   Select Comfort Corporation(1)                          861,000
------------------------------------------------------------------------------
   10,000   The Toro Company                                       638,600
------------------------------------------------------------------------------
                                                                 2,059,600
------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 1.5%
------------------------------------------------------------------------------
   10,000   Flir Systems Inc.(1)                                   473,200
------------------------------------------------------------------------------
   30,000   Invision Technologies, Inc.(1)                       1,062,150
------------------------------------------------------------------------------
   15,000   ITT Industries, Inc.                                   974,700
------------------------------------------------------------------------------
   10,000   L-3 Communications
             Holdings, Inc.(1)                                     470,000
------------------------------------------------------------------------------
                                                                 2,980,050
------------------------------------------------------------------------------
DEPARTMENT STORES -- 0.1%
------------------------------------------------------------------------------
   5,000   Wal-Mart Stores, Inc.                                   267,750
------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
    8

Veedot - Schedule of Investments

OCTOBER 31, 2002

Shares                                                              Value
------------------------------------------------------------------------------
DRUGS -- 2.8%
------------------------------------------------------------------------------
   20,000    American Pharmaceutical
             Partners, Inc.(1)                               $     401,500
------------------------------------------------------------------------------
   29,000    Chattem, Inc.(1)                                    1,215,390
------------------------------------------------------------------------------
   15,000    Eon Labs, Inc.(1)                                     337,875
------------------------------------------------------------------------------
   15,000    Forest Laboratories, Inc. Cl A(1)                   1,469,850
------------------------------------------------------------------------------
   10,000    IDEXX Laboratories, Inc.(1)                           344,950
------------------------------------------------------------------------------
   30,000    Johnson & Johnson                                   1,762,500
------------------------------------------------------------------------------
                                                                 5,532,065
------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.7%
------------------------------------------------------------------------------
   20,000    Cognex Corp.(1)                                       379,400
------------------------------------------------------------------------------
   30,000    Dionex Corp.(1)                                       924,750
------------------------------------------------------------------------------
   10,000    Excel Technology, Inc.(1)                             184,600
------------------------------------------------------------------------------
    5,000    Franklin Electronic Co., Inc.                         220,525
------------------------------------------------------------------------------
   20,000    Inter-Tel, Inc.                                       540,800
------------------------------------------------------------------------------
   15,000    Littelfuse, Inc.(1)                                   237,300
------------------------------------------------------------------------------
   25,000    Methode Electronics, Inc.                             231,125
------------------------------------------------------------------------------
   10,000    Molex Inc.                                            264,200
------------------------------------------------------------------------------
   20,000    Planar Systems Inc.(1)                                365,600
------------------------------------------------------------------------------
   40,000    QUALCOMM Inc.(1)                                    1,380,400
------------------------------------------------------------------------------
   20,000    Trimble Navigation Ltd.(1)                            261,900
------------------------------------------------------------------------------
   30,000    X-Rite, Inc.                                          242,250
------------------------------------------------------------------------------
                                                                 5,232,850
------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.2%
------------------------------------------------------------------------------
   10,000    Hawaiian Electric Industries, Inc.                    478,700
------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 6.3%
------------------------------------------------------------------------------
   15,000    Apache Corp.                                          810,900
------------------------------------------------------------------------------
   25,000    Burlington Resources, Inc.                          1,030,000
------------------------------------------------------------------------------
   80,000    Chesapeake Energy Corp.                               558,400
------------------------------------------------------------------------------
   30,000    Denbury Resources Inc.(1)                             349,500
------------------------------------------------------------------------------
   20,000    Devon Energy Corporation                            1,010,000
------------------------------------------------------------------------------
    8,000    EOG Resources Inc.                                    296,240
------------------------------------------------------------------------------
   15,000    Equitable Resources Inc.                              534,000
------------------------------------------------------------------------------
   15,000    Evergreen Resources, Inc.(1)                          616,950
------------------------------------------------------------------------------
   15,000    Houston Exploration Co.(1)                            460,650
------------------------------------------------------------------------------
   20,000    Newfield Exploration Company(1)                       699,800
------------------------------------------------------------------------------
   15,000    Noble Energy, Inc.                                    545,850
------------------------------------------------------------------------------
   35,000    Ocean Energy, Inc.                                    652,050
------------------------------------------------------------------------------
   25,000    Patina Oil & Gas Corp.                                728,750
------------------------------------------------------------------------------
   25,000    Pioneer Natural Resources Co.(1)                      621,750
------------------------------------------------------------------------------
   30,000    Pogo Producing Co.                                  1,081,500
------------------------------------------------------------------------------
   10,000    Prima Energy Corporation(1)                           232,550
------------------------------------------------------------------------------
   40,000    Range Resources Corp.(1)                              190,800
------------------------------------------------------------------------------
   10,000    Sabine Royalty Trust                                  229,500
------------------------------------------------------------------------------
   40,000    San Juan Basin Royalty Trust                          506,400
------------------------------------------------------------------------------
   20,000    St. Mary Land & Exploration Co.                       505,800
------------------------------------------------------------------------------
   30,000    XTO Energy Inc.                                       721,500
------------------------------------------------------------------------------
                                                                12,382,890
------------------------------------------------------------------------------

Shares                                                              Value
------------------------------------------------------------------------------
ENTERTAINMENT -- 0.9%
------------------------------------------------------------------------------
   10,000   Pixar, Inc.(1)                                  $      510,450
------------------------------------------------------------------------------
   30,000   Viacom, Inc. Cl B(1)                                 1,338,300
------------------------------------------------------------------------------
                                                                 1,848,750
------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.9%
------------------------------------------------------------------------------
   15,000   Republic Services, Inc. Cl A(1)                        308,700
------------------------------------------------------------------------------
   30,000   Stericycle, Inc.(1)                                    998,700
------------------------------------------------------------------------------
   15,000   Waste Connections, Inc.(1)                             548,700
------------------------------------------------------------------------------
                                                                 1,856,100
------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.0%
------------------------------------------------------------------------------
   20,000   American Financial Holdings, Inc.                      601,500
------------------------------------------------------------------------------
   10,000   Countrywide Credit Industries, Inc.                    503,100
------------------------------------------------------------------------------
   20,000   New Century Financial Corp.                            421,300
------------------------------------------------------------------------------
    5,000   Student Loan Corp. (The)                               476,000
------------------------------------------------------------------------------
                                                                 2,001,900
------------------------------------------------------------------------------
FOOD & BEVERAGE -- 2.6%
------------------------------------------------------------------------------
   10,000   Coca-Cola Bottling Co. Consolidated                    531,500
------------------------------------------------------------------------------
    7,000   Coca-Cola Company (The)                                325,360
------------------------------------------------------------------------------
   25,000   Dean Foods Co.(1)                                      937,250
------------------------------------------------------------------------------
   10,000   General Mills, Inc.                                    413,200
------------------------------------------------------------------------------
   25,000   Interstate Bakeries Corp.                              622,750
------------------------------------------------------------------------------
   30,000   Lancaster Colony Corp.                               1,362,487
------------------------------------------------------------------------------
   15,000   SYSCO Corp.                                            475,200
------------------------------------------------------------------------------
   10,000   Wrigley (Wm.) Jr. Company                              527,700
------------------------------------------------------------------------------
                                                                 5,195,447
------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.3%
------------------------------------------------------------------------------
   20,000   Trex Company, Inc.(1)                                  570,000
------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 0.8%
------------------------------------------------------------------------------
   10,000   Energen Corp.                                          279,000
------------------------------------------------------------------------------
   25,000   ONEOK, Inc.                                            473,500
------------------------------------------------------------------------------
   15,000   Questar Corp.                                          387,000
------------------------------------------------------------------------------
   10,000   UGI Corp.                                              387,900
------------------------------------------------------------------------------
                                                                 1,527,400
------------------------------------------------------------------------------
GOLD -- 0.9%
------------------------------------------------------------------------------
  500,000   Coeur D'alene Mines Corporation(1)                     695,000
------------------------------------------------------------------------------
   25,000   Newmont Mining Corporation
            Holding Co.                                            618,000
------------------------------------------------------------------------------
   50,000   TVX Gold Inc.(1)                                       533,500
------------------------------------------------------------------------------
                                                                 1,846,500
------------------------------------------------------------------------------
GROCERY STORES -- 0.2%
------------------------------------------------------------------------------
   10,000   Whole Foods Market, Inc.(1)                            466,750
------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.5%
------------------------------------------------------------------------------
   15,000   Hubbell Inc. Cl B                                      509,250
------------------------------------------------------------------------------
    7,000   United Technologies Corp.                              431,690
------------------------------------------------------------------------------
                                                                   940,940
------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                         9

Veedot - Schedule of Investments

OCTOBER 31, 2002

Shares                                                              Value
------------------------------------------------------------------------------
HEAVY MACHINERY -- 0.6%
------------------------------------------------------------------------------
   30,000    AGCO Corp.(1)                                    $    762,000
------------------------------------------------------------------------------
   10,000    Caterpillar Inc.                                      408,500
------------------------------------------------------------------------------
                                                                 1,170,500
------------------------------------------------------------------------------
HOME PRODUCTS -- 3.9%
------------------------------------------------------------------------------
   10,000    Alberto-Culver Company Cl B                           516,200
------------------------------------------------------------------------------
   25,000    Clorox Company                                      1,123,250
------------------------------------------------------------------------------
   20,000    Colgate-Palmolive Co.                               1,099,600
------------------------------------------------------------------------------
   45,000    Dial Corp. (The)                                      956,700
------------------------------------------------------------------------------
   10,000    Fortune Brands, Inc.                                  500,600
------------------------------------------------------------------------------
   10,000    Gillette Company                                      298,800
------------------------------------------------------------------------------
   30,000    International Flavors &
             Fragrances Inc.                                     1,006,500
------------------------------------------------------------------------------
   70,000    Nu Skin Asia Pacific Inc.                             804,300
------------------------------------------------------------------------------
   15,000    Procter & Gamble Co. (The)                          1,326,750
------------------------------------------------------------------------------
                                                                 7,632,700
------------------------------------------------------------------------------
HOTELS -- 0.5%
------------------------------------------------------------------------------
   20,000    Mandalay Resort Group(1)                              565,800
------------------------------------------------------------------------------
   15,000    MGM Mirage(1)                                         466,500
------------------------------------------------------------------------------
                                                                 1,032,300
------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 1.4%
------------------------------------------------------------------------------
   15,000    American Standard
             Companies Inc.(1)                                   1,000,500
------------------------------------------------------------------------------
   10,000    Black & Decker Corporation                            467,600
------------------------------------------------------------------------------
   30,000    CLARCOR Inc.                                          927,300
------------------------------------------------------------------------------
   10,000    Kennametal Inc.                                       311,700
------------------------------------------------------------------------------
                                                                 2,707,100
------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 1.8%
------------------------------------------------------------------------------
   10,000    Aaron Rents, Inc.                                     215,500
------------------------------------------------------------------------------
   10,000    Bright Horizons Family
             Solutions, Inc.(1)                                    270,700
------------------------------------------------------------------------------
   20,000    Cintas Corp.                                          945,100
------------------------------------------------------------------------------
   10,000    Education Management Corp.(1)                         366,650
------------------------------------------------------------------------------
   40,000    Kroll Inc.(1)                                         775,800
------------------------------------------------------------------------------
   75,000    Labor Ready, Inc.(1)                                  516,000
------------------------------------------------------------------------------
   10,000    Strayer Education, Inc.                               531,950
------------------------------------------------------------------------------
                                                                 3,621,700
------------------------------------------------------------------------------
INFORMATION SERVICES -- 4.3%
------------------------------------------------------------------------------
   25,000    Apollo Group Inc. Cl A(1)                           1,037,375
------------------------------------------------------------------------------
   10,000    CACI International Inc.(1)                            409,100
------------------------------------------------------------------------------
   20,000    Cognizant Technology
             Solutions Corporation(1)                            1,324,300
------------------------------------------------------------------------------
   25,000    Corinthian Colleges, Inc.(1)                          948,750
------------------------------------------------------------------------------
   20,000    Corporate Executive
             Board Co. (The)(1)                                    663,700
------------------------------------------------------------------------------
   30,000    Getty Images Inc.(1)                                  859,500
------------------------------------------------------------------------------
   25,000    ICT Group, Inc.(1)                                    465,000
------------------------------------------------------------------------------
   10,000    ITT Educational Services, Inc.(1)                     218,500
------------------------------------------------------------------------------
   30,000    Paychex, Inc.                                         864,900
------------------------------------------------------------------------------
   15,000    Pec Solutions Inc.(1)                                 520,125
------------------------------------------------------------------------------

Shares                                                              Value
------------------------------------------------------------------------------
   15,000    Tier Technologies, Inc.(1)                       $    285,825
------------------------------------------------------------------------------
   15,000    University of Phoenix Online(1)                       466,575
------------------------------------------------------------------------------
   80,000    WebMD Corporation(1)                                  499,200
------------------------------------------------------------------------------
                                                                 8,562,850
------------------------------------------------------------------------------
INTERNET -- 2.4%
------------------------------------------------------------------------------
   60,000   Ameritrade Holding Corporation(1)                      271,200
-----------------------------------------------------------------------------
   10,000   eBay Inc.(1)                                           632,250
-----------------------------------------------------------------------------
    7,000   Expedia, Inc.                                          472,850
-----------------------------------------------------------------------------
   15,000   Hotels.com(1)                                          935,025
-----------------------------------------------------------------------------
   40,000   j2 Global Communications, Inc.(1)                    1,095,600
-----------------------------------------------------------------------------
   15,000   SafeNet, Inc.(1)                                       251,100
-----------------------------------------------------------------------------
   25,000   Ticketmaster Cl B(1)                                   592,500
-----------------------------------------------------------------------------
   40,000   United Online, Inc.(1)                                 477,600
-----------------------------------------------------------------------------
                                                                 4,728,125
-----------------------------------------------------------------------------
LEISURE -- 1.8%
-----------------------------------------------------------------------------
   10,000   Churchill Downs Incorporated                           393,300
-----------------------------------------------------------------------------
   25,000   Eastman Kodak Co.                                      823,750
-----------------------------------------------------------------------------
   10,000   International Game Technology(1)                       752,100
-----------------------------------------------------------------------------
   55,000   Marvel Enterprises, Inc.(1)                            442,750
-----------------------------------------------------------------------------
   50,000   Shuffle Master, Inc.(1)                              1,147,500
-----------------------------------------------------------------------------
                                                                 3,559,400
-----------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 0.7%
-----------------------------------------------------------------------------
   30,000   Aflac Inc.                                             913,200
-----------------------------------------------------------------------------
   20,000   UnumProvident Corp.                                    410,400
-----------------------------------------------------------------------------
                                                                 1,323,600
-----------------------------------------------------------------------------
MEDIA -- 2.1%
-----------------------------------------------------------------------------
   20,000   Cox Radio Inc. Cl A(1)                                 474,800
-----------------------------------------------------------------------------
   75,000   Cumulus Media Inc.(1)                                1,287,375
-----------------------------------------------------------------------------
   40,000   Emmis Communications
            Corp. Cl A(1)                                          873,000
-----------------------------------------------------------------------------
   30,000   Hearst-Argyle Television, Inc.(1)                      746,700
-----------------------------------------------------------------------------
   60,000   Sinclair Broadcast Group,
            Inc. Cl A(1)                                           704,700
-----------------------------------------------------------------------------
                                                                 4,086,575
-----------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 6.9%
-----------------------------------------------------------------------------
   10,000   Advanced Neuromodulation
            Systems, Inc.(1)                                       304,350
-----------------------------------------------------------------------------
   30,000   Affymetrix, Inc.(1)                                    781,950
-----------------------------------------------------------------------------
   20,000   Alcon, Inc.(1)                                         820,400
-----------------------------------------------------------------------------
   10,000   Bard (C.R.), Inc.                                      559,300
-----------------------------------------------------------------------------
   30,000   Biomet Inc.                                            883,950
-----------------------------------------------------------------------------
   15,000   Boston Scientific Corp.(1)                             564,450
-----------------------------------------------------------------------------
   10,000   Cooper Companies, Inc. (The)                           530,000
-----------------------------------------------------------------------------
   20,000   Dentsply International Inc.                            737,700
-----------------------------------------------------------------------------
   20,000   Edwards Lifesciences Corporation(1)                    513,800
-----------------------------------------------------------------------------
   15,000   Invacare Corp.                                         474,000
-----------------------------------------------------------------------------
   10,000   Invitrogen Corp.(1)                                    279,150
-----------------------------------------------------------------------------
   15,000   Medtronic, Inc.                                        672,000
-----------------------------------------------------------------------------
   10,000   Mentor Corp.                                           378,850
-----------------------------------------------------------------------------

See Notes to Financial Statements.                                (continued)

------
    10

Veedot - Schedule of Investments

OCTOBER 31, 2002

Shares                                                              Value
-----------------------------------------------------------------------------
   25,000   Patterson Dental Co.(1)                           $  1,287,875
-----------------------------------------------------------------------------
   25,000   Pharmaceutical Product
            Development, Inc.(1)                                   689,875
-----------------------------------------------------------------------------
   20,000   Sangstat Medical Corp.(1)                              373,400
-----------------------------------------------------------------------------
   20,000   St. Jude Medical, Inc.(1)                              712,200
-----------------------------------------------------------------------------
   60,000   Steris Corp.(1)                                      1,591,799
-----------------------------------------------------------------------------
   20,000   Stryker Corp.                                        1,262,000
-----------------------------------------------------------------------------
                                                                13,417,049
-----------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 5.5%
-----------------------------------------------------------------------------
   20,000    AdvancePCS(1)                                         505,400
-----------------------------------------------------------------------------
   10,000    AmerisourceBergen Corp.                               711,500
-----------------------------------------------------------------------------
   20,000    Apria Healthcare Group Inc.(1)                        487,800
-----------------------------------------------------------------------------
   25,000    Caremark Rx Inc.(1)                                   442,500
-----------------------------------------------------------------------------
   30,000    Covance Inc.(1)                                       668,400
-----------------------------------------------------------------------------
   20,000    Coventry Health Care Inc.(1)                          669,200
-----------------------------------------------------------------------------
   15,000    Express Scripts, Inc. Cl A(1)                         812,325
-----------------------------------------------------------------------------
   55,000    First Health Group Corp.(1)                         1,424,500
-----------------------------------------------------------------------------
   60,000    Hanger Orthopedic Group, Inc.(1)                      852,000
-----------------------------------------------------------------------------
   35,000    HCA Inc.                                            1,522,150
-----------------------------------------------------------------------------
   15,000    Health Net Inc.(1)                                    351,000
-----------------------------------------------------------------------------
   80,000    Humana Inc.(1)                                        974,400
-----------------------------------------------------------------------------
   30,000    Omnicare, Inc.                                        651,900
-----------------------------------------------------------------------------
    5,000    UnitedHealth Group Incorporated                       454,750
-----------------------------------------------------------------------------
   50,000    US Oncology Inc.(1)                                   400,750
-----------------------------------------------------------------------------
                                                                10,928,575
-----------------------------------------------------------------------------
MINING & METALS -- 0.9%
-----------------------------------------------------------------------------
    5,000    Material Sciences Corporation(1)                       54,800
-----------------------------------------------------------------------------
   15,000    Quanex Corporation                                    533,100
-----------------------------------------------------------------------------
   20,000    Steel Technologies Inc.                               434,500
-----------------------------------------------------------------------------
   35,000    Worthington Industries, Inc.                          659,400
-----------------------------------------------------------------------------
                                                                 1,681,800
-----------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 2.1%
-----------------------------------------------------------------------------
    2,500    Coachmen Industries, Inc.                              33,875
-----------------------------------------------------------------------------
   40,000    Gentex Corp.(1)                                     1,180,600
-----------------------------------------------------------------------------
   10,000    Strattec Security Corporation(1)                      492,550
-----------------------------------------------------------------------------
   15,000    Superior Industries
             International, Inc.                                   637,050
-----------------------------------------------------------------------------
   40,000    Thor Industries, Inc.                               1,338,000
-----------------------------------------------------------------------------
   10,000    Winnebago Industries                                  453,300
-----------------------------------------------------------------------------
                                                                 4,135,375
-----------------------------------------------------------------------------
OIL REFINING -- 0.5%
-----------------------------------------------------------------------------
   40,000    Blue Rhino Corporation(1)                             610,800
-----------------------------------------------------------------------------
   10,000    Valero Energy Corp.                                   352,100
-----------------------------------------------------------------------------
                                                                   962,900
-----------------------------------------------------------------------------
OIL SERVICES -- 1.3%
-----------------------------------------------------------------------------
   20,000    ENSCO International Inc.                              540,800
-----------------------------------------------------------------------------
   15,000    Gulf Island Fabrication, Inc.(1)                      199,575
-----------------------------------------------------------------------------

Shares                                                              Value
-----------------------------------------------------------------------------
   10,000   Helmerich & Payne, Inc.                           $   283,100
-----------------------------------------------------------------------------
   29,883   Patterson-UTI Energy Inc.(1)                          864,366
-----------------------------------------------------------------------------
   35,000   Unit Corporation(1)                                   675,500
-----------------------------------------------------------------------------
                                                                2,563,341
-----------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE -- 2.0%
-----------------------------------------------------------------------------
   15,000   Allstate Corp.                                        596,700
-----------------------------------------------------------------------------
   10,000   Berkley (W.R.) Corp.                                  371,500
-----------------------------------------------------------------------------
   10,000   Erie Indemnity Company                                399,700
-----------------------------------------------------------------------------
   20,000   Harleysville Group Inc.                               572,000
-----------------------------------------------------------------------------
   15,000   LandAmerica Financial Group, Inc.                     532,500
-----------------------------------------------------------------------------
   20,000   Odyssey Re Holdings Corp.                             364,400
-----------------------------------------------------------------------------
   20,000   RLI Corp.                                             560,000
-----------------------------------------------------------------------------
   15,000   SAFECO Corp.                                          533,475
-----------------------------------------------------------------------------
                                                                3,930,275
-----------------------------------------------------------------------------
PUBLISHING -- 3.9%
-----------------------------------------------------------------------------
    5,600   Courier Corporation                                   211,232
-----------------------------------------------------------------------------
    5,000   E.W. Scripps Company (The)                            385,950
-----------------------------------------------------------------------------
    5,000   Gannett Co., Inc.                                     379,650
-----------------------------------------------------------------------------
   25,000   Lee Enterprises, Incorporated                         817,500
-----------------------------------------------------------------------------
   10,000   McClatchy Co.                                         621,300
-----------------------------------------------------------------------------
   10,000   McGraw-Hill Companies, Inc. (The)                     645,000
-----------------------------------------------------------------------------
   10,000   Media General, Inc. Cl A                              547,000
-----------------------------------------------------------------------------
   15,000   Meredith Corp.                                        683,250
-----------------------------------------------------------------------------
   20,000   New York Times Co. (The) Cl A                         968,200
-----------------------------------------------------------------------------
   25,000   Paxar Corp.(1)                                        360,500
-----------------------------------------------------------------------------
   30,000   Tribune Co.                                         1,441,500
-----------------------------------------------------------------------------
    1,000   Washington Post Co. (The)                             727,900
-----------------------------------------------------------------------------
                                                                7,788,982
-----------------------------------------------------------------------------
RAILROADS -- 0.3%
-----------------------------------------------------------------------------
   10,000   Union Pacific Corp.                                   590,500
-----------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 3.9%
-----------------------------------------------------------------------------
   20,000   Capital Automotive REIT                               491,100
-----------------------------------------------------------------------------
   30,000   Chelsea Property Group Inc.                           976,500
-----------------------------------------------------------------------------
   35,000   Commercial Net Lease Realty                           546,000
-----------------------------------------------------------------------------
   20,000   Crown American Realty Trust                           177,000
-----------------------------------------------------------------------------
   12,000   Great Lakes REIT, Inc.                                207,360
-----------------------------------------------------------------------------
   30,000   Health Care Property Investors Inc.                 1,296,000
-----------------------------------------------------------------------------
   20,000   Health Care REIT Inc.                                 561,600
-----------------------------------------------------------------------------
   10,000   Hospitality Properties Trust                          327,200
-----------------------------------------------------------------------------
   10,000   Kramont Realty Trust                                  142,500
-----------------------------------------------------------------------------
   35,000   Lexington Corporate
            Properties Trust                                      528,850
-----------------------------------------------------------------------------
   20,000   Mid-Atlantic Realty Trust                             329,000
-----------------------------------------------------------------------------
   20,000   National Health Investors, Inc.                       323,000
-----------------------------------------------------------------------------
   15,000   Realty Income Corporation                             501,750
-----------------------------------------------------------------------------
   20,000   Redwood Trust, Inc.                                   536,200
-----------------------------------------------------------------------------
   10,000   Sovran Self Storage, Inc.                             290,500
-----------------------------------------------------------------------------
   20,000   Universal Health Realty
            Income Trust                                          536,000
-----------------------------------------------------------------------------
                                                                7,770,560
-----------------------------------------------------------------------------

See Notes to Financial Statements.                               (continued)

                                                                        ------
                                                                        11

Veedot - Schedule of Investments

OCTOBER 31, 2002

Shares                                                             Value
-----------------------------------------------------------------------------
RESTAURANTS -- 0.4%
-----------------------------------------------------------------------------
   25,000   Landry's Restaurants, Inc.                       $    569,000
-----------------------------------------------------------------------------
   10,000   Wendy's International, Inc.                           316,800
-----------------------------------------------------------------------------
                                                                  885,800
-----------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.4%
-----------------------------------------------------------------------------
   20,000   John Nuveen Co. Cl A                                  542,000
-----------------------------------------------------------------------------
   10,000   Raymond James Financial, Inc.                         313,000
-----------------------------------------------------------------------------
                                                                  855,000
-----------------------------------------------------------------------------
SEMICONDUCTOR -- 2.7%
-----------------------------------------------------------------------------
   30,000   Arrow Electronics, Inc.(1)                            393,900
-----------------------------------------------------------------------------
   75,000   Cree Research, Inc.(1)                              1,295,250
-----------------------------------------------------------------------------
   35,000   Entegris Inc.(1)                                      299,425
-----------------------------------------------------------------------------
   20,000   KLA-Tencor Corp.(1)                                   712,300
-----------------------------------------------------------------------------
   45,000   Lam Research Corp.(1)                                 566,775
-----------------------------------------------------------------------------
   10,000   Maxim Integrated Products, Inc.(1)                    318,250
-----------------------------------------------------------------------------
   20,000   Novellus Systems, Inc.(1)                             632,100
-----------------------------------------------------------------------------
   15,000   Silicon Laboratories Inc.(1)                          318,075
-----------------------------------------------------------------------------
   65,000   Skyworks Solutions, Inc.(1)                           461,825
-----------------------------------------------------------------------------
   25,000   White Electronics Designs(1)                          249,500
-----------------------------------------------------------------------------
                                                                5,247,400
-----------------------------------------------------------------------------
SPECIALTY STORES -- 5.9%
-----------------------------------------------------------------------------
   10,000   Autozone Inc.(1)                                      857,700
-----------------------------------------------------------------------------
   20,000   Bandag, Incorporated                                  764,800
-----------------------------------------------------------------------------
   40,000   Blockbuster, Inc.                                     958,800
-----------------------------------------------------------------------------
   10,000   CDW Computer Centers, Inc.(1)                         529,550
-----------------------------------------------------------------------------
   30,000   Claire's Stores Inc.                                  772,800
-----------------------------------------------------------------------------
   20,000   Hibbett Sporting Goods, Inc.(1)                       436,700
-----------------------------------------------------------------------------
   30,000   Hollywood Entertainment Corp.(1)                      589,650
-----------------------------------------------------------------------------
   20,000   Michaels Stores, Inc.(1)                              899,200
-----------------------------------------------------------------------------
   50,000   Movie Gallery, Inc.(1)                                909,000
-----------------------------------------------------------------------------
   50,000   Office Depot, Inc.(1)                                 719,500
-----------------------------------------------------------------------------
  100,000   PETsMART, Inc.(1)                                   1,910,000
-----------------------------------------------------------------------------
   30,000   School Specialty Inc.(1)                              722,850
-----------------------------------------------------------------------------
   35,000   Sharper Image Corporation(1)                          735,350
-----------------------------------------------------------------------------
   20,000   Tractor Supply Co.(1)                                 761,300
-----------------------------------------------------------------------------
                                                               11,567,200
-----------------------------------------------------------------------------
TELEPHONE -- 0.4%
-----------------------------------------------------------------------------
   30,000   CenturyTel Inc.                                       849,900
-----------------------------------------------------------------------------

Shares                                                             Value
-----------------------------------------------------------------------------
THRIFTS -- 1.0%
-----------------------------------------------------------------------------
   10,000   Commonwealth Bancorp, Inc.                        $   460,050
-----------------------------------------------------------------------------
    5,000   First Defiance Financial Corp.                         93,525
-----------------------------------------------------------------------------
   10,000   Golden State Bancorp Inc.                             367,900
-----------------------------------------------------------------------------
   10,000   Hudson River Bancorp                                  232,300
-----------------------------------------------------------------------------
   10,000   Peoples Bank                                          245,450
-----------------------------------------------------------------------------
   15,000   UCBH Holdings Inc.                                    628,425
-----------------------------------------------------------------------------
                                                                2,027,650
-----------------------------------------------------------------------------
TRUCKING, SHIPPING & AIR FREIGHT -- 2.7%
-----------------------------------------------------------------------------
   40,000   Arkansas Best Corporation(1)                        1,198,800
-----------------------------------------------------------------------------
   20,000   CNF Inc.                                              643,800
-----------------------------------------------------------------------------
   25,000   Heartland Express, Inc.(1)                            491,000
-----------------------------------------------------------------------------
   10,000   Landstar System, Inc.(1)                              487,350
-----------------------------------------------------------------------------
   15,000   Roadway Corp.                                         601,650
-----------------------------------------------------------------------------
   40,000   Werner Enterprises Inc.                               817,800
-----------------------------------------------------------------------------
   40,000   Yellow Corp.                                        1,107,800
-----------------------------------------------------------------------------
                                                                5,348,200
-----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 1.7%
-----------------------------------------------------------------------------
   50,000   AT&T Wireless Services Inc.(1)                        343,500
-----------------------------------------------------------------------------
   60,000   Boston Communications Group(1)                        777,300
-----------------------------------------------------------------------------
  200,000   Nextel Communications, Inc.(1)                      2,258,000
-----------------------------------------------------------------------------
                                                                3,378,800
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $183,809,711)                                           195,615,504
-----------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.0%

Repurchase Agreement, Merrill Lynch
& Co., Inc., (U.S. Treasury obligations),
in a joint trading account at 1.80%,
dated 10/31/02, due 11/1/02
(Delivery value $1,900,095)
(Cost $1,900,000)                                               1,900,000
-----------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $185,709,711)                                          $197,515,504
=============================================================================

NOTES TO SCHEDULE OF INVESTMENTS

REIT = Real Estate Investment Trust

(1)  Non-income producing.

See Notes to Financial Statements.

------
    12

Statement of Assets and Liabilities

OCTOBER 31, 2002

ASSETS

Investment securities, at value
(cost of $185,709,711) (Note 6)                                  $197,515,504
--------------------------------------------------------
Receivable for investments sold                                     9,656,270
--------------------------------------------------------
Dividends and interest receivable                                     161,994
-------------------------------------------------------------------------------
                                                                  207,333,768
-------------------------------------------------------------------------------
LIABILITIES

Disbursements in excess of demand deposit cash                          8,585
--------------------------------------------------------
Payable for investments purchased                                  10,917,825
--------------------------------------------------------
Accrued management fees (Note 2)                                      246,853
-------------------------------------------------------------------------------
                                                                   11,173,263
-------------------------------------------------------------------------------
NET ASSETS                                                       $196,160,505
===============================================================================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                          $358,673,762
--------------------------------------------------------
Accumulated net realized loss on investment transactions         (174,319,050)
--------------------------------------------------------
Net unrealized appreciation on investments (Note 6)                11,805,793
-------------------------------------------------------------------------------
                                                                 $196,160,505
===============================================================================
INVESTOR CLASS, $0.01 PAR VALUE
-------------------------------------------------------------------------------
Net assets                                                       $187,451,387
--------------------------------------------------------
Shares outstanding                                                 49,743,164
--------------------------------------------------------
Net asset value per share                                               $3.77
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
-------------------------------------------------------------------------------
Net assets                                                         $8,709,118
--------------------------------------------------------
Shares outstanding                                                  2,300,760
--------------------------------------------------------
Net asset value per share                                               $3.79
-------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                        ------
                                                                        13

Statement of Operations

YEAR ENDED OCTOBER 31, 2002

INVESTMENT LOSS

INCOME:
-----------------------------------------
Dividends                                                        $  2,673,837
-----------------------------------------
Interest                                                              148,892
-------------------------------------------------------------------------------
                                                                    2,822,729
-------------------------------------------------------------------------------

EXPENSES (Note 2):
-----------------------------------------
Management fees                                                     3,525,491
-----------------------------------------
Directors' fees and expenses                                            2,528
-------------------------------------------------------------------------------
                                                                    3,528,019
-------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (705,290)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investment
transactions (Note 3)                                             (30,555,408)
-----------------------------------------
Change in net unrealized appreciation
on investments (Note 6)                                             1,516,500
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                                  (29,038,908)
-------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(29,744,198)
================================================================================

See Notes to Financial Statements.

------
    14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2002 AND OCTOBER 31, 2001

DECREASE IN NET ASSETS                             2002                2001
--------------------------------------------------------------------------------

OPERATIONS

Net investment loss                          $   (705,290)       $    (261,182)
---------------------------------------
Net realized loss                             (30,555,408)         (62,363,141)
---------------------------------------
Change in net unrealized appreciation           1,516,500          (32,954,380)
--------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                     (29,744,198)         (95,578,703)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net decrease in net assets from
capital share transactions                    (14,862,949)         (28,001,170)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                    (44,607,147)        (123,579,873)

NET ASSETS
Beginning of period                           240,767,652          364,347,525
--------------------------------------------------------------------------------
End of period                                $196,160,505         $240,767,652
================================================================================

See Notes to Financial Statements.

                                                                         ------
                                                                         15

Notes to Financial Statements

OCTOBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that management believes to have better than average prospects for appreciation. The fund generally invests in companies with small, medium, and large market capitalization. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America.
These policies may require the use of estimates by fund management.

MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of October 31, 2002.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of  the latest bid and asked prices where no last sales price is available. Securities traded over- the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities  are valued at fair value as determined in accordance with procedures adopted by the Board  of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net  realized gains and losses are determined on  the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund  is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized  and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at October 31, 2002.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions  that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested  in one or more repurchase agreements that  are collateralized by U.S. Treasury or Agency obligations.

                                                                    (continued)

------
    16

Notes to Financial Statements

OCTOBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net  realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The effective annual management fee for the year ended October 31, 2002, was 1.50% and 1.30% for the
Investor Class and Institutional Class, respectively.

The annual management fee schedule for each class of shares of Veedot is as follows:

                                INVESTOR       ADVISOR       INSTITUTIONAL
                                  CLASS         CLASS            CLASS
---------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
---------------------------------------------------------------------------
First $500 million                1.50%         1.25%            1.30%
---------------------------------------------------------------------------
Next $500 million                 1.45%         1.20%            1.25%
---------------------------------------------------------------------------
Over $1 billion                   1.40%         1.15%            1.20%
---------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor
Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor
Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the
Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. No fees were incurred under the plan during the year ended October 31, 2002, as sale of the Advisor Class had not yet commenced.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (see Note 5).

                                                                    (continued)

                                                                        ------
                                                                        17

Notes to Financial Statements

OCTOBER 31, 2002

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2002, were $ 750,017,916 and $ 763,639,221, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

----------------------------------------------------------------------------
                                           SHARES               AMOUNT
----------------------------------------------------------------------------
INVESTOR CLASS
----------------------------------------------------------------------------
SHARES AUTHORIZED                      200,000,000
============================================================================
YEAR ENDED OCTOBER 31, 2002
--------------------------------
Sold                                     2,795,235           $ 12,674,077
--------------------------------
Redeemed                                (6,537,630)           (27,838,795)
----------------------------------------------------------------------------
Net decrease                            (3,742,395)          $(15,164,718)
============================================================================
YEAR ENDED OCTOBER 31, 2001
--------------------------------
Sold                                     3,512,971           $ 18,182,690
--------------------------------
Redeemed                                (9,463,247)           (47,175,021)
----------------------------------------------------------------------------
Net decrease                            (5,950,276)          $(28,992,331)
============================================================================
ADVISOR CLASS
----------------------------------------------------------------------------
SHARES AUTHORIZED                       50,000,000
============================================================================
INSTITUTIONAL CLASS
----------------------------------------------------------------------------
SHARES AUTHORIZED                       50,000,000
============================================================================
YEAR ENDED OCTOBER 31, 2002
--------------------------------
Sold                                       532,774           $  2,369,124
--------------------------------
Redeemed                                  (462,472)            (2,067,355)
----------------------------------------------------------------------------
Net increase                                70,302           $    301,769
============================================================================
YEAR ENDED OCTOBER 31, 2001
--------------------------------
Sold                                     1,221,447           $  6,194,863
--------------------------------
Redeemed                                (1,053,366)            (5,203,702)
----------------------------------------------------------------------------
Net increase                              168,081            $    991,161
============================================================================

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank  line of credit agreement with JPM. The fund  may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2002.

                                                                    (continued)

------
    18

Notes to Financial Statements

OCTOBER 31, 2002

6. FEDERAL TAX INFORMATION

The character of distributions made during the year, if any, from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts. There were no distributions made during the years ended
October 31, 2002 and October 31, 2001.

As of October 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                    $187,134,578
================================================================================
Gross tax appreciation of investments                               $14,196,431
--------------------------------------------------
Gross tax depreciation of investments                                (3,815,505)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                 $10,380,926
================================================================================
Undistributed ordinary income                                             --
--------------------------------------------------------------------------------
Accumulated capital losses                                        $(172,894,183)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes.  The capital loss carryovers expire in 2008 through 2010.

                                                                        ------
                                                                        19

Veedot - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
-------------------------------------------------------------------------------
                                                       INVESTOR CLASS
-------------------------------------------------------------------------------
                                               2002         2001       2000(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period          $4.32        $5.92       $5.00
-------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
   Net Investment Loss(2)                     (0.01)        --(3)      (0.06)
------------------------------------------
   Net Realized and Unrealized Gain (Loss)    (0.54)       (1.60)       0.98
-------------------------------------------------------------------------------
   Total From Investment Operations           (0.55)       (1.60)       0.92
-------------------------------------------------------------------------------
Net Asset Value, End of Period                $3.77        $4.32       $5.92
===============================================================================
   TOTAL RETURN(4)                           (12.73)%     (27.03)%     18.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                          1.50%        1.50%     1.50%(5)
------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                        (0.31)%      (0.09)%   (0.92)%(5)
------------------------------------------
Portfolio Turnover Rate                         330%         410%        250%
------------------------------------------
Net Assets, End of Period (in thousands)    $187,451     $231,108    $352,130
-------------------------------------------------------------------------------

(1) November 30, 1999 (inception) through October 31, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another

(5) Annualized.

See Notes to Financial Statements.

------
    20

Veedot - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
-------------------------------------------------------------------------------
                                                   INSTITUTIONAL CLASS
-------------------------------------------------------------------------------
                                              2002        2001      2000(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period         $4.33       $5.92       $6.12
-------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------
    Net Investment Income (Loss)(2)           --(3)       0.01       (0.01)
--------------------------------------
    Net Realized and Unrealized Loss         (0.54)      (1.60)      (0.19)
-------------------------------------------------------------------------------
    Total From Investment Operations         (0.54)      (1.59)      (0.20)
-------------------------------------------------------------------------------
Net Asset Value, End of Period               $3.79       $4.33       $5.92
===============================================================================
    TOTAL RETURN(4)                         (12.47)%    (26.86)%     (3.27)%
===============================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                         1.30%      1.30%      1.30%(5)
--------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets                (0.11)%      0.11%    (0.52)%(5)
--------------------------------------
Portfolio Turnover Rate                        330%       410%       250%(6)
--------------------------------------
Net Assets, End of Period (in thousands)     $8,709     $9,659      $12,218
-------------------------------------------------------------------------------

(1) August 1, 2000 (commencement of sale) through October 31, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period November 30, 1999 (inception of fund)
    through October 31, 2000.

See Notes to Financial Statements.

                                                                        ------
                                                                        21

Independent Auditors' Report

The Board of Directors and Shareholders,  American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund, (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2002, and the
related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period November 30, 1999 (inception) through October 31, 2000. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes  examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Veedot
Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 6, 2002

------
    22

Management

The individuals listed below serve as directors or officers of the fund.  Those listed as interested directors  are "interested" primarily by virtue  of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------
THOMAS A. BROWN (62)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 21
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (70)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (57)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------
D.D. (DEL) HOCK (67)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and  J.D. Edwards & Company
-------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director
    Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                   (continued)

                                                                        ------
                                                                            23

Management

INDEPENDENT DIRECTORS (CONTINUED)
-------------------------------------------------------------------------------
DONALD H. PRATT (64)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
-------------------------------------------------------------------------------
GALE E. SAYERS (59)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer, and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (56)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance-Global Markets Group, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (40)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS
-------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (78)(1)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 43
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and
Controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director, ACIM, ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
JAMES E. STOWERS III (43)(1)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 11
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC,
ACIM, ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
    24

Management

OFFICERS
-------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
General Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June 1998), Also serves as: Executive Vice President and Chief Operating
Officer, ACIM, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice
President of other ACC subsidiaries
-------------------------------------------------------------------------------
ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive  Vice President
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer,
ACC (August 1997 to present); Chief Financial Officer, ACC (May 1995 to
October 2002); President, ACSC (January 1999 to present); Executive Vice
President, ACC (May 1995 to present); Also serves as: Executive Vice President and Chief Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and
Treasurer of ACC and other ACC subsidiaries
-------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and
Assistant Treasurer, ACSC
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM,
ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------
ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC
(February 2000 to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC
(February 2000 to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax,
ACSC (April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries (April 1999 to present); President, American Century Employee
Benefit Services, Inc. (January 2000 to December 2000); Treasurer, American
Century Employee Benefit Services, Inc. (December 2000 to present); Treasurer,
American Century Ventures, Inc. (December 1999 to January 2001); Director of
Taxation, ACSC (July 1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

                                                                        ------
                                                                        25

Share Class and
Retirement Account Information

SHARE CLASSES

Three classes of shares are authorized for sale by the fund: Investor Class,
Advisor Class, and Institutional Class.

INVESTOR CLASS shares are available directly from American Century for purchase without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%  Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay  for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25%  higher than the total expense ratio of the Investor Class shares.

INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial  intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional  customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances  and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA and certain 403(b)
distributions [not eligible for rollover to an IRA or to another  qualified plan] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you do not want us to withhold on this amount, you must notify us not to withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the  withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

------
    26

Background Information

PORTFOLIO MANAGERS
=======================================================================
VEEDOT
-----------------------------------------------------------------------
    Jim Stowers III
-----------------------------------------------------------------------
    John Small, Jr.
-----------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

American Century offers more than  a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies:

AMERICAN CENTURY VEEDOT is a  non-diversified fund that uses a systematic, highly disciplined investment process, relying heavily on  quantitative tools to identify attractive investment opportunities. It is designed to identify companies, regardless of size or industry type, whose growth is accelerating and whose share price patterns suggest their stocks are likely to increase in value.

Due to the sector focus of this fund, it may experience greater volatility than funds with a broader investment strategy. It is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

THE S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 INDEX, a market-value weighted index, consists of 400 domestic stocks chosen for market size, liquidity, and industry group presentation.

The RUSSELL 2000 INDEX was created  by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded  U.S.
companies based on total market capitalization.

The WILSHIRE 5000 TOTAL MARKET INDEX measures the performance of all U.S.
headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index. The
Wilshire 5000 base is its December 31, 1980 capitalization of $1,404,596 billion. Therefore, the index is an excellent approximation of dollar changes in the U.S. equity market. The Wilshire 5000 is the best measure of the entire U.S. stock market.

                                                                         ------
                                                                         27

Glossary

AVERAGE ANNUAL RETURNS--the  annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial
Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large,  fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile  manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) more than
$8.4 billion. This is Lipper's market capitalization breakpoint as of October
31, 2002, although it may be subject to change based on market fluctuations.
The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION--market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $8.4 billion and $1.9 billion. This is Lipper's market capitalization breakpoint as of October 31, 2002, although it may be subject to change based on market fluctuations. The  S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

------
    28

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by  dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$1.9 billion. This is Lipper's  market capitalization breakpoint as of October
31, 2002, although it may be subject to change based on market  fluctuations.
The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market  capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing  to ensure its objectives, policies, and risk potential are consistent with  your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME--taxable and tax-free bond funds that can provide current income. They generally offer lower volatility levels than stock funds.

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

                                                                         ------
                                                                         29

Glossary

RISK

The classification of funds by risk  category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential  with either low or minimal price-fluctuation risk.

MODERATE--these funds generally  provide moderate return potential  with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed  during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets),  and portfolio turnover (a gauge of the fund's trading activity).

------
    30

[inside back cover]

                             AMERICAN CENTURY FUNDS

--------------------------------------------------------------------------------
                                     GROWTH
--------------------------------------------------------------------------------
AGGRESSIVE RISK

    DOMESTIC EQUITY                        INTERNATIONAL
    Veedot(reg.sm)                         Emerging Markets
    New Opportunities                      International Opportunities
    New Opportunities II                   International Discovery**
    Giftrust(reg.sm)                       International Growth
    Vista                                  Global Growth
    Heritage
    Growth                                 SPECIALTY
    Ultra(reg.sm)                          Technology
    Select                                 Life Sciences

--------------------------------------------------------------------------------
                               GROWTH AND INCOME
--------------------------------------------------------------------------------

MODERATE RISK

    ASSET ALLOCATION                       DOMESTIC EQUITY
    Balanced                               Equity Growth
    Strategic Allocation: Aggressive       Equity Index
    Strategic Allocation: Moderate         Large Company Value
    Strategic Allocation: Conservative     Tax-Managed Value
                                           Income & Growth
    SPECIALTY                              Value
    Global Gold                            Equity Income
    Global Natural Resources**
    Real Estate
    Utilities

AGGRESSIVE RISK

    DOMESTIC EQUITY
    Small Cap Quantitative
    Small Cap Value**

--------------------------------------------------------------------------------
                                     INCOME
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Ginnie Mae                             CA Intermediate-Term Tax-Free
    Inflation-Adjusted Bond                AZ Municipal Bond
    Short-Term Government                  FL Municipal Bond
                                           Tax-Free Bond
                                           CA Limited-Term Tax-Free

MODERATE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Government Bond                        CA Long-Term Tax-Free
    Target 2005*
    Diversified Bond

AGGRESSIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Target 2030*                           CA High-Yield Municipal
    Target 2025*                           High-Yield Municipal
    Target 2020*
    Target 2015*
    Target 2010*
    High-Yield
    International Bond

--------------------------------------------------------------------------------
                              CAPITAL PRESERVATION
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE MONEY MARKETS                  TAX-FREE MONEY MARKETS
    Prime Money Market                     FL Municipal Money Market
    Government Agency Money Market         CA Tax-Free Money Market
    Capital Preservation                   Tax-Free Money Market
    Premium Money Market

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
                                                                 COMPANIES

0212                              American Century Investment Services, Inc.
SH-ANN-32231S                     (c)2002 American Century Services Corporation